UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-08915

Exact name of registrant as specified in charter:	Strategic Partners Asset
Allocation Funds

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	7/31/2005

Date of reporting period:	7/31/2005

Item 1	–	Reports to Stockholders – [ INSERT REPORT ]

ANNUAL REPORT

JULY 31, 2005

STRATEGIC PARTNERS

ASSET ALLOCATION FUNDS

STRATEGIC PARTNERS

Growth Allocation Fund

(formerly Strategic Partners High Growth Fund)

OBJECTIVE

Seeks long-term capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Dear Shareholder,

September 16, 2005

We hope that you find the annual report for the Strategic Partners Growth Allocation Fund informative and useful. As a Strategic Partners Mutual Fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope that history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

We believe it is wise to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds that cover all the basic asset classes and reflects your personal investment profile and tolerance for risk.

Strategic Partners Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds feature leading asset managers not just from a single company but from the entire investment industry.

Thank you for choosing Strategic Partners Mutual Funds.

Sincerely,

Judy A. Rice, President

Strategic Partners Growth Allocation Fund

Strategic Partners Asset Allocation Funds/Strategic Partners Growth Allocation Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Cumulative Total Returns[1] as of 7/31/05
	One Year	Five Years	Since Inception[2]
Class A	21.90%	12.62%	54.38%
Class B	21.02	8.49	47.00
Class C	21.02	8.49	47.00
Class M	N/A	N/A	15.45
Class R	N/A	N/A	15.90
Class X	N/A	N/A	15.54
Class Z	22.23	14.09	57.25
S&P 500 Index[3]	14.04	–6.56	***
Prior Customized Blend[4]	18.65	9.80	****
Customized Blend[4]	17.76	0.37	****
Lipper Multi-Cap Core Funds Average[5]	16.39	6.75	*****

Average Annual Total Returns[1] as of 6/30/05
	One Year	Five Years	Since Inception[2]
Class A	5.08%	0.45%	5.20%
Class B	5.45	0.66	5.33
Class C	9.35	0.85	5.33
Class M	N/A	N/A	N/A
Class R	N/A	N/A	N/A
Class X	N/A	N/A	N/A
Class Z	11.47	1.86	6.40
S&P 500 Index[3]	6.32	–2.37	***
Prior Customized Blend[4]	8.74	0.56	****
Customized Blend[4]	9.18	–1.14	****
Lipper Multi-Cap Core Funds Average[5]	7.16	–0.36	*****

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1% respectively. Class M and Class X shares are subject to a maximum CDSC of 6%. Class R and Class Z shares are not subject to a sales charge.

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1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and expense reimbursements, the returns for the share classes would have been lower. Class A, Class B, Class C, Class M, Class R, and Class X shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, 1.00%, 0.75%, and 1.00% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Approximately eight years after purchase, Class M shares will automatically convert to Class A shares on a quarterly basis. Approximately ten years after purchase (eight years in the case of shares purchased prior to August 19, 1998), Class X shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

2Inception dates: Class A, Class B, Class C, and Class Z, 11/18/98; Class M, Class R, and Class X, 10/04/04.

3The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed.

4The Prior Customized Benchmark for Strategic Partners Growth Allocation Fund (Prior Customized Blend) is a model portfolio consisting of the S&P 500/Barra Value Index (25%), the S&P 500/Barra Growth Index (25%), the Russell 2000 Value Index (15%), the Russell 2000 Growth Index (15%), and the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index (20%). Effective September 2005, the Customized Benchmark for Strategic Partners Growth Allocation Fund (Customized Blend) is a model portfolio consisting of the Russell 3000 Index (80%) and the MSCI EAEF (20%). Each component of the Prior Customized Blend and the Customized Blend is an unmanaged index generally considered as representing the performance of the Fund’s asset classes. The Customized Blend is intended to provide a theoretical comparison to the Fund’s performance, based on the amounts allocated to each asset class rather than based on amounts allocated to various Fund segments as per the Prior Customized Blend. The Prior Customized Blend and the Customized Blend do not reflect deductions for any sales charges or operating expenses of a mutual fund. The target asset allocations may have shifted since the most recent year ended.

5The Lipper Multi-Cap Core Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Multi-Cap Core Funds category for the periods noted. Funds in the Lipper Average invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P SuperComposite 1500 Index.

Investors cannot invest directly in an index. The returns for the S&P 500 Index, Prior Customized Blend, and the Customized Blend would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the S&P 500 Index, the Prior Customized Blend, and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. Classes M, R, and X have been in existence for less than one year, therefore the Since Inception average annual total returns for the S&P 500 Index, the Customized Blend, and the Lipper Average are not presented for these classes.

***S&P 500 Index Closest Month-End to inception cumulative total returns as of 7/31/05 are 17.24% for Classes A, B, C, and Z; and 12.37% for Classes M, R, and X. S&P 500 Index Closest Month-End to Inception average annual total returns as of 6/30/05 are 1.88% for Class A, B, C, and Z.

****Prior Customized Blend Closest Month-End to inception cumulative total returns as of 7/31/05 are 38.63% for Classes A, B, C, and Z; and 15.66% for Classes M, R, and X. Prior Customized Blend Closest Month-End to Inception average annual total returns as of 6/30/05 are 4.41% for Class A, B, C, and Z. Since the Customized Blend was implemented in September 2005, such information is not disclosed.

*****Lipper Average Closest Month-End to inception cumulative total returns as of 7/31/05 are 44.29% for Classes A, B, C, and Z; and 14.14% for Classes M, R, and X. Lipper Average Closest Month-End to Inception average annual total returns as of 6/30/05 are 4.48% for Class A, B, C, and Z.

Strategic Partners Asset Allocation Funds/Strategic Partners Growth Allocation Fund	3

Your Fund’s Performance (continued)

Fund objective

The investment objective of the Strategic Partners Growth Allocation Fund (the Fund) is long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Asset classes are classifications of investments

Stocks are shares of ownership in a firm. Owners share in the profits after debts are paid and in the firm’s appreciation in value. Generally, the prices of stocks vary with investors’ estimates of a firm’s earnings prospects, including the impact of broader economic conditions.

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Source: Lipper Inc.

The chart above shows the total returns for 12 months ended July 31, 2005, of various securities indexes that are generally considered representative of broad market sectors and does not reflect a mutual fund’s expenses. The performance cited does not represent the performance of the Strategic Partners Growth Allocation Fund. Past performance is not indicative of future results. Investors cannot invest directly in an index.

The S&P Barra Value Index contains those securities in the S&P 500 Index with lower book-to- price ratios.

The S&P Barra Growth Index contains those securities in the S&P 500 Index with higher book-to- price ratios.

The Russell 2000 Value Index contains those securities in the Russell 2000 Index with a below-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values.

The Russell 2000 Growth Index contains those securities in the Russell 2000 Index with a above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth values.

The Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE Index) is an unmanaged, weighted index that reflects stock price movements in Europe, Australasia, and the Far East. It gives a broad look at how foreign stock prices have performed.

The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between 1 and 10 years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed.

The Lehman Brothers U.S. Corporate High Yield Index is an unmanaged index of fixed-rate, noninvestment-grade debt securities with at least one year remaining to maturity. The Lehman Brothers U.S. Corporate High Yield Index gives a broad look at how high yield (“junk”) bonds have performed.

Strategic Partners Asset Allocation Funds/Strategic Partners Growth Allocation Fund	5

Investment Adviser’s Report

Market overview

The 12 months ended July 31, 2005, were a good time for investors overall, with positive returns in all major asset classes. The global economy continued to grow, although the pace of growth slowed slightly in Europe and China. China continued to cruise at 8% to 9% growth, pulling along much of the developing world and Japan. The international equity markets generally outperformed U.S. stocks. However, international results for U.S. dollar-based investors were affected by the sharp decline of the dollar early in the reporting period and then by its steep rise in the latter part. Over the full 12 months, the impact evened out as compared with other developed market currencies.

There was a slight decline in U.S. long-term interest rates, even as the Federal Reserve (the Fed) pushed up short-term rates. Bond prices move in the opposite direction from interest rates, and the prices of bonds that have locked in a particular yield for a longer duration are more affected by interest-rate changes than those of short-term investments. As a result, longer-term bonds had strong total returns (including both yield income and the impact of changing bond prices) while short-term investors benefited from progressively higher yields. Because of the favorable economic environment, fixed income sectors where credit quality is an important factor, such as high yield bonds, performed particularly well. Nonetheless, investors were jittery about the implications of the interest-rate changes, fearing that the continuing stream of Fed tightenings would hurt the economy in the future.

Continuing high oil prices also had both a positive and a negative side. Energy-related stocks surged, driven by very strong profit growth. However, investors were concerned about the impact of energy prices on other sectors. The U.S. automobile industry, in particular, with its dependence on SUV sales and exposure to high labor-related costs, had a sharp drop in profitability and share prices. Other consumer industries, particularly housing, were strong. In the S&P 500, total returns of sector averages other than energy, utilities, and consumer discretionary (which includes the automobile industry) clustered in the 10% to 12% range.

Despite valuations (share prices in relation to measures of intrinsic value) that were near historical highs for value stocks, both large-cap and small-cap value stocks continued to outperform growth for most of the reporting period. Moreover, small-cap stocks, which appeared to be expensive relative to large caps, nonetheless substantially outperformed stocks of larger companies.

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Analysis of the Fund’s performance

The Strategic Partners Growth Allocation Fund’s performance for the one year period ended July 31, 2005 is compared with the Prior Customized Benchmark composed of a weighted average of indexes for its various asset classes. The weightings (25% large-cap growth stocks, 25% large-cap value stocks, 15% small-cap growth stocks, 15% small-cap value stocks, and 20% international stocks) represent an asset allocation that is considered appropriate for a high growth balance of risk and return potential. The return on the Fund’s Class A shares over the reporting period was 21.90%, outperforming its benchmark (+18.65%) and the Lipper Multi-Cap Core Funds Average (+16.39%). Including the one-time sales charge on Class A shares, the return was 15.19%. The Customized Benchmark that the Fund’s performance will be compared to beginning in September 2005 consists of the Russell 3000 Index (80%) and the MSCI EAFF (20%).

The Fund is one of three Strategic Partners Asset Allocation Funds. Institutional investment managers are selected as subadvisers for these funds, each managing a portion. Several manager changes affecting the Fund occurred during the period (see chart below).

Management changes during fiscal year ended July 31, 2005

Date	Fund Segment	From	To
April 13, 2005	Large-cap value stocks	Jennison Associates LLC	Hotchkis and Wiley Capital Management, LLC JP Morgan Investment Management, Inc.

April 13, 2005	International stocks	Lazard Asset Management LLC	LSV Asset Management Thornburg Investment Management, Inc.

June 28, 2005	Large-cap growth stocks	Jennison Associates LLC	Marsico Capital Management, LLC Goldman Sachs Asset Management L.P.

July 11, 2005	Small/Mid-cap value stocks	(Manager added)	Vaughan Nelson Investment Management, L.P.

The replacement of Jennison Associates and Prudential Investment Management, Prudential Financial companies, in segments of this Fund reflects a shift away from using affiliated asset managers in the Strategic Partners fund family. The family will be subadvised entirely by independent asset managers. Vaughan Nelson Investment Management, L.P. was added as a small/mid-cap value manager because EARNEST Partners was approaching the maximum level of assets they could manage efficiently

Strategic Partners Asset Allocation Funds/Strategic Partners Growth Allocation Fund	7

Investment Adviser’s Report (continued)

under current market conditions. See “Approval of Advisory Agreements” herein for a discussion of the Board’s approval of such management changes.

The Fund’s performance relative to its benchmark can be analyzed into two components:

•	Asset allocation decisions—did differences between the Fund’s asset allocation and the asset allocation of the custom benchmark index help or hurt its return?

•	Asset managers’ performance—did the various asset managers outperform or underperform their asset class indexes?

During this reporting period, overweights in large-cap value stocks and international stocks relative to the custom benchmark contributed positively to relative performance. An underweight in small-cap stocks detracted. The overall impact of asset allocation was slightly negative.

The Fund’s asset managers, in aggregate, performed very well compared with their respective asset classes. Its large-cap growth and large-cap value stock segments were the largest contributors to the overall Fund’s relative performance. The large-cap growth segment, managed by Jennison Associates for most of the period, outperformed by a substantial margin primarily due to good stock selection. Its holdings in the technology sector did particularly well. The Fund’s allocation to large-cap value stocks, which transitioned from Jennison to Hotchkis and Wiley and JP Morgan, also outperformed its index by a substantial margin.

Small-cap growth stock manager RS Investments and small-cap value manager EARNEST Partners also outperformed their respective indexes over the period. The return of the international equity segment of the Fund was in line with its index over the full reporting period because strong performance by LSV and Thornburg made up the ground lost earlier in the period by Lazard.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

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Strategic Partners Asset Allocation Funds

Strategic policy development

•	Each fund’s strategic (long-term) asset allocation strategy is based on research into the historical and expected returns of various asset classes and their associated risks.

•	We analyze worldwide economic and market factors to arrive at an outlook for the economy and the capital markets. These views guide our decisions about each fund’s equity and fixed income allocations.

•	We analyze the investment strategies of different asset managers and how they have performed in various economic and market environments.

•	Each fund uses a diversified mix of asset classes with proven money managers investing in their areas of expertise.

Dynamic management

•	We make dynamic (medium-term) asset allocation adjustments based on our perspective on the macroeconomic environment, the capital markets, and the investment strengths of the various asset managers. Our asset allocation team draws upon its own research into current market conditions, Wall Street research, and the asset managers’ insights.

We monitor changes in personnel, practices, and performance at the various asset management companies. Managers may be changed or new portions added to a fund if we think it will improve the fund’s performance.

Strategic Partners Asset Allocation Funds/Strategic Partners Growth Allocation Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on February 1, 2005, at the beginning of the period, and held through the six-month period ended July 31, 2005.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

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expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Strategic Partners Growth Allocation Fund		Beginning Account Value February 1, 2005	Ending Account Value July 31, 2005	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$1,087.08	1.38%	$7.14
	Hypothetical	$1,000.00	$1,017.95	1.38%	$6.90

Class B	Actual	$1,000.00	$1,084.00	2.13%	$11.01
	Hypothetical	$1,000.00	$1,014.23	2.13%	$10.64

Class C	Actual	$1,000.00	$1,084.00	2.13%	$11.01
	Hypothetical	$1,000.00	$1,014.23	2.13%	$10.64

Class M	Actual	$1,000.00	$1,084.00	2.13%	$11.01
	Hypothetical	$1,000.00	$1,014.23	2.13%	$10.64

Class R	Actual	$1,000.00	$1,086.28	1.63%	$8.43
	Hypothetical	$1,000.00	$1,016.71	1.63%	$8.15

Class X	Actual	$1,000.00	$1,083.90	2.13%	$11.01
	Hypothetical	$1,000.00	$1,014.23	2.13%	$10.64

Class Z	Actual	$1,000.00	$1,089.01	1.13%	$5.85
	Hypothetical	$1,000.00	$1,019.19	1.13%	$5.66

* Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended July 31, 2005, and divided by the 365 days in the Fund’s fiscal year ended July 31, 2005 (to reflect the six-month period).

Strategic Partners Asset Allocation Funds/Strategic Partners Growth Allocation Fund	11

This Page Intentionally Left Blank

Portfolio of Investments

as of July 31, 2005

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 95.9%
COMMON STOCK 95.8%

Aerospace & Defense 2.5%
625	Alliant Techsystems, Inc.(a)	$45,625
35,200	BAE Systems PLC (United Kingdom)	190,548
7,500	Boeing Co. (The)	495,075
9,030	Ceradyne, Inc.(a)	287,786
5,785	DRS Technologies, Inc.(a)	300,820
17,100	Empresa Brasileira de Aeronautica SA ADR (Brazil)	553,014
9,510	Engineered Support Systems, Inc.	351,680
675	Esterline Technologies Corp.(a)	28,850
6,519	General Dynamics Corp.	750,923
22,300	Lockheed Martin Corp.	1,391,519
10,880	Mercury Computer Systems, Inc.(a)	301,376
12,750	Moog, Inc. (Class A shares)(a)	402,518
4,400	Northrop Grumman Corp.	243,980
19,000	Raytheon Co.	747,270
9,681	United Technologies Corp.	490,827

		6,581,811

Air Freight & Logistics 0.6%
18,200	FedEx Corp.	1,530,438

Auto Components 0.8%
7,500	Autoliv, Inc.	334,125
3,900	Compagnie Generale des Etablissements Michelin, (Class B shares) (France)	240,446
41,700	Delphi Corp.	221,010
500	Georg Fischer AG (Switzerland)	165,302
19,400	GKN PLC (United Kingdom)	90,442
22,670	IMPCO Technologies, Inc.(a)	106,096
3,700	Johnson Controls, Inc.	212,528
13,100	Lear Corp.	560,286
3,500	Valeo SA (France)	148,312
30,000	Yokohama Rubber Co., Ltd. (Japan)	132,571

		2,211,118

Automobiles 1.1%
5,800	Bayerische Motoren Werke (BMW) AG (Germany)	272,216
1,500	Ford Motor Co.	16,110
7,100	Honda Motor Co., Ltd. (Japan)	365,554
28,200	Nissan Motor Co., Ltd. (Japan)	292,804

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Growth Allocation Fund	13

Portfolio of Investments

as of July 31, 2005 Cont’d.

Shares	Description	Value (Note 1)

4,200	PSA Peugeot Citroen (France)	$270,399
2,000	Renault SA (France)	183,322
30,800	Toyota Motor Corp. (Japan)	1,164,263
6,300	Winnebago Industries, Inc.	243,117

		2,807,785

Beverages 0.3%
7,800	Asahi Breweries Ltd. (Japan)	87,771
9,700	Coca-Cola Co. (The)	424,472
4,000	Coca-Cola Enterprises, Inc.	94,000
3,000	PepsiCo, Inc.	163,590

		769,833

Biotechnology 2.0%
20,792	Amgen, Inc.(a)	1,658,162
28,300	Genentech, Inc.(a)	2,528,039
9,033	Genzyme Corp.(a)	672,146
1,300	Gilead Sciences, Inc.(a)	58,253
12,100	Serologicals Corp.(a)	278,300

		5,194,900

Building Material 0.3%
1,000	Ciments Francais (France)	100,633
3,500	Drew Industries, Inc.(a)	155,925
200	Sika AG (Switzerland)	132,242
4,325	US Concrete, Inc.(a)	28,978
7,300	USG Corp.(a)	356,969

		774,747

Building Products 0.3%
5,100	JS Group Corp. (Japan)	82,851
700	Masco Corp.	23,737
106,500	Pilkington PLC (United Kingdom)	230,232
9,875	Watsco, Inc.	467,680
775	York International Corp.	33,116

		837,616

Capital Markets 2.4%
1,500	Bank of New York Co., Inc. (The)	46,170
3,600	Charles Schwab Corp. (The)	49,320
5,000	Deutsche Bank AG (Germany)	433,752
1,200	E*Trade Financial Corp.(a)	18,612

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

500	Franklin Resources, Inc.	$40,410
13,400	Goldman Sachs Group, Inc.	1,440,232
4,943	Lehman Brothers Holdings, Inc.	519,658
8,500	Mellon Financial Corp.	258,910
2,900	Merrill Lynch & Co., Inc.	170,462
10,100	Morgan Stanley	535,805
8,100	State Street Corp.	402,894
15,800	UBS AG (Switzerland)	1,298,529
13,300	UBS AG (Switzerland)	1,090,068

		6,304,822

Chemicals 1.5%
4,900	Air Products and Chemicals, Inc.	292,824
5,500	BASF AG (Germany)	390,771
7,300	Bayer AG (Germany)	260,923
35,700	Denki Kagaku Kogyo K K (Japan)	129,266
900	Givaudan (Switzerland)	539,909
66,200	Mitsubishi Chemical Corp. (Japan)	193,948
6,600	Monsanto Co.	444,642
7,000	Nalco Holdings Co.(a)	150,150
700	PPG Industries, Inc.	45,521
12,700	Praxair, Inc.	627,253
4,400	Rohm and Haas Co.	202,664
4,100	Scotts Co. (The) (Class A shares)	321,440
4,500	Tokyo Ohka Kogyo Co. Ltd. (Japan)	92,973
4,000	Valspar Corp.	196,240

		3,888,524

Commercial Banks 5.7%
9,962	ABN AMRO Holding NV (Netherlands)	249,056
4,700	Alliance & Leicester PLC (United Kingdom)	72,528
13,300	Allied Irish Banks PLC (Ireland)	287,840
10,850	Astoria Financial Corp.	303,149
11,500	Banco Santander Central Hispano SA (Spain)	142,499
34,100	Bank of America Corp.	1,486,759
106,000	Bank of Fukoaka Ltd. (The) (Japan)	608,044
34,400	Bank of Ireland (United Kingdom)	570,567
7,700	BankUnited Financial Corp. (Class A shares)	203,280
106,500	Barclays PLC (United Kingdom)	1,042,595
2,700	BB&T Corp.	112,914
9,200	BBVA (Spain)	155,159
5,900	BNP Paribas SA (France)	426,702
7,400	Boston Private Financial Holdings, Inc.	212,010

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Growth Allocation Fund	15

Portfolio of Investments

as of July 31, 2005 Cont’d.

Shares	Description	Value (Note 1)

33,900	Bradford & Bingley PLC (United Kingdom)	$200,789
6,100	Commonwealth Bank of Australia (Australia)	179,835
5,600	Credit Agricole SA (France)	153,515
5,200	Danske Bank A/S (Denmark)	162,253
17,200	Dexia (Belgium)	388,719
100	Firstmerit Corp.	2,829
33,300	HBOS PLC (United Kingdom)	505,964
1,800	Hudson City Bancorp, Inc.	21,294
9,900	ICICI Bank Ltd. ADR (India)	261,459
17,600	KeyCorp	602,624
120,300	Lloyds TSB Group PLC (United Kingdom)	1,019,115
1,100	Marshall & Ilsley Corp.	50,512
1,000	MB Financial, Inc.	41,600
1,100	Natexis Banques Populaires (France)	160,309
2,100	National Bank of Greece SA (Greece)	76,893
40,300	Nordbanken Holding AB (Sweden)	386,565
13,600	North Fork Bancorporation, Inc.	372,504
9,500	OKO Bank (Finland)	160,564
9,700	Oriental Financial Group (Puerto Rico)	154,715
600	PNC Financial Services Group, Inc.	32,892
7,260	PrivateBancorp., Inc.	268,257
1,475	Provident Bankshares Corp.	50,150
3,000	Republic Bancorp, Inc.	44,400
18,400	San Paolo—IMI SpA (Italy)	266,592
1,100	Societe Generale (France)	120,365
52,300	Sumitomo Trust & Banking Co., Ltd. (The) (Japan)	321,596
21,600	U.S. Bancorp	649,296
1,850	UCBH Holdings, Inc.	33,800
7,000	UnionBanCal Corp.	499,380
900	Verwalt & Privat-Bank AG (Germany)	137,177
7,800	Wachovia Corp.	392,964
18,146	Wells Fargo & Co.	1,113,076
2,650	Western Alliance Bancorp(a)	81,885
1,300	Zions Bancorporation	92,924

		14,879,914

Commercial Services & Supplies 2.6%
13,900	Administaff, Inc.(a)	355,840
21,500	Allied Waste Industries, Inc.	184,470
21,690	Amn Healthcare Services, Inc.(a)	366,778
12,200	Barrett Business Services, Inc.(a)	214,843
725	CB Richard Ellis Group, Inc.(a)	33,379
50,200	Cendant Corp.	1,072,272

See Notes to Financial Statements.

16	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

750	Consolidated Graphics, Inc.(a)	$31,950
1,300	Dollar Thrifty Automotive Group(a)	40,690
17,280	FirstService Corp. (Canada)(a)	415,584
10,100	Global Payments, Inc.	669,024
1,175	Healthcare Services Group	21,526
19,800	Interserve PLC (United Kingdom)	121,799
6,300	Kelly Services, Inc. (Class A shares)	191,646
8,010	Laureate Education, Inc.(a)	362,853
19,345	McGrath RentCorp	502,777
7,470	Providence Service Corp. (The)(a)	201,242
7,000	Republic Services, Inc.	253,750
12,290	Rollins, Inc.	256,738
300	School Specialty, Inc.(a)	14,079
18,690	Scientific Games Corp.(a)	511,732
30,560	Shanks Group PLC (United Kingdom)	82,715
10,360	Steiner Leisure Ltd. (Bahamas)(a)	358,042
75	Strayer Education, Inc.	7,382
1,625	Team, Inc.	34,596
22,100	Waste Management, Inc.	621,452

		6,927,159

Communication Equipment 1.5%
53,400	Cisco Systems, Inc.(a)	1,022,610
6,500	Comverse Technology, Inc.(a)	164,385
11,500	Corning, Inc.(a)	219,075
2,700	Juniper Networks, Inc.(a)	64,773
40,700	Motorola, Inc.	862,026
44,000	Qualcomm, Inc.	1,737,560

		4,070,429

Computer & Peripherals 1.7%
18,600	Apple Computer, Inc.(a)	793,290
24,000	Dell, Inc.(a)	971,280
3,200	EMC Corp. (Massachusettes)(a)	43,808
19,300	Hewlett-Packard Co.	475,166
4,900	International Business Machines Corp.	408,954
800	Lexmark International, Inc. (Class A shares)(a)	50,160
8,128	Logitech International-Registered (Switzerland)(a)	313,816
12,420	M-Systems Flash Disk Pioneers Ltd. (Israel)(a)	321,057
15,440	Merge Technologies, Inc.(a)	302,315
400	NCR Corp.(a)	13,884
20,770	Optimal Group, Inc. (Canada)(a)	446,763
25,500	Western Digital Corp.(a)	382,245

		4,522,738

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Growth Allocation Fund	17

Portfolio of Investments

as of July 31, 2005 Cont’d.

Shares	Description	Value (Note 1)

Construction & Engineering 0.3%
12,823	Fraport AG (Germany)	$581,930
15,200	Skanska AB (Sweden)	196,685

		778,615

Construction Materials 0.5%
70,600	CSR Ltd. (Australia)	139,346
25,000	Hanson PLC (United Kingdom)	251,331
15,370	Headwaters, Inc.(a)	657,068
48,000	Sumitomo Osaka Cement Co. Ltd. (Japan)	125,168
35,900	Taiheiyo Cement Corp. (Japan)	103,873

		1,276,786

Consumer Finance 0.9%
1,500	Capital One Financial Corp.	123,750
51,100	MBNA Corp.	1,285,676
20,800	SLM Corp.	1,070,992

		2,480,418

Containers & Packaging
500	Temple-Inland, Inc.	19,895

Distributors 0.2%
2,810	Building Materials Holding Corp.	233,511
70,300	Marubeni Corp. (Japan)	259,775

		493,286

Diversified Consumer Services
950	Regis Corp.	39,672

Diversified Financial Services 4.2%
9,100	Accredited Home Lenders Holding Co.(a)	432,341
3,100	AMBAC Financial Group, Inc.	222,704
33,500	AmeriCredit Corp.(a)	895,120
4,900	Ameritrade Holding Corp.(a)	95,697
4,000	Chicago Mercantile Exchange Holdings, Inc.	1,204,200
19,900	CIT Group, Inc.	878,386
34,200	Citigroup, Inc.	1,487,700
5,900	Deutsche Boerse AG (Germany)	518,409
17,500	Eaton Vance Corp.	429,975
18,800	Euronext NV (Netherlands)	738,524
650	Financial Federal Corp.	25,025

See Notes to Financial Statements.

18	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

159,700	Hong Kong Exchanges and Clearing Ltd. (Hong Kong)	$495,407
14,700	ING Groep NV ADR (Netherlands)	445,217
16,600	Japan Securities Finance Co. Ltd. (Japan)	110,078
13,300	Jefferies Group, Inc.	549,689
2,125	MCG Capital Corp.	39,100
6,000	Moody’s Corp.	283,860
6,670	Portfolio Recovery Associates, Inc.(a)	281,474
18,500	Principal Financial Group	813,075
13,300	Raymond James Financial, Inc.	397,005
4,500	Sanyo Electric Credit Co. Ltd. (Japan)	98,275
1,400	Student Loan Corp.	303,450
10,700	Suncorp-Metway Ltd. (Australia)	164,870
3,100	Takefuji Corp. (Japan)	200,020

		11,109,601

Diversified Operations 0.1%
152,200	China Merchants Hai Hong Holdings Co. (Hong Kong)	308,566

Diversified Telecommunication Services 2.4%
19,200	Amdocs Ltd. (Guernsey)(a)	570,048
31,100	America Movil SA de CV ADR (Mexico)	692,286
3,500	AT&T Corp.(a)	69,300
117,100	BT Group PLC (United Kingdom)	468,219
14,300	Koninklijke (Royal) KPN NV (Netherlands)	124,487
2,000	MCI, Inc.(a)	51,040
80	Nippon Telegraph & Telephone Corp. (Japan)	349,941
9,130	Safenet, Inc.(a)	312,155
26,400	SBC Communications, Inc.	645,480
350,000	Singapore Telecommunications Ltd. (Singapore)	581,699
7,700	Sprint Corp.	207,130
600	Swisscom AG (Switzerland)	198,130
43,800	Tandberg ASA (Norway)	497,723
71,400	Telestra Corp. Ltd. (Australia)	273,455
24,600	Verizon Communications, Inc.	842,057
20,700	Vodafone Group PLC ADR (United Kingdom)	534,681

		6,417,831

Electric Utilities 3.0%
12,000	Alliant Energy Corp.	349,200
4,300	Consolidated Edison, Inc.	207,088
5,100	Edison International	208,488
37,000	Electricidade de Portugal SA (Portugal)	98,693
14,100	Endesa SA (Spain)	315,753

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Growth Allocation Fund	19

Portfolio of Investments

as of July 31, 2005 Cont’d.

Shares	Description	Value (Note 1)

12,800	Enel SpA (Italy)	$109,644
6,800	Entergy Corp.	529,992
20,100	FirstEnergy Corp.	1,000,578
35,100	FPL Group, Inc.	1,513,512
7,400	Hokkaido Electric Power Co., Inc. (Japan)	153,326
6,200	Kyushu Electric Power Co., Inc. (Japan)	133,459
3,500	Northeast Utilities	75,530
12,500	PG&E Corp.	470,375
3,100	Pinnacle West Capital Corp.	141,980
12,450	PNM Resources, Inc.	365,906
3,900	PPL Corp.	240,162
33,300	Scottish Power PLC (United Kingdom)	294,975
14,900	TXU Corp.	1,290,936
5,400	Union Fenosa SA (Spain)	158,573
9,800	Viridian Group PLC (United Kingdom)	132,281
1,650	Westar Energy, Inc.	40,145
7,100	Xcel Energy, Inc.	137,811

		7,968,407

Electrical Equipment 0.1%
3,900	Emerson Electric Co.	256,620

Electronic Equipment & Instruments 1.4%
1,400	Agilent Technologies, Inc.(a)	36,736
9,000	Alps Electric Co. Ltd. (Japan)	134,469
3,500	Avnet, Inc.(a)	91,630
5,640	BEI Technologies, Inc.	195,990
11,700	Canon, Inc. (Japan)	575,429
21,500	Checkpoint Systems, Inc.(a)	371,520
6,700	CMK Corp. (Japan)	121,077
26,500	FLIR Systems, Inc.(a)	871,586
34,000	Hitachi Ltd. (Japan)	206,384
9,400	Hosiden Corp. (Japan)	95,638
4,900	Jabil Circuit, Inc.(a)	152,831
700	MTS Systems Corp.	27,755
18,980	Radisys Corp.(a)	329,113
8,700	Ricoh Co. Ltd. (Japan)	132,898
29,400	Sanmina-SCI Corp.(a)	140,532
39,990	SRS Labs, Inc.(a)	217,146
13,475	TT Electronics PLC (United Kingdom)	37,893

		3,738,627

See Notes to Financial Statements.

20	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

Energy Equipment & Services 0.7%
2,400	Baker Hughes, Inc.	$135,696
3,000	Helmerich & Payne, Inc.	171,360
2,880	Hydril(a)	184,781
5,600	Oceaneering International, Inc.(a)	240,240
1,100	Rowan Cos., Inc.(a)	37,576
7,800	Schlumberger Ltd.	653,172
12,960	Superior Energy Services, Inc.(a)	276,566
5,440	Unit Corp.(a)	258,400

		1,957,791

Exchange Traded Fund 0.3%
8,100	iShares RusselI 2000 Growth Index Fund	563,760
500	iShares Russell 1000 Value Index Fund	34,350
1,850	iShares Russell 2000 Value Index Fund	126,133

		724,243

Food & Staples Retailing 1.9%
2,700	7-Eleven, Inc.(a)	91,395
43,600	Albertson’s, Inc.	929,116
12,700	Boots Group PLC (United Kingdom)	135,154
10,100	Carrefour SA (France)	476,847
21,690	Cosi, Inc.(a)	183,714
36,200	CVS Corp.	1,123,287
14,400	Kroger Co. (The)(a)	285,840
1,200	Sysco Corp.	43,272
128,800	Tesco PLC (United Kingdom)	736,847
7,100	Wal-Mart Stores, Inc.	350,385
14,800	Walgreen Co.	708,328

		5,064,185

Food Products 1.4%
16,300	Archer-Daniels-Midland Co.	373,922
63,700	Cadbury Schweppes PLC (United Kingdom)	613,523
282,300	Chaoda Modern Agriculture (Hong Kong)	110,407
1,050	Corn Products International, Inc.	25,274
11,800	Dairy Crest Group PLC (United Kingdom)	105,563
1,500	Danisco A/S (Denmark)	99,092
700	Gold Kist, Inc.(a)	14,280
6,200	Hershey Foods Corp.	395,994
15,200	Kraft Foods, Inc.	464,360
46,600	Northern Foods PLC (United Kingdom)	126,130

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Growth Allocation Fund	21

Portfolio of Investments

as of July 31, 2005 Cont’d.

Shares	Description	Value (Note 1)

18,700	Sara Lee Corp.	$372,691
20,300	Tate & Lyle PLC (United Kingdom)	165,370
18,400	Unilever PLC—ADR (United Kingdom)	718,151

		3,584,757

Gas Utilities 0.2%
600	Equitable Resources, Inc.	42,630
10,400	Oneok, Inc.	363,480
66,000	Osaka Gas Co. Ltd. (Japan)	208,080

		614,190

Health Care Equipment & Supplies 1.9%
1,000	Bausch & Lomb, Inc.	84,650
600	Biomet, Inc.	22,878
3,200	Boston Scientific Corp.(a)	92,640
10,000	Cooper Cos., Inc.	687,000
4,300	Edwards Lifesciences Corp.(a)	197,241
52,850	Encore Medical Corp.(a)	302,302
2,700	Guidant Corp.	185,760
18,110	HealthTronics, Inc.(a)	233,257
950	Invacare Corp.	40,043
10,370	Lifeline Systems, Inc.(a)	355,691
13,400	Medtronic, Inc.	722,796
6,000	Nipro Corp. (Japan)	89,474
46,320	Orthovita, Inc.(a)	196,397
8,368	PolyMedica Corp.	293,884
5,860	SonoSite, Inc.(a)	196,310
44,660	Spectranetics Corp.(a)	330,037
9,400	St. Jude Medical, Inc.(a)	445,654
11,510	Symmetry Medical, Inc.(a)	286,944
6,460	Syneron Medical Ltd. (Israel)(a)	249,033
600	Zimmer Holdings, Inc.(a)	49,416

		5,061,407

Health Care Providers & Services 3.9%
6,900	Aetna, Inc.	534,060
5,240	Amedisys, Inc.(a)	205,094
16,600	American Healthways, Inc.(a)	739,862
9,600	AMERIGROUP Corp.(a)	332,640
5,100	AmerisourceBergen Corp.	366,129
6,090	Chemed Corp.	261,870
12,200	Covance, Inc.(a)	604,510
4,700	Coventry Health Care, Inc.(a)	332,431

See Notes to Financial Statements.

22	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

7,800	HCA, Inc.	$384,150
7,090	Kindred Healthcare, Inc.(a)	260,487
8,700	LabOne, Inc.(a)	327,381
7,060	Matria Healthcare, Inc.(a)	249,500
1,100	McKesson Corp.	49,500
600	Medco Health Solutions, Inc.(a)	29,064
625	Pediatrix Medical Group, Inc.(a)	49,013
13,800	Pharmaceutical Product Development, Inc.(a)	789,774
12,990	Priority Healthcare Corp. (Class B shares)(a)	357,095
9,800	Quest Diagnostics, Inc.	503,132
4,300	Sunrise Senior Living, Inc.(a)	227,900
55,100	Tenet Healthcare Corp.(a)	668,914
950	Triad Hospitals, Inc.(a)	47,187
51,100	UnitedHealth Group, Inc.	2,672,529
4,500	WellPoint, Inc.(a)	318,330

		10,310,552

Hotels, Restaurants & Leisure 3.3%
8,600	Brinker International, Inc.(a)	351,740
11,600	Carnival Corp.	607,840
7,200	CEC Entertainment, Inc.(a)	275,832
28,970	Century Casinos, Inc.(a)	224,518
600	Choice Hotels International, Inc.	39,792
11,500	Darden Restaurants, Inc.	399,050
9,321	Harrah’s Entertainment, Inc.	733,936
4,400	Hilton Hotels Corp.	108,900
2,200	International Game Technology(a)	60,192
3,610	Kerzner International Ltd. (Bahamas)(a)	215,698
1,075	La Quinta Corp.(a)	9,675
900	Marriott International, Inc.	61,623
11,300	McDonald’s Corp.	352,221
26,600	MGM Mirage, Inc.	1,208,969
30,900	Mitchells & Butlers PLC (United Kingdom)	193,339
9,800	RARE Hospitality International, Inc.(a)	305,368
11,000	Royal Caribbean Cruises, Ltd.	499,950
9,900	Sonic Corp.(a)	300,069
700	Starbucks Corp.(a)	36,785
900	Starwood Hotels & Resorts Worldwide, Inc.	56,988
3,325	Triarc Companies, Inc. (Class B shares)	52,236
9,700	TUI AG (Germany)	253,679
14,300	Wynn Resorts, Ltd.(a)	805,090
29,900	Yum! Brands, Inc.	1,565,264

		8,718,754

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Growth Allocation Fund	23

Portfolio of Investments

as of July 31, 2005 Cont’d.

Shares	Description	Value (Note 1)

Household Durables 3.2%
7,400	Alpine Electronics, Inc. (Japan)	$106,181
4,000	Black & Decker Corp.	361,240
200	Centex Corp.	14,796
6,500	Electrolux AB, Series B (Sweden)	146,039
200	Fortune Brands, Inc.	18,910
6,700	Harman International Industries, Inc.	575,865
17,300	Hitachi Koko Co. Ltd. (Japan)	195,987
18,100	Hovnanian Enterprises, Inc. (Class A shares)(a)	1,279,308
5,175	Jacuzzi Brands, Inc.(a)	56,149
4,700	KB Home	384,977
37,700	Lennar Corp. (Class A shares)	2,536,079
8,800	Meritage Corp.(a)	817,960
100	NVR, Inc.	93,800
12,600	Snap-On, Inc.	462,168
7,600	Standard-Pacific Corp.	724,964
35,900	Taylor Woodrow PLC (United Kingdom)	214,213
7,000	Toll Brothers, lnc.(a)	387,940

		8,376,576

Household Products 1.1%
6,010	Central Garden & Pet Co.(a)	301,522
5,300	Energizer Holdings, Inc.(a)	338,670
8,400	Jarden Corp.(a)	322,224
35,600	Procter & Gamble Co.	1,980,428
950	Yankee Candle Co., Inc. (The)	28,785

		2,971,629

Industrial Conglomerates 1.8%
1,500	3M Co.	112,500
80,000	Citic Pacific Ltd.(Hong Kong)	234,541
99,100	General Electric Co.	3,418,950
30,100	Tyco International Ltd. (Bermuda)	917,147

		4,683,138

Insurance 5.3%
4,900	AFLAC, Inc.	220,990
7,575	Allmerica Financial Corp.(a)	295,425
6,200	Allstate Corp.	379,812
2,900	American International Group, Inc.	174,580
1,800	Aon Corp.	45,792
4,000	Assurant, Inc.	147,800

See Notes to Financial Statements.

24	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

28,400	Aviva PLC (United Kingdom)	$326,443
3,500	Baloise Holding (Switzerland)	182,802
800	Berkley (Wr) Corp.	29,944
16,900	Britannic Group PLC (United Kingdom)	183,860
100	Chubb Corp. (The)	8,882
2,800	CNP Assurances (France)	188,414
7,000	Commerce Group, Inc.	436,450
7,050	Delphi Financial Group (Class A shares)	341,996
17,700	Genworth Financial, Inc.	555,072
5,200	Hartford Financial Services Group, Inc.	418,964
2,362	HCC Insurance Holdings, Inc.	65,475
1,175	Hilb, Rogal & Hobbs Co.	39,821
7,880	Infinity Property & Casualty Corp.	279,267
91,200	Legal & General Group PLC (United Kingdom)	183,532
900	Lincoln National Corp.	43,470
4,300	Loews Corp.	359,609
7,300	MBIA, Inc.	443,402
39,900	MetLife, Inc.	1,960,685
103,800	Old Mutual PLC (United Kingdom)	238,078
9,200	Philadelphia Consolidated Holding Corp.(a)	763,784
800	Progressive Corp. (The)	79,752
6,200	Protective Life Corp.	270,072
10,400	Riunione Adriatica di Sicurta SpA (Italy)	208,055
43,100	St. Paul Travelers Cos., Inc. (The)	1,897,262
2,300	Torchmark Corp.	120,221
23,130	Tower Group, Inc.	367,073
10,400	United Fire & Casualty Co.	465,712
72,200	UnumProvident Corp.	1,382,630
12,400	Willis Group Holdings Ltd. (United Kingdom)	411,184
2,200	Zurich Financial Services AG (Switzerland)	390,982

		13,907,292

Internet Software & Services 1.4%
32,740	Digitas, Inc.(a)	369,307
6,250	Equinix, Inc.(a)	277,313
2,150	Google, Inc. (Class A shares)(a)	618,683
14,000	Infospace, Inc.(a)	337,960
9,700	j2 Global Communications, Inc.(a)	389,067
30,260	Keynote Systems, Inc.(a)	399,735
30,600	Online Resources Corp.(a)	311,508
11,190	Openwave Systems, Inc.(a)	207,575
17,540	RADVision Ltd. (Israel)(a)	210,655
8,300	Shanda Interactive Entertainment Ltd. ADR (China)(a)	271,492

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Growth Allocation Fund	25

Portfolio of Investments

as of July 31, 2005 Cont’d.

Shares	Description	Value (Note 1)

22,090	Valueclick, Inc.(a)	$283,636
1,725	Vignette Corp.(a)	27,203
2,100	WebSideStory, Inc.(a)	30,660

		3,734,794

IT Services 0.9%
1,400	Affiliated Computer SVCS (Class A shares)(a)	69,958
1,000	Checkfree Corp.(a)	33,860
2,200	Cognizant Technology Solutions(a)	107,976
8,500	Computer Sciences Corp.(a)	389,130
88,700	Electronic Data Systems Corp.	1,824,559

		2,425,483

Leisure Equipment & Products 0.3%
21,500	Eastman Kodak Co.	574,910
1,100	Hasbro, Inc.	24,134
3,000	K2, Inc.(a)	39,900
5,700	Mattel, Inc.	106,305
12,390	Mikohn Gaming Corp.(a)	173,460

		918,709

Machinery 1.6%
1,050	Briggs & Stratton Corp.	39,239
4,800	Bucyrus International, Inc. (Class A shares)	204,576
23,280	Caterpillar, Inc.	1,255,024
700	Danaher Corp.	38,815
2,000	Deere & Co.	147,060
3,000	Eaton Corp.	196,020
7,800	Harsco Corp.	469,950
600	ITT Industries, Inc.	63,840
800	Joy Global, Inc.	32,856
4,400	MAN AG (Germany)	205,121
1,100	Nordson Corp.	36,707
40,900	NSK Ltd. (Japan)	215,388
1,800	Rheinmetall AG (Germany)	99,954
500	Rieter Holding AG (Switzerland)	150,945
11,500	SPX Corp.	562,120
1,600	Stork NV (Netherlands)	75,560
400	Sulzer AG (Switzerland)	191,533
4,100	Toro Co.	164,984

		4,149,692

See Notes to Financial Statements.

26	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

Media 2.5%
17,200	Comcast Corp. (Class A shares)(a)	$528,556
2,900	Comcast Corp. (Special Class A shares)(a)	87,000
2,100	DIRECTV Group, Inc. (The)(a)	32,340
18,100	Disney (Walt) Co.	464,084
1,100	EchoStar Communications Corp. (Class A shares)	31,592
1,600	EW Scripps Co.	80,848
5,400	Gannett Co., Inc.	393,984
47,000	Liberty Media Corp.(a)	413,130
10,450	Marchex, Inc. (Class B shares)(a)	171,694
1,000	New York Times Co. (Class A shares)	31,520
12,600	News Corp., Inc. (Class A shares)	206,388
13,500	Promotora de Informaciones SA (Spain)	255,505
28,600	Rogers Communications, Inc.	1,057,268
7,900	Scholastic Corp.(a)	292,063
23,100	Shaw Communications, Inc. (Canada)	479,721
19,300	Sinclair Broadcast Group, Inc. (Class A shares)	173,700
14,500	Sogecable SA (Spain)(a)	520,381
41,300	Time Warner, Inc.	702,926
16,500	Viacom, Inc. (Class B shares)	552,585

		6,475,285

Metals & Mining 0.9%
31,200	Alcoa, Inc.	875,159
38,800	Bluescope Steel Ltd. (Australia)	274,035
1,000	Boehler-Uddeholm AG (Austria)	151,556
900	Century Aluminum Co.(a)	22,023
1,450	Gibraltar Industries, Inc.	34,757
11,100	Rautaruukki OYJ (Finland)	191,106
6,200	Salzgitter AG (Germany)	197,551
5,700	Southern Peru Copper Corp.	291,840
11,200	ThyssenKrupp AG (Germany)	210,752
2,400	United States Steel Corp.	102,360

		2,351,139

Multiline Retail 0.7%
77,900	David Jones Ltd. (Australia)	122,381
2,800	Federated Department Stores, Inc.	212,436
25,400	House Of Fraser PLC (United Kingdom)	48,437
1,000	Kohl’s Corp.(a)	56,350
4,400	Nordstrom, Inc.	162,844
19,400	Target Corp.	1,139,750

		1,742,198

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Growth Allocation Fund	27

Portfolio of Investments

as of July 31, 2005 Cont’d.

Shares	Description	Value (Note 1)

Multi-Utilities 0.5%
800	CenterPoint Energy, Inc.	$10,992
10,000	CMS Energy Corp.(a)	158,400
4,200	Constellation Energy Group, Inc.	252,882
5,400	Dominion Resources, Inc.	398,844
2,500	Dynegy, Inc.(a)	13,900
2,700	Scana Corporation—WI	113,481
13,200	Suez SA (France)	362,497
2,100	Wisconsin Energy Corp.	84,315

		1,395,311

Mutual Fund 0.3%
29,500	Korea Fund, Inc. (The)	885,885

Oil, Gas, & Consumable Fuels 6.1%
800	Anadarko Petroleum Corp.	70,680
3,800	Apache Corp.	259,920
9,100	Ashland, Inc.	559,195
14,800	BP PLC ADR (United Kingdom)	975,024
5,700	Burlington Resources, Inc.	365,427
29,750	Cabot Oil & Gas Corp.	1,205,469
8,866	Canadian Natural Resources Ltd. (Canada)	368,648
30,100	Chesapeake Energy Corp.	785,911
10,800	ChevronTexaco Corp.	626,508
1,228,100	China Petrolium Chemical Corp. (China)	535,380
2,400	Cia Espanola DE Petroleos SA (Spain)	119,887
172,900	CNOOC Ltd. (Hong Kong)	120,154
1,725	Comstock Resources, Inc.(a)	47,765
9,400	ConocoPhillips	588,346
43,200	Cosmo Oil Co. Ltd. (Japan)	191,721
2,100	Devon Energy Corp.	117,789
15,100	ENI S.p.A ADR (Italy)	428,954
4,400	EOG Resources, Inc.	268,840
31,800	ExxonMobil Corp.	1,868,249
850	GMX Resources, Inc.(a)	15,207
27,710	Grey Wolf, Inc.(a)	212,536
1,216	Marathon Oil Corp.	70,966
9,540	Maverick Tube Corp.(a)	316,442
2,600	Norsk Hydro ASA (Norway)	247,579
5,800	Occidental Petroleum Corp.	477,224
11,240	Oil States International, Inc.(a)	332,479
8,570	Patterson-UTI Energy, Inc.	281,353

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

1,275	Petrohawk Energy Corp.(a)	$14,051
13,300	Petroleo Brasileiro SA ADR (Brazil)(a)	699,181
12,400	Repsol YPF SA (Spain)	347,593
14,200	Royal Dutch Shell PLC (Netherlands) (Class A Shares)	436,616
18,791	Royal Dutch Shell PLC (Netherlands) (Class B shares)	596,456
30,700	Santos Ltd. (Australia)	249,684
575	Southwestern Energy Co.(a)	31,688
7,300	Sunoco, Inc.	917,829
10,600	Swift Energy Co.(a)	432,268
500	Total SA (Class B shares) (France)	125,488
525	Ultra Petroleum Corp.(a)	19,908
1,500	Universal Compression Holdings, Inc.(a)	60,825
3,900	Unocal Corp.	252,915
1,700	Valero Energy Corp.	140,726
1,075	Whiting Petroleum Corp.(a)	42,946

		15,825,827

Paper & Forest Products 0.3%
800	Bowater, Inc.	27,048
2,000	Georgia-Pacific Corp.	68,300
19,900	Hokuetsu Paper Mills Ltd. (Japan)	107,361
2,900	International Paper Co.	91,640
23,900	Rengo Co., Ltd. (Japan)	124,082
1,500	Smurfit-Stone Container Corp.(a)	18,195
6,200	Weyerhaeuser Co.	427,677

		864,303

Personal Products 0.1%
6,600	Gillette Co. (The)	354,222

Pharmaceuticals 4.9%
700	Abbott Laboratories	32,641
8,410	Alexion Pharmaceuticals, Inc.(a)	218,996
4,600	Allergan, Inc.	411,102
12,830	Atherogenics, Inc.(a)	213,620
13,275	Barr Pharmaceuticals, Inc.(a)	629,501
18,100	Bristol-Myers Squibb Co.	452,138
1,100	Eli Lilly & Co.	61,952
8,390	First Horizon Pharmaceuticals	178,539
2,200	Forest Laboratories, Inc.(a)	87,824
36,300	GlaxoSmithKline PLC (United Kingdom)	855,551
1,500	I-Flow Corp.(a)	22,350
35,213	Johnson & Johnson	2,252,223

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Growth Allocation Fund	29

Portfolio of Investments

as of July 31, 2005 Cont’d.

Shares	Description	Value (Note 1)

23,000	Kaken Pharmaceutical Co. Ltd. (Japan)	$165,016
4,400	Kos Pharmaceuticals, Inc.	314,600
1,600	Merck & Co., Inc.	49,696
22,608	Nabi Biopharmaceuticals(a)	338,894
10,300	Novartis AG (Switzerland)	501,191
11,400	Novo Nordisk A/S (Class B shares) (Denmark)	589,143
1,600	OSI Pharmaceuticals, Inc.(a)	66,080
31,500	Pfizer, Inc.	834,750
11,130	Rigel Pharmaceuticals, Inc.(a)	240,909
4,300	Roche Holding AG ADR (Switzerland)	584,657
12,800	Rohto Pharmaceutical Co. Ltd. (Japan)	165,430
14,630	Salix Pharmaceuticals Ltd.(a)	282,359
11,100	Sanofi—aventis SA (France)	960,238
25,300	Sanofi—aventis SA ADR (France)	1,095,490
1,900	Sepracor, Inc.(a)	99,465
20,000	Tanabe Seiyaku Co Ltd. (Japan)	187,461
18,400	Teva Pharmaceutical Industries, Ltd. ADR (Israel)	577,760
300	Watson Pharmaceuticals, Inc.(a)	10,020
7,100	Wyeth	324,825

		12,804,421

Real Estate Investment Trust 1.8%
1,700	American Financial Realty Trust	24,480
1,900	Annaly Mortgage Management, Inc.	30,305
15,800	Apartment Investment & Management Co.	695,200
4,375	Ashford Hospitality Trust, Inc.	52,019
1,100	Camden Property Trust	60,808
1,100	CarrAmerica Realty Corp.	42,724
300	Centerpoint Properties Trust	13,158
2,800	Duke Realty Corp.	95,088
7,500	Entertainment Properties Trust	341,625
1,300	Equity Office Properties Trust	46,085
100	Equity Residential	4,040
1,100	General Growth Properties, Inc.	50,578
950	Healthcare Realty Trust, Inc.	38,817
2,800	Highland Hospitality Corp.	33,880
1,900	Host Marriot Corp.	35,435
1,800	Kimco Realty Corp.	118,188
15,450	KKR Financial Corp.(a)	378,216
600	Liberty Property Trust	26,928
2,400	Mack-Cali Realty Corp.	114,984
16,800	New Century Financial Corp.	879,983
9,400	Plum Creek Timber Co., Inc.	355,790

See Notes to Financial Statements.

30	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

5,300	Prologis	$241,468
425	Redwood Trust, Inc.	23,078
700	Simon Property Group, Inc.	55,818
5,200	SL Green Realty Corp.	362,440
8,600	St Joe Co. (The)	699,954

		4,821,089

Road & Rail 0.7%
5,878	Burlington Northern Santa Fe Corp.	318,882
8,800	CSX Corp.	400,752
22,800	Firstgroup PLC (United Kingdom)	127,831
10,000	Norfolk Southern Corp.	372,100
7,535	Union Pacific Corp.	529,785

		1,749,350

Semiconductors & Semiconductor Equipment 1.5%
19,200	Advanced Micro Devices, Inc.(a)	385,536
1,800	Analog Devices, Inc.	70,560
1,175	ATMI, Inc.(a)	37,400
14,200	Freescale Semiconductor(a)	365,650
48,700	Intel Corp.	1,321,718
9,820	Microsemi Corp.(a)	209,657
18,840	O2 Micro International Ltd. (Cayman Islands)(a)	323,294
6,290	Sirf Technology Holdings, Inc.(a)	137,437
1,000	Teradyne, Inc.(a)	15,530
17,800	Texas Instruments, Inc.	565,328
11,640	Ultratech, Inc.(a)	253,868
15,880	Volterra Semiconductor Corp.(a)	184,367

		3,870,345

Software 2.3%
11,700	Autodesk, Inc.(a)	400,023
30,000	BMC Software, Inc.(a)	572,700
15,510	Bottomline Technologies, Inc.(a)	244,127
64,700	Computer Associates International, Inc.	1,776,016
17,130	Epicor Software Corp.(a)	254,038
13,200	McAfee, Inc.(a)	414,480
45,100	Microsoft Corp.	1,155,011
8,100	Oracle Corp.(a)	109,998
6,200	Pixar, Inc.(a)	266,662
1,100	Reynolds & Reynolds Co. (Class A shares)	30,778
12,950	Sonic Solutions(a)	248,640
4,400	Symantec Corp.(a)	96,668

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Growth Allocation Fund	31

Portfolio of Investments

as of July 31, 2005 Cont’d.

Shares	Description	Value (Note 1)

41,850	Synplicity, Inc.(a)	$275,582
3,300	Ultimate Software Group, Inc.(a)	60,390
13,530	Witness Systems, Inc.(a)	263,970

		6,169,083

Specialty Retail 3.0%
1,400	Abercrombie & Fitch Co.	100,870
26,820	Ashworth, Inc.(a)	222,874
6,200	Best Buy Co., Inc.(a)	474,920
5,800	Chico’s FAS, Inc.(a)	232,638
20,100	Circuit City Group	366,825
16,300	CSK Auto Corp.(a)	304,973
4,800	Design Within Reach, Inc.(a)	89,520
16,900	FamilyMart Co. Ltd. (Japan)	492,349
150	Golf Galaxy, Inc.(a)	2,792
4,320	Guitar Center, Inc.(a)	279,050
5,400	Home Depot, Inc. (The)	234,954
139,200	Kingfisher PLC (United Kingdom)	630,592
26,000	Lowe’s Cos, Inc.	1,721,720
6,300	Men’s Wearhouse, Inc.(a)	226,548
56,800	New Dixons Group PLC (United Kingdom)	158,479
16,300	Phillips-Van Heusen Corp.	552,570
2,700	Rallye SA (France)	126,263
400	Ross Stores, Inc.	10,600
3,500	Staples, Inc.	79,695
13,600	Stein Mart, Inc.	308,584
8,200	Tuesday Morning Corp.	289,542
1,475	United Auto Group, Inc.	52,141
8,000	UNY Co. Ltd. (Japan)	84,746
169,400	Wal-Mart de Mexico SA de CV (Mexico)	757,951
1,625	West Marine, Inc.(a)	32,598
1,175	Zale Corp.(a)	39,950

		7,873,744

Textiles, Apparel & Luxury Goods 1.1%
3,100	Adidas-Salomon AG (Germany)	561,343
58,300	Burberry Group PLC (United Kingdom)	433,687
14,200	Coach, Inc.(a)	498,562
16,000	Jones Apparel Group, Inc.	489,120
5,630	Jos. A. Bank Clothiers, Inc.(a)	257,291
49,200	Kurabo Industries Ltd. (Japan)	127,231
3,100	Nike, Inc. (Class B shares)	259,780
960	Puma AG Rudolf Dassler Sport (Germany)	240,937

		2,867,951

See Notes to Financial Statements.

32	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

Thrifts & Mortgage Finance 1.2%
27,000	Countrywide Financial Corp.	$972,000
1,100	Fannie Mae	61,446
19,300	Freddie Mac	1,221,304
22,300	Washington Mutual, Inc.	947,304

		3,202,054

Tobacco 1.1%
41,500	Altria Group, Inc.	2,778,840

Transportation 0.5%
650	Amerco, Inc.	37,596
1,750	Arlington Tankers Ltd. (Bermuda)	40,583
14,400	Arriva PLC (United Kingdom)	142,489
1,700	Genesee & Wyoming, Inc. (Class A shares)(a)	51,459
2,300	Laidlaw International, Inc.	59,110
525	Landstar System, Inc.	17,493
72,900	Neptune Orient Lines Ltd. (Singapore)	157,461
7,870	Old Dominion Freight Line, Inc.(a)	260,654
39,050	Orient Overseas International Ltd. (Hong Kong)	180,359
19,100	Vitran Corp., Inc. (Class A shares) (Canada)(a)	334,250

		1,281,454

Water Utilites 0.2%
17,900	Kelda Group PLC (United Kingdom)	223,369
45,100	Northumbrian Water Group PLC (United Kingdom)	177,754
9,700	Severn Trent PLC (United Kingdom)	166,733

		567,856

Wireless Telecommunication Services 0.5%
27,700	American Tower Corp. (Class A shares)(a)	636,546
5,500	Bouygues SA (France)	240,798
106,100	MobileOne Ltd. (Singapore)	131,377
6,100	Nextel Communications, Inc. (Class A shares)(a)	212,280

		1,221,001

	Total common stock (cost $222,577,238)	252,494,708

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Growth Allocation Fund	33

Portfolio of Investments

as of July 31, 2005 Cont’d.

Shares	Description	Value (Note 1)

PREFERRED STOCK 0.1%

Health Care Providers & Services
1,200	Fresenius AG (Germany) (cost $142,578)	$152,244

	Total long-term investments (cost $222,719,816)	252,646,952

SHORT-TERM INVESTMENTS 2.8%

Money Market Mutual Fund
	Dryden Core Investment Fund - Taxable Money Market Series
7,430,993	(cost $7,430,993; Note 3)(b)	7,430,993

	Total Investments(c) 98.7% (cost $230,150,809; Note 5)	260,077,945
	Other assets in excess of liabilities(d) 1.3%	3,322,742

	Net Assets 100%	$263,400,687

ADR—American Depository Receipt

(a)	Non-income producing security.
(b)	Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund - Taxable Money Market Series.
(c)	As of July 31, 2005, 57 securities representing $12,990,917 and 5.0% of the total market value were fair valued in accordance with the Policies adopted by the Board of Trustees.
(d)	Other assets in excess of liabilities include net unrealized appreciation on foreign currency contracts of:

Foreign currency contracts outstanding at July 31, 2005:

Forward Foreign Currency Contracts	Value at Settlement Date	Value at July 31, 2005	Unrealized Appreciation (Depreciation)
Bought:
Australian Dollar expiring 8/2/05	$8,100	$8,112	$12
Pound Sterling expiring 8/2/05	60,073	60,112	39

			51

Sold:
Euro expiring 8/1/05	5,157	5,171	(14)
Euro expiring 10/21/05	3,006,560	2,788,622	217,938
Euro expiring 12/2/05	793,203	775,965	17,238
Pound Sterling expiring 12/5/05	2,699,775	2,636,343	63,432
Mexican Nuevo Peso expiring 12/6/05	1,252,012	1,321,253	(69,241)
Swiss Franc expiring 8/2/05	193,277	194,560	(1,283)

			228,070

			$228,121

See Notes to Financial Statements.

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The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of July 31, 2005 were as follows:

Oil, Gas, & Consumable Fuels	6.1%
Commercial Banks	5.7
Insurance	5.3
Pharmaceuticals	4.9
Diversified Financial Services	4.2
Health Care Providers & Services	4.0
Hotels, Restaurants & Leisure	3.3
Household Durables	3.2
Electric Utilities	3.0
Specialty Retail	3.0
Money Market Mutual Fund	2.8
Commercial Services & Supplies	2.6
Aerospace/Defense	2.5
Media	2.5
Capital Markets	2.4
Diversified Telecommunication Services	2.4
Software	2.3
Biotechnology	2.0
Food & Staples Retailing	1.9
Health Care Equipment & Supplies	1.9
Industrial Conglomerates	1.8
Real Estate Investment Trust	1.8
Computer & Peripherals	1.7
Machinery	1.6
Chemicals	1.5
Communication Equipment	1.5
Semiconductors & Semiconductor Equipment	1.5
Electronic Equipment & Instruments	1.4
Food Products	1.4
Internet Software & Services	1.4
Thrifts & Mortgage Finance	1.2
Automobiles	1.1
Household Products	1.1
Textiles, Apparel & Luxury Goods	1.1
Tobacco	1.1
Consumer Finance	0.9
IT Services	0.9
Metals & Mining	0.9
Auto Components	0.8
Energy Equipment & Services	0.7
Multiline Retail	0.7
Road & Rail	0.7
Air Freight & Logistics	0.6
Construction Materials	0.5
Multi-Utilities	0.5
Transportation	0.5

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Growth Allocation Fund	35

Portfolio of Investments

as of July 31, 2005 Cont’d.

Wireless Telecommunication Services	0.5%
Beverages	0.3
Building Material	0.3
Building Products	0.3
Construction & Engineering	0.3
Exchange Traded Fund	0.3
Leisure Equipment & Products	0.3
Mutual Fund	0.3
Paper & Forest Products	0.3
Distributors	0.2
Gas Utilities	0.2
Water Utilities	0.2
Diversified Operations	0.1
Electrical Equipment	0.1
Personal Products	0.1
Containers & Packaging	0.0	*
Diversified Consumer Services	0.0	*

	98.7
Other assets in excess of liabilities	1.3

	100.0%

*	Amount represents less than 0.05% of net assets.

See Notes to Financial Statements.

36	Visit our website at www.strategicpartners.com

ANNUAL REPORT

JULY 31, 2005

STRATEGIC PARTNERS

ASSET ALLOCATION FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

as of July 31, 2005

Assets
Investments, at value:
Unaffiliated investments (cost $222,719,816)	$252,646,952
Affiliated investments (cost $7,430,993)	7,430,993
Cash	3,609,669
Foreign currency, at value (cost $14,158)	13,711
Receivable for investments sold	3,165,570
Receivable for Fund shares sold	611,646
Dividends and interest receivable	353,270
Unrealized appreciation on foreign currency contracts	298,659
Prepaid expenses	5,653

Total assets	268,136,123

Liabilities
Payable for investments purchased	3,650,941
Accrued expenses and other liabilities	404,588
Payable for Fund shares reacquired	203,715
Distribution fee payable	173,795
Management fee payable	163,930
Unrealized depreciation on foreign currency contracts	70,538
Transfer agent fee payable	59,023
Deferred trustees’ fees	8,906

Total liabilities	4,735,436

Net Assets	$263,400,687

Net assets were comprised of:
Shares of beneficial interest, at par	$20,364
Paid in capital, in excess of par	214,637,952

214,658,316
Accumulated net investment loss	(237,028)
Accumulated net realized gain on investments and foreign currency transactions	18,820,186
Net unrealized appreciation on investments and foreign currencies	30,159,213

Net assets, July 31, 2005	$263,400,687

See Notes to Financial Statements.

38	Visit our website at www.strategicpartners.com

Class A:
Net asset value and redemption price per share
($62,947,975 ÷ 4,709,948 shares of beneficial interest issued and outstanding)	$13.36
Maximum sales charge (5.5% of offering price)	0.78

Maximum offering price to public	$14.14

Class B:
Net asset value, offering price and redemption price per share
($112,312,431 ÷ 8,790,057 shares of beneficial interest issued and outstanding)	$12.78

Class C:
Net asset value, offering price and redemption price per share
($76,811,134 ÷ 6,011,050 shares of beneficial interest issued and outstanding)	$12.78

Class M:
Net asset value, offering price and redemption price per share
($2,990,149 ÷ 233,886 shares of beneficial interest issued and outstanding)	$12.78

Class R:
Net asset value, offering price and redemption price per share
($2,898 ÷ 217.2 shares of beneficial interest issued and outstanding)	$13.34

Class X:
Net asset value, offering price and redemption price per share
($1,157,596 ÷ 90,486 shares of beneficial interest issued and outstanding)	$12.79

Class Z:
Net asset value, offering price and redemption price per share
($7,178,504 ÷ 528,423 shares of beneficial interest issued and outstanding)	$13.58

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Growth Allocation Fund	39

Statement of Operations

Year Ended July 31, 2005

Net Investment Loss
Income
Unaffiliated dividends (net of foreign withholding taxes of $166,369)	$3,416,779
Affiliated dividends	216,123
Unaffiliated interest	21,464

Total Income	3,654,366

Expense
Management fee	1,738,220
Distribution fee—Class A	131,472
Distribution fee—Class B	1,031,396
Distribution fee—Class C	685,554
Distribution fee—Class M	12,672
Distribution fee—Class R	11
Distribution fee—Class X	5,001
Transfer agent’s fees and expenses (including affiliated expense of $375,000)	461,000
Custodian’s fees and expenses	225,000
Reports to shareholders	62,000
Registration fees	61,000
Legal fees	27,000
Audit fee	17,000
Trustees’ fees	15,000
Miscellaneous expenses	10,249

Total expenses	4,482,575

Net investment loss	(828,209)

Net Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investments transactions	38,108,856
Foreign currency transactions	(133,583)

37,975,273

Net change in unrealized appreciation/depreciation on:
Investments	7,279,093
Foreign currencies	239,117

7,518,210

Net gain on investments and foreign currencies	45,493,483

Net Increase In Net Assets Resulting From Operations	$44,665,274

See Notes to Financial Statements.

40	Visit our website at www.strategicpartners.com

Statement of Changes in Net Assets

	Year Ended July 31,
	2005	2004
Increase (Decrease) In Net Assets
Operations
Net investment loss	$(828,209)	$(1,597,410)
Net realized gain on investments and foreign currency transactions	37,975,273	20,541,271
Net change in unrealized appreciation/depreciation on investments and foreign currencies	7,518,210	4,547,256

Net increase in net assets resulting from operations	44,665,274	23,491,117

Fund share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	52,477,039	58,052,831
Cost of shares reacquired	(40,332,764)	(37,484,393)

Net increase in net assets from Fund share transactions	12,144,275	20,568,438

Total increase	56,809,549	44,059,555

Net Assets
Beginning of year	206,591,138	162,531,583

End of year	$263,400,687	$206,591,138

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Growth Allocation Fund	41

Notes to Financial Statements

Strategic Partners Asset Allocation Funds (the “Trust”), is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company presently consisting of three portfolios: Strategic Partners Growth Allocation Fund (the “Fund”), Strategic Partners Conservative Allocation Fund and Strategic Partners Moderate Allocation Fund, formerly known as Strategic Partners High Growth Fund, Strategic Partners Conservative Growth Fund and Strategic Partners Moderate Growth Fund, respectively. These financial statements relate only to Strategic Partners Growth Allocation Fund. The financial statements of the other portfolios are not presented herein. The Trust was organized as a business trust in Delaware on July 29, 1998.

The Fund uses investment managers (“Sub-advisers”), each managing a portion of the Fund’s assets. The following Sub-adviser changes occurred during the year (see chart below).

Fund Segment	From	To	Effective Date
Large-cap growth stocks	Jennison Associates LLC	Marsico Capital Management, LLC Goldman Sachs Asset Management L.P.	June 28, 2005 June 28, 2005

Large-cap value stocks	Jennison Associates LLC	Hotchkis and Wiley Capital Management LLC J.P. Morgan Investment Management Inc.	April 13, 2005 April 13, 2005

International stocks	Lazard Asset Management LLC	LSV Asset Management Thornburg Investment Management, Inc.	April 13, 2005 April 13, 2005

Small/Mid-cap growth stocks	RS Investment Management, L.P.	No change	November 20, 2002

Small/Mid-cap value stocks	EARNEST Partners, LLC	EARNEST Partners, LLC Vaughan Nelson Investment Management, L.P.	December 20, 2001 July 11, 2005

The investment objective of the Fund is to provide long-term capital appreciation. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities issued by U.S. and foreign companies. Under normal circumstances,

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substantially all of the Fund’s assets will be invested in equity securities, including common stock, securities convertible into common stock and preferred stock.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the official closing price provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset value.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than 60 days are valued at current market quotations.

Strategic Partners Asset Allocation Funds/Strategic Partners Growth Allocation Fund	43

Notes to Financial Statements

Cont’d

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current daily rates of exchange.

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holdings of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at year-end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the exdividend date and interest income, including amortization of premium and accretion of discount on debt securities as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis.

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Net investment income or loss (other than distribution fees, which are charged directly to respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually.

Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Trust has a management agreement with PI. Pursuant to this agreement, PI manages the investment operations of the Fund, administers the Fund’s affairs and supervises the Sub-advisers’ performance of all investment advisory services. Pursuant to the advisory agreement, PI pays the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses. The management fee paid to PI is computed daily and payable monthly at an annual rate of 0.75 of 1% of average daily net assets up to $500 million, 0.70 of 1% of average daily net assets for the next $500 million and 0.65 of 1% of average daily net assets in excess of $1 billion. The effective management fee rate was .75 of 1% for the year ended July 31, 2005.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, B, C, M, R, X and Z

Strategic Partners Asset Allocation Funds/Strategic Partners Growth Allocation Fund	45

Notes to Financial Statements

Cont’d

shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, B, C, M, R and X shares, pursuant to plans of distribution (the “Distribution Plans”) regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1%, 1%, 1%, .75% of 1% and 1% of the average daily net assets of the Class A, B, C, M, R and X shares, respectively. Such expenses under the Plans were .25 of 1%, 1%, 1%, 1%, .50% of 1% and 1% of the average daily net assets of the Class A, B, C, M, R and X shares, respectively, for the year ended July 31, 2005.

PIMS has advised the Fund that it has received approximately $337,200 in front-end sales charges resulting from sales of Class A during the year ended ended July 31, 2005. From these fees, PIMS paid such sales charges to broker-dealers which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended July 31, 2005, it has received approximately $166,600, $15,500, $4,300 and $1,500 in contingent deferred sales charges imposed upon certain redemptions by Class B, Class C, Class M and Class X shareholders, respectively.

Jennison, PIMS, PIM and PI are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with two banks. For the period August 1, 2004 through October 29, 2004, the SCA provided for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates. The Funds paid a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro-rata based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA was October 29, 2004. Effective October 29, 2004, the Funds entered into a revised credit agreement with two banks. The commitment under the revised credit agreement continues to be $500 million. The Funds pay a commitment fee of .075 of 1% of the unused portion of the revised credit agreement. The expiration of the

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revised SCA is October 28, 2005. The Fund did not borrow any amounts pursuant to the SCA during the year ended July 31, 2005.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended July 31, 2005, the Fund incurred approximately $93,200 in total networking fees. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

For the year ended July 31, 2005, Wachovia Securities, LLC, an affiliate of PI, earned $2,062 and Prudential Equity Group, LLC, a wholly owned subsidiary of Prudential, earned $3,856, in brokerage commissions from portfolio transactions executed on behalf of the Fund.

The Fund invests in the Taxable Money Market Series (the “Series”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments, for the year ended July 31, 2005, aggregated $442,212,977 and $429,910,399, respectively.

Note 5. Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income and accumulated net realized gains (losses) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, accumulated net investment loss and accumulated net realized gain (loss) on investments. For the year

Strategic Partners Asset Allocation Funds/Strategic Partners Growth Allocation Fund	47

Notes to Financial Statements

Cont’d

ended July 31, 2005, the adjustments were to decrease accumulated net investment loss by $940,721, decrease accumulated realized gain on investments by $49,214 and decrease paid-in-capital by $891,507, due to certain tax adjustments pertaining to the investment in Passive Foreign Investment Companies and differences between financial reporting and tax accounting. Net investment loss, net realized gains or losses and net assets were not affected by this change.

As of July 31, 2005, the accumulated undistributed earnings on a tax basis were $19,532,079 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of July 31, 2005 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$230,862,702	$32,840,464	$(3,625,221)	$29,215,243	$3,955	$29,219,198

The difference between book basis and tax basis were primarily attributable to deferred losses on wash sales. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currency and mark to market of receivables and payables.

Approximately $17,389,000 of its prior year capital loss carryforward was used to offset net taxable gains realized in the fiscal year July 31, 2005.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class M, Class R, Class X and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are subject to a CDSC of 5%, which decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase. Class M shares are subject to a CDSC of 6%, which decreases by 1% annually to 2% in the fifth and sixth years and 1% in the seventh year. Class M shares are generally

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closed to new purchases. Class M shares automatically convert to Class A shares approximately eight years after purchase. Class X shares are generally closed to new purchases. Class X shares are subject to a CDSC of 6%, which decreases by 1% annually to 4% in the third and fourth years, by 1% annually to 2% in the sixth and seventh years, and 1% in the eighth year. Class X shares automatically convert to Class A shares on a quarterly basis approximately ten years (eight years in the case of shares purchased prior to August 19, 1998) after purchase. An exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share. As of July 31, 2005 Prudential owned 226 Class M shares, 217 Class R shares and 226 Class X shares of the Fund.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended July 31, 2005:
Shares sold	1,203,667	$14,791,301
Shares reacquired	(854,189)	(10,414,005)

Net increase (decrease) in shares outstanding before conversion	349,478	4,377,296
Shares issued upon conversion from Class B	198,583	2,459,900

Net increase (decrease) in shares outstanding	548,061	$6,837,196

Year ended July 31 ,2004:
Shares sold	1,353,050	$14,741,225
Shares reacquired	(1,047,282)	(11,562,070)

Net increase (decrease) in shares outstanding before conversion	305,768	3,179,155
Shares issued upon conversion from Class B	89,435	986,017

Net increase (decrease) in shares outstanding	395,203	$4,165,172

Class B
Year ended July 31, 2005:
Shares sold	1,295,338	$15,085,740
Shares reacquired	(1,206,943)	(14,085,921)

Net increase (decrease) in shares outstanding before conversion	88,395	999,819
Shares reacquired upon conversion into Class A	(207,052)	(2,459,900)

Net increase (decrease) in shares outstanding	(118,657)	$(1,460,081)

Year ended July 31 ,2004:
Shares sold	1,799,671	$19,067,894
Shares reacquired	(1,062,013)	(11,231,265)

Net increase (decrease) in shares outstanding before conversion	737,658	7,836,629
Shares reacquired upon conversion into Class A	(92,583)	(986,017)

Net increase (decrease) in shares outstanding	645,075	$6,850,612

Strategic Partners Asset Allocation Funds/Strategic Partners Growth Allocation Fund	49

Notes to Financial Statements

Cont’d

Class C	Shares	Amount
Year ended July 31, 2005:
Shares sold	1,348,988	$15,833,859
Shares reacquired	(1,171,946)	(13,670,941)

Net increase (decrease) in shares outstanding	177,042	$2,162,918

Year ended July 31 ,2004:
Shares sold	1,916,438	$20,221,584
Shares reacquired	(1,230,102)	(12,991,880)

Net increase (decrease) in shares outstanding	686,336	$7,229,704

Class M
October 4, 2004* to July 31, 2005:
Shares sold	260,899	$3,117,469
Shares reacquired	(27,013)	(326,212)

Net increase (decrease) in shares outstanding	233,886	$2,791,257

Class R
October 4, 2004* to July 31, 2005:
Shares sold	217	$2,500

Net increase (decrease) in shares outstanding	217	$2,500

Class X
October 4, 2004* to July 31, 2005:
Shares sold	117,442	$1,395,416
Shares reacquired	(26,956)	(319,116)

Net increase (decrease) in shares outstanding	90,486	$1,076,300

Class Z
Year ended July 31, 2005:
Shares sold	178,108	$2,250,754
Shares reacquired	(126,343)	(1,516,569)

Net increase (decrease) in shares outstanding	51,765	$734,185

Year ended July 31, 2004:
Shares sold	364,721	$4,022,128
Shares reacquired	(156,673)	(1,699,178)

Net increase (decrease) in shares outstanding	208,048	$2,322,950

*	Commencement of offering of new share class.

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ANNUAL REPORT

JULY 31, 2005

STRATEGIC PARTNERS

ASSET ALLOCATION FUND

FINANCIAL HIGHLIGHTS

Financial Highlights

Class A
Year Ended July 31, 2005(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.96

Income (loss) from investment operations
Net investment income (loss)	.02
Net realized and unrealized gain (loss) on investment transactions	2.38

Total from investment operations	2.40

Less Distributions
Distributions from net realized gains	—

Net asset value, end of year	$13.36

Total Return(a)	21.90%
Ratios/Supplemental Data:
Net assets, end of year (000)	$62,948
Average net assets (000)	$52,589
Ratio to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.38%
Expenses, excluding distribution and service (12b-1) fees	1.13%
Net investment income (loss)	.20%
For Class A, B, C, M, R, X and Z shares:
Portfolio turnover rate	200%

(a)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculations are based on average shares outstanding during the year.
(c)	The distributor of the Fund contractually agreed to limit its distribution and services (12b-1) fees to .25 of 1% of the average net assets of the class A shares.
(d)	Less than $.005 per share.

See Notes to Financial Statements.

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Class A
Year Ended July 31,
2004(b)	2003(b)	2002	2001(b)

$9.53	$8.38	$10.70	$12.95

(.03)	(.03)	(.03)	— (d)
1.46	1.18	(2.27)	(1.27)

1.43	1.15	(2.30)	(1.27)

—	—	(.02)	(.98)

$10.96	$9.53	$8.38	$10.70

15.01%	13.72%	(21.49)%	(10.09)%

$45,622	$35,897	$30,337	$39,528
$43,525	$31,290	$36,151	$39,128

1.43%	1.71%	1.57%	1.64%
1.18%	1.46%	1.32%	1.39%
(.25)%	(.31)%	(.35)%	.02%

79%	89%	98%	83%

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Growth Allocation Fund	53

Financial Highlights

Cont’d

Class B
Year Ended July 31, 2005(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.56

Income (loss) from investment operations
Net investment loss	(.06)
Net realized and unrealized gain (loss) on investment transactions	2.28

Total from investment operations	2.22

Less Distributions
Distributions from net realized gains	—

Net asset value, end of year	$12.78

Total Return(a)	21.02%
Ratios/Supplemental Data:
Net assets, end of year (000)	$112,312
Average net assets (000)	$103,140
Ratio to average net assets:
Expenses, including distribution and service (12b-1) fees	2.13%
Expenses, excluding distribution and service (12b-1) fees	1.13%
Net investment loss	(.55)%

(a)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculations are based on average shares outstanding during the year.

See Notes to Financial Statements.

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Class B
Year Ended July 31,
2004(b)	2003(b)	2002	2001(b)

$9.25	$8.20	$10.55	$12.86

(.11)	(.09)	(.11)	(.08)
1.42	1.14	(2.22)	(1.25)

1.31	1.05	(2.33)	(1.33)

—	—	(.02)	(.98)

$10.56	$9.25	$8.20	$10.55

14.16%	12.80%	(22.08)%	(10.66)%

$94,066	$76,430	$70,043	$86,941
$90,535	$67,723	$82,953	$84,949

2.18%	2.46%	2.32%	2.39%
1.18%	1.46%	1.32%	1.39%
(1.00)%	(1.07)%	(1.09)%	(.72)%

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Growth Allocation Fund	55

Financial Highlights

Cont’d

Class C
Year Ended July 31, 2005(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.56

Income (loss) from investment operations
Net investment loss	(.06)
Net realized and unrealized gain (loss) on investment transactions	2.28

Total from investment operations	2.22

Less Distributions
Distributions from net realized gains	—

Net asset value, end of year	$12.78

Total Return(a)	21.02%
Ratios/Supplemental Data:
Net assets, end of year (000)	$76,811
Average net assets (000)	$68,555
Ratio to average net assets:
Expenses, including distribution and service (12b-1) fees	2.13%
Expenses, excluding distribution and service (12b-1) fees	1.13%
Net investment loss	(.55)%

(a)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculations are based on average shares outstanding during the year.

See Notes to Financial Statements.

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Class C
Year Ended July 31,
2004(b)	2003(b)	2002	2001(b)

$9.25	$8.20	$10.55	$12.86

(.11)	(.09)	(.09)	(.08)
1.42	1.14	(2.24)	(1.25)

1.31	1.05	(2.33)	(1.33)

—	—	(.02)	(.98)

$10.56	$9.25	$8.20	$10.55

14.16%	12.80%	(22.08)%	(10.66)%

$61,606	$47,616	$37,468	$36,507
$58,465	$39,926	$38,874	$35,387

2.18%	2.46%	2.32%	2.39%
1.18%	1.46%	1.32%	1.39%
(1.00)%	(1.06)%	(1.09)%	(.73)%

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Growth Allocation Fund	57

Financial Highlights

Cont’d

	Class M
	October 4, 2004(a) Through July 31, 2005(d)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$11.07

Income (loss) from investment operations
Net investment loss	(.05)
Net realized and unrealized gain on investment transactions	1.76

Total from investment operations	1.71

Less Distributions
Distributions from net realized gains on investments	—

Net asset value, end of period	$12.78

Total Return(b)	15.45%
Ratios/Supplemental Data:
Net assets, end of period (000)	$2,990
Average net assets (000)	$1,542
Ratio to average net assets:
Expenses, including distribution and service (12b-1) fees	2.13	%(c)
Expenses, excluding distribution and service (12b-1) fees	1.13	%(c)
Net investment loss	(.51	)%(c)

(a)	Commencement of offering of new share class.
(b)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Calculations are based on average shares outstanding during the period.

See Notes to Financial Statements.

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	Class R
	October 4, 2004(a) Through July 31, 2005(d)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$11.51

Income from investment operations
Net investment income	—	(e)
Net realized and unrealized gain on investment transactions	1.83

Total from investment operations	1.83

Less Distributions
Distributions from net realized gains on investments	—

Net asset value, end of period	$13.34

Total Return(b)	15.90%
Ratios/Supplemental Data:
Net assets, end of period	$2,898
Average net assets	$2,687
Ratio to average net assets:
Expenses, including distribution and service (12b-1) fees(f)	1.63	%(c)
Expenses, excluding distribution and service (12b-1) fees	1.13	%(c)
Net investment income	—	%(c)(g)

(a)	Commencement of offering of new share class.
(b)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Calculations are based on average shares outstanding during the period.
(e)	Less than $.005 per share.
(f)	The distributor of the Fund contractually agreed to limit its distribution and services (12b-1) fees to .50 of 1% of the average net assets of the Class R shares.
(g)	Less than 0.005%.

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Growth Allocation Fund	59

Financial Highlights

Cont’d

	Class X
	October 4, 2004(a) Through July 31, 2005(d)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$11.07

Income (loss) from investment operations
Net investment loss	(.05)
Net realized and unrealized gain on investment transactions	1.77

Total from investment operations	1.72

Less Distributions
Distributions from net realized gains on investments	—

Net asset value, end of period	$12.79

Total Return(b)	15.54%
Ratios/Supplemental Data:
Net assets, end of period (000)	$1,158
Average net assets (000)	$608
Ratio to average net assets:
Expenses, including distribution and service (12b-1) fees	2.13	%(c)
Expenses, excluding distribution and service (12b-1) fees	1.13	%(c)
Net investment loss	(.52	)%(c)

(a)	Commencement of offering of new share class.
(b)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Calculations are based on average shares outstanding during the period.

See Notes to Financial Statements.

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ANNUAL REPORT

JULY 31, 2005

STRATEGIC PARTNERS

ASSET ALLOCATION FUND

FINANCIAL HIGHLIGHTS

Financial Highlights

Cont’d

Class Z
Year Ended July 31, 2005(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.11

Income (loss) from investment operations
Net investment income (loss)	.05
Net realized and unrealized gain (loss) on investment transactions	2.42

Total from investment operations	2.47

Less Distributions
Distributions from net realized gains	—

Net asset value, end of year	$13.58

Total Return(a)	22.23%
Ratios/Supplemental Data:
Net assets, end of year (000)	$7,179
Average net assets (000)	$5,709
Ratio to average net assets:
Expenses, including distribution and service (12b-1) fees	1.13%
Expenses, excluding distribution and service (12b-1) fees	1.13%
Net investment income (loss)	.45%

(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculations are based on average shares outstanding during the year.
(c)	Less than $.005 per share.
(d)	Less than .005%.

See Notes to Financial Statements.

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Class Z
Year Ended July 31,
2004(b)		2003(b)	2002	2001(b)

$9.64		$8.45	$10.77	$12.98

—	(c)	— (c)	(.01)	.03
1.47		1.19	(2.29)	(1.26)

1.47		1.19	(2.30)	(1.23)

—		—	(.02)	(.98)

$11.11		$9.64	$8.45	$10.77

15.25%		14.08%	(21.35)%	(9.74)%

$5,297		$2,589	$1,897	$3,413
$3,837		$2,767	$2,778	$2,270

1.18%		1.46%	1.32%	1.39%
1.18%		1.46%	1.32%	1.39%
—	%(d)	(.02)%	(.10)%	.23%

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Growth Allocation Fund	63

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders of Strategic Partners Asset Allocation Funds—Strategic Partners Growth Allocation Fund:

We have audited the accompanying statement of assets and liabilities of the Strategic Partners Growth Allocation Fund, a portfolio of the Strategic Partners Asset Allocation Funds (formerly known as Strategic Partners High Growth Fund hereafter referred to as the “Fund”) including the portfolios of investments, as of July 31, 2005, and the related statement of operations for the year then ended and the statements of changes in net assets, and the financial highlights for each of the two years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for all years presented prior to the year ended July 31, 2004, were audited by other auditors, whose report dated, September 29, 2003, expressed an unqualified opinion thereon.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of July 31, 2005, and the results of its operations for the year then ended, and the changes in its net assets, and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 28, 2005

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Management of the Trust

(Unaudited)

Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Trustees(2)

Linda W. Bynoe (53), Trustee since 2005(3) Oversees 88 portfolios in Fund complex.

Principal Occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat Ltd.; formerly Vice President at Morgan Stanley & Co.

Other Directorships held:(4) Director of Dynegy Inc. (since September 2002) and Simon Property Group, Inc. (since May 2003).

David E.A. Carson (71), Trustee since 2003(3) Oversees 92 portfolios in Fund complex.

Principal Occupations (last 5 years): Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer of People’s Bank (1983-1997).

Other Directorships held:(4) None.

Robert E. La Blanc (71), Trustee since 1999(3) Oversees 89 portfolios in Fund complex.

Principal Occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan College.

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995), Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company); Director (since April 1999) of the High Yield Plus Fund, Inc.

Douglas H. McCorkindale (66), Trustee since 1998(3) Oversees 89 portfolios in Fund complex.

Principal Occupations (last 5 years): Chairman (since February 2001) of Gannett Co. Inc. (publishing and media); formerly Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held:(4) Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (62), Trustee since 2003(3) Oversees 89 portfolios in Fund complex.

Principal Occupations (last 5 years): Management Consultant; Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:(4) None.

Strategic Partners Asset Allocation Funds/Strategic Partners Growth Allocation Fund	65

Robin B. Smith (65), Trustee since 2003(3) Oversees 90 portfolios in Fund complex.

Principal Occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

Stephen G. Stoneburn (62), Trustee since 1999(3) Oversees 89 portfolios in Fund complex.

Principal Occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:(4) None

Clay T. Whitehead (66), Trustee since 1999(3) Oversees 90 portfolios in Fund complex.

Principal Occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:(4) Director (since 2000) of the High Yield Plus Fund, Inc.

Interested Trustees(1)

Judy A. Rice (57), President and Trustee since 2003(3) Oversees 89 portfolios in Fund complex.

Principal Occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Other Directorships held:(4) None

Robert F. Gunia (58), Vice President(3) and Trustee since 1999(3) Oversees 160 portfolios in Fund complex.

Principal Occupations (last 5 years): Chief Administrative Officer (since June 1999) of PI; Executive Vice President (since December 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities Incorporated (Prudential Securities).

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

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Information pertaining to the Officers of the Fund who are not also Trustees is set forth below.

Officers(2)

Kathryn Quirk (52), Chief Legal Officer since 2005(3)

Principal Occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Senior Vice President and Assistant Secretary (since November 2004) of Prudential Investments LLC; previously General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (47), Secretary since 2005(3)

Principal Occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President and Assistant Secretary (since December 1996) of PI; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc.

Jonathan D. Shain (47), Assistant Secretary since 2005(3)

Principal Occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Fund Services, Inc.

Grace C. Torres (46), Treasurer and Principal Financial and Accounting Officer since 1998(3)

Principal Occupations (last 5 years): Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

Lee D. Augsburger (46), Chief Compliance Officer since 2004(3)

Principal Occupations (last 5 years): Vice President and Chief Compliance Officer (since May 2003) of Pl; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; formerly Vice President and Chief Legal Officer—Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential Insurance Company of America.

Maryanne Ryan (40), Anti-Money Laundering Compliance Officer since 2002(3)

Principal Occupations (last 5 years): Vice President, Prudential (since November 1998); First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

Strategic Partners Asset Allocation Funds/Strategic Partners Growth Allocation Fund	67

(1)	“Interested” Trustee, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI or an affiliate of PI), or the Distributor (Prudential Investment Management Services LLC or PIMS).

(2)	Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Trustees and/or Officer.

(4)	This includes only directorships of companies requested to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Mutual Funds, The Prudential Variable Contract Accounts 2, 10 and 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund.

Additional information about the Fund’s Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (calling from outside the U.S.)

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Approval of Advisory Agreements

The Board of Trustees (the “Board”) of Strategic Partners Asset Allocation Funds oversees the management of each of the Strategic Partners Growth Allocation Fund, and, as required by law, determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreements. In addition to determining whether to renew each Fund’s existing agreements, the Board is also responsible for determining whether to approve new subadvisory agreements for the Fund.

The Board, including a majority of the Independent Trustees, met on March 3, 2005 and approved several new subadvisory agreements for the Fund. Subsequently, on May 24, 2005 and June 23, 2005, the Board, including a majority of the Independent Trustees, met and approved several additional new subadvisory agreements for the Fund and at the same meetings also approved the renewal of the existing management and remaining subadvisory agreements through July 31, 2006, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Trustees received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. In approving the agreements, the Trustees, including the Independent Trustees advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Trustees did not identify any single factor that was dispositive and each Trustee attributed different weights to the various factors. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on March 3, 2005, May 24, 2005, and June 23, 2005.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and each subadviser, each of which serves pursuant to the terms of subadvisory agreements with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

Strategic Partners Asset Allocation Funds/Strategic Partners Growth Allocation Fund

Approval of Advisory Agreements (continued)

The material factors and conclusions that formed the basis for the Trustees’ determinations to approve the renewal of the agreements are discussed separately below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Trust by PI and each subadviser. The Board considered the services provided by PI, including but not limited to the oversight of the subadvisers, as well as the provision of fund accounting, recordkeeping, and compliance services to the Fund. With respect to PI’s oversight of the subadvisers, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), a business unit of PI, is responsible for screening and recommending new subadvisers when appropriate, as well as monitoring and reporting to the Board on the performance and operations of the subadvisers. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund. The Board also considered the investment subadvisory services provided by each subadviser, as well as compliance with the Fund’s investment restrictions, policies and procedures. The Board considered PI’s evaluation of the subadvisers; as well as PI’s recommendation, based on its review of the subadvisers, to renew the subadvisory agreements or to replace certain subadvisers, as applicable.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Trust and each subadviser, and also reviewed the qualifications, backgrounds and responsibilities of the subadvisers’ portfolio managers who are responsible for the day-to-day management of the Fund. The Board was provided with information pertaining to PI’s and each subadviser’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and each subadviser. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (CCO) as to both PI and each subadviser.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by each subadviser, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and each subadviser under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its

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reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

The Board noted that, with the exception of Jennison Associates LLC (“Jennison”), none of the Fund’s subadvisers was affiliated with PI, and concluded that the level of profitability of a subadviser not affiliated with PI may not be as significant as PI’s profitability given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by PI and the unaffiliated subadvisers, as well as the fact that PI compensates the subadvisers out of its management fee. The Board did not separately consider the profitability of Jennison, an affiliate of PI, as its profitability was reflected in the profitability report for PI. The Board did not consider the profitability of the new subadvisers, because their engagements were new and therefore, no historical profitability information was available.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Other Benefits to PI and the Subadvisers

The Board considered potential ancillary benefits that might be received by PI, the subadvisers, and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as reputational or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by the subadvisers included the ability to use soft dollar credits, brokerage commissions received by affiliates of the subadvisers, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research

Strategic Partners Asset Allocation Funds/Strategic Partners Growth Allocation Fund

Approval of Advisory Agreements (continued)

resources and reputational benefits. The Board concluded that the benefits derived by PI and the subadvisers were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Approval of New Subadvisory Agreements

As part of a proposal by PI to reposition and realign the Fund as part of the Strategic Partners family of mutual funds advised by non-proprietary subadvisers, the Board approved several new subadvisory agreements. With respect to the large capitalization growth “sleeve” of the Fund, the Board approved the termination of Jennison, and approved new subadvisory agreements with Marsico Capital Management LLC and Goldman Sachs Asset Management, LP for the large capitalization growth sleeve. With respect to the large capitalization value “sleeve” of the Fund, the Board approved the termination of Jennison, and approved new subadvisory agreements with Hotchkis and Wiley Capital Management LLC and JP Morgan Investment Management Inc.

With respect to the international equity sleeve of the Fund, the Board expressed the view that the sleeve’s performance was disappointing. Consequently, the Board approved the termination of Lazard Asset Management (“Lazard”) and approved new subadvisory agreements with LSV Asset Management and Thornburg Investment Management Inc. The Board approved continuation of the existing subadvisory agreements with Jennison and Lazard for an interim period until the new subadvisers assumed responsibility for managing their respective sleeves of the Fund.

Because the existing subadviser for the small capitalization value “sleeve” of the Fund, EARNEST Partners LLC, was approaching the maximum level of assets that they could efficiently manage under current market conditions, the Board approved a new subadvisory agreement with Vaughan Nelson Investment Management as an additional subadviser.

Performance of the Fund / Fees and Expenses / Other Factors

With respect to the Fund, the Board also considered certain additional specific factors and related conclusions relating to the performance and fees and expenses of the Funds, as detailed below. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group was objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Funds in various quartiles over one-year, three-year and five-year time periods ending December 31, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

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The Board also considered the Fund’s contractual and actual management fee, as well as the Fund’s net total expense ratio. The contractual management fee is computed based on hypothetical common levels of Fund net assets, while the actual management fee represents the fee rate actually paid by shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The Board received and considered information about the Fund’s historical performance, noting that the Fund had achieved performance that was in the first quartile over one-year and three-year time periods, and performance that was in the second quartile over a five-year time period in relation to the group of comparable funds in a Peer Universe. In addition, the Board noted that the Fund outperformed over the same time periods when compared against the appropriate benchmark index, the Prior Customized Blend Index (which during the reporting period consisted of a model portfolio consisting of the S&P Barra Value Index (25%), the S&P Barra Growth Index (25%), the Russell 2000 Value Index (15%), the Russell 2000 Growth Index (15%), the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index (20%)). The Board reviewed the separate performance records of the various “sleeves” of the Fund managed by the different current subadvisers. The Board determined that the Fund’s performance was satisfactory.

The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds provided by Lipper Inc. The Fund’s management fee of 0.750% ranked in the second quartile in its Lipper 15(c) Peer Group. The Board concluded that the management and subadvisory fees are reasonable.

Strategic Partners Asset Allocation Funds/Strategic Partners Growth Allocation Fund

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 7/31/05
	One Year	Five Years	Since Inception
Class A	15.19%	1.25%	5.80%
Class B	16.02	1.46	5.92
Class C	20.02	1.64	5.92
Class M	N/A	N/A	N/A
Class R	N/A	N/A	N/A
Class X	N/A	N/A	N/A
Class Z	22.23	2.67	6.99

Average Annual Total Returns (Without Sales Charges) as of 7/31/05
	One Year	Five Years	Since Inception
Class A	21.90%	2.41%	6.69%
Class B	21.02	1.64	5.92
Class C	21.02	1.64	5.92
Class M	N/A	N/A	N/A
Class R	N/A	N/A	N/A
Class X	N/A	N/A	N/A
Class Z	22.23	2.67	6.99

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the

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past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Maximum sales charge is 5.50%.

Source: Prudential Investments LLC and Lipper Inc.

Inception dates: Class A, B, C, and Z, 11/18/98; Class M, R, and X, 10/04/04

The graph compares a $10,000 investment in the Strategic Partners Growth Allocation Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) and a Customized Benchmark for the Strategic Partners Growth Allocation Fund (Prior Customized Blend) by portraying the initial account values at the commencement of operations for Class A shares (November 18, 1998) and the account values at the end of the current fiscal year (July 31, 2005) as measured on a quarterly basis. The S&P 500 Index and the Prior Customized Blend data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through July 31, 2005, the returns shown in the graph and for Class A shares in the tables would have been lower. Since the Customized Blend was implemented in September 2005, such information is not available.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices have performed in the United States. The Prior Customized Blend is a model portfolio consisting of the S&P Barra Value Index (25%), the S&P Barra Growth Index (25%), the Russell 2000 Value Index (15%), the Russell 2000 Growth Index (15%), and the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index (20%). Effective September 2005, the Customized Benchmark is a model portfolio consisting of the Russell 3000 Index (80%) and the MSCI EAEF (20%). Each component of the Prior Customized Blend and the Customized Blend is an unmanaged index generally considered to represent the performance of the Fund’s asset classes. The Customized Blend is intended to provide a theoretical comparison to the Fund’s performance, based on the amounts allocated to each asset class rather than based on amounts allocated to various Fund segments as per the Prior Customized Blend. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The target asset allocations may have shifted since the most recent fiscal year end. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Strategic Partners Asset Allocation Funds/Strategic Partners Growth Allocation Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.strategicpartners.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s (the Commission) website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2005, is available on the Fund’s website at www.strategicpartners.com and on the Commission’s website at www.sec.gov.

TRUSTEES
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Jonathan D. Shain, Assistant Secretary • Maryanne Ryan, Anti-Money Laundering Compliance Officer • Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISERS* (as of July 31, 2005)	EARNEST Partners, LLC	75 14th Street, Suite 2300 Atlanta, GA 30309

	Goldman Sachs Asset Management LP	32 Old Slip, 23rd Floor New York, NY 10005

	Hotchkis and Wiley Capital Management LLC	725 South Figueroa Street Suite 3900 Los Angeles, CA 90017

	JP Morgan Investment Management, Inc.	522 Fifth Avenue 13th Floor New York, NY 10036

	LSV Asset Management	One North Wacker Drive Suite 4000 Chicago, IL 60606

	Marsico Capital Management, LLC	1200 17th Street Suite 1600 Denver, CO 80202

	RS Investment Management, L.P.	388 Market Street Suite 1700 San Francisco, CA 94111

	Thornburg Investment Management, Inc.	119 East Marcy Street Santa Fe, NM 87501

	Vaughan Nelson Investment Management, L.P.	600 Travis Street Suite 6300 Houston, TX 77002

* Investment Subadvisers are subject to change by the Manager.

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Shearman & Sterling LLP	599 Lexington Avenue New York, NY 10022

Strategic Partners Growth Allocation Fund
Share Class	A	B	C	M	R	X	Z
NASDAQ	PHGAX	PIHGX	PHGCX	HIGWM	HIGWR	HIGWX	PDHZX
CUSIP	86276X509	86276X608	86276X707	86276X772	86276X756	86276X764	86276X806

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Strategic Partners Growth Allocation Fund, PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund will provide a full list of its portfolio holdings as of the end of each fiscal quarter on its website at www.strategicpartners.com approximately 60 days after the end of each fiscal quarter.

The Funds’ Statement of Additional Information contains additional information about the Funds’ Trustees and is available without charge upon request by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Strategic Partners Growth Allocation Fund
Share Class	A	B	C	M	R	X	Z
NASDAQ	PHGAX	PIHGX	PHGCX	HIGWM	HIGWR	HIGWX	PDHZX
CUSIP	86276X509	86276X608	86276X707	86276X772	86276X756	86276X764	86276X806

MFSP504E5    IFS-A108790    Ed. 09/2005

ANNUAL REPORT

JULY 31, 2005

STRATEGIC PARTNERS

ASSET ALLOCATION FUNDS

STRATEGIC PARTNERS

Conservative Allocation Fund

(formerly Strategic Partners Conservative Growth Fund)

OBJECTIVE

Seeks current income and a reasonable level of capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Dear Shareholder,

September 16, 2005

We hope that you find the annual report for the Strategic Partners Conservative Allocation Fund informative and useful. As a Strategic Partners Mutual Fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope that history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

We believe it is wise to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds that cover all the basic asset classes and reflects your personal investment profile and tolerance for risk.

Strategic Partners Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds feature leading asset managers not just from a single company but from the entire investment industry.

Thank you for choosing Strategic Partners Mutual Funds.

Sincerely,

Judy A. Rice, President

Strategic Partners Conservative Allocation Fund

Strategic Partners Asset Allocation Funds/Strategic Partners Conservative Allocation Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Cumulative Total Returns[1] as of 7/31/05
	One Year	Five Years	Since Inception[2]
Class A	11.85%	27.94%	50.58%
Class B	11.02	23.40	43.37
Class C	11.02	23.40	43.37
Class M	N/A	N/A	7.80
Class R	N/A	N/A	8.25
Class X	N/A	N/A	7.71
Class Z	12.10	29.65	53.09
S&P 500 Index[3]	14.04	–6.56	***
Prior Customized Blend[4]	10.86	28.04	****
Customized Blend[4]	9.62	24.43	****
Lipper Balanced Funds Avg.[5]	11.18	13.99	*****

Average Annual Total Returns[1] as of 6/30/05
	One Year	Five Years	Since Inception[2]
Class A	2.45%	3.76%	5.24%
Class B	2.70	4.01	5.38
Class C	6.60	4.16	5.36
Class M	N/A	N/A	N/A
Class R	N/A	N/A	N/A
Class X	N/A	N/A	N/A
Class Z	8.76	5.22	6.42
S&P 500 Index[3]	6.32	–2.37	***
Prior Customized Blend[4]	7.87	4.68	****
Customized Blend[4]	7.43	4.21	****
Lipper Balanced Funds Avg.[5]	6.50	1.90	*****

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1% respectively. Class M and Class X shares are subject to a maximum CDSC of 6%. Class R and Class Z shares are not subject to a sales charge.

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1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and expense reimbursements, the returns for the classes would have been lower. Class A, Class B, Class C, Class M, Class R, and Class X shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, 1.00%, 0.75%, and 1.00% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Approximately eight years after purchase, Class M shares will automatically convert to Class A shares on a quarterly basis. Approximately ten years after purchase (eight years in the case of shares purchased prior to August 19, 1998), Class X shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

2Inception dates: Class A, B, C, and Z, 11/18/98; Class M, R, and X, 10/04/04

3The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed.

4The Prior Customized Benchmark for Strategic Partners Conservative Allocation Fund (Prior Customized Blend) is a model portfolio consisting of the S&P Barra Value Index (15%), the S&P Barra Growth Index (15%), the Russell 2000 Value Index (5%), the Russell 2000 Growth Index (5%), the Lehman Brothers U.S. Aggregate Bond Index (40%), and the Lehman Brothers U.S. Corporate High Yield Index (20%). Effective September 2005, the Customized Benchmark for Strategic Partners Conservative Allocation Fund (Customized Blend) is a model portfolio consisting of the Russell 3000 Index (40%) and the Lehman Aggregate Bond Index (60%). Each component of the Prior Customized Blend and the Customized Blend is an unmanaged index generally considered as representing the performance of the Fund’s asset classes. The Customized Blend is intended to provide a theoretical comparison to the Fund’s performance, based on the amounts allocated to each asset class rather than based on amounts allocated to various Fund segments as per the Prior Customized Blend. The Prior Customized Blend and the Customized Blend do not reflect deductions for any sales charges or operating expenses of a mutual fund. The target asset allocations may have shifted since the most recent fiscal year end.

5The Lipper Balanced Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Balanced Funds category for the periods noted. Funds in the Lipper Average have a primary investment objective of conserving principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock:bond ratio ranges around 60%:40%.

Investors cannot invest directly in an index. The returns for the S&P 500 Index, the Prior Customized Blend, and the Customized Blend would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the S&P 500 Index, Prior Customized Blend, Customized Blend, and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

***S&P 500 Index Closest Month-End to inception cumulative total returns as of 7/31/05 are 17.24% for Classes A, B, C, and Z; and 12.37% for Classes M, R, and X. S&P 500 Index Closest Month-End to Inception average annual total returns as of 6/30/05 are 1.88% for Classes A, B, C, and Z.

****Prior Customized Blend Closest Month-End to inception cumulative total returns as of 7/31/05 are 44.25% for Classes A, B, C, and Z; and 8.24% for Classes M, R, and X. Prior Customized Blend Closest Month-End to Inception average annual total returns as of 6/30/05 are 5.45% for Classes A, B, C, and Z. Since the Customized Blend was implemented in September 2005, such information is not disclosed.

*****Lipper Average Closest Month-End to inception cumulative total returns as of 7/31/05 are 31.31% for Classes A, B, C, and Z; and 9.22% for Classes M, R, and X. Lipper Average Closest Month-End to Inception average annual total returns as of 6/30/05 are 3.71% for Classes A, B, C, and Z.

Strategic Partners Asset Allocation Funds/Strategic Partners Conservative Allocation Fund	3

Your Fund’s Performance (continued)

Fund objective

The investment objective of the Strategic Partners Conservative Allocation Fund (the Fund) is current income and a reasonable level of capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Asset classes are classifications of investments

Stocks are shares of ownership in a firm. Owners share in the profits after debts are paid and in the firm’s appreciation in value. Generally, the prices of stocks vary with investors’ estimates of a firm’s earnings prospects, including the impact of broader economic conditions.

Bonds are loans to a company, government, or government agency. They carry a fixed interest rate or one that varies according to the terms specified in the bond. They have a maturity date at which they must be repaid. Generally, bond prices fluctuate with current interest rates and with events that affect the debtor’s prospects of repaying the loan. High yield bonds are also known as “junk” bonds. They are subject to greater risk of loss of principal and interest, including default risk, than higher-rated bonds.

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Source: Lipper Inc.

The chart above shows the total returns for 12 months ended July 31, 2005, of various securities indexes that are generally considered representative of broad market sectors and does not reflect a mutual fund’s expenses. The performance cited does not represent the performance of the Strategic Partners Conservative Allocation Fund. Past performance is not indicative of future results. Investors cannot invest directly in an index.

The S&P Barra Value Index contains those securities in the S&P 500 Index with higher book-to-price ratios.

The S&P Barra Growth Index contains those securities in the S&P 500 Index with lower book-to-price ratios.

The Russell 2000 Value Index contains those securities in the Russell 2000 Index with a below-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values.

The Russell 2000 Growth Index contains those securities in the Russell 2000 Index with a above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth values.

The Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE Index) is an unmanaged, weighted index that reflects stock price movements in Europe, Australasia, and the Far East. It gives a broad look at how foreign stock prices have performed.

The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between 1 and 10 years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed.

The Lehman Brothers U.S. Corporate High Yield Index is an unmanaged index of fixed-rate, noninvestment-grade debt securities with at least one year remaining to maturity. The Lehman Brothers U.S. Corporate High Yield Index gives a broad look at how high yield (junk) bonds have performed.

Strategic Partners Asset Allocation Funds/Strategic Partners Conservative Allocation Fund	5

Investment Adviser’s Report

Market overview

The 12 months ended July 31, 2005, were a good time for investors overall, with positive returns in all major asset classes. The global economy continued to grow, although the pace of growth slowed slightly in Europe and China. China continued to cruise at 8% to 9% growth, pulling along much of the developing world and Japan. The international equity markets generally outperformed U.S. stocks. However, international results for U.S. dollar-based investors were affected by the sharp decline of the dollar early in the reporting period and then by its steep rise in the latter part. Over the full 12 months, the impact evened out as compared with other developed market currencies.

There was a slight decline in U.S. long-term interest rates, even as the Federal Reserve (the Fed) pushed up short-term rates. Bond prices move in the opposite direction from interest rates, and the prices of bonds that have locked in a particular yield for a longer duration are more affected by interest-rate changes than those of short-term investments. As a result, longer-term bonds had strong total returns (including both yield income and the impact of changing bond prices) while short-term investors benefited from progressively higher yields. Because of the favorable economic environment, fixed income sectors where credit quality is an important factor, such as high yield bonds, performed particularly well. Nonetheless, investors were jittery about the implications of the interest-rate changes, fearing that the continuing stream of Fed tightenings would hurt the economy in the future.

Continuing high oil prices also had both a positive and a negative side. Energy-related stocks surged, driven by very strong profit growth. However, investors were concerned about the impact of energy prices on other sectors. The U.S. automobile industry, in particular, with its dependence on SUV sales and exposure to high labor-related costs, had a sharp drop in profitability and share prices. Other consumer industries, particularly housing, were strong. In the S&P 500, total returns of sector averages other than energy, utilities, and consumer discretionary (which includes the automobile industry) clustered in the 10% to 12% range.

Despite valuations (share prices in relation to measures of intrinsic value) that were near historical highs for value stocks, both large-cap and small-cap value stocks continued to outperform growth for most of the reporting period. Moreover, small-cap stocks, which appeared to be expensive relative to large caps, nonetheless substantially outperformed stocks of larger companies.

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Analysis of the Fund’s performance

The Strategic Partners Conservative Allocation Fund’s performance for the one year period ended July 31, 2005 is compared with the Prior Customized Benchmark composed of a weighted average of indexes for its various asset classes. The weightings (15% large-cap growth stocks, 15% large-cap value stocks, 5% small-cap growth stocks, 5% small-cap value stocks, 40% core fixed income, and 20% high yield bonds) represent an asset allocation that is considered appropriate for a conservative balance of risk and return potential. The return on the Fund’s Class A shares over the reporting period was 11.85%, outperforming its benchmark (+8.06%) and the Lipper Balanced Funds Average (+11.18%). Including the one-time sales charge on Class A shares, the return was 5.70%. The Customized Benchmark that the Fund's performance will be compared to beginning in September 2005 consists of the Russell 3000 Index (40%) and the Lehman Aggregate Bond Index (60%).

The Fund is one of three Strategic Partners Asset Allocation Funds. Ten institutional investment managers are subadvisers for these funds, each managing a portion. Several manager changes affecting the Fund occurred during the period (see chart below).

Management changes during fiscal year ended July 31, 2005

Date	Fund Segment	From	To
April 13, 2005	Large-cap value stocks	Jennison Associates LLC	Hotchkis and Wiley Capital Management LLC JP Morgan Fleming Asset Management

April 13, 2005	High yield bonds	Prudential Investment Management, Inc.	Goldman Sachs Asset Management

June 28, 2005	Large-cap growth stocks	Jennison Associates LLC	Marsico Capital Management LLC Goldman Sachs Asset Management L.P.

July 11, 2005	Small-cap value stocks	(Manager added)	Vaughan Nelson Investment Management, L.P.

The replacement of Jennison Associates and Prudential Investment Management, Prudential Financial companies, in segments of this Fund reflects a shift away from using affiliated asset managers in the Strategic Partners fund family. The family will be subadvised entirely by independent asset managers. Vaughan Nelson Investment Management, L.P. was added as a small-cap value manager because EARNEST Partners, LLC was approaching the maximum level of assets they could manage efficiently under current market conditions. See “Approval of Advisory Agreements” herein for a discussion of the Board’s approval of such management changes.

Strategic Partners Asset Allocation Funds/Strategic Partners Conservative Allocation Fund	7

Investment Adviser’s Report (continued)

The Fund’s performance relative to its benchmark can be analyzed into two components:

•	Asset allocation decisions—did differences between the Fund’s asset allocation and the asset allocation of the custom benchmark index help or hurt its return?

•	Asset managers’ performance—did the various asset managers outperform or underperform their asset class indexes?

During this reporting period, overweights in large-cap value stocks relative to the custom benchmark contributed positively to relative performance. Underweights in small-cap stocks and high yield bonds detracted. The overall impact of asset allocation was slightly negative.

The Fund’s asset managers, in aggregate, performed very well compared with their respective asset classes. Its large-cap growth and large-cap value stock segments were the largest contributors to the overall Fund’s relative performance. The large-cap growth segment, managed by Jennison Associates for most of the period, outperformed by a substantial margin primarily due to good stock selection. Its holdings in the technology sector did particularly well. The Fund’s allocation to large-cap value stocks, which transitioned from Jennison to Hotchkis and Wiley and JPMorgan, also outperformed its index by a substantial margin.

Small-cap growth stock manager RS Investments and small-cap value manager EARNEST Partners also outperformed their respective indexes over the period. The Fund’s core bond segment, managed by Pacific Investment Management Company (PIMCO), outperformed its index primarily by overweighting non-U.S. developed market bonds, European issues in particular, and emerging market bonds.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

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Strategic Partners Asset Allocation Funds

Strategic policy development

•	Each fund’s strategic (long-term) asset allocation strategy is based on research into the historical and expected returns of various asset classes and their associated risks.

•	We analyze worldwide economic and market factors to arrive at an outlook for the economy and the capital markets. These views guide our decisions about each fund’s equity and fixed income allocations.

•	We analyze the investment strategies of different asset managers and how they have performed in various economic and market environments.

•	Each fund uses a diversified mix of asset classes with proven money managers investing in their areas of expertise.

Dynamic management

•	We make dynamic (medium-term) asset allocation adjustments based on our perspective on the macroeconomic environment, the capital markets, and the investment strengths of the various asset managers. Our asset allocation team draws upon its own research into current market conditions, Wall Street research, and the asset managers’ insights.

We monitor changes in personnel, practices, and performance at the various asset management companies. Managers may be changed or new portions added to a fund if we think it will improve the fund’s performance.

Strategic Partners Asset Allocation Funds/Strategic Partners Conservative Allocation Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on February 1, 2005, at the beginning of the period, and held through the six-month period ended July 31, 2005.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

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expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Strategic Partners Conservative Allocation Fund		Beginning Account Value February 1, 2005	Ending Account Value July 31, 2005	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$1,046.61	1.50%	$7.61
	Hypothetical	$1,000.00	$1,017.36	1.50%	$7.50

Class B	Actual	$1,000.00	$1,042.60	2.25%	$11.40
	Hypothetical	$1,000.00	$1,013.64	2.25%	$11.23

Class C	Actual	$1,000.00	$1,042.60	2.25%	$11.40
	Hypothetical	$1,000.00	$1,013.64	2.25%	$11.23

Class M	Actual	$1,000.00	$1,042.60	2.25%	$11.40
	Hypothetical	$1,000.00	$1,013.64	2.25%	$11.23

Class R	Actual	$1,000.00	$1,046.12	1.75%	$8.88
	Hypothetical	$1,000.00	$1,016.12	1.75%	$8.75

Class X	Actual	$1,000.00	$1,042.60	2.25%	$11.40
	Hypothetical	$1,000.00	$1,013.64	2.25%	$11.23

Class Z	Actual	$1,000.00	$1,047.70	1.25%	$6.35
	Hypothetical	$1,000.00	$1,018.60	1.25%	$6.26

* Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended July 31, 2005, and divided by the 365 days in the Fund’s fiscal year ended July 31, 2005 (to reflect the six-month period).

Strategic Partners Asset Allocation Funds/Strategic Partners Conservative Allocation Fund	11

This Page Intentionally Left Blank

Portfolio of Investments

as of July 31, 2005

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 111.7%
COMMON STOCKS 39.2%

Aerospace & Defense 1.1%
625	Alliant Techsystems, Inc.	$45,625
3,000	Boeing Co. (The)(a)	198,030
3,010	Ceradyne, Inc.(a)	95,929
2,575	DRS Technologies, Inc.(a)	133,900
3,180	Engineered Support Systems, Inc.	117,596
675	Esterline Technologies, Corp.(a)	28,850
2,300	General Dynamics Corp.	264,937
11,100	Lockheed Martin Corp.	692,640
3,630	Mercury Computer Systems, Inc.	100,551
4,900	Moog, Inc. (Class A shares)(a)	154,693
2,200	Northrop Grumman Corp.	121,990
9,800	Raytheon Co.	385,434

		2,340,175

Air Freight & Logistics 0.3%
6,823	FedEx Corp.	573,746

Apparel 0.1%
8,960	Ashworth, Inc.(a)	74,458
4,400	Phillips-Van Heusen Corp.	149,160

		223,618

Auto Components 0.3%
3,500	Autoliv, Inc.	155,925
23,100	Delphi Corp.	122,430
7,550	IMPCO Technologies, Inc.(a)	35,334
1,800	Johnson Controls, Inc.	103,392
6,100	Lear Corp.	260,897

		677,978

Automobiles
700	Ford Motor Co.	7,518
1,700	Winnebago Industries, Inc.	65,603

		73,121

Banks 0.1%
1,800	BankUnited Financial Corp. (Class A shares)(a)	47,520
2,420	PrivateBancorp, Inc.	89,419
900	Western Alliance Bancorp	27,810

		164,749

See Notes to Financial Statements.

Strategic Partners Conservative Allocation Fund	13

Portfolio of Investments

as of July 31, 2005 Cont’d.

Shares	Description	Value (Note 1)

Beverages 0.2%
4,800	Coca-Cola Co. (The)	$210,048
2,000	Coca-Cola Enterprises, Inc.	47,000
1,300	PepsiCo, Inc.	70,889

		327,937

Biotechnology 1.0%
9,011	Amgen, Inc.(a)	718,627
13,200	Genentech, Inc.(a)	1,179,156
3,771	Genzyme Corp.(a)	280,600
600	Gilead Sciences, Inc.(a)	26,886

		2,205,269

Building & Construction 0.1%
3,200	Hovnanian Enterprises, Inc. (Class A shares)(a)	226,176

Building Products 0.2%
1,200	Drew Industries, Inc.(a)	53,460
200	Masco Corp.	6,782
4,325	US Concrete, Inc.(a)	28,978
3,200	USG Corp.(a)	156,480
3,875	Watsco, Inc.	183,519
775	York International Corp.	33,116

		462,335

Capital Markets 0.8%
1,800	Charles Schwab Corp. (The)	24,660
600	E*Trade Financial Corp.(a)	9,306
5,999	Goldman Sachs Group, Inc. (The)	644,773
2,388	Lehman Brothers Holdings, Inc.	251,050
4,100	Mellon Financial Corp.	124,886
1,300	Merrill Lynch & Co., Inc.	76,414
5,000	Morgan Stanley	265,250
4,000	State Street Corp.	198,960
800	The Bank of New York Co., Inc.	24,624

		1,619,923

Chemicals 0.6%
2,400	Air Products & Chemicals, Inc.	143,424
4,700	Ashland, Inc.	288,815
2,900	Monsanto Co.	195,373
400	PPG Industries, Inc.	26,012

See Notes to Financial Statements.

14	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

6,200	Praxair, Inc.	$306,218
2,200	Rohm & Haas Co.	101,332
1,200	Scotts Co. (Class A shares)(a)	94,080
1,100	Valspar Corp.	53,966

		1,209,220

Commercial Banks 1.5%
16,300	Bank of America Corp.	710,680
1,300	BB&T Corp.	54,366
2,400	Boston Private Financial Holdings, Inc.	68,760
8,700	KeyCorp	297,888
600	Marshall & Ilsley Corp.	27,552
1,000	MB Financial, Inc.	41,600
6,700	North Fork Bancorporation, Inc.	183,513
2,700	Oriental Financial Group	43,065
300	PNC Financial Services Group	16,446
1,475	Provident Bankshares Corp.	50,150
3,000	Republic Bancorp, Inc.	44,400
10,700	U.S. Bancorp	321,642
5,795	UBS AG-REG (Switzerland)	474,958
1,850	UCBH Holdings, Inc.	33,800
3,500	UnionBanCal Corp.	249,690
3,500	Wachovia Corp.	176,330
4,900	Wells Fargo & Co.	300,566
600	Zions Bancorporation	42,888

		3,138,294

Commercial Services & Supplies 1.1%
3,800	Administaff, Inc.(a)	97,280
5,900	Allied Waste Industries, Inc.(a)	50,622
4,050	Barrett Business Services, Inc.(a)	71,321
725	CB Richard Ellis Group, Inc. (Class A shares)(a)	33,379
24,500	Cendant Corp.	523,321
2,040	Chemed Corp.	87,720
750	Consolidated Graphics, Inc.(a)	31,950
1,300	Dollar Thrifty Automotive Group(a)	40,690
5,810	FirstService Corp. (Canada)(a)	139,731
1,175	Healthcare Services Group	21,526
2,100	Kelly Services, Inc. (Class A shares)	63,882
2,680	Laureate Education, Inc.(a)	121,404
7,365	Mcgrath Rentcorp	191,416
3,600	Nalco Holdings Co.(a)	77,220
2,530	Providence Service Corp.(a)	68,158

See Notes to Financial Statements.

Strategic Partners Conservative Allocation Fund	15

Portfolio of Investments

as of July 31, 2005 Cont’d.

Shares	Description	Value (Note 1)

3,400	Republic Services, Inc.	$123,250
4,070	Rollins, Inc.	85,022
3,450	Steiner Leisure Ltd.(a)	119,232
75	Strayer Education, Inc.	7,382
1,625	Team, Inc.	34,596
11,500	Waste Management, Inc.	323,380

		2,312,482

Communication Equipment 0.9%
21,800	Cisco Systems, Inc.(a)	417,470
5,600	Corning, Inc.(a)	106,680
19,700	Motorola, Inc.	417,246
3,740	Openwave Systems, Inc.(a)	69,377
23,700	Qualcomm, Inc.	935,913

		1,946,686

Computers & Peripherals 0.7%
9,000	Apple Computer, Inc.(a)	383,850
10,700	Dell, Inc.(a)	433,029
1,600	EMC Corp.(a)	21,904
5,000	Hewlett-Packard Co.	123,100
2,200	IBM Corp.	183,612
400	Lexmark International, Inc. (Class A shares)(a)	25,080
4,140	M-Systems Flash Disk Pioneers (Israel)(a)	107,019
200	NCR Corp.(a)	6,942
6,920	Optimal Group, Inc.(a)	148,849
11,000	Western Digital Corp.(a)	164,890

		1,598,275

Consumer Finance 0.5%
800	Capital One Financial Corp.	66,000
26,300	MBNA Corp.	661,708
7,609	SLM Corp.	391,787

		1,119,495

Distributors
930	Building Material Holding Corp.	77,283

Diversified Consumer Services
950	Regis Corp.	39,672

Diversified Financial Services 1.6%
2,500	Accredited Home Lenders Holding Co.(a)	118,775
11,100	AmeriCredit Corp.(a)	296,592

See Notes to Financial Statements.

16	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

2,800	Ameritrade Holding Corp.(a)	$54,684
2,000	Chicago Mercantile Exchange Holding, Inc.	602,100
9,900	CIT Group, Inc.	436,986
16,900	Citigroup, Inc.	735,150
4,900	Eaton Vance Corp.	120,393
500	Fannie Mae	27,930
650	Financial Federal Corp.	25,025
3,700	Jefferies Group, Inc.	152,921
2,125	MCG Capital Corp.	39,100
2,300	Moody’s Corp.	108,813
2,220	Portfolio Recovery Associates, Inc.(a)	93,684
10,200	Principal Financial Group, Inc.	448,290
5,250	Raymond James Financial, Inc.	156,713
400	Student Loan Corp. (The)	86,700

		3,503,856

Diversified Manufacturing
142	GenTek, Inc.(a)	1,413

Diversified Telecommunication Services 0.5%
1,700	AT&T Corp.	33,660
1,700	CenturyTel, Inc.	58,429
3,040	SafeNet, Inc.(a)	103,938
13,000	SBC Communications, Inc.	317,850
3,800	Sprint Corp.	102,220
12,200	Verizon Communications, Inc.	417,606

		1,033,703

Electric Utilities 1.0%
2,200	Consolidated Edison, Inc.	105,952
2,500	Edison International	102,200
3,800	Entergy Corp.	296,172
10,200	FirstEnergy Corp.	507,756
18,500	FPL Group, Inc.	797,720
1,700	Northeast Utilities	36,686
1,500	Pinnacle West Capital Corp.	68,700
1,900	PPL Corp.	117,002
1,650	Westar Energy, Inc.	40,145

		2,072,333

Electronic Equipment & Instruments 0.4%
700	Avnet, Inc.	18,326
1,880	BEI Technologies, Inc.	65,330

See Notes to Financial Statements.

Strategic Partners Conservative Allocation Fund	17

Portfolio of Investments

as of July 31, 2005 Cont’d.

Shares	Description	Value (Note 1)

5,800	Checkpoint Systems, Inc.(a)	$100,224
1,200	Emerson Electric Co.	78,960
5,200	Flir Systems, Inc.(a)	171,027
3,100	Jabil Circuit, Inc.(a)	96,689
700	MTS Systems Corp.	27,755
6,340	Radisys Corp.(a)	109,936
10,100	Sanmina-SCI Corp.(a)	48,278
13,350	SRS Labs., Inc.(a)	72,491

		789,016

Energy Equipment & Services 0.3%
1,200	Baker Hughes, Inc.	67,848
1,100	Helmerich & Payne, Inc.	62,832
930	Hydril(a)	59,669
3,180	Maverick Tube Corp.(a)	105,480
1,800	Oceaneering International, Inc.(a)	77,220
2,860	Patterson-UTI Energy, Inc.	93,894
600	Rowan Cos., Inc.	20,496
4,320	Superior Energy Services, Inc.(a)	92,189
1,820	Unit Corp.(a)	86,450

		666,078

Exchange Traded Funds 0.2%
240	iShares Russell 1000 Value Index Fund	16,488
2,700	iShares Russell 2000 Growth Index Fund	187,920
1,850	iShares Russell 2000 Value Index Fund	126,133

		330,541

Food & Staples Retailing 0.7%
22,800	Albertson’s, Inc.	485,868
12,836	CVS Corp.	398,301
6,600	Kroger Co. (The)(a)	131,010
600	Sysco Corp.	21,636
3,100	Wal-Mart Stores, Inc.	152,985
7,000	Walgreen Co.	335,020

		1,524,820

Food Products 0.5%
7,000	Archer-Daniels-Midland Co.	160,580
1,050	Corn Products International, Inc.	25,274
700	Gold Kist, Inc.(a)	14,280
2,700	Hershey Foods Corp. (The)	172,449
7,900	Kraft Foods, Inc.	241,345

See Notes to Financial Statements.

18	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

8,900	Sara Lee Corp.	$177,377
9,600	Unilever PLC, ADR (United Kingdom)	374,688

		1,165,993

Gas Utilities
600	Equitable Resources, Inc.	42,630

Health Care Equipment & Supplies 0.8%
500	Bausch & Lomb, Inc.(a)	42,325
300	Biomet, Inc.	11,439
1,400	Boston Scientific Corp.(a)	40,530
2,700	Cooper Companies, Inc. (The)	185,490
17,650	Encore Medical Corp.(a)	100,958
1,200	Guidant Corp.	82,560
6,030	Healthtronics Surgical Services, Inc.	77,666
950	Invacare Corp.	40,043
3,460	Lifeline Systems, Inc.(a)	118,678
5,400	Medtronic, Inc.	291,276
15,490	Orthovita, Inc.(a)	65,678
2,784	PolyMedica Corp.	97,774
1,920	SonoSite, Inc.(a)	64,320
14,880	Spectranetics Corp.(a)	109,963
4,000	St. Jude Medical, Inc.(a)	189,640
3,910	Symmetry Medical, Inc.(a)	97,476
2,150	Syneron Medical Ltd. (Israel)(a)	82,883
300	Zimmer Holdings, Inc.(a)	24,708

		1,723,407

Health Care Providers & Services 2.0%
3,300	Aetna, Inc.	255,419
1,750	Amedisys, Inc.(a)	68,495
4,500	American Healthways, Inc.(a)	200,565
2,700	Amerigroup Corp.(a)	93,555
2,200	AmerisourceBergen Corp.	157,938
7,250	Amn Healthcare Services, Inc.	122,598
2,700	Covance, Inc.(a)	133,785
1,200	Coventry Health Care, Inc.(a)	84,876
4,800	HCA, Inc.	236,400
2,370	Kindred Healthcare, Inc.(a)	87,074
2,910	LabOne, Inc.(a)	109,503
2,360	Matria Healthcare, Inc.(a)	83,402
500	McKesson Corp.	22,500
300	Medco Health Solutions, Inc.(a)	14,532

See Notes to Financial Statements.

Strategic Partners Conservative Allocation Fund	19

Portfolio of Investments

as of July 31, 2005 Cont’d.

Shares	Description	Value (Note 1)

625	Pediatrix Medical Group, Inc.(a)	$49,013
3,600	Pharmaceutical Product Development, Inc.(a)	206,028
4,340	Priority Healthcare Corp. (Class B shares)(a)	119,307
4,700	Quest Diagnostics, Inc.	241,298
3,300	Serologicals Corp. International(a)	75,900
1,200	Sunrise Senior Living, Inc.(a)	63,600
30,500	Tenet Healthcare Corp.(a)	370,269
950	Triad Hospitals, Inc.(a)	47,187
23,292	UnitedHealth Group, Inc.	1,218,171
2,100	WellPoint, Inc.(a)	148,554

		4,209,969

Hotels, Restaurants & Leisure 1.8%
2,200	Brinker International, Inc.(a)	89,980
5,700	Carnival Corp.	298,680
1,600	CEC Entertainment, Inc.(a)	61,296
9,720	Century Casinos, Inc.(a)	75,330
200	Choice Hotels Intl, Inc.	13,264
7,230	Cosi, Inc.(a)	61,238
4,900	Darden Restaurants, Inc.	170,030
4,870	Harrah’s Entertainment, Inc.	383,464
2,200	Hilton Hotels Corp.	54,450
1,100	International Game Technology	30,096
1,210	Kerzner International Ltd. (Bahamas)(a)	72,298
1,075	La Quinta Corp.(a)	9,675
400	Marriott International, Inc. (Class A shares)	27,388
5,600	McDonald’s Corp.	174,552
10,376	MGM Mirage, Inc.(a)	471,589
4,150	Mikohn Gaming Corp.(a)	58,100
3,275	Rare Hospitality International, Inc.(a)	102,049
5,300	Royal Caribbean Cruises Ltd.	240,885
6,240	Scientific Games Corp. (Class A shares)(a)	170,851
2,800	Sonic Corp.(a)	84,868
300	Starbucks Corp.(a)	15,765
600	Starwood Hotels & Resorts Worldwide, Inc.	37,992
3,325	Triarc Cos., Inc. (Class B shares)	52,236
6,900	Wynn Resorts Ltd.(a)	388,470
13,996	Yum! Brands, Inc.	732,690

		3,877,236

Household Durables 1.2%
100	Centex Corp.	7,398
100	Fortune Brands, Inc.	9,455

See Notes to Financial Statements.

20	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

1,800	Harman International Industries, Inc.	$154,710
5,175	Jacuzzi Brands, Inc.	56,149
2,300	KB HOME	188,393
18,700	Lennar Corp. (Class A shares)	1,257,949
2,700	Meritage Corp.(a)	250,965
80	NVR, Inc.(a)	75,040
3,500	Snap-On, Inc.	128,380
2,100	Standard-Pacific Corp.	200,319
3,400	Toll Brothers, Inc.(a)	188,428

		2,517,186

Household Products 0.6%
2,010	Central Garden & Pet Co.(a)	100,842
2,500	Energizer Holdings, Inc.(a)	159,750
2,805	Jarden Corp.(a)	107,600
16,800	Procter & Gamble Co. (The)	934,584
950	The Yankee Candle Co.	28,785

		1,331,561

Independent Power Producers & Energy Traders 0.3%
2,000	Constellation Energy Group, Inc.	120,420
1,300	Dynegy, Inc.(a)	7,228
7,100	TXU Corp.	615,144

		742,792

Industrial Conglomerates 1.0%
700	3M Co.	52,500
46,000	General Electric Co.	1,587,000
15,500	Tyco International Ltd. (Bermuda)	472,285

		2,111,785

Insurance 2.4%
2,400	Aflac, Inc.	108,240
4,575	Allmerica Financial Corp.(a)	178,425
3,200	Allstate Corp. (The)	196,032
1,500	AMBAC Financial Group, Inc.(a)	107,760
1,400	American International Group, Inc.	84,280
900	Aon Corp.	22,896
2,000	Assurant, Inc.	73,900
100	Chubb Corp.	8,882
1,900	Commerce Group, Inc.	118,465
2,150	Delphi Financial Group (Class A shares)	104,297
8,100	Genworth Financial, Inc. (Class A shares)	254,016

See Notes to Financial Statements.

Strategic Partners Conservative Allocation Fund	21

Portfolio of Investments

as of July 31, 2005 Cont’d.

Shares	Description	Value (Note 1)

2,600	Hartford Financial Services Group, Inc.	$209,482
2,362	HCC Insurance Holdings, Inc.	65,475
1,175	Hilb, Rogal & Hobbs Co.	39,821
2,640	Infinity Property & Casualty Corp.	93,562
500	Lincoln National Corp.	24,150
1,900	Loews Corp.	158,897
3,300	MBIA, Inc.	200,442
21,300	MetLife, Inc.	1,046,681
2,700	Philadelphia Consolidated Holding Corp.(a)	224,154
400	Progressive Corp. (The)	39,876
1,800	Protective Life Corp.	78,408
22,400	St. Paul Travelers Cos., Inc. (The)	986,047
1,100	Torchmark Corp.	57,497
7,710	Tower Group, Inc.	122,358
37,800	UnumProvident Corp.	723,869
600	W.R. Berkley Corp.	22,458

		5,350,370

Internet Software & Services 0.5%
10,930	Digitas, Inc.(a)	123,290
2,090	Equinix, Inc.(a)	92,733
900	Google, Inc. (Class A shares)(a)	258,984
4,640	Infospace, Inc.(a)	112,010
3,230	j2 Global Communications, Inc.(a)	129,555
1,900	Juniper Networks, Inc.(a)	45,581
10,100	Keynote Systems, Inc.(a)	133,421
10,260	Online Resources Corp.(a)	104,447
5,860	RADVision Ltd. (Isarel)(a)	70,379
1,725	Vignette Corp.	27,203
700	WebSideStory, Inc.	10,220

		1,107,823

IT Services 0.6%
600	Affiliated Computer Services, Inc. (Class A shares)(a)	29,982
500	Checkfree Corp.(a)	16,930
1,100	Cognizant Technology Solutions Corp.(a)	53,988
3,700	Computer Sciences Corp.(a)	169,386
46,400	Electronic Data Systems Corp.	954,448

		1,224,734

Leisure Equipment & Products 0.2%
9,900	Eastman Kodak Co.	264,726
500	Hasbro, Inc.	10,970

See Notes to Financial Statements.

22	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

3,000	K2, Inc.(a)	$39,900
2,800	Mattel, Inc.	52,220

		367,816

Machinery 0.7%
1,050	Briggs & Stratton Corp.	39,239
1,300	Bucyrus International, Inc. (Class A shares)	55,406
11,249	Caterpillar, Inc.	606,433
1,000	Deere & Co.	73,530
1,600	Eaton Corp.	104,544
2,300	Harsco Corp.	138,575
700	ITT Industries, Inc.	74,480
300	Joy Global, Inc.	12,321
1,100	Nordson Corp.	36,707
5,700	SPX Corp.	278,616
1,100	Toro Co.	44,264

		1,464,115

Media 0.9%
1,300	Comcast Corp. (Class A shares)(a)	39,000
7,400	Comcast Corp.(a)	227,402
1,000	DirectTV Group, Inc.(a)	15,400
800	E.W. Scripps Co.	40,424
500	EchoStar Communications Corp. (Class A shares)(a)	14,360
2,700	Gannett Co., Inc.	196,992
20,300	Liberty Media Corp.(a)	178,437
3,480	Marchex, Inc. (Class B shares)(a)	57,176
400	New York Times Co. (Class A shares)	12,608
6,200	News Corp. Inc. (Class A shares)	101,556
2,300	Scholastic Corp.(a)	85,031
5,000	Sinclair Broadcast Group, Inc. (Class A shares)	45,000
19,100	Time Warner, Inc.(a)	325,083
7,380	Valueclick, Inc.(a)	94,759
8,100	Viacom, Inc. (Class B shares)	271,269
7,500	Walt Disney Co.	192,300

		1,896,797

Metals & Mining 0.3%
16,200	Alcoa, Inc.	454,410
900	Century Aluminum Co.(a)	22,023
1,450	Gibraltar Industries, Inc.	34,757
2,700	Southern Peru Copper Corp.	138,240
1,200	United States Steel Corp.	51,180

		700,610

See Notes to Financial Statements.

Strategic Partners Conservative Allocation Fund	23

Portfolio of Investments

as of July 31, 2005 Cont’d.

Shares	Description	Value (Note 1)

Multi-Utilities 0.3%
6,700	Alliant Energy Corp.	$194,970
5,500	PG&E Corp.	206,965
3,500	PNM Resources, Inc.	102,865
3,600	Xcel Energy, Inc.	69,876

		574,676

Multi-Utilities & Unregulated Power 0.2%
400	CenterPoint Energy, Inc.	5,496
5,200	CMS Energy Corp.(a)	82,368
2,700	Dominion Resources, Inc.	199,422
2,900	Oneok, Inc.	101,355
1,300	SCANA Corp.	54,639
1,000	Wisconsin Energy Corp.	40,150

		483,430

Multiline Retail 0.3%
1,300	Federated Department Stores, Inc.	98,631
600	Kohl’s Corp.(a)	33,810
3,200	Nordstrom, Inc.	118,432
6,932	Target Corp.	407,255

		658,128

Oil, Gas & Consumable Fuels 2.0%
400	Anadarko Petroleum Corp.(a)	35,340
1,900	Apache Corp.(a)	129,960
2,400	Burlington Resources, Inc.	153,864
7,100	Cabot Oil and Gas Corp.	287,692
4,284	Canadian Natural Resources Ltd. (Canada)	178,129
6,400	Chesapeake Energy Corp.	167,104
5,500	ChevronTexaco Corp.	319,055
1,725	Comstock Resources, Inc.(a)	47,765
4,500	ConocoPhillips	281,655
1,000	Devon Energy Corp.	56,090
1,900	EOG Resources, Inc.	116,090
15,800	Exxon Mobil Corp.	928,249
850	GMX Resources, Inc.(a)	15,207
9,270	Grey Wolf, Inc.(a)	71,101
4,520	Headwaters, Inc.(a)	193,230
605	Marathon Oil Corp.	35,308
2,800	Occidental Petroleum Corp.	230,384
5,010	Oil States International, Inc.(a)	148,196

See Notes to Financial Statements.

24	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

1,275	PetroHawk Energy Corp.(a)	$14,051
575	Southwestern Energy Co.(a)	31,688
3,500	Sunoco, Inc.	440,054
2,900	Swift Energy Co.(a)	118,262
525	Ultra Petroleum Corp.	19,908
1,500	Universal Compression Holdings, Inc.(a)	60,825
1,900	Unocal Corp.	123,215
800	Valero Energy Corp.	66,224
1,075	Whiting Petroleum Corp.(a)	42,946

		4,311,592

Paper & Forest Products 0.2%
400	Bowater, Inc.	13,524
1,000	Georgia-Pacific Corp.	34,150
1,300	International Paper Co.	41,080
500	Smurfit-Stone Container Corp.(a)	6,065
300	Temple-Inland, Inc.	11,937
3,500	Weyerhaeuser Co.	241,430

		348,186

Personal Products 0.1%
2,900	Gillette Co.	155,643

Pharmaceuticals 1.6%
2,810	Alexion Pharmaceuticals, Inc.(a)	73,172
2,100	Allergan, Inc.	187,677
4,260	Atherogenics, Inc.(a)	70,929
4,500	Barr Pharmaceuticals, Inc.(a)	213,390
8,200	Bristol-Myers Squibb Co.	204,836
1,700	Edwards Lifesciences Corp.	77,979
500	Eli Lilly & Co.	28,160
2,800	First Horizon Pharmaceuticals	59,584
1,100	Forest Laboratories, Inc.(a)	43,912
500	I-Flow Corp.(a)	7,450
15,059	Johnson & Johnson	963,174
2,000	Kos Pharmaceuticals, Inc.	143,000
800	Merck & Co., Inc.	24,848
5,292	Nabi Biopharmaceuticals(a)	79,327
900	OSI Pharmaceuticals, Inc.(a)	37,170
15,600	Pfizer, Inc.	413,400
3,720	Rigel Pharmaceuticals, Inc.(a)	80,519
4,890	Salix Pharmaceuticals Ltd.(a)	94,377
9,219	Sanofi-Aventis (France)	399,183

See Notes to Financial Statements.

Strategic Partners Conservative Allocation Fund	25

Portfolio of Investments

as of July 31, 2005 Cont’d.

Shares	Description	Value (Note 1)

900	Sepracor, Inc.(a)	$47,115
200	Watson Pharmaceuticals, Inc.(a)	6,680
3,500	Wyeth	160,125

		3,416,007

Real Estate Investment Trust 1.0%
1,700	American Financial Realty Trust	24,480
900	Annaly Mortgage Management, Inc.	14,355
8,400	Apartment Investment & Management Co.	369,600
4,375	Ashford Hospitality Trust, Inc.	52,019
500	Camden Property Trust	27,640
500	CarrAmerica Realty Corp.	19,420
200	Centerpoint Properties Trust	8,772
1,400	Duke Realty Corp.	47,544
2,100	Entertainment Properties Trust	95,655
600	Equity Office Properties Trust	21,270
100	Equity Residential	4,040
500	General Growth Properties, Inc.	22,990
950	Healthcare Realty Trust, Inc.	38,817
2,800	Highland Hospitality Corp.	33,880
900	Host Marriot Corp.	16,785
800	Kimco Realty Corp.	52,528
5,170	Kkr Financial Corp.	126,562
300	Liberty Property Trust	13,464
1,200	Mack-Cali Realty Corp.	57,492
8,100	New Century Financial Corp.	424,277
5,200	Plum Creek Timber Co., Inc.	196,820
2,100	Prologis	95,676
425	Redwood Trust, Inc.	23,078
300	Simon Property Group, Inc.	23,922
1,400	SL Green Realty Corp.	97,580
4,200	St. Joe Co. (The)	341,838

		2,250,504

Retail 0.2%
1,300	7-Eleven, Inc.(a)	44,005
4,600	CSK Auto Corp.(a)	86,066
1,600	Design Within Reach, Inc.(a)	29,840
50	Golf Galaxy, Inc.(a)	931
1,450	Guitar Center, Inc.(a)	93,663
1,880	Jos. A. Bank Clothiers, Inc.(a)	85,916
2,740	Tuesday Morning Corp.	96,749

		437,170

See Notes to Financial Statements.

26	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

Road & Rail 0.4%
2,623	Burlington Northern Santa Fe Corp.	$142,298
3,900	CSX Corp.	177,606
5,100	Norfolk Southern Corp.	189,771
2,625	Old Dominion Freight Line, Inc.(a)	86,940
3,040	Union Pacific Corp.	213,742

		810,357

Savings & Loans
900	Hudson City Bancorp, Inc.	10,647

Semiconductors & Semiconductor Equipment 0.7%
8,300	Advanced Micro Devices, Inc.(a)	166,664
900	Analog Devices, Inc.	35,280
1,175	ATMI, Inc.(a)	37,400
6,100	Freescale Semiconductor, Inc.(a)	157,075
21,000	Intel Corp.	569,939
3,240	Microsemi Corp.(a)	69,174
6,280	O2Micro International Ltd.(a)	107,765
2,090	Sirf Technology Holdings, Inc.(a)	45,667
600	Teradyne, Inc.(a)	9,318
7,800	Texas Instruments, Inc.	247,728
3,880	Ultratech Stepper, Inc.(a)	84,623
5,270	Volterra Semiconductor Corp.(a)	61,185

		1,591,818

Software 1.5%
4,900	Autodesk, Inc.	167,531
15,600	BMC Software, Inc.(a)	297,804
5,170	Bottomline Technologies, Inc.(a)	81,376
1,100	Cadence Design System, Inc.(a)	17,699
33,900	Computer Associates International, Inc.	930,555
5,750	Epicor Software Corp.(a)	85,273
3,300	Global Payments, Inc.	218,592
5,600	Mcafee, Inc.(a)	175,840
5,140	Merge Technologies, Inc.(a)	100,641
20,000	Microsoft Corp.	512,200
4,100	Oracle Corp.(a)	55,678
2,900	Pixar, Inc.(a)	124,729
1,100	Reynolds & Reynolds Co. (Class A Shares)	30,778
4,330	Sonic Solutions(a)	83,136
2,000	Symantec Corp.(a)	43,940

See Notes to Financial Statements.

Strategic Partners Conservative Allocation Fund	27

Portfolio of Investments

as of July 31, 2005 Cont’d.

Shares	Description	Value (Note 1)

14,070	Synplicity, Inc.(a)	$92,651
1,200	Ultimate Software Group, Inc.(a)	21,960
4,520	Witness Systems, Inc.(a)	88,185

		3,128,568

Specialty Retail 0.7%
100	Abercrombie & Fitch Co.	7,205
2,700	Best Buy Co., Inc.	206,820
2,800	Chico’s FAS, Inc.(a)	112,308
8,700	Circuit City Stores, Inc.	158,775
2,300	Home Depot, Inc.	100,073
9,235	Lowe’s Cos., Inc.	611,541
100	Ross Stores, Inc.	2,650
1,750	Staples, Inc.(a)	39,848
3,800	Stein Mart, Inc.(a)	86,222
3,100	The Men’s Wearhouse, Inc.(a)	111,476
1,475	United Auto Group, Inc.	52,141
1,625	West Marine, Inc,(a)	32,598
1,175	Zale Corp.(a)	39,950

		1,561,607

Telecommunications 0.1%
3,300	Comverse Technology, Inc.(a)	83,457
1,000	MCI, Inc.(a)	25,520
19,021	Netia SA (Poland)(a)	25,460

		134,437

Textiles, Apparel & Luxury Goods 0.3%
6,200	Coach, Inc.(a)	217,682
8,300	Jones Apparel Group, Inc.	253,731
1,500	Nike, Inc. (Class B shares)	125,700

		597,113

Thrifts & Mortgage Finance 0.8%
3,150	Astoria Financial Corp.	88,011
13,300	Countrywide Financial Corp.	478,800
9,900	Freddie Mac	626,472
11,600	Washington Mutual, Inc.	492,768

		1,686,051

Tobacco 0.6%
20,600	Altria Group, Inc.	1,379,376

See Notes to Financial Statements.

28	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

Transportation 0.1%
650	AMERCO(a)	$37,596
1,750	Arlington Tankers Ltd. (Bermuda)	40,583
1,700	Genesee & Wyoming, Inc. (Class A Shares)	51,459
1,200	Laidlaw International, Inc.	30,840
525	Landstar System, Inc.	17,493
6,360	Vitran Corp., Inc. (Canada) (Class A shares)(a)	111,300

		289,271

Wireless Telecommunication Services 0.1%
7,800	American Tower Corp. (Class A shares)(a)	179,244
3,000	Nextel Communications, Inc. (Class A shares)(a)	104,400

		283,644

	Total common stock	84,201,243

PREFERRED STOCK

Telecommunications
350	McLeodUSA, Inc., 2.50%	88

Moody’s Rating (Unaudited)	Principal Amount (000)	Description
CORPORATE BONDS 14.8%

Aerospace/Defense 0.4%
B2	$75	Alliant Techsystems, Inc., Sr. Sub. Notes, 8.50%, 5/15/11	79,500
Caa2	105	BE Aerospace, Inc., Sr. Sub. Notes, 8.875%, 5/1/11	112,088
B1	125	Esterline Technologies, Sr. Sub. Notes, 7.75%, 6/15/13	133,124
Caa1	50	K&F Acquisition, Inc., Gtd. Notes, 7.75%, 11/15/14	51,250
Ba3	125	L-3 Communication Co., Sr. Sub. Notes, 144A 6.375%, 10/15/15	126,563
Ba3	100	L-3 Communications Corp., Sr. Sub. Notes, 7.625%, 6/15/12	107,000
B1	100	Sequa Corp., Sr. Notes, 8.875%, 4/1/08	108,250

See Notes to Financial Statements.

Strategic Partners Conservative Allocation Fund	29

Portfolio of Investments

as of July 31, 2005 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Caa1	$25	Standard Aero, Inc. Sr. Sub. Notes, 8.25%, 9/1/14	$26,375
B3	50	TD Funding Corp., Gtd. Notes, 8.375%, 7/15/11	53,250

			797,400

Airlines 0.1%
Caa2	150	AMR Corp., Notes, MTN 10.55%, 3/12/21	97,500
Ba2	44	Continental Airlines, Inc., Notes, 7.57%, 3/15/20	37,132
Ba2	39	Continental Airlines, Inc., Ser. 981B, 6.75%, 3/15/17	31,370
Ca	50	Delta Air Lines, Inc., Notes, 8.30%, 12/15/29	11,250

			177,252

Automotive 1.0%
A3	700	DaimlerChrysler NA Holding Corp., Gtd. Notes, FRN, 3.61%, 3/7/07(e)	697,946
A3	200	DaimlerChrysler NA Holding Corp., Notes, FRN, MTN 3.89%, 5/24/06(e)	200,583
A3	100	DaimlerChrysler NA Holding Corp., Notes, FRN, MTN, 4.23%, 8/8/06(e)	100,721
Baa1	1,062	General Motors Acceptance Corp., Notes, 6.88%, 9/15/11	1,024,953
Baa1	62	8.00%, 11/1/31	60,140

			2,084,343

Automotive Parts 0.2%
Caa1	62	Affinia Group, Inc., Gtd. Notes, 144A, 9.00%, 11/30/14	49,600
Ca1	125	Delco Remy International, Inc., Sr. Sub. Notes, 9.375%, 4/15/12	96,875
B3	125	Goodyear Tire & Rubber Co. (The), Notes, 7.857%, 8/15/11	126,250

See Notes to Financial Statements.

30	Visit our website at www.strategicpartners.com

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Ba3	$125	Navistar International Corp., Sr. Notes, 144A, 6.25%, 3/1/12	$123,125
B3	50	Tenneco Automotive, Inc., Gtd. Notes, 8.625%, 11/15/14	52,250
Ba3	59	TRW Automotive, Inc., Sr. Notes, 9.375%, 2/15/13	66,080

			514,180

Banking 0.2%
AA2	400	HSBC Bank, Sr. Notes, FRN 3.51%, 9/21/07(e)	400,106

Building Materials & Construction 0.3%
Ba1	100	D.R. Horton, Inc., Sr. Notes, 7.875%, 8/15/11	112,025
Caa1	62	Goodman Global Holding Co., Inc., Sr. Sub. Notes, 7.875%, 12/15/12	59,520
B3	25	Goodman Global Holding Co., Inc. Sr. Notes, FRN 6.41%, 6/15/12(e)	25,125
B3	125	Grohe Holding GmbH, (Germany) Gtd. Notes, 8.625%, 10/1/14	145,113
Ba2	25	K Hovnanian Enterprises, Inc., Gtd. Notes, 6.25%, 1/15/15	25,000
Ba2	65	KB Home, Sr. Sub. Notes, 8.625%, 12/15/08	70,828
B1	125	Legrand Holding SA, (France), Sr. Unsub. Notes, 10.50%, 2/15/13	143,750
Caa1	125	THL Buildco, Inc., Sr. Sub. Notes, 8.50%, 9/1/14	121,718

			703,079

Cable 0.3%
Ca	50	Callahan Nordrhein Westfalen (Germany), Sr. Disc. Notes, Zero Coupon (until 7/15/05), 16.00%, 7/15/10(b)(f)	4,500

See Notes to Financial Statements.

Strategic Partners Conservative Allocation Fund	31

Portfolio of Investments

as of July 31, 2005 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Ca	$420	Charter Communications Holdings LLC, Sr. Disc. Notes, Zero Coupon (until 5/15/06), 11.75%, 5/15/11(f)	$302,399
Caa1	100	Charter Communications Holdings LLC, Sr. Notes, 10.25%, 9/15/10	103,250
Ca	25	10.00%, 5/15/11	19,563
		CSC Holdings, Inc., Sr. Notes,
B1	30	7.875%, 12/15/07	31,013
B1	50	7.25%, 7/15/08	50,625
B1	50	6.75%, 4/15/12	48,375
B1	25	CSC Holdings, Inc., Sr. Notes, Series B, 7.625%, 4/1/11	25,188
B2	60	Kabel Deutschland GmbH, (Germany), Sr. Notes, 10.625%, 7/1/14	66,300

			651,213

Capital Goods 0.2%
A3	500	Clorox Co., Sr. Notes, 3.53%, 12/14/07(f) FRN	500,663

Capital Goods - Others 0.1%
Caa1	62	Mueller Group, Inc., Sr. Sub. Notes, 10.00%, 5/1/12	66,340
B3	100	Rexnord Corp., Gtd. Notes, 10.125%, 12/15/12	109,500
B3	90	Terex Corp., Gtd. Notes, 10.375%, 4/1/11	97,200
B3	20	Terex Corp., Sr. Sub. Notes, 9.25%, 7/15/11	21,750

			294,790

Chemicals 0.9%
B3	50	Borden US Finance Corp./Nova Scotia Finance, Sec’d Notes, 9.00%, 7/15/14	51,688
Caa2	125	Crystal US Holdings LLC, Sr. Discount Notes, (Zero Coupon until 10/1/09) 10.50%, 10/1/14	90,000

See Notes to Financial Statements.

32	Visit our website at www.strategicpartners.com

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

B2	$105	Equistar Chemicals L.P., Gtd. Notes, 10.125%, 9/1/08	$115,500
Ba1	150	Hercules, Inc., Debs. Notes, 6.60%, 8/1/27	154,874
NR	125	Huntsman Advanced Materials LLC, Sec’d. Notes, 11.00%, 7/15/10	142,188
B2	125	Huntsman International LLC, Gtd. Notes, 9.875%, 3/1/09	133,594
B3	14	10.125%, 7/1/09	14,455
B1	125	IMC Global, Inc., Debs., 6.875%, 7/15/07	126,563
Ba3	90	IMC Global, Inc., Gtd. Notes, 11.25%, 6/1/11	99,450
B1	75	ISP Chemco, Inc., Gtd. Notes, 10.25%, 7/1/11	81,563
B1	125	KRATON Polymers LLC/Capital Corp., Sr. Sub Notes, 144A, 8.125%, 1/15/14	122,500
B1	75	Lyondell Chemical Co., Gtd. Notes, 9.50%, 12/15/08	79,594
B1	25	Lyondell Chemical Co., Sec’d Notes, 11.125%, 7/15/12	28,344
B3	75	PQ Corp., Gtd. Notes, 144A, 7.50%, 2/15/13	75,000
B3	200	Rhodia SA, (France) Sr. Notes, 10.25%, 6/1/10	215,499
Caa1	75	Rhodia SA, Sr. Sub. Notes, 8.875%, 6/1/11	72,750
B3	125	Rockwood Specialties Group, Gtd. Notes, 7.625%, 11/15/14	153,829
B3	125	Rockwood Specialties Group, Sr. Sub. Notes, 10.625%, 5/15/11	138,438

			1,895,829

Conglomerates 0.1%
Caa1	75	Blount, Inc., Sr. Sub. Notes, 8.875%, 8/1/12	81,750

See Notes to Financial Statements.

Strategic Partners Conservative Allocation Fund	33

Portfolio of Investments

as of July 31, 2005 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

B3	$40	Invensys PLC (United Kingdom), Sr. Notes, 9.875%, 3/15/11	$39,400
B2	100	The Manitowoc Co., Inc., Sr. Sub. Notes, 10.50%, 8/1/12	113,000

			234,150

Consumer Cyclical - Services 0.1%
Caa3	35	Great Lakes Dredge & Dock Corp., Sr. Sub. Notes, 7.75%, 12/15/13	29,925
Caa1	75	Iron Mountain, Inc., Gtd. Notes, 8.625%, 4/1/13	78,750
B1	25	United Rentals of North America, Inc., Gtd. Notes, 6.50%, 2/15/12	24,313
B2	50	United Rentals of North America, Inc., Sr. Sub. Notes, 7.75%, 11/15/13	48,750

			181,738

Consumer Products 0.2%
B3	75	Johnson Diversified Holdings, Inc., Zero Coupon (until 5/15/07), 10.67%, 5/15/13(f)	53,625
B2	75	Johnson Diversified, Inc., Gtd. Notes, 9.625%, 5/15/12	76,688
Caa2	125	Playtex Products, Inc., Gtd. Notes, 9.375%, 6/1/11	132,500
B3	125	Spectrum Brand, Inc., Gtd. Notes, 7.375%, 2/1/15	123,438

			386,251

Electric 1.1%
B1	195	AES Corp., Sr. Notes, 9.375%, 9/15/10	221,324
Ba1	130	AES Eastern Energy LP, 9.00%, 1/2/17	151,905
B2	30	Allegheny Energy Supply, Notes, 8.25%, 4/15/12	33,750

See Notes to Financial Statements.

34	Visit our website at www.strategicpartners.com

Moody’s Rating (Unaudited)	Principal Amount (000)		Description	Value (Note 1)

		$190	Calpine Corp., Sec’d. Notes, 8.75%, 7/15/13	$141,550
B1		115	CMS Energy Corp., Sr. Notes, 7.50%, 1/15/09	121,038
B3		50	8.50%, 4/15/11	56,188
B3		60	Dynegy Holdings, Inc., Sec’d Notes, 9.875%, 7/15/10	66,300
B3		95	Dynegy Holdings, Inc., Sec’d. Notes, 10.125%, 7/15/13	108,300
B1		75	Edison Mission Energy, Sr. Notes, 7.73%, 6/15/09	79,125
Ba2		72	Homer City Funding LLC, Gtd. Notes, 8.14%, 10/1/19	81,000
B1		30	Midwest Generation LLC, 8.30%, 7/2/09	31,950
B1		57	8.56%, 1/2/16	63,156
B1		125	8.75%, 5/1/34	140,000
B2		35	Mission Energy Holdings, Sec’d. Notes, 13.50%, 7/15/08	41,825
Ba2		60	Nevada Power Co., 6.50%, 4/15/12	63,300
Ba2		5	Nevada Power Co., Notes, 10.875%, 10/15/09	5,613
NR	GBP	7	NoteCo Ltd., (United Kingdom), FRN, 6.67%, 6/30/25(e)	14,394
B1		$135	NRG Energy, Inc., Sec’d. Notes 8.00%, 12/15/13	144,450
B2		50	Orion Power Holdings, Inc., Sr. Notes, 12.00%, 5/1/10	60,000
Ba1		300	PPL Capital Funding Trust, Gtd. Notes, 7.29%, 5/18/06	305,726
B1		66	Reliant Energy-Mid Atlantic Power Holdings LLC, Ser. B, 9.24%, 7/2/17	73,921
B1		125	Reliant Resources, Inc., Sec’d. Notes, 9.50%, 7/15/13	139,063
B2		40	Sierra Pacific Resouces, Sr. Notes, 8.625%, 3/15/14	44,300
B1		150	Texas Genco LLC, Sr. Notes, 6.875%, 12/15/14	157,500
Baa2		95	TXU Energy Co. LLC, Sr. Notes, FRN 4.36%, 1/17/06	94,971

				2,440,649

See Notes to Financial Statements.

Strategic Partners Conservative Allocation Fund	35

Portfolio of Investments

as of July 31, 2005 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Energy 0.2%
Ba3	$50	Arch Western Finance LLC, Sr. Notes, 6.75%, 7/1/13	$51,375
Ba3	150	Chesapeake Energy Corp., Sr. Notes, 6.375%, 6/15/15	154,125
Ba3	125	6.875%, 1/15/16	129,688
B1	50	Foundation PA Coal Co. Notes, 7.25%, 8/1/14	52,875
B1	50	Inergy LP, Sr. Notes, 6.875%, 12/15/14	49,000

			437,063

Energy - Other 0.5%
B2	25	Encore Acquisition Co., Sr. Sub. Notes, 6.25%, 4/15/14	25,000
Ba3	30	Forest Oil Corp., Sr. Notes, 8.00%, 12/15/11	33,000
B3	75	Hanover Compressor Co., Sr. Notes, 8.625%, 12/15/10	79,125
B2	50	Hanover Equipment Trust, Sec’d. Notes, 8.75%, 9/1/11	53,375
B2	8	Magnum Hunter Resources, Inc., Gtd. Notes, 9.60%, 3/15/12	8,880
Ba3	50	Newfield Exploration Co., Sr. Sub. Notes, 8.375%, 8/15/12	54,500
B2	100	Parker Drilling Co., Sr. Notes, 9.625%, 10/1/13	113,499
Baa1	250	Pemex Project Funding Master Trust, 9.25%, 3/30/18	318,749
Ba3	75	Premcor Refining Group, Gtd. Notes, 6.75%, 5/1/14	79,875
Ba3	25	Premcor Refining Group, Sr. Notes, 6.75%, 2/1/11	26,813
B2	50	Premcor Refining Group, Sr. Sub. Notes, 7.75%, 2/1/12	54,125
Ba2	25	Pride International, Inc., Sr. Notes, 7.375%, 7/15/14	27,438
B2	105	Stone Energy Corp., Sr. Sub. Notes, 8.25%, 12/15/11	111,038

See Notes to Financial Statements.

36	Visit our website at www.strategicpartners.com

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Ba3	$50	Vintage Petrolium, Inc., Sr. Notes, 8.25%, 5/1/12	$54,188
B1	25	Vintage Petrolium, Inc., Sr. Sub. Notes, 7.875%, 5/15/11	26,313

			1,065,918

Entertainment
B3	50	Universal City Florida Holding Co., Sr. Notes, 8.375%, 5/1/10	52,500

Environmental 0.1%
B2	220	Allied Waste of North America, Inc., Sr. Notes, 8.50%, 12/1/08	231,824
B2	25	7.875%, 4/15/13	26,000

			257,824

Food 0.3%
B3	8	Agrilink Foods, Inc., Sr. Sub. Notes, 11.875%, 11/1/08	8,240
B2	125	Del Monte Corp., Sr. Sub. Notes, 6.75%, 2/15/15	128,438
B2	38	Dole Foods Co., Sr. Notes, 8.625%, 5/1/09	40,850
B2	18	8.875%, 3/15/11	19,305
B2	125	Landry’s Restaurants, Inc., Gtd. Notes, 7.50%, 12/15/14	123,593
Ba2	80	Smithfield Foods, Inc., Sr. Notes, 8.00%, 10/15/09	86,400
B3	125	United Biscuits Finance PLC, (United Kingdom) Gtd. Notes, 10.625%, 4/15/11	162,543

			569,369

Gaming 0.8%
B1	75	Argosy Gaming Co., Sr. Sub. Notes, 7.00%, 1/15/14	82,594
B1	175	Boyd Gaming Corp., Sr. Sub. Notes, 8.75%, 4/15/12	189,875

See Notes to Financial Statements.

Strategic Partners Conservative Allocation Fund	37

Portfolio of Investments

as of July 31, 2005 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

B2	$62	Codere Fin Lux, (Luxembourg) 144A 8.25%, 6/15/15	$77,803
B2	50	Isle of Capri Casinos, Inc., Sr. Sub. Notes, 7.00%, 3/1/14	50,375
B2	55	Kerzner International, Ltd., Gtd. Notes, 8.875%, 8/15/11	58,850
Ba2	250	MGM Mirage, Inc. Notes, 6.00%, 10/1/09	250,624
Ba2	130	MGM Mirage, Inc., Gtd. Notes, 9.75%, 6/1/07	140,238
Ba2	125	MGM Mirage, Sr. Notes, 6.625%, 7/15/15	126,563
Ba3	100	Mohegan Tribal Gaming Authority, Sr. Sub. Notes, 8.00%, 4/1/12	106,875
Ba2	20	Park Place Entertainment Corp., Sr. Notes, 9.375%, 2/15/07	21,250
Ba2	20	8.875%, 9/15/08	22,250
Baa3	130	7.50%, 9/1/09	141,548
Ba2	35	8.125%, 5/15/11	39,944
B3	25	Penn National Gaming, Inc., Sr. Sub Notes, 144A, 6.75%, 3/1/15	25,156
B1	62	Seneca Gaming Corp., Sr. Notes, 144A 7.25%, 5/1/12	64,325
Ba3	90	Station Casinos, Inc., Sr. Notes, 6.00%, 4/1/12	90,900
B1	125	Station Casinos, Inc., Sr. Sub. Notes, 6.875%, 3/1/16	128,750
B2	75	Wynn Las Vegas LLC, Notes, 6.625%, 12/1/14	73,031

			1,690,951

Health Care & Pharmaceuticals 1.1%
B3	25	Alliance Imaging Inc., Sr. Sub. Notes, 7.25%, 12/15/12	23,875
B2	125	Biovail Corp., Sr. Sub. Notes, (Canada) 7.875%, 4/1/10	129,063

See Notes to Financial Statements.

38	Visit our website at www.strategicpartners.com

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

B3	$75	Concentra Operating Corp., 9.50%, 8/15/10	$79,875
B3	125	9.125%, 6/1/12	132,500
Ba1	45	Coventry Health Care, Inc., Sr. Notes, 8.125%, 2/15/12	48,150
B3	25	Elan Finance PLC, Sr. Notes, 7.75%, 11/15/11	21,750
Ba2	180	HCA, Inc., Debs., 7.50%, 12/15/23	186,850
Ba2	60	HCA, Inc., Notes, MTN 9.00%, 12/15/14	70,930
NR	75	Healthsouth Corp., Notes, 7.625%, 6/1/12	73,500
NR	150	Healthsouth Corp., Sr. Notes, 8.50%, 2/1/08	151,874
B3	40	IASIS Healthcare LLC, Sr. Sub. Notes, 8.75%, 6/15/14	43,550
B3	131	Magellan Health Services, Inc., Sr, Notes, 9.375%, 11/15/08	139,116
Caa1	65	Medical Device Manufacturing, Inc., Gtd. Notes, Ser. B, 10.00%, 7/15/12	69,875
Caa1	125	Medquest, Inc., Sr. Sub. Notes, 11.875%, 8/15/12	121,875
	62	Mylan Laboratories Inc., Sr. Notes, 6.375%, 8/15/15	62,155
Ba3	40	NeighborCare, Inc., Sr. Sub. Notes, 6.875%, 11/15/13	43,600
B1	50	Omega Healthcare Investors, Inc., Notes, 6.95%, 8/1/07	50,500
B1	25	7.00%, 4/1/14	25,375
B2	100	Resources-Care, Inc., Sr. Notes, 10.625%, 11/15/08	106,750
B3	50	Select Medical Corp., Gtd, Notes, 7.625%, 2/1/15	49,375
Ba2	60	Senior Housing Properties Trust, Sr. Notes, 8.625%, 1/15/12	67,350
B3	50	Tenet Healthcare Corp., Sr. Notes, 6.375%, 12/1/11	47,500
B3	35	6.50%, 6/1/12	33,338

See Notes to Financial Statements.

Strategic Partners Conservative Allocation Fund	39

Portfolio of Investments

as of July 31, 2005 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

B3	$50	9.25%, 2/1/15	$51,500
Caa1	75	Vanguard Health Holding Co., Sr. Sub. Notes, 9.00%, 10/1/14	81,563
Ba3	40	Ventas Realty LP, Gtd. Notes, 8.75%, 5/1/09	44,000
Ba3	110	Ventas Realty LP, Sr. Notes, 9.00%, 5/1/12	127,600
Caa1	125	VWR International, Inc., Sr. Sub Notes, 8.00%, 4/15/14	120,313
Caa1	100	Warner Chilcott Corp., Sr. Sub. Notes, 8.75%, 2/1/15	98,750

			2,302,452

Lodging 0.4%
B1	75	FelCor Lodging LP, Gtd. Notes, 9.00%, 6/1/11	82,875
B1	50	FelCor Suites LP, Gtd. Notes, 7.625%, 10/1/07	51,938
Ba3	14	HMH Properties, Inc., Sr. Notes, Ser. B, 7.875%, 8/1/08	14,210
Ba3	125	Host Marriott LP, Sr. Notes, 9.50%, 1/15/07	132,031
Ba3	40	7.125%, 11/1/13	41,750
Ba3	75	Host Marriott LP, Sr. Notes, Ser. M, 7.00%, 8/15/12	77,719
B2	25	John Q Hammons Hotels LP, 8.875%, 5/15/12	27,406
Ba1	125	Royal Caribbean Cruises Ltd. (Liberia), Sr. Notes, 8.00%, 5/15/10	137,500
Ba1	125	Starwood Hotels & Resorts Worldwide, Inc., Notes, 7.875%, 5/1/12	140,000
Ba1	175	7.375%, 11/15/15	194,250

			899,679

Media - Broadcasting & Radio 0.1%
B2	125	Emmis Operating Co., Sr. Sub. Notes, 6.875%, 5/15/12	125,000

See Notes to Financial Statements.

40	Visit our website at www.strategicpartners.com

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Media - Non Cable 0.2%
Ba2	$43	DirecTV Holdings LLC, Sr. Notes, 8.375%, 3/15/13	$47,676
NR	125	Echostar DBS Corp., Gtd. Notes, 6.625%, 10/1/14	124,063
B1	125	Intelsat Bermuda, Sr. Notes, 8.25%, 1/15/13	130,625
B2	125	PanAmSat Corp., Gtd. Notes, 9.00%, 8/15/14	138,124

			440,488

Media & Entertainment 0.2%
B2	100	AMC Entertainment, Inc., Gtd. Notes, 8.625%, 8/15/12	103,750
B1	75	Intrawest Corp., Sr. Notes, 7.50%, 10/15/13	77,250
Caa1	45	Six Flags, Inc., Sr. Notes, 9.625%, 6/1/14	43,706
Ba3	150	Sun Media Corp. (Canada), Gtd. Notes, 7.625%, 2/15/13	157,874
B3	125	Warner Music Group, Sr. Sub. Notes, 7.375%, 4/15/14	129,063

			511,643

Media Broadcast Towers
B3	125	American Tower Corp., Sr. Notes, 7.50%, 5/1/12	132,499

Metals 0.4%
B1	100	AK Steel Corp., Gtd. Notes, 7.875%, 2/15/09	96,500
B1	50	7.75%, 6/15/12	46,500
B3	125	Ispat Inland ULC, Sec’d. Notes, 9.75%, 4/1/14	147,499
NR	62	Klockner Invest 144A 10.50%, 5/15/15	77,990
B1	125	Novelis Inc., (Canada) Sr. Notes, 7.25%, 2/15/15	127,813
Caa1	45	OM Group, Inc., Gtd. Notes, 9.25%, 12/15/11	45,900

See Notes to Financial Statements.

Strategic Partners Conservative Allocation Fund	41

Portfolio of Investments

as of July 31, 2005 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)		Description	Value (Note 1)

B1		$55	Oregon Steel Mills, Inc., Gtd. Notes, 10.00%, 7/15/09	$59,675
Ba3		100	Russel Metals, Inc., (Canada), Sr. Notes, 6.375%, 3/1/14	96,000
B2		40	Ryerson Tull, Inc., Sr. Notes, 8.25%, 12/15/11	38,300
Ba2		89	United States Steel LLC, Sr. Notes, 10.75%, 8/1/08	100,014

				836,191

Non Captive Finance 0.9%
A2		400	Ford Motor Credit Co., Sr. Notes, 7.25%, 10/25/11	393,686
Aaa	JPY	67,000	General Electric Capital Corp., (Japan) Sr. Notes, 1.40%, 11/2/06	605,836
Aaa	JPY	8,000	General Electric Capital Corp., (Japan) Sr. Unsub. Notes, 0.10%, 12/20/05	71,158
Baa1		$500	Petroleum Export Ltd., Sr. Notes, 144A (Cayman Islands) 5.265%, 6/15/11	498,780
Caa1		250	Ray Acquisition SCA, (France) Sr. Notes, 144A, 9.375%, 3/16/15	303,111

				1,872,571

Packaging 0.5%
B1		100	Crown Euro Holdings SA (France), Sec’d. Notes, 9.50%, 3/1/11	110,000
Caa1		62	Graham Packaging Co., Inc., Sr. Notes, 8.50%, 10/15/12	64,170
Caa2		200	9.875%, 10/15/14	206,000
B3		125	Graphic Packaging International Corp., Sr. Sub. Notes, 9.50%, 8/15/13	128,125
B1		175	Greif Brothers Corp., Sr. Sub. Notes, 8.875%, 8/1/12	189,875
B2		100	Impress Group BV, (Netherlands) Sr. Notes, 10.50%, 5/25/07	128,822

See Notes to Financial Statements.

42	Visit our website at www.strategicpartners.com

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

B1	$180	Owens-Brockway Glass Containers, Sec’d. Notes, 8.75%, 11/15/12	$196,425

			1,023,417

Paper 0.4%
Ba3	125	Abitibi-Consolidated Inc. CDA, Notes, 5.25%, 6/20/08	120,624
B2	125	Ainsworth Lumber Co. Ltd., Gtd. Notes, (Canada) 7.25%, 10/1/12	119,688
B2	85	Ainsworth Lumber Co. Ltd., Sr. Notes, (Canada) 6.75%, 3/15/14	77,988
B2	50	Jefferson Smurfit Corp., Gtd. Notes, 8.25%, 10/1/12	50,375
B2	75	7.50%, 6/1/13	72,188
B2	100	Cellu Tissue Holdings Inc., Sec’d. Notes, 9.75%, 3/15/10	101,500
Ba3	75	Georgia-Pacific Corp., Notes, 7.50%, 5/15/06	76,500
Ba3	20	8.125%, 5/15/11	22,450
Ba3	75	8.875%, 5/15/31	93,750
Caa1	25	Mercer International, Inc., Sr. Notes, 9.25%, 2/15/13	20,938
B2	75	Millar Western Forest Products Ltd. (Canada), Sr. Notes, 7.75%, 11/15/13	71,250
B3	55	Tembec Industries, Inc. (Canada), Gtd. Notes, 7.75%, 3/15/12	42,213

			869,464

Pipelines & Other 0.7%
B3	210	EL Paso Corp., Gtd. Notes, 7.75%, 6/1/13	222,862
Caa1	125	EL Paso Corp., Notes, 7.875%, 6/15/12	131,250
Caa1	25	EL Paso Corp., Sr. Notes, 7.00%, 5/15/11	25,375

See Notes to Financial Statements.

Strategic Partners Conservative Allocation Fund	43

Portfolio of Investments

as of July 31, 2005 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Caa1	$125	El Paso Energy Corp., MTN, Sr. Notes, 7.80%, 8/1/31	$126,250
B1	125	EL Paso Natural Gas Co., Notes, 8.375%, 6/15/32	147,489
Ba2	50	Pacific Energy Partners LP, Sr. Notes, 7.125%, 6/15/14	52,875
B1	50	Southern Natural Gas, Notes, 8.875%, 3/15/10	54,559
B1	160	Tennessee Gas Pipeline, Debs., 7.00%, 3/15/27 - 10/15/28	166,662
B1	125	7.625%, 4/1/37	137,032
B3	40	TranMontaigne, Inc., Sr. Sub. Notes, 9.125%, 6/1/10	42,600
B1	125	Williams Companies, Inc., Sr. Notes, 7.625%, 7/15/19	142,500
B1	150	Williams Companies., Inc., Notes, 7.125%, 9/1/11	163,500
B1	45	8.125%, 3/15/12	51,750

			1,464,704

Publishing 0.7%
Caa3	30	American Color Graphics, Notes, 10.00%, 6/15/10	21,300
B2	100	CanWest Media, Inc. (Canada), Sr. Sub. Notes, 10.625%, 5/15/11	109,000
B2	107	Dex Media East LLC, Gtd. Notes, 12.125%, 11/15/12	127,598
B2	142	Dex Media West LLC, Sr. Sub. Notes, 9.875%, 8/15/13	161,879
B3	125	Houghton Mifflin Co., Sr. Sub. Notes, 9.875%, 2/1/13	136,250
B3	125	Lighthouse International Co. S.A., (Luxembourg) Sr. Notes, 8.00%, 4/30/14	157,239
B2	75	Medianews Group, Inc., Sr. Sub. Notes, 6.875%, 10/1/13	75,563
Ba3	125	Primedia, Inc., Gtd. Notes, 7.625%, 4/1/08	126,563
B3	50	8.875%, 5/15/11	52,688
B2	25	Primedia, Inc., Sr. Notes, FRN 8.64%, 5/15/10(e)	26,375

See Notes to Financial Statements.

44	Visit our website at www.strategicpartners.com

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

B2	$50	Quebecor Media, Inc. (Canada), Sr. Notes, 11.125%, 7/15/11	$55,500
B3	56	Vertis, Inc., Sec’d. Notes, 9.75%, 4/1/09	58,520
Caa1	55	10.875%, 6/15/09	53,350
Caa1	250	WDAC Subsidiary Corp., Sr. Notes, 8.50%, 12/1/14	293,259

			1,455,084

Retailers 0.1%
Ba2	15	AutoNation, Inc., Sr. Notes, 9.00%, 8/1/08	16,538
B1	75	Group 1 Automotive, Inc., Sr. Sub. Notes, 8.25%, 8/15/13	76,687
Ba2	25	Toys R Us, Inc., Notes, 7.625%, 8/1/11	22,563
Ba2	5	7.875%, 4/15/13	4,425

			120,213

Retailers - Food & Drug 0.1%
Ba2	25	Ahold Finance USA, Inc., Notes, 8.25%, 7/15/10	27,500
Ba1	65	Delhaize America, Inc., Gtd. Notes, 8.125%, 4/15/11	72,491
B2	25	Jean Coutu Group, Inc., (Canada) Sr. Notes, 7.625%, 8/1/12	26,000
B3	50	Jean Coutu Group, Inc., (Canada) Sr. Sub. Notes, 8.50%, 8/1/14	49,563

			175,554

Technology 0.4%
Ba2	75	Flextronics International Ltd., (Singapore) Sr. Sub. Notes, 6.25%, 11/15/14	74,250
Ba2	25	Freescale Semiconductor, Inc., Sr. Notes, 6.875%, 7/15/11	26,375
B3	25	Nortel Networks, Ltd. (Canada) Notes, 6.125%, 2/15/06	25,063

See Notes to Financial Statements.

Strategic Partners Conservative Allocation Fund	45

Portfolio of Investments

as of July 31, 2005 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Ba2	$95	Sanmina-SCI Corp., Sec’d. Notes, 10.375%, 1/15/10	$105,450
Ba2	125	Seagate Technology Holdings, Notes, 8.00%, 5/15/09	132,968
B3	125	Sunguard Data Systems, Sr. Unsecured Notes, 9.125%, 8/15/13	129,843
B3	200	UGS Corp., Gtd. Notes, 10.00%, 6/1/12	222,000
Ba1	75	Unisys Corp., Sr. Notes, 8.125%, 6/1/06	76,688
Ba2	75	Xerox Corp., Sr. Notes, 7.625%, 6/15/13	80,063

			872,700

Telecommunications 1.0%
Ba1	73	AT&T Corp., Sr. Notes, 9.05%, 11/15/11	83,311
B3	50	Cincinnati Bell, Inc., Sr. Sub. Notes, 8.375%, 1/15/14	51,500
Ba3	125	Citizens Communications Co., Notes, 9.25%, 5/15/11	139,687
Ba3	100	6.25%, 1/15/13	97,250
B1	50	Eircom Funding (Ireland), 8.25%, 8/15/13	53,500
B2	65	MCI, Inc., Sr. Notes, 6.91%, 5/1/07	65,813
B2	59	7.69%, 5/1/09	61,508
Caa2	125	Qwest Capital Funding, Inc., Gtd. Notes, 7.00%, 8/3/09	122,813
Caa2	100	7.25%, 2/15/11	96,750
Ba3	100	Qwest Corp., Sr. Notes, 7.875%, 9/1/11	104,250
Ba3	1,000	7.625%, 6/15/15	1,032,499
Caa1	287	Qwest Services Corp., Sec’d. Notes, 13.50%, 12/15/10	330,049

			2,238,930

Telecommunications - Cellular 0.3%
Caa1	50	Alamosa Delaware, Inc., Gtd. Notes, 11.00%, 7/31/10	57,000
Caa1	75	Alamosa Delaware, Inc., Sr. Notes, 8.50%, 1/31/12	81,188

See Notes to Financial Statements.

46	Visit our website at www.strategicpartners.com

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

B3	$100	Centennial Communications, Notes, 8.125%, 2/1/14	$107,250
B2	25	Dobson Cellular Systems, Sec’d. Notes, 8.44%, 11/1/11	26,063
Caa1	125	Dobson Communications, Corp., Sr. Notes, 8.875%, 10/1/13	124,688
Ba3	125	Nextel Communications, Inc., Sr. Notes, 5.95%, 3/15/14	129,219
Ba3	75	Rogers Wireless Communications, Inc., Sec’d. Notes, (Canada) 7.50%, 3/15/15	81,938
B2	75	Rogers Wireless Communications, Inc., Sr. Sub Notes, (Canada) 8.00%, 12/15/12	80,813
B2	25	US Unwired, Inc., Ser. B, Sec’d. Notes, FRN 7.66%, 6/15/10(e)	25,938

			714,097

Textile 0.1%
Caa3	80	Levi Strauss & Co., Sr. Notes, 12.25%, 12/15/12	89,800
Caa1	75	Propex Fabrics, Inc., Gtd. Notes, 10.00%, 12/1/12	72,375

			162,175

Tobacco
B2	62	Alliance One International, Inc., Notes, 11.00%, 5/15/12	64,015

Transportation 0.1%
B2	62	Progress Rail Services Corp., Sr. Notes, 7.75%, 4/1/12	63,395
Ba3	75	Stena AB, (Sweden), 7.50%, 11/1/13	75,656

			139,051

		Total corporate bonds	31,755,195

See Notes to Financial Statements.

Strategic Partners Conservative Allocation Fund	47

Portfolio of Investments

as of July 31, 2005 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

CONVERTIBLE BONDS

Conglomerates
Baa3	$10	Tyco International Group SA, Gtd. Notes, 3.125%, 1/15/23	$14,325

Technology
B3	20	Nortel Networks Corp., Gtd. Notes, 4.25%, 9/1/08	18,675

		Total convertible bonds	33,000

MORTGAGE-RELATED SECURITES 3.2%
AAA(d)	89	ACE Securities Corp., Ser. 2004, Class 2A, FRN, 3.57%, 4/25/34(e)	88,715
AAA(d)	900	American Express Credit Account Master Trust, Ser. 2000-5, FRN, 3.5281%, 4/15/08(e)	900,128
Aaa	474	Bear Stearns ARM Trust, Ser. 2005-4 23A2, FRN, 5.4485%, 5/25/35(e)	476,377
AAA(d)	1,000	Commercial Mortgage Securities, Series 2005-F10A, Class M0A1, FRN 3.5681%, 3/15/20(e)	999,780
	2,380	FHLMC Structured Pass Through Securities, 3.90%, 7/25/44	2,426,283
NR	47	Home Equity Mortgage Trust, Ser. 2004-4, Class A2 , FRN, 3.4644%, 12/25/34(e)	47,414
Aaa	60	Mellon Residential Funding Corp., FRN, Ser. 1999, Class A-3, 3.316%, 7/25/29(e)	60,236
Caa2	173	Quest Capital Funding, Inc., FRN, Gtd. Notes, 4.02%, 6/25/34(e)	173,575
NR	299	Vendee Mortgage Trust, FRN, Ser. 2000-1, Class 1A, 6.8113%, 1/15/30(e)	306,353
Aaa	24	Washington Mutual, Ser. 2002-S2, Class 3A-1, 6.00%, 3/25/17	24,287

See Notes to Financial Statements.

48	Visit our website at www.strategicpartners.com

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

AAA(d)	$1,443	Washington Mutual, Ser. 2003-R1, Class A1, FRN, 3.73%, 12/25/27(e)	$1,441,699

		Total mortgage-related securities	6,944,847
MUNICIPAL BONDS 1.9%
Aaa	400	Chicago Illinois, Project & Refunding, Ser. A, 5.00%, 1/1/41	429,360
Aa2	400	Florida St. Board of Education, 5.00%, 6/1/32	420,320
Aaa	200	Georgia State Auth. Rev., 5.00%, 3/1/21	212,292
Baa2	250	Golden State Tobacco Settlement Rev., 6.25%, 6/1/33	278,265
Baa2	100	6.75%, 6/1/39	114,930
Aaa	250	Massachusetts St. Water Resources Auth., Ser. J, 5.00%, 8/1/32	260,320
Baa2	250	New Jersey, Tobacco Settlement Financing Corp., 6.375%, 6/1/32	291,065
Baa2	300	6.00%, 6/1/37	327,648
Aa2	500	New York St. Dormitory Auth. Revs., 6.65%, 8/15/30	590,600
Aaa	400	San Antonio Water Rev., 5.00%, 5/15/25	418,452
Aaa	200	South Carolina St. Hwy., Ser. B, 5.00%, 4/1/17	215,104
AAA(d)	600	South Central Connecticut Regional Water Auth., Ser. B-1, 5.00%, 8/1/26	640,746

		Total municipal bonds	4,199,102

U.S. GOVERNMENT AND AGENCY SECURITIES 50.0%
	250	Federal Home Loan Mortgage Corp., 10.00%, 5/15/20	249,707
	321	6.00%, 9/1/22	329,963
	25	3.92%, 8/1/23(e)	25,333
	72	Federal National Mortgage Association, 6.50%, 9/1/05 - 1/1/16	75,496
	2,733	6.00%, 5/1/16 - 8/1/34	2,794,183

See Notes to Financial Statements.

Strategic Partners Conservative Allocation Fund	49

Portfolio of Investments

as of July 31, 2005 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

	$92	5.00%, 1/1/19	$92,161
	8,100	4.00%, 6/1/19 - 5/1/20	7,816,343
	44	8.00%, 8/25/22	46,558
	173	7.50%, 1/1/32	184,293
	78	4.50%, 8/1/33	75,343
	40,712	5.50%, 4/1/34 - 2/1/35	40,937,488
	488	3.50%, 7/25/35	486,857
	133	4.32%, 5/1/36(e)	134,698
	14	Government National Mortgage Association, 3.75%, 9/20/22(e)	14,266
	124	8.50%, 2/20/30 - 6/15/30	134,811
	74	4.50%, 8/15/33 - 9/15/33	72,155
	859	United States Inflation Index Bonds,(c) 3.375%, 1/15/07	881,949
	1,578	2.00%, 1/15/14	1,595,334
	713	1.625%, 1/15/15	696,795
	225	3.875%, 4/15/29	303,276
	2,350	United States Treasury Bonds,(c) 6.50%, 2/15/10 - 11/15/26	2,701,245
	400	12.00%, 8/15/13	489,328
	200	7.125%, 2/15/23	261,773
	700	6.25%, 8/15/23	844,074
	12,100	6.00%, 2/15/26	14,408,449
	1,100	United States Treasury Notes,(c) 3.125%, 1/31/07	1,086,336
	800	3.75%, 3/31/07	796,750
	2,350	4.00%, 6/15/09 - 2/15/14	2,329,594
	18,700	3.38%, 9/15/09	18,163,833
	700	3.375%, 10/15/09	679,191
	1,600	5.00%, 8/15/11	1,671,501
	1,400	4.875%, 2/15/12	1,456,218
	600	3.875%, 2/15/13	586,992
	2,300	4.25%, 8/15/13 - 11/15/14	2,297,851
	1,800	8.125%, 8/15/19	2,475,704
	600	United States Treasury Strip, Zero Coupon, 11/15/16 - 2/15/22	294,284

		Total U.S. government and agency securities	107,490,132

See Notes to Financial Statements.

50	Visit our website at www.strategicpartners.com

Moody’s Rating (Unaudited)	Principal Amount (000)		Description	Value (Note 1)

FOREIGN GOVERNMENT SECURITIES 2.6%
Aaa	EUR	600	Deutsche Bundesrepublik (Germany), 6.50%, 7/4/27	$1,032,487
AAA	EUR	300	France Government Bond OAT, 4.00%, 4/25/55	380,392
Ba1		$300	Government of Panama, 9.625%, 2/8/11	359,250
Aa2	JPY	3,000	Italy Government Bond, 3.80%, 3/27/08	29,189
B1		$55	Republic of Brazil, 10.00%, 8/7/11	62,150
B1		45	8.25%, 1/20/34	42,885
B1		860	11.00%, 8/17/40	1,011,360
B2		32	Republic of Brazil, FRN 4.25%, 4/15/06(e)	32,058
NR		1,150	Russian Government Bonds, (Step Coupon) 5.00%, 3/31/30	1,275,119
Aaa	GBP	200	United Kingdom Treasury Bond, 5.75%, 12/7/09	372,779
Aaa	GBP	600	4.75%, 6/7/10	1,078,698

			Total foreign government securities	5,676,367

	Units

WARRANTS(a)
166	Gentek, Inc. Warrant B, expiring 10/31/08	415
81	Gentek, Inc. Warrant C, expiring 10/31/10	203
776	McLeodUSA, Inc., expiring 4/16/07	4
300,000	United Mexican States, Ser. D, expiring 6/30/06	7,650
300,000	United Mexican States, Ser. E, expiring 6/30/07	7,200

	Total warrants	15,472

	Total long-term investments (cost $229,066,637)	240,315,446

See Notes to Financial Statements.

Strategic Partners Conservative Allocation Fund	51

Portfolio of Investments

as of July 31, 2005 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)		Description	Value (Note 1)

SHORT-TERM INVESTMENTS 5.8%

COMMERCIAL PAPER 0.1%
P-1		$200	Rabobank Corp. 3.27%, 8/2/05	$199,982

U.S. GOVERNMENT AND AGENCY SECURITY 0.1%
		165	United States Treasury Bill, 2.95%, 9/15/05	164,378

FOREIGN GOVERNMENT SECURITIES 3.6%
NR	EUR	600	Dutch Treasury Zero Coupon, 2.01%, 10/31/05	723,792
NR	EUR	3,000	Dutch Treasury, 2.00%, 9/30/05	3,625,276
NR	EUR	1,550	France Treasury Bill, 2.02%, 9/8/05	1,875,012
NR	EUR	1,300	German Treasury Bill, 2.00%, 10/19/05 - 11/16/05	1,567,771

			Total foreign government securities	7,791,851

	Shares

MUTUAL FUND 2.0%
		4,364,925	Dryden Core Investment Fund—Taxable Money Market Series; Note 3(g)	4,364,925

			Total short-term investments (cost $12,480,912)	12,521,136

	Contracts

OUTSTANDING OPTIONS PURCHASED

Put Options
		20	90 Day UK LIBOR Put 12/05 @ 94.375	220
		290	Euro Futures, expiring 12/19/05 @ 93.75	1,812
		48	Euro Futures, expiring 9/19/05 @ 94.75	600

				2,632

See Notes to Financial Statements.

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	Notional Amount (000)	Description	Value (Note 1)

SWAP OPTIONS

Call Options
	$500	Swap Option 3 month LIBOR, expiring 4/27/09 @ 5.75%	$65,985
Put Options
	500	Swap Option 3 month LIBOR, expiring 4/27/09 @ 6.25%	13,200

			79,185

		Total outstanding options purchased (cost $65,218)	81,817

		Total Investments, Before Outstanding Options Written and Securities Sold Short 117.6% (cost $241,612,767; Note 5)	252,918,399

OUTSTANDING OPTIONS/SWAP OPTIONS WRITTEN

	Contracts
Put Options
	(5)	90 Day GBP LIBOR, expiring 12/21/2005 @ 94.25	(55)

SWAP OPTIONS

	Notional Amount (000)
Call Options
	$(1,300)	Swap Option 3 month LIBOR, expiring 10/31/05 @ 4.00%	(638)
	(2,900)	Swap Option 3 month LIBOR, expiring 7/07/06 @ 4.00%	(13,818)
	(3,000)	Swap Option 3 month LIBOR, expiring 9/23/05 @ 4.00%	(253)

			(14,709)

See Notes to Financial Statements.

Strategic Partners Conservative Allocation Fund	53

Portfolio of Investments

as of July 31, 2005 Cont’d.

Notional Amount (000)	Description	Value (Note 1)
Put Options
$(1,300)	Swap Option 3 month LIBOR, expiring 10/31/05 @ 7.00%	$0
(2,900)	Swap Option 3 month LIBOR, expiring 7/03/06 @ 6.00%	(8,366)
(3,000)	Swap Option 3 month LIBOR, expiring 9/23/05 @ 7.00%	0

		(8,366)

		(23,075)

	Total outstanding options written (premiums received $(281,780))	(23,130)

Principal Amount (000)

INVESTMENTS SOLD SHORT (12.8)%
(6,500)	Federal National Mortgage Association, 5.50%, 8/1/31	(6,532,500)
(8,000)	United States Treasury Notes, 6.00%, 8/15/09 - 2/15/26	(9,416,631)
(7,800)	3.375%, 9/15/09	(7,576,358)
(300)	5.00%, 8/15/11	(313,406)
(3,800)	4.25%, 11/15/14	(3,788,570)

	Total securities sold short (proceeds $(27,891,130))	(27,627,465)

	Total Investments, Net of Outstanding Options Written and Securities Sold Short 104.7% (cost $213,439,857; Note 5)	225,267,804
	Other liabilities in excess of other assets(h) (4.7%)	(10,158,161)

	Net Assets 100%	$215,109,643

ADR—American Depositary Receipt.

EUR—Euro Dollar

FRN—Floating Rate Note

GBP—Great British Pounds.

JPY—Japanese Yen

MTN—Medium Term Note

The Fund’s current Prospectus contains a description of Moody’s and Standard and Poor’s rating.

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise note 144A securities are deemed to be liquid.

See Notes to Financial Statements.

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(a)	Non-income producing security.
(b)	Represents issuer in default on interest payments, non-income producing security.
(c)	Securities with an aggregate market value of $53,726,193 have been segregated with the custodian to cover margin requirements for futures contracts, forwards, swaps, short sells and written options open at July 31, 2005.
(d)	S&P rating
(e)	Floating rate note. The coupon is indexed to a floating interest rate, the rate shown is the rate at July 31, 2005.
(f)	The rate shown reflects the coupon after the step date.
(g)	Prudential Investments LLC, the manager of the Fund, also manages the Dryden Core Investment Fund—Taxable Money Market Series.
(h)	Other liabilities in excess of other assets includes net unrealized appreciation (depreciation) on futures contracts, foreign currency exchange contracts, interest rate and credit default swaps as follows:

Open future contracts outstanding at July 31, 2005:

Number of Contracts	Type	Expiration Date	Value at July 31, 2005	Value at Trade Date	Unrealized Appreciation (Depreciation)
	Long Positions
107	90 Day Euro	Dec. 2005	$25,609,113	$25,716,776	$(107,663)
17	90 Day Euro	Dec. 2006	4,058,750	4,081,487	(22,737)
16	90 Day Euro	Sep. 2005	3,841,000	3,842,000	(1,000)
10	2 yr. US T-Note	Sep. 2005	2,064,844	2,081,875	(17,031)
4	Euro-Bund	Sep. 2005	593,855	594,833	(978)

					$(149,409)

	Short Positions
76	5 yr. US T-Note	Sep. 2005	$8,147,438	$8,319,625	$172,187

Foreign currency exchange contracts outstanding at July 31, 2005:

Purchase Contracts	Value at Settlement Date Payable	Current Value	Unrealized (Depreciation)
Japanese Yen 177,099,000 Expiring 8/12//05	$1,586,646	$1,575,264	$(11,382)

Sale Contracts	Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Euros, 1,104,542 Expiring 8/12/05	$1,419,157	$1,339,196	$79,961
7,074,000 Expiring 8/25/05	8,604,319	8,576,833	27,486
Pound Sterling, 820,000 Expiring 8/30/05	1,442,897	1,441,201	1,696
23,000 Expiring 8/30/05	40,374	40,424	(50)

			$109,093

See Notes to Financial Statements.

Strategic Partners Conservative Allocation Fund	55

Portfolio of Investments

as of July 31, 2005 Cont’d.

Interest rate swap agreements outstanding at July 31, 2005:

Counterparty	Termination Date	Notional Amount (000)		Fixed Rate	Floating Rate	Unrealized Appreciation (Depreciation)
Goldman Sachs(2)	12/15/2007	USD	2,000	4.00%	3 Month LIBOR	$12,449
Goldman Sachs(2)	12/15/2007	USD	1,500	4.00%	3 Month LIBOR	(18,348)
Barclay’s Capital(1)	9/15/2010	GBP	1,100	5.00%	6 Month LIBOR	4,519
Goldman Sachs(2)	12/15/2010	USD	3,100	4.00%	3 Month LIBOR	(52,589)
Morgan Stanley & Co.(1)	12/15/2010	USD	1,100	4.00%	3 Month LIBOR	(16,245)
Barclay’s Capital(1)	12/15/2010	USD	1,600	4.00%	3 Month LIBOR	(27,256)
Goldman Sachs(2)	12/15/2012	USD	1,000	5.00%	3 Month LIBOR	12,330
Merrill Lynch & Co.(2)	12/15/2014	EUR	3,900	4.00%	6 Month LIBOR	(29,116)
Barclay’s Capital(1)	12/15/2014	EUR	500	4.00%	6 Month LIBOR	442
Bank of America Securities(2)	12/15/2015	USD	6,300	5.00%	3 Month LIBOR	194,895
Bank of America Securities(2)	12/15/2010	USD	2,300	4.00%	3 Month LIBOR	(39,091)
JP Morgan(2)	3/15/2032	EUR	1,100	6.00%	6 Month EBOR	114,167
JP Morgan(2)	6/18/2034	EUR	600	6.00%	6 Month LIBOR	93,955
Barclay’s Capital(1)	6/18/2034	GBP	500	5.00%	6 Month LIBOR	2,480

						$252,592

(1)	Fund pays the fixed rate and receives the floating rate.
(2)	Fund pays the floating rate and receives the fixed rate.

Credit default swap agreements outstanding at July 31, 2005:

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Underlying Bond	Unrealized Appreciation (Depreciation)
Morgan Stanley & Co. Inc.(1)	12/20/2008	200	0.26%	Allstate 6.125%, 2/15/12	$(962)
Merrill Lynch & Co.(1)	12/20/2008	100	0.32%	Ingersoll 6.48%, 6/1/25	(433)
Morgan Stanley & Co. Inc.(1)	12/20/2008	100	0.21%	Emerson 4.625%, 10/15/12	(103)
Barclay’s Bank PLC(1)	12/20/2008	200	0.16%	Eli Lilly 6.00%, 3/15/12	(507)
Bank of America Securities LLC(1)	12/20/2008	100	0.13%	E.I. Dupont 6.875%, 10/15/09	(113)
Bear Stearns & Co.(1)	12/20/2008	200	0.32%	Hewlett Packard 6.50%, 7/12/12	(784)
Lehman Brothers Inc.(1)	12/20/2008	200	0.11%	Johnson 3.80%, 5/15/13	(286)
Lehman Brothers Inc.(1)	12/20/2008	200	0.12%	Home Depot 5.375%, 4/01/06	(72)

See Notes to Financial Statements.

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Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Underlying Bond	Unrealized Appreciation (Depreciation)
Citigroup Global Partners Inc.(1)	12/20/2008	100	0.29%	Fedex 7.25%, 2/15/11	$(178)
Lehman Brothers Inc.(1)	12/20/2008	100	0.29%	Whirlpool 8.60%, 5/1/10	692
Citigroup Global Partners Inc.(1)	12/20/2008	200	0.28%	Eaton 5.75%, 7/15/12	(412)
Citigroup Global Partners Inc.(1)	12/20/2008	300	0.14%	Wal-Mart 6.875%, 8/10/09	(505)
UBS Warburg LLC(1)	12/20/2008	300	0.35%	AutoZone 5.875%, 10/15/12	788
Lehman Brothers Inc.(1)	12/20/2008	100	0.24%	Costco 5.50%, 3/15/07	(412)
Lehman Brothers Inc.(1)	12/20/2008	100	0.35%	Masco 5.875%, 7/15/12	(189)
Lehman Brothers Inc.(1)	12/20/2008	100	0.35%	RadioShack 7.375%, 5/15/11	1,078
Barclay’s Bank PLC(1)	12/20/2008	100	0.67%	Walt Disney 6.375%, 3/1/12	(1,609)
Lehman Brothers Inc.(1)	12/20/2008	100	0.48%	Northrop 7.1425%, 2/15/11	(1,101)
Lehman Brothers Inc.(1)	12/20/2008	100	0.53%	Lockheed 8.20%, 12/1/09	(1,317)
Lehman Brothers Inc.(1)	12/20/2008	100	0.97%	Goodrich 7.625%, 12/15/12	(2,042)
Lehman Brothers Inc.(1)	6/20/2009	500	0.40%	Peoples Republic of China 6.80%, 05/23/11	(3,396)
Merrill Lynch & Co.(2)	3/20/2007	400	0.61%	Russian Federation 5.00%, 03/31/30	1,862
Goldman Sachs(2)	6/20/2010	3,500	0.40%	Dow Jones CDX NA.IG.4	6,526
Bank of America Securities LLC(2)	6/20/2010	2,000	0.40%	Dow Jones CDX NA.IG.4	23,939
				Version 4
Barclay's Bank PLC(2)	6/20/2010	300	0.40%	Dow Jones CDX NA.IG	1,565
				Series 4
Bear Stearns & Co.(2)	6/20/2010	1,700	0.40%	Dow Jones CDX NA.IG.4	8,681
Credit Suisse First Boston(2)	9/7/2005	100	0.55%	Russian Federation 5.00%, 3/31/30	100

See Notes to Financial Statements.

Strategic Partners Conservative Allocation Fund	57

Portfolio of Investments

as of July 31, 2005 Cont’d.

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Underlying Bond	Unrealized Appreciation (Depreciation)
UBS Warburg LLC(2)	9/20/2006	100	1.80%	General Motors Accept. Corp. 6.875%, 8/28/12	$588
UBS Warburg LLC(2)	9/20/2006	200	1.71%	General Motors Accept. Corp. 6.875%, 8/28/12	914
Morgan Stanley & Co. Inc.(2)	9/20/2006	100	1.71%	General Motors Accept. Corp.	452
Morgan Stanley & Co. Inc.(2)	9/20/2006	100	1.75%	General Motors Accept. Corp.	510

					$33,274

(1)	Fund pays the fixed rate and receives from the counterparty par in the event that the underlying bond defaults.
(2)	Fund receives the fixed rate and pays the counterparty par in the event that the underlying bond defaults.

See Notes to Financial Statements.

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The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of July 31, 2005 were as follows:

US Government and Agency Securities	50.0%
Short Term Foreign Government	3.6
Mortgage Related Securities	3.2
Foreign Government Securities	2.6
Insurance	2.4
Health Care Providers & Services	2.0
Mutual Fund	2.0
Oil, Gas & Consumable Fuels	2.0
Municipal Bonds	1.9
Hotels, Restaurants & Leisure	1.8
Diversified Financial Services	1.6
Pharmaceuticals	1.6
Aerospace & Defense	1.5
Chemicals	1.5
Commercial Banks	1.5
Software	1.5
Household Durables	1.2
Commercial Services & Supplies	1.1
Electric	1.1
Health Care & Pharmaceuticals	1.1
Telecommunications	1.1
Automotive	1.0
Biotechnology	1.0
Electric Utilities	1.0
Industrial Conglomerates	1.0
Real Estate Investment Trust	1.0
Communication Equipment	0.9
Media	0.9
Non Captive Finance	0.9
Capital Markets	0.8
Gaming	0.8
Health Care Equipment & Supplies	0.8
Thrifts & Mortgage Finance	0.8
Computers & Peripherals	0.7
Food & Staples Retailing	0.7
Machinery	0.7
Pipelines & Other	0.7
Publishing	0.7
Semiconductors & Semiconductor Equipment	0.7
Specialty Retail	0.7
Household Products	0.6
IT Services	0.6
Tobacco	0.6
Consumer Finance	0.5
Diversified Telecommunication Services	0.5
Energy—Other	0.5
Food Products	0.5
Internet Software & Services	0.5
Packaging	0.5
Electronic Equipment & Instruments	0.4
Lodging	0.4
Metals	0.4
Paper	0.4
Road & Rail	0.4
Technology	0.4

See Notes to Financial Statements.

Strategic Partners Conservative Allocation Fund	59

Portfolio of Investments

as of July 31, 2005 Cont’d.

Air Freight & Logistics	0.3%
Auto Components	0.3
Banks	0.3
Building Materials & Construction	0.3
Cable	0.3
Energy Equipment & Services	0.3
Food	0.3
Independent Power Producers & Energy Traders	0.3
Metals & Mining	0.3
Multiline Retails	0.3
Multi-Utilities	0.3
Telecommunications—Cellular	0.3
Textiles, Apparel & Luxury Goods	0.3
Automotive Parts	0.2
Building Products	0.2
Capital Goods	0.2
Consumer Products	0.2
Energy	0.2
Exchange Traded Funds	0.2
Leisure Equipment & Products	0.2
Media—Non Cable	0.2
Media & Entertainment	0.2
Multi-Utilities & Unregulated Power	0.2
Paper & Forest Products	0.2
Retail	0.2
Transportation	0.2
Airlines	0.1
Apparel	0.1
Beverages	0.1
Building Construction	0.1
Capital Goods—Others	0.1
Commercial Paper	0.1
Conglomerates	0.1
Consumer Cyclical—Services	0.1
Environmental	0.1
Media—Broadcasting & Radio	0.1
Media Broadcast Towers	0.1
Personal Products	0.1
Retailers	0.1
Retailers—Food & Drug	0.1
Textile	0.1
Wireless Communication	0.1
Short Term U.S. Government and Agency	0.1
Automobiles	0.0
Distributors	0.0
Diversified Consumer Services	0.0
Diversified Manufacturing	0.0
Entertainment	0.0
Gas Utilities	0.0
Outstanding Options Purchased	0.0
Outstanding Options Written	0.0
Savings & Loans	0.0
Warrants	0.0
Investments Sold Short	(12.8)

104.7
Liabilities in excess of other assets	(4.7)

Net Assets	100.0%

See Notes to Financial Statements.

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ANNUAL REPORT

JULY 31, 2005

STRATEGIC PARTNERS

CONSERVATIVE ALLOCATION FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

as of July 31, 2005

ASSETS
Investments, at value:
Unaffiliated investments (cost $237,247,842)	$248,553,474
Affiliated investments (cost $4,364,925)	4,364,925
Cash	3,569,329
Foreign currency, at value (cost $134,686)	134,516
Receivable for investments sold	12,469,905
Interest and dividends receivable	1,641,946
Unrealized appreciation on swap agreements	482,932
Unrealized appreciation on forward foreign currency contracts	109,143
Premium paid for interest rate swaps	108,452
Receivable for Fund shares sold	110,650
Due from broker—variation margin	32,320
Prepaid expenses and other assets	5,083

Total assets	271,582,675

LIABILITIES
Investments sold short, at value (proceeds $27,891,130)	27,627,465
Payable for investments purchased	26,683,157
Premium received for credit default and interest rate swaps	776,386
Accrued expenses and other liabilities	488,354
Payable for Fund shares reacquired	329,315
Unrealized depreciation on swap agreements	197,066
Distribution fee payable	148,611
Management fee payable	136,609
Transfer agent fee payable	44,207
Outstanding options written (premiums received $281,780)	23,130
Unrealized depreciation on forward foreign currency contracts	11,432
Deferred trustees’ fees	7,300

Total liabilities	56,473,032

NET ASSETS	$215,109,643

Net assets were comprised of:
Common stock, at par	$18,965
Paid-in capital, in excess of par	186,499,734

186,518,699
Undistributed net investment income	376,116
Accumulated net realized gain on investments and foreign currency transactions	15,983,008
Net unrealized appreciation on investments and foreign currencies	12,231,820

Net assets, July 31, 2005	$215,109,643

See Notes to Financial Statements.

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Class A:
Net asset value and redemption price per share ($46,742,864 ÷ 4,115,037 shares of beneficial interest issued and outstanding)	$11.36
Maximum sales charge (5.5% of offering price)	0.66

Maximum offering price to public	$12.02

Class B:
Net asset value, offering price and redemption price per share ($116,378,315 ÷ 10,265,228 shares of beneficial interest issued and outstanding)	$11.34

Class C:
Net asset value, offering price and redemption price per share ($43,787,106 ÷ 3,862,587 shares of beneficial interest issued and outstanding)	$11.34

Class M:
Net asset value, offering price and redemption price per share ($1,899,849 ÷ 167,550 shares of beneficial interest issued and outstanding)	$11.34

Class R:
Net asset value, offering price and redemption price per share ($2,623.10 ÷ 230.627 shares of beneficial interest issued and outstanding)	$11.37

Class X:
Net asset value, offering price and redemption price per share ($1,688,170 ÷ 148,972 shares of beneficial interest issued and outstanding)	$11.33

Class Z:
Net asset value, offering price and redemption price per share ($4,610,716 ÷ 405,513 shares of beneficial interest issued and outstanding)	$11.37

See Notes to Financial Statements.

Strategic Partners Conservative Allocation Fund	63

Statement of Operations

Year Ended July 31, 2005

NET INVESTMENT INCOME
Income
Unaffiliated interest (net of foreign withholding taxes of $1,958)	$5,106,805
Unaffiliated dividends (net of foreign withholding taxes of $4,258)	1,133,114
Affiliated dividend income	152,641

Total income	6,392,560

Expenses
Management fee	1,556,266
Distribution fee—Class A	106,598
Distribution fee—Class B	1,143,425
Distribution fee—Class C	438,188
Distribution fee—Class M	9,168
Distribution fee—Class R	10
Distribution fee—Class X	7,010
Custodian’s fees and expenses	412,000
Transfer agent’s fees and expenses (including affiliated expense of $190,800)	230,000
Registration fees	105,000
Reports to shareholders	79,000
Legal fees and expenses	30,000
Audit fee	20,000
Trustees’ fees	12,000
Miscellaneous	16,647

Total expenses	4,165,312

Net investment income	2,227,248

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	18,156,839
Short sale transactions	(37,294)
Options written	243,936
Foreign currency transactions	701,713
Futures	(369,826)
Swaps	241,748

18,937,116

Net change in unrealized appreciation (depreciation) on:
Investments	347,081
Short sales	275,688
Foreign currencies	22,703
Futures	(177,918)
Options written	54,734
Swaps	177,141

699,429

Net gain on investments	19,636,545

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$21,863,793

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended July 31,
	2005	2004
INCREASE IN NET ASSETS
Operations
Net investment income	$2,227,248	$1,959,777
Net realized gain on investments and foreign currency transactions	18,937,116	11,124,858
Net change in unrealized appreciation (depreciation) of investments and foreign currencies	699,429	2,240,113

Net increase in net assets resulting from operations	21,863,793	15,324,748

Dividends and distributions (Note 1)
Dividends from net investment income
Class A	(807,309)	(576,932)
Class B	(1,305,294)	(1,080,185)
Class C	(506,278)	(438,054)
Class M	(10,201)	—
Class R	(42)	—
Class X	(6,134)	—
Class Z	(108,885)	(95,908)

	(2,744,143)	(2,191,079)

Distributions from net realized gains
Class A	(615,026)	—
Class B	(1,740,925)	—
Class C	(684,630)	—
Class M	(10,101)	—
Class R	(39)	—
Class X	(114)	—
Class Z	(82,388)	—

	(3,133,223)	—

Fund share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	46,758,740	68,272,778
Net asset value of shares issued in reinvestment of dividends and distributions	5,358,895	1,996,741
Cost of shares reacquired	(48,084,156)	(46,848,589)

Net increase in net assets from Fund share transactions	4,033,479	23,420,930

Total increase	20,019,906	36,554,599

NET ASSETS
Beginning of year	195,089,737	158,535,138

End of year(a)	$215,109,643	$195,089,737

(a) Includes undistributed net investment income of:	$376,116	$379,280

See Notes to Financial Statements.

Strategic Partners Conservative Allocation Fund	65

Notes to Financial Statements

Strategic Partners Asset Allocation Funds (the “Trust”), is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company presently consisting of three portfolios: Strategic Partners Conservative Allocation Fund (the “Fund”) (formerly known as Strategic Partners Conservative Growth Fund), Strategic Partners Moderate Allocation Fund (formerly known as Strategic Partners Moderate Growth Fund) and Strategic Partners Growth Allocation Fund. These financial statements relate only to Strategic Partners Conservative Allocation Fund (formerly known as Strategic Partners High Growth Fund). The financial statements of the other portfolios are not presented herein. The Trust was organized as a business trust in Delaware on July 29, 1998.

The Fund uses investment managers (“Subadvisers”), each managing a portion of the Fund’s assets. The following Adviser changes affecting the Fund occurred during the year (see chart below).

Effective Date	Fund Segment	From	To
April 13, 2005	Large-cap value stocks	Jennison Associates LLC	Hotchkis & Wiley Capital Management LLC J.P. Morgan Fleming Asset Management

April 13, 2005	High yield bonds	Prudential Investment Management, Inc.	Goldman Sachs Asset Management

June 28, 2005	Large-cap growth stocks	Jennison Associates LLC	Marsico Capital Management LLC Goldman Sachs Asset Management

July 11, 2005	Small/Mid cap value stocks	(additional manager)	Vaughan Nelson Investment Management, L.P.

Since inception	Core fixed income bonds	Pacific Investment Management LLC	No change

December 20, 2001	Mid-cap value stocks	EARNEST Partners, LLC	No change

November 20, 2002	Mid-cap growth stocks	RS Investment Management, L.P.	No change

The investment objective of the Fund is to provide current income and a reasonable level of capital appreciation. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of debt obligations and equity securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or country.

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Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the official closing price provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the Subadvisers, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Certain fixed income securities for which daily market quotations are not readily available may be valued with reference to fixed income securities whose prices are more readily available, pursuant to guidelines established by the Board of Trustees. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with Board of Trustees’ approved fair valuation procedures. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities, which mature in sixty days or less, are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities, which mature in more than sixty days are valued at current market quotations.

Strategic Partners Conservative Allocation Fund	67

Notes to Financial Statements

Cont’d

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current daily rates of exchange.

(ii) purchases and sales of investment securities, income and expenses-at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the

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extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy on the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in the Statement of Assets and Liabilities as in unrealized appreciation and/or depreciation on forward foreign currency contracts. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are

Strategic Partners Conservative Allocation Fund	69

Notes to Financial Statements

Cont’d

calculated on the identified cost basis. Dividend income is recorded on the exdividend date and interest income, including amortization of premium and accretion of discount on debt securities as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis. Net investment income or loss (other than distribution fees, which are charged directly to respective class) and unrealized and realized gains or losses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income quarterly, and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid in capital in excess of par as appropriate.

Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Fund currently owns or intends to purchase. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written.

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The Fund, as writer of an option, has no control over whether the underlying securities or currencies may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

When a Fund writes an option on a swap contract, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps, is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Short Sales: The Fund may make short sales of securities as a method of hedging potential price declines in similar securities owned. The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow the particular securities and may be obligated to return any interest or dividends received on such borrowed securities.

A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received, respectively, and is presented in the Statement of Operations as net realized gain or loss on short sales.

Swaps: The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund enters into interest rate, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk.

Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest and may involve payment/ receipt of a premium at the time of initiation of the swap agreement. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference

Strategic Partners Conservative Allocation Fund	71

Notes to Financial Statements

Cont’d

between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in the net unrealized appreciation or depreciation on investments. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund’s basis in the swap and the proceeds of the closing transaction, including fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

Written options, future contracts, forward foreign currency exchange contracts and swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Trust has a management agreement with PI. Pursuant to this agreement, PI manages the investment operations of the Fund, administers the Fund’s affairs and supervises the Subadvisers’ performance of all investment advisory services. Pursuant to the advisory agreement, PI pays the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses. The management fee paid to PI is computed daily and payable monthly at an annual rate of .75 of 1% of average daily net assets up to $500 million, .70 of 1% of average daily net assets for the next $500 million and .65 of 1% of average daily net assets in excess of $1 billion. The effective management fee rate was .75 of 1% for the year ended July 31, 2005.

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The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class B, Class C, Class M, Class R, Class X and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C, Class M, Class R and Class X shares, pursuant to plans of distribution (the Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1%, 1%, 1%, .75 of 1% and 1% of the average daily net assets of the Class A, B, C, M, R and X shares, respectively. Such expenses under the plans were .25 of 1%, 1%, 1%, 1%,.50 of 1% and 1% of the average daily net assets of the Class A, B, C, M, R and X shares, respectively, for the year ended July 31, 2005.

PIMS has advised the Fund that it has received approximately $398,100 in front-end sales charges resulting from sales of Class A shares during the year ended July 31, 2005. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to sales persons and incurred other distribution costs. PIMS has advised the Fund that for the year ended July 31, 2005, it has received approximately $230,100, $16,600, $3,100 and 600 in contingent deferred sales charges imposed upon certain redemptions by Class B, Class C, Class M and Class X shareholders, respectively.

Jennison, PIMS, PIM and PI are indirect, wholly owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with two banks. For the period May 1, 2004 through October 29, 2004, the SCA provided for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates. The Funds paid a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro-rata based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA was October 29, 2004. Effective October 29, 2004, the Funds entered into a revised credit agreement with two banks. The commitment under the revised credit agreement continues to be $500 million. The Funds pay a commitment fee of .075 of 1% of the unused portion of the revised credit agreement. The expiration of the revised SCA is October 28, 2005. The Fund did not borrow any amounts pursuant to the SCA during the year ended July 31, 2005.

Strategic Partners Conservative Allocation Fund	73

Notes to Financial Statements

Cont’d

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI, and an indirect, wholly owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out–of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national mutual fund clearing system. The Fund incurred approximately $14,700 in total networking fees. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

For the year ended July 31, 2005, Wachovia earned $1,103 and Prudential Equity Group, a wholly owned subsidiary of Prudential, earned $2,173 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

The Fund invests in the Taxable Money Market Series (the “Series”), a portfolio of Dryden Core Investment Fund, formally known as Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments, for the year ended July 31, 2005, aggregated $438,541,333 and $395,220,208 respectively.

Transactions in options/swap options written during the year ended July 31, 2005, were as follows:

Conservative Allocation	Number of Contracts/ Notional Amount	Premiums Received
Options outstanding at July 31, 2004	16,600,021	$314,079
Options written	466	211,995
Options closed	(12)	(3,080)
Options expired	(2,200,470)	(241,214)

Options outstanding at July 31, 2005	14,400,005	$281,780

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Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income and accumulated net losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to overdistribution of net investment income and accumulated net realized loss on investments. For the tax year ended July 31, 2005, the adjustments were to increase undistributed net investment income by $513,731, decrease accumulated net realized gain by $597,710 and increase paid in capital by $83,979 due to the federal income tax treatment of net foreign exchange losses, swaps and certain other differences between financial and tax reporting. Net investment income, net realized gains and net assets were not affected by this change.

For the year ended July 31, 2005 the tax character of dividends paid as reflected in the Statement of Changes in Net Assets was $2,762,905 of ordinary income and $3,114,461 of long-term capital gain income. The respective amount for the year ended July 31, 2004 was $2,191,079 of ordinary income.

As of July 31, 2005, the accumulated undistributed earnings on a tax basis were $5,894,805 of ordinary income and $11,493,698 of long-term capital gains. This differs from the amounts shown on the Statement of Assets and Liabilities primarily due to reclass of net foreign currency gains / losses and other cumulative timing differences.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation (depreciation) as of July 31, 2005 were follows:

Tax Basis	Appreciation	(Depreciation)	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$242,506,445	$13,359,482	$(2,947,528)	$10,411,954	$797,785	$11,209,739

The difference between book basis and tax basis were primarily attributable to deferred losses on wash sales. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currency and mark to market of receivables, payables and swaps.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class M, Class R, Class X and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject

Strategic Partners Conservative Allocation Fund	75

Notes to Financial Statements

Cont’d

to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are subject to a CDSC of 5%, which decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase. Class M shares are generally closed to new purchases. Class M shares are subject to a CDSC of 6%, which decreases by 1% annually to 2% in the fifth and sixth years and 1% in the seventh year. Class M shares automatically convert to Class A shares approximately eight years after purchase. Class X shares are generally closed to new purchases. Class X shares are subject to a CDSC of 6%, which decreases by 1% annually to 4% in the third and fourth years, by 1% annually to 2% in the sixth and seventh years, and 1% in the eighth year. Class X shares automatically convert to Class A shares on a quarterly basis approximately ten years (eight years in the case of shares purchased prior to August 19, 1998) after purchase. An exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share. As of July 31, 2005, Prudential owned 231 shares each of Class M, Class R and Class X shares.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended July 31, 2005:
Shares sold	1,407,700	$15,381,218
Shares issued in reinvestment of dividends and distributions	118,435	1,291,316
Shares reacquired	(1,014,196)	(11,147,491)

Net increase (decrease) in shares outstanding before conversion	511,939	5,525,043
Shares issued, upon conversion from Class B	149,699	1,647,350

Net increase (decrease) in shares outstanding	661,638	$7,172,393

Year ended July 31, 2004:
Shares sold	1,599,242	$16,662,932
Shares issued in reinvestment of dividends and distributions	50,872	530,296
Shares reacquired	(1,111,788)	(11,545,933)

Net increase (decrease) in shares outstanding before conversion	538,326	5,647,295
Shares issued upon conversion from Class B	97,569	1,018,465

Net increase (decrease) in shares outstanding	635,895	$6,665,760

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Class B	Shares	Amount
Year ended July 31, 2005:
Shares sold	1,639,608	$17,857,569
Shares issued in reinvestment of dividends and distributions	261,807	2,860,721
Shares reacquired	(1,983,119)	(21,657,322)

Net increase (decrease) in shares outstanding before conversion	(81,704)	(939,032)
Shares reacquired upon conversion to Class A	(150,048)	(1,647,350)

Net increase (decrease) in shares outstanding	(231,752)	$(2,586,382)

Year ended July 31, 2004:
Shares sold	2,995,449	$31,176,646
Shares issued in reinvestment of dividends and distributions	97,295	1,013,655
Shares reacquired	(1,785,062)	(18,629,690)

Net increase (decrease) in shares outstanding before conversion	1,307,682	13,560,611
Shares reacquired upon conversion to Class A	(97,799)	(1,018,465)

Net increase (decrease) in shares outstanding	1,209,883	$12,542,146

Class C
Year ended July 31, 2005:
Shares sold	759,274	$8,249,628
Shares issued in reinvestment of dividends and distributions	91,742	1,001,972
Shares reacquired	(1,122,564)	(12,245,544)

Net increase (decrease) in shares outstanding	(271,548)	$(2,993,944)

Year ended July 31, 2004:
Shares sold	1,466,771	$15,247,425
Shares issued in reinvestment of dividends and distributions	35,157	364,536
Shares reacquired	(1,228,827)	(12,719,029)

Net increase (decrease) in shares outstanding	273,101	$2,892,932

Class M
October 4, 2004* to July 31, 2005:
Shares sold	204,056	$2,243,199
Shares issued in reinvestment of dividends and distributions	1,702	18,729
Shares reacquired	(38,208)	(421,362)

Net increase (decrease) in shares outstanding	167,550	$1,840,566

Class R
October 4, 2004* to July 31, 2005:
Shares sold	231	$2,500

Net increase (decrease) in shares outstanding	231	$2,500

Class X
October 4, 2004* to July 31, 2005:
Shares sold	153,146	$1,673,976
Shares issued in reinvestment of dividends and distributions	548	6,179
Shares reacquired	(4,722)	(51,927)

Net increase (decrease) in shares outstanding	148,972	$1,628,228

Strategic Partners Conservative Allocation Fund	77

Class Z	Shares	Amount
Year ended July 31, 2005:
Shares sold	123,150	$1,350,650
Shares issued in reinvestment of dividends and distributions	16,466	179,978
Shares reacquired	(234,685)	(2,560,510)

Net increase (decrease) in shares outstanding	(95,069)	$(1,029,882)

Year ended July 31, 2004:
Shares sold	487,029	$5,185,775
Shares issued in reinvestment of dividends and distributions	8,402	88,254
Shares reacquired	(376,938)	(3,953,937)

Net increase (decrease) in shares outstanding	118,493	$1,320,092

*	Commencement of offering of new share class.

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Financial Highlights

JULY 31, 2005	ANNUAL REPORT

Strategic Partners Conservative Allocation Fund

Financial Highlights

Class A
Year Ended July 31, 2005
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$10.51

Income (loss) from investment operations
Net investment income	.18
Net realized and unrealized gain (loss) on investment transactions	1.05

Total from investment operations	1.23

Less Distributions
Dividends from net investment income	(.21)
Distributions from net realized gains on investments	(.17)

Total dividends and distributions	(.38)

Net asset value, end of year	$11.36

Total Return(a)	11.85%
Ratios/Supplemental Data:
Net assets, end of year (000)	$46,743
Average net assets (000)	$42,639
Ratio to average net assets:
Expenses, including distribution and service (12b-1) fees(b)	1.44%
Expenses, excluding distribution and service (12b-1) fees	1.19%
Net investment income	1.65%
For Class A, B, C, Z, M, R and X shares:
Portfolio turnover rate	379%

(a)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	The distributor of the Fund contractually agreed to limit its distribution and service (12B-1) fees to .25 of 1% on the average daily net assets of the Class A shares.
*	Effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting market discount on debt securities. The effect of this change for the year ended July 31, 2002 was to decrease net investment income and increase net realized and unrealized gain (loss) per share by less than $.005 and decrease the ratio of net investment income from 2.72% to 2.71%. Per share amounts and ratios for the years ended prior to July 31, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements.

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Class A
Year Ended July 31,
2004	2003	2002*	2001

$9.71	$8.81	$9.95	$11.06

.17	.24	.26	.37
.82	.89	(1.15)	(.30)

.99	1.13	(.89)	.07

(.19)	(.23)	(.25)	(.36)
—	—	—	(.82)

(.19)	(.23)	(.25)	(1.18)

$10.51	$9.71	$8.81	$9.95

10.18%	13.08%	(9.10)%	1.00%

$36,307	$27,364	$20,234	$16,760
$32,710	$22,847	$18,414	$15,985

1.42%	1.51%	1.62%	1.72%
1.17%	1.26%	1.37%	1.47%
1.67%	2.66%	2.71%	3.61%

160%	269%	338%	334%

See Notes to Financial Statements.

Strategic Partners Conservative Allocation Fund	81

Financial Highlights

Cont’d

Class B
Year Ended July 31, 2005
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$10.49

Income (loss) from investment operations
Net investment income	.10
Net realized and unrealized gain (loss) on investment transactions	1.05

Total from investment operations	1.15

Less Distributions
Dividends from net investment income	(.13)
Distributions from net realized gains on investments	(.17)

Total dividends and distributions	(.30)

Net asset value, end of year	$11.34

Total Return(a)	11.02%
Ratios/Supplemental Data:
Net assets, end of year (000)	$116,378
Average net assets (000)	$114,342
Ratio to average net assets:
Expenses, including distribution and service (12b-1) fees	2.19%
Expenses, excluding distribution and service (12b-1) fees	1.19%
Net investment income	.89%

(a)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
*	Effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting market discount on debt securities. The effect of this change for the year ended July 31, 2002 was to decrease net investment income and increase net realized and unrealized gain (loss) per share by less than $.005 and no effect on the ratio of net investment income. Per share amounts and ratios for the years ended prior to July 31, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements.

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Class B
Year Ended July 31,
2004	2003	2002*	2001

$9.69	$8.79	$9.93	$11.05

.10	.18	.19	.29
.81	.88	(1.15)	(.29)

.91	1.06	(.96)	—

(.11)	(.16)	(.18)	(.30)
—	—	—	(.82)

(.11)	(.16)	(.18)	(1.12)

$10.49	$9.69	$8.79	$9.93

9.40%	12.27%	(9.81)%	.34%

$110,140	$90,029	$68,841	$62,177
$104,309	$78,562	$67,736	$52,433

2.17%	2.26%	2.37%	2.47%
1.17%	1.26%	1.37%	1.47%
.93%	1.93%	1.97%	2.84%

See Notes to Financial Statements.

Strategic Partners Conservative Allocation Fund	83

Financial Highlights

Cont’d

Class C
Year Ended July 31, 2005
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$10.49

Income (loss) from investment operations
Net investment income	.10
Net realized and unrealized gain (loss) on investment transactions	1.05

Total from investment operations	1.15

Less Distributions
Dividends from net investment income	(.13)
Distributions from net realized gains on investments	(.17)

Total dividends and distributions	(.30)

Net asset value, end of year	$11.34

Total Return(a)	11.02%
Ratios/Supplemental Data:
Net assets, end of year (000)	$43,787
Average net assets (000)	$43,819
Ratio to average net assets:
Expenses, including distribution and service (12b-1) fees	2.19%
Expenses, excluding distribution and service (12b-1) fees	1.19%
Net investment income	.89%

(a)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
*	Effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting market discount on debt securities. The effect of this change for the year ended July 31, 2002 was to decrease net investment income and increase net realized and unrealized gain (loss) per share by less than $.005 and no effect on the ratio of net investment income. Per share amounts and ratios for the years ended prior to July 31, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements.

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Class C
Year Ended July 31,
2004	2003	2002*	2001

$9.69	$8.79	$9.93	$11.05

.10	.17	.19	.29
.81	.89	(1.15)	(.29)

.91	1.06	(.96)	—

(.11)	(.16)	(.18)	(.30)
—	—	—	(.82)

(.11)	(.16)	(.18)	(1.12)

$10.49	$9.69	$8.79	$9.93

9.40%	12.27%	(9.81)%	.34%

$43,375	$37,429	$25,419	$14,626
$41,938	$31,449	$18,350	$12,763

2.17%	2.26%	2.37%	2.47%
1.17%	1.26%	1.37%	1.47%
.94%	1.91%	1.97%	2.84%

See Notes to Financial Statements.

Strategic Partners Conservative Allocation Fund	85

Financial Highlights

Cont’d

	Class M
	October 4, 2004(a) Through July 31, 2005
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$10.81

Income (loss) from investment operations
Net investment income	.14
Net realized and unrealized gain (loss) on investment transactions	.69

Total from investment operations	.83

Less Distributions
Dividends from net investment income	(.13)
Distributions from net realized gains on investments	(.17)

Total dividends and distributions	(.30)

Net asset value, end of period	$11.34

Total Return(b)	7.80%
Ratios/Supplemental Data:
Net assets, end of period (000)	$1,900
Average net assets (000)	$1,115
Ratio to average net assets :
Expenses, including distribution and service (12b-1) fees(d)	2.19	%(c)
Expenses, excluding distribution and service (12b-1) fees	1.19	%(c)
Net investment income(loss)	1.25	%(c)

(a)	Commencement of offering of new share class.
(b)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The distributor of the fund has contractually agreed to limit its distribution and service (12B-1) fees to .50% of 1% on the average daily net assets of the Class R shares.

See Notes to Financial Statements.

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Class R		Class X
October 4, 2004(a) Through July 31, 2005		October 4, 2004(a) Through July 31, 2005

$10.84		$10.81

.16		.15
.72		.67

.88		.82

(.18)		(.13)
(.17)		(.17)

(.35)		(.30)

$11.37		$11.33

8.25%		7.71%

$3		$1,688
$3		$853

1.69	%(c)	2.19	%(c)
1.19	%(c)	1.19	%(c)
1.77	%(c)	1.31	%(c)

See Notes to Financial Statements.

Strategic Partners Conservative Allocation Fund	87

Financial Highlights

Cont’d

Class Z
Year Ended July 31, 2005
Per Share Operating Performance:(d)
Net Asset Value, Beginning of Period	$10.52

Income (loss) from investment operations
Net investment income	.21
Net realized and unrealized gain (loss) on investment transactions	1.05

Total from investment operations	1.26

Less Distributions
Dividends from net investment income	(.24)
Distributions from net realized gains on investments	(.17)

Total dividends and distributions	(.41)

Net asset value, end of period	$11.37

Total Return(a)	12.10%
Ratios/Supplemental Data:
Net assets, end of period (000)	$4,611
Average net assets (000)	$4,731
Ratio to average net assets:
Expenses, including distribution and service (12b-1) fees	1.19%
Expenses, excluding distribution and service (12b-1) fees	1.19%
Net investment income	2.02%

(a)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
*	Effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting market discount on debt securities. The effect of this change for the year ended July 31, 2002 was to decrease net investment income and increase net realized and unrealized gain (loss) per share by less than $.005 and no effect on the ratio of net investment income. Per share amounts and ratios for the years ended prior to July 31, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements.

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Class Z
Year Ended July 31,
2004	2003	2002*	2001

$9.72	$8.81	$9.95	$11.05

.20	.26	.28	.38
.81	.90	(1.14)	(.28)

1.01	1.16	(.86)	.10

(.21)	(.25)	(.28)	(.38)
—	—	—	(.82)

(.21)	(.25)	(.28)	(1.20)

$10.52	$9.72	$8.81	$9.95

10.44%	13.45%	(8.87)%	1.30%

$5,267	$3,714	$2,250	$1,432
$4,712	$3,139	$1,773	$949

1.17%	1.26%	1.37%	1.47%
1.17%	1.26%	1.37%	1.47%
1.93%	2.90%	2.96%	3.78%

See Notes to Financial Statements.

Strategic Partners Conservative Allocation Fund	89

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders of Strategic Partners Asset

Allocation Funds—Strategic Partners Conservative Allocation Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Strategic Partners Conservative Allocation Fund (formerly known as Strategic Partners Conservative Growth Fund, hereafter referred to as the “Fund”), a portfolio of the Strategic Partners Asset Allocation Funds, as of July 31, 2005, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlight based on our audits. The financial highlights for the years presented prior to the year ended July 31, 2004 were audited by another independent registered public accounting firm, whose report dated September 29, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of July 31, 2005, and the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 28, 2005

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Tax Information

(Unaudited)

As required by the Internal Revenue Code, we wish to advise you as to the federal status of dividends paid by the Fund during its fiscal year ended July 31, 2005.

During the fiscal year ended July 31, 2005, the Fund paid dividends taxable as ordinary income of $0.21 for Class A shares, $0.13 for Class B, C, M and X shares respectively, $0.18 for Class R shares and $0.24 for Class Z shares. The Fund also paid long-term capital gains of $0.17 per share to Class A, B, C, M, R, X and Z shares. Further, we wish to advise you that 17.18% of ordinary income dividends paid during the fiscal year ended July 31, 2005 qualified for the corporate dividends received deduction available to corporate taxpayers.

For the fiscal year ended July 31, 2005, the Fund designated 16.21% as qualified dividend income for the reduced tax rate under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the purpose of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099-DIV.

IMPORTANT NOTICE FOR CERTAIN SHAREHOLDERS

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the mutual fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 13.61% of the dividends paid by the Strategic Partners Conservative Allocation Fund qualify for such deduction.

For more detailed information regarding your state and local taxes, you should contact your tax advisor or the state/local taxing authorities.

Strategic Partners Conservative Allocation Fund	91

Management of the Trust

(Unaudited)

Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act are referred to as “Independent Trustees”. Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees”. “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Trustees(2)

Linda W. Bynoe (53), Trustee since 2005(3) Oversees 88 Portfolios in Fund complex.

Principal Occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat Ltd.; formerly Vice President at Morgan Stanley & Co.

Other Directorships held:(4) Director of Dynegy Inc. (since September 2002) and Simon Property Group, Inc. (since May 2003).

David E. A. Carson (71), Trustee since 2003(3) Oversees 92 Portfolios in Fund complex.

Principal Occupations (last 5 years): Director (January 2000-May 2000), Chairman (January 1999-December 1999), Chairman and Chief Executive Officer (January 1998-December 1998) and President, Chairman and Chief Executive Officer of People’s Bank (1983-1997).

Other Directorships held:(4) None.

Robert E. La Blanc (71), Trustee since 1999(3) Oversees 89 Portfolios in Fund complex.

Principal Occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan College.

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995); Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company); Director (since April 1999) of The High Yield Plus Fund, Inc.

Douglas H. McCorkindale (66), Trustee since 1998(3) Oversees 89 Portfolios in Fund complex.

Principal Occupations (last 5 years): Chairman (since February 2001) of Gannett Co. Inc. (publishing and media); formerly Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc.

Other Directorships held:(4) Director of Gannett Co., Inc; Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (62), Trustee since 2003(3) Oversees 89 Portfolios in Fund complex.

Principal Occupations (last 5 years): Management Consultant; Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:(4) None.

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Robin B. Smith (65), Trustee since 2003(3) Oversees 90 Portfolios in Fund complex.

Principal Occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing), formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

Stephen G. Stoneburn (62), Trustee since 1999(3) Oversees 89 Portfolios in Fund complex.

Principal Occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc (1975-1989).

Other Directorships held:(4) None.

Clay T. Whitehead (66), Trustee since 1999(3) Oversees 90 Portfolios in Fund complex.

Principal Occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:(4) Director (since 2000) of The High Yield Plus Fund, Inc.

Interested Trustees(1)

Judy A. Rice (57), President and Trustee since 2003(3) Oversees 86 Portfolios in Fund complex.

Principal Occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since 2003) of PI; Director, Officer-In-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-In-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Other Directorships held:(2) None.

Robert F. Gunia (58), Vice President and Trustee since 1999(3) Oversees 160 Portfolios in Fund complex.

Principal Occupations (last 5 years): Chief Administrative Officer (since June 1999) of PI; Executive Vice President (since December 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc, American Skandia Advisory Services, Inc., and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities Incorporated (Prudential Securities).

Other Directorships held:(3) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Strategic Partners Asset Allocation Funds/Strategic Partners Conservative Allocation Fund	93

Information pertaining to the Officers of the Fund who are not also Trustees is set forth below.

Officers(2)

Kathryn Quirk (52), Chief Legal Officer Since 2005(3)

Principal Occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Senior Vice President and Assistant Secretary (since November 2004) of Prudential Investments LLC; previously General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (47), Secretary Since 2005(3)

Principal Occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President and Assistant Secretary (since December 1996) of PI; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc.

Jonathan D. Shain (47), Assistant Secretary Since 2005(3)

Principal Occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2003) of American Skandia Investments Services, Inc. and American Skandia Fund Services, Inc.

Grace C. Torres (46), Treasurer and Principal Financial and Accounting Officer Since 1998(3)

Principal Occupations (last 5 years): Senior Vice President (since January 2000) of PI: Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

Lee D. Augsburger (46), Chief Compliance Officer Since 2004(3)

Principal Occupations (last 5 years): Vice President and Chief Compliance Officer (since May 2003) of PI; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; formerly Vice President and Chief Legal Officer-Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential Insurance Company of America.

Maryanne Ryan (40), Anti-Money Laundering Compliance Officer Since 2002(3)

Principal Occupations (last 5 years): Vice President, Prudential (since November 1998), First Vice President Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

(1)	“Interested” Trustee, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI or an affiliate of PI), or the Distributor (Prudential Investment Management Services LLC or PIMS)

(2)	Unless otherwise noted, the address of the Trustees and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the individuals’ length of service as Trustee and/or Officer.

(4)	This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

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†	The Fund complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Mutual Funds, The Prudential Variable Contract Accounts 2, 10, and 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund, Inc.

Additional information about the Fund’s Trustees is available in the Fund’s Statement of Additional Information which is available, without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (calling from outside the U.S.)

Strategic Partners Asset Allocation Funds/Strategic Partners Conservative Allocation Fund	95

Approval of Advisory Agreements

The Board of Trustees (the “Board”) of Strategic Partners Asset Allocation Funds oversees the management of each of the Strategic Partners Conservative Allocation Fund, and, as required by law, determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreements. In addition to determining whether to renew each Fund’s existing agreements, the Board is also responsible for determining whether to approve new subadvisory agreements for the Fund.

The Board, including a majority of the Independent Trustees, met on March 3, 2005 and approved several new subadvisory agreements for the Fund. Subsequently, on May 24, 2005 and June 23, 2005, the Board, including a majority of the Independent Trustees, met and approved several additional new subadvisory agreements for the Fund and at the same meetings also approved the renewal of the existing management and remaining subadvisory agreements through July 31, 2006, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Trustees received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. In approving the agreements, the Trustees, including the Independent Trustees advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Trustees did not identify any single factor that was dispositive and each Trustee attributed different weights to the various factors. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on March 3, 2005, May 24, 2005, and June 23, 2005.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and each subadviser, each of which serves pursuant to the terms of subadvisory agreements with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ determinations to approve the renewal of the agreements are discussed separately below.

Strategic Partners Asset Allocation Funds/Strategic Partners Conservative Allocation Fund

Approval of Advisory Agreements (continued)

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Trust by PI and each subadviser. The Board considered the services provided by PI, including but not limited to the oversight of the subadvisers, as well as the provision of fund accounting, recordkeeping, and compliance services to the Fund. With respect to PI’s oversight of the subadvisers, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), a business unit of PI, is responsible for screening and recommending new subadvisers when appropriate, as well as monitoring and reporting to the Board on the performance and operations of the subadvisers. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund. The Board also considered the investment subadvisory services provided by each subadviser, as well as compliance with the Fund’s investment restrictions, policies and procedures. The Board considered PI’s evaluation of the subadvisers; as well as PI’s recommendation, based on its review of the subadvisers, to renew the subadvisory agreements or to replace certain subadvisers, as applicable.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Trust and each subadviser, and also reviewed the qualifications, backgrounds and responsibilities of the subadvisers’ portfolio managers who are responsible for the day-to-day management of the Fund. The Board was provided with information pertaining to PI’s and each subadviser’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and each subadviser. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (CCO) as to both PI and each subadviser.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by each subadviser, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and each subadviser under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative

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information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

The Board noted that, with the exception of Jennison Associates LLC (“Jennison”), none of the Fund’s subadvisers was affiliated with PI, and concluded that the level of profitability of a subadviser not affiliated with PI may not be as significant as PI’s profitability given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by PI and the unaffiliated subadvisers, as well as the fact that PI compensates the subadvisers out of its management fee. The Board did not separately consider the profitability of Jennison, an affiliate of PI, as its profitability was reflected in the profitability report for PI. The Board did not consider the profitability of the new subadvisers, because their engagements were new and therefore, no historical profitability information was available.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Other Benefits to PI and the Subadvisers

The Board considered potential ancillary benefits that might be received by PI, the subadvisers, and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as reputational or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by the subadvisers included the ability to use soft dollar credits, brokerage commissions received by affiliates of the subadvisers, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research

Strategic Partners Asset Allocation Funds/Strategic Partners Conservative Allocation Fund

Approval of Advisory Agreements (continued)

resources and reputational benefits. The Board concluded that the benefits derived by PI and the subadvisers were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Approval of New Subadvisory Agreements

As part of a proposal by PI to reposition and realign the Fund as part of the Strategic Partners family of mutual funds advised by non-proprietary subadvisers, the Board approved several new subadvisory agreements. With respect to the large capitalization growth “sleeve” of the Fund, the Board approved the termination of Jennison, and approved new subadvisory agreements with Marsico Capital Management LLC and Goldman Sachs Asset Management, L.P. for the large capitalization growth sleeve. With respect to the large capitalization value “sleeve” of the Fund, the Board approved the termination of Jennison, and approved new subadvisory agreements with Hotchkis and Wiley Capital Management LLC and JP Morgan Investment Management, Inc. With respect to the high yield debt “sleeve” of the Fund, the Board approved the termination of Prudential Investment Management, Inc. (“PIM”) and approved a new subadvisory agreement with Goldman Sachs Asset Management, LP. The Board approved continuation of the existing subadvisory agreements with Jennison and PIM for an interim period until the new subadvisers assumed responsibility for managing their respective sleeves of the Fund.

Because the existing subadviser for the small capitalization value “sleeve” of the Fund, EARNEST Partners LLC, was approaching the maximum level of assets that they could efficiently manage under current market conditions, the Board approved a new subadvisory agreement with Vaughan Nelson Investment Management as an additional subadviser.

Performance of the Fund / Fees and Expenses / Other Factors

With respect to the Fund, the Board also considered certain additional specific factors and related conclusions relating to the performance and fees and expenses of the Funds, as detailed below. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group was objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Funds in various quartiles over one-year, three-year and five-year time periods ending December 31, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

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The Board also considered the Fund’s contractual and actual management fee, as well as the Fund’s net total expense ratio. The contractual management fee is computed based on hypothetical common levels of Fund net assets, while the actual management fee represents the fee rate actually paid by shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The Board received and considered information about the Fund’s historical performance, noting that the Fund had achieved performance that was in the second quartile over a one-year time period, and performance that was in the first quartile over three-year and five-year time periods in relation to the group of comparable funds in a Peer Universe. In addition, the Board noted that the Fund outperformed when compared against the appropriate benchmark index, the Prior Customized Blend Index (which during the reporting period consisted of a model portfolio consisting of the S&P 500 Index (15%), the S&P Barra Growth Index (15%), the Russell 2000 Value Index (5%), the Lehman Brothers U.S. Aggregate Bond Index (40%) and the Lehman Brothers High Yield Bond Index (20%). The Board reviewed the separate performance records of the various “sleeves” of the Fund managed by the different current subadvisers. The Board determined that the Fund’s performance was satisfactory.

The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds provided by Lipper Inc. The Fund’s management fee of 0.750% ranked in the third quartile in its Lipper 15(c) Peer Group. In light of the Fund’s performance, the Board concluded that the management and subadvisory fees are reasonable.

Strategic Partners Asset Allocation Funds/Strategic Partners Conservative Allocation Fund

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 7/31/05
	One Year	Five Years	Since Inception
Class A	5.70%	3.87%	5.40%
Class B	6.02	4.12	5.52
Class C	10.02	4.29	5.52
Class M	N/A	N/A	N/A
Class R	N/A	N/A	N/A
Class X	N/A	N/A	N/A
Class Z	12.10	5.33	6.56

Average Annual Total Returns (Without Sales Charges) as of 7/31/05
	One Year	Five Years	Since Inception
Class A	11.85%	5.05%	6.30%
Class B	11.02	4.29	5.52
Class C	11.02	4.29	5.52
Class M	N/A	N/A	N/A
Class R	N/A	N/A	N/A
Class X	N/A	N/A	N/A
Class Z	12.10	5.33	6.56

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Maximum sales charge is 5.50%.

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Source: Prudential Investments LLC and Lipper Inc.

Inception dates: Class A, B, C, and Z, 11/18/98; Class M, R, and X, 10/04/04

The graph compares a $10,000 investment in the Strategic Partners Conservative Allocation Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) and the Prior Customized Benchmark for the Strategic Partners Conservative Allocation Fund (the Prior Customized Blend) by portraying the initial account values at the commencement of operations for Class A shares (November 18, 1998) and the account values at the end of the current fiscal year (July 31, 2005) as measured on a quarterly basis. The S&P 500 Index and the Prior Customized Blend data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through July 31, 2005, the returns shown in the graph and for Class A shares in the tables would have been lower. Since the Customized Blend was implemented in September 2005, such information is not available.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices have performed in the United States. The Prior Customized Blend is a model portfolio consisting of the S&P Barra Value Index (15%), the S&P Barra Growth Index (15%), the Russell 2000 Value Index (5%), the Russell 2000 Growth Index (5%), the Lehman Brothers U.S. Aggregate Bond Index (40%), and the Lehman Brothers U.S. Corporate High Yield Index (20%). Effective September 2005, the Customized Benchmark for Strategic Partners Conservative Allocation Fund (Customized Blend) is a model portfolio consisting of the Russell 3000 Index (40%) and the Lehman Aggregate Bond Index (60%). Each component of the Prior Customized Blend and the Customized Blend is an unmanaged index generally considered to represent the performance of the Fund’s asset classes. The Customized Blend is intended to provide a theoretical comparison to the Fund’s performance, based on the amounts allocated to each asset class rather than based on amounts allocated to various Fund segments as per the Prior Customized Blend. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The target asset allocations may have shifted since the most recent fiscal year end. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Strategic Partners Asset Allocation Funds/Strategic Partners Conservative Allocation Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.strategicpartners.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s (the Commission) website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2005, is available on the Fund’s website at www.strategicpartners.com and on the Commission’s website at www.sec.gov.

TRUSTEES
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Jonathan D. Shain, Assistant Secretary • Maryanne Ryan, Anti-Money Laundering Compliance Officer • Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISERS* (as of July 31, 2005)	EARNEST Partners, LLC	75 14th Street, Suite 2300 Atlanta, GA 30309

	Goldman Sachs Asset Management L.P.	32 Old Slip 23rd Floor New York, NY 10005

	Hotchkis and Wiley Capital Management LLC	725 South Figueroa Street Suite 3900 Los Angeles, CA 90017

	JP Morgan Investment Management, Inc.	522 Fifth Avenue New York, NY 10036

	Marsico Capital Management, LLC	1200 17th Street Suite 1600 Denver, CO 80202

	Pacific Investment Management Company LLC	840 Newport Center Drive Newport Beach, CA 92660

	RS Investment Management, L.P.	388 Market Street Suite 1700 San Francisco, CA 94111

	Vaughan Nelson Investment Management, LP	600 Travis Street Suite 6300 Houston, TX 77002

*Investment Subadvisers are subject to change by the Manager.

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Shearman & Sterling LLP	599 Lexington Avenue New York, NY 10022

Strategic Partners Conservative Allocation Fund
Share Class	A	B	C	M	R	X	Z
NASDAQ	PCGAX	PBCFX	PCCFX	CNGWM	CNGWR	CNGWX	PDCZX
CUSIP	86276X103	86276X202	86276X301	86276X848	86276X822	86276X830	86276X400

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Strategic Partners Conservative Allocation Fund, PO Box 13964, Philadelphia,
PA 19176. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund will provide a full list of its portfolio holdings as of the end of each fiscal quarter on its website at www.strategicpartners.com approximately 60 days after the end of each fiscal quarter.

The Funds’ Statement of Additional Information contains additional information about the Funds’ Trustees and is available without charge upon request by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Strategic Partners Conservative Allocation Fund
Share Class	A	B	C	M	R	X	Z
NASDAQ	PCGAX	PBCFX	PCCFX	CNGWM	CNGWR	CNGWX	PDCZX
CUSIP	86276X103	86276X202	86276X301	86276X848	86276X822	86276X830	86276X400

MFSP504E    IFS-A108788    Ed. 09/2005

ANNUAL REPORT

JULY 31, 2005

STRATEGIC PARTNERS

ASSET ALLOCATION FUNDS

STRATEGIC PARTNERS

Moderate Allocation Fund

(formerly Strategic Partners Moderate Growth Fund)

OBJECTIVE

Seeks capital appreciation and a reasonable level of current income

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Dear Shareholder,

September 16, 2005

We hope that you find the annual report for the Strategic Partners Moderate Allocation Fund informative and useful. As a Strategic Partners Mutual Fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope that history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

We believe it is wise to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds that cover all the basic asset classes and reflects your personal investment profile and tolerance for risk.

Strategic Partners Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds feature leading asset managers not just from a single company but from the entire investment industry.

Thank you for choosing Strategic Partners Mutual Funds.

Sincerely,

Judy A. Rice, President

Strategic Partners Moderate Allocation Fund

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Allocation Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Cumulative Total Returns[1] as of 7/31/05
	One Year	Five Years	Since Inception[2]
Class A	16.01%	19.39%	48.94%
Class B	15.24	15.03	41.51
Class C	15.24	15.03	41.51
Class M	N/A	N/A	10.96
Class R	N/A	N/A	11.39
Class X	N/A	N/A	11.23
Class Z	16.36	20.87	51.40
S&P 500 Index[3]	14.04	–6.56	***
Prior Customized Blend[4]	14.10	19.16	****
Customized Blend[4]	13.18	14.84	****
Lipper Multi-Cap Core Funds Avg.[5]	16.39	6.75	*****

Average Annual Total Returns[1] as of 6/30/05
	One Year	Five Years	Since Inception[2]
Class A	3.90%	2.02%	4.90%
Class B	4.03	2.23	4.98
Class C	8.12	2.43	4.99
Class M	N/A	N/A	N/A
Class R	N/A	N/A	N/A
Class X	N/A	N/A	N/A
Class Z	10.28	3.43	6.06
S&P 500 Index[3]	6.32	–2.37	***
Prior Customized Blend[4]	8.49	2.78	****
Customized Blend[4]	8.47	2.12	****
Lipper Multi-Cap Core Funds Avg.[5]	7.16	–0.36	*****

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a

2	Visit our website at www.strategicpartners.com

maximum CDSC of 5% and 1% respectively. Class M and Class X shares are subject to a maximum CDSC of 6%. Class R and Class Z shares are not subject to a sales charge.

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and expense reimbursements, the returns for the classes would have been lower. Class A, Class B, Class C, Class M, Class R, and Class X shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, 1.00%, 0.75%, and 1.00% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Approximately eight years after purchase, Class M shares will automatically convert to Class A shares on a quarterly basis. Approximately ten years after purchase (eight years in the case of shares purchased prior to August 19, 1998), Class X shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

2Inception dates: Class A, Class B, Class C, and Class Z, 11/18/98; Class M, Class R, and Class X, 10/04/04.

3The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed.

4The Prior Customized Benchmark for Strategic Partners Moderate Allocation Fund (Prior Customized Blend) is a model portfolio consisting of the S&P Barra Value Index (20%), the S&P Barra Growth Index (20%), the Russell 2000 Value Index (7.5%), the Russell 2000 Growth Index (7.5%), the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index (10%), the Lehman Brothers U.S. Aggregate Bond Index (20%), and the Lehman Brothers U.S. Corporate High Yield Index (15%). Effective September 2005, the Customized Benchmark for Strategic Partners Moderate Allocation Fund (Customized Blend) is a model portfolio consisting of the Russell 3000 Index (52%), MSCI EAEF (13%), and the Lehman Aggregate Bond Index (35%). Each component of the Prior Customized Blend and the Customized Blend is an unmanaged index generally considered as representing the performance of the Fund’s asset classes. The Customized Blend is intended to provide a theoretical comparison to the Fund’s performance, based on the amounts allocated to each asset class rather than based on amounts allocated to various Fund segments as per the Prior Customized Blend. The Prior Customized Blend and the Customized Blend do not reflect deductions for any sales charges or operating expenses of a mutual fund. The target asset allocations may have shifted since the most recent fiscal year end.

5The Lipper Multi-Cap Core Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Multi-Cap Core Funds category for the periods noted. Funds in the Lipper Average invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P SuperComposite 1500 Index.

Investors cannot invest directly in an index. The returns for the S&P 500 Index, Prior Customized Blend, and the Customized Blend would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the S&P 500 Index, the Prior Customized Blend, the Customized Blend, and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

***S&P 500 Index Closest Month-End to inception cumulative total returns as of 7/31/05 are 17.24% for Classes A, B, C, and Z; and 12.37% for Classes M, R, and X. S&P 500 Index Closest Month-End to inception average annual total returns as of 6/30/05 are 1.88% for Classes A, B, C, and Z.

****Prior Customized Blend Closest Month-End to inception cumulative total returns as of 7/31/05 are 40.56% for Classes A, B, C, and Z; and 11.33% for Classes M, R, and X. Prior Customized Blend Closest Month-End to inception average annual total returns as of 6/30/05 are 4.86% for Classes A, B, C, and Z. Since the Customized Blend was implemented in September 2005, such information is not disclosed.

*****Lipper Average Closest Month-End to inception cumulative total returns as of 7/31/05 are 44.29% for Classes A, B, C, and Z; and 14.14% for Classes M, R, and X. Lipper Average Closest Month-End to inception average annual total returns as of 6/30/05 are 4.48% for Classes A, B, C, and Z.

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Allocation Fund	3

Your Fund’s Performance (continued)

Fund objective

The investment objective of the Strategic Partners Moderate Allocation Fund (the Fund) is capital appreciation and a reasonable level of current income. There can be no assurance that the Fund will achieve its investment objective.

Asset classes are classifications of investments

Stocks are shares of ownership in a firm. Owners share in the profits after debts are paid and in the firm’s appreciation in value. Generally, the prices of stocks vary with investors’ estimates of a firm’s earnings prospects, including the impact of broader economic conditions.

Bonds are loans to a company, government, or government agency. They carry a fixed interest rate or one that varies according to the terms specified in the bond. They have a maturity date at which they must be repaid. Generally, bond prices fluctuate with current interest rates and with events that affect the debtor’s prospects of repaying the loan. High yield bonds are also known as “junk” bonds. They are subject to greater risk of loss of principal and interest, including default risk, than higher-rated bonds.

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Source: Lipper Inc.

The chart above shows the total returns for 12 months ended July 31, 2005, of various securities indexes that are generally considered representative of broad market sectors and does not reflect a mutual fund’s expenses. The performance cited does not represent the performance of the Strategic Partners Moderate Allocation Fund. Past performance is not indicative of future results. Investors cannot invest directly in an index.

The S&P Barra Value Index contains those securities in the S&P 500 Index with lower book-to-price ratios.

The S&P Barra Growth Index contains those securities in the S&P 500 Index with higher book-to-price ratios.

The Russell 2000 Value Index contains those securities in the Russell 2000 Index with a below-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values.

The Russell 2000 Growth Index contains those securities in the Russell 2000 Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth values.

The Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE Index) is an unmanaged, weighted index that reflects stock price movements in Europe, Australasia, and the Far East. It gives a broad look at how foreign stock prices have performed.

The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between 1 and 10 years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed.

The Lehman Brothers U.S. Corporate High Yield Index is an unmanaged index of fixed-rate, noninvestment-grade debt securities with at least one year remaining to maturity. The Lehman Brothers U.S. Corporate High Yield Index gives a broad look at how high yield (junk) bonds have performed.

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Allocation Fund	5

Investment Adviser’s Report

Market overview

The 12 months ended July 31, 2005, were a good time for investors overall, with positive returns in all major asset classes. The global economy continued to grow, although the pace of growth slowed slightly in Europe and China. China continued to cruise at 8% to 9% growth, pulling along much of the developing world and Japan. The international equity markets generally outperformed U.S. stocks. However, international results for U.S. dollar-based investors were affected by the sharp decline of the dollar early in the reporting period and then by its steep rise in the latter part. Over the full 12 months, the impact evened out as compared with other developed market currencies.

There was a slight decline in U.S. long-term interest rates, even as the Federal Reserve (the Fed) pushed up short-term rates. Bond prices move in the opposite direction from interest rates, and the prices of bonds that have locked in a particular yield for a longer duration are more affected by interest-rate changes than those of short-term investments. As a result, longer-term bonds had strong total returns (including both yield income and the impact of changing bond prices) while short-term investors benefited from progressively higher yields. Because of the favorable economic environment, fixed income sectors where credit quality is an important factor, such as high yield bonds, performed particularly well. Nonetheless, investors were jittery about the implications of the interest-rate changes, fearing that the continuing stream of Fed tightenings would hurt the economy in the future.

Continuing high oil prices also had both a positive and a negative side. Energy-related stocks surged, driven by very strong profit growth. However, investors were concerned about the impact of energy prices on other sectors. The U.S. automobile industry, in particular, with its dependence on SUV sales and exposure to high labor-related costs, had a sharp drop in profitability and share prices. Other consumer industries, particularly housing, were strong. In the S&P 500, total returns of sector averages other than energy, utilities, and consumer discretionary (which includes the automobile industry) clustered in the 10% to 12% range.

Despite valuations (share prices in relation to measures of intrinsic value) that were near historical highs for value stocks, both large-cap and small-cap value stocks continued to outperform growth for most of the reporting period. Moreover, small-cap stocks, which appeared to be expensive relative to large caps, nonetheless substantially outperformed stocks of larger companies.

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Analysis of the Fund’s performance

The Strategic Partners Moderate Allocation Fund’s performance for the one year period ended July 31, 2005 is compared with a Prior Customized Benchmark composed of a weighted average of indexes for the various asset classes that it includes. The weightings (20% large-cap growth stocks, 20% large-cap value stocks, 7.5% small-cap growth stocks, 7.5% small-cap value stocks, 10% international stocks, 20% core fixed income, and 15% high yield bonds) represent an asset allocation that is considered appropriate for a moderate balance of risk and return potential. The return on the Fund’s Class A shares over the reporting period was 16.01%, outperforming its benchmark (+14.10%) and in line with the Lipper Multi-Cap Core Funds Average (+16.39%). The Customized Benchmark that the Fund’s performance will be compared to beginning in September 2005 consists of the Russell 3000 Index (52%), MSCI EAFF (13%), and the Lehman Aggregate Bond Index (35%).

The Fund is one of three Strategic Partners Asset Allocation Funds. Ten institutional investment managers are subadvisers for these funds, each managing a portion. Several manager changes occurred during the period (see chart below).

Management changes during fiscal year ended July 31, 2005

Date	Fund Segment	From	To
April 13, 2005	Large-cap value stocks	Jennison Associates LLC	Hotchkis and Wiley Capital Management LLC JP Morgan Investment Management, Inc.

April 13, 2005	International stocks	Lazard Asset Management LLC	LSV Asset Management Thornburg Investment Management, Inc.

April 13, 2005	High yield bonds	Prudential Investment Management, Inc.	Goldman Sachs Asset Management

June 28, 2005	Large-cap growth stocks	Jennison Associates LLC	Marsico Capital Management LLC Goldman Sachs Asset Management

July 11, 2005	Small-cap value stocks	(Manager added)	Vaughan Nelson Investment Management, L.P.

The replacement of Jennison Associates and Prudential Investment Management, Prudential Financial companies, in segments of this Fund reflects a shift away from using affiliated asset managers in the Strategic Partners fund family. The family will be subadvised entirely by independent asset managers. Vaughan Nelson Investment Management, L.P. was added as a small-cap value manager because EARNEST Partners, LLC was approaching the maximum level of assets they could manage

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Allocation Fund	7

Investment Adviser’s Report (continued)

efficiently under current market conditions. See “Approval of Advisory Agreements” herein for a discussion of the Board’s approval of such management changes.

The Fund’s performance relative to its benchmark can be analyzed into two components:

•	Asset allocation decisions—did differences between the Fund’s asset allocation and the asset allocation of the custom benchmark index help or hurt its return?

•	Asset managers’ performance—did the various asset managers outperform or underperform their asset class indexes?

During this reporting period, overweights in large-cap value stocks and international stocks relative to the custom benchmark contributed positively to relative performance. Underweights in small-cap stocks and high yield bonds detracted. The overall impact of asset allocation was slightly negative.

The Fund’s asset managers, in aggregate, performed very well compared with their respective asset classes. Its large-cap growth and large-cap value stock segments were the largest contributors to the overall Fund’s relative performance. The large-cap growth segment, managed by Jennison Associates for most of the period, outperformed by a substantial margin primarily due to good stock selection. Its holdings in the technology sector did particularly well. The Fund’s allocation to large-cap value stocks, which transitioned from Jennison to Hotchkis and Wiley and JP Morgan, also outperformed its index by a substantial margin.

Small-cap growth stock manager RS Investments and small-cap value manager EARNEST Partners also outperformed their respective indexes over the period. The return of the international equity segment of the Fund was in line with its index over the full reporting period because strong performance by LSV and Thornburg made up the ground lost earlier in the period by Lazard. The Fund’s core bond segment, managed by Pacific Investment Management Company (PIMCO), outperformed its index primarily by overweighting non-U.S. developed market bonds, European issues in particular, and emerging market bonds.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

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Strategic Partners Asset Allocation Funds

Strategic policy development

•	Each fund’s strategic (long-term) asset allocation strategy is based on research into the historical and expected returns of various asset classes and their associated risks.

•	We analyze worldwide economic and market factors to arrive at an outlook for the economy and the capital markets. These views guide our decisions about each fund’s equity and fixed income allocations.

•	We analyze the investment strategies of different asset managers and how they have performed in various economic and market environments.

•	Each fund uses a diversified mix of asset classes with proven money managers investing in their areas of expertise.

Dynamic management

•	We make dynamic (medium-term) asset allocation adjustments based on our perspective on the macroeconomic environment, the capital markets, and the investment strengths of the various asset managers. Our asset allocation team draws upon its own research into current market conditions, Wall Street research, and the asset managers’ insights.

We monitor changes in personnel, practices, and performance at the various asset management companies. Managers may be changed or new portions added to a fund if we think it will improve the fund’s performance.

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Allocation Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on February 1, 2005, at the beginning of the period, and held through the six-month period ended July 31, 2005.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

10	Visit our website at www.strategicpartners.com

expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Strategic Partners Moderate Allocation Fund		Beginning Account Value February 1, 2005	Ending Account Value July 31, 2005	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$1,061.69	1.34%	$6.85
	Hypothetical	$1,000.00	$1,018.15	1.34%	$6.71

Class B	Actual	$1,000.00	$1,058.12	2.09%	$10.67
	Hypothetical	$1,000.00	$1,014.43	2.09%	$10.44

Class C	Actual	$1,000.00	$1,058.12	2.09%	$10.67
	Hypothetical	$1,000.00	$1,014.43	2.09%	$10.44

Class M	Actual	$1,000.00	$1,058.22	2.09%	$10.67
	Hypothetical	$1,000.00	$1,014.43	2.09%	$10.44

Class R	Actual	$1,000.00	$1,060.30	1.59%	$8.12
	Hypothetical	$1,000.00	$1,016.91	1.59%	$7.95

Class X	Actual	$1,000.00	$1,060.80	2.09%	$10.68
	Hypothetical	$1,000.00	$1,014.43	2.09%	$10.44

Class Z	Actual	$1,000.00	$1,062.78	1.09%	$5.57
	Hypothetical	$1,000.00	$1,019.39	1.09%	$5.46

* Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended July 31, 2005, and divided by the 365 days in the Fund’s fiscal year ended July 31, 2005 (to reflect the six-month period).

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Allocation Fund	11

This Page Intentionally Left Blank

Portfolio of Investments

as of July 31, 2005

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 99.1%
COMMON STOCKS 63.3%

Aerospace & Defense 1.3%
625	Alliant Techsystems, Inc.(a)	$45,625
37,000	BAE SYSTEMS PLC (United Kingdom)	200,292
9,200	Boeing Co. (The)	607,292
8,710	Ceradyne, Inc.(a)	277,588
5,615	DRS Technologies, Inc.	291,980
9,305	Engineered Support Systems, Inc.	344,099
675	Esterline Technologies Corp.(a)	28,850
5,400	General Dynamics Corp.	622,026
27,700	Lockheed Martin Corp.	1,728,479
11,200	Moog, Inc. (Class A shares)(a)	353,584
5,400	Northrop Grumman Corp.	299,430
24,700	Raytheon Co.	971,451

		5,770,696

Air Freight & Logistics 0.4%
20,800	FedEx Corp.	1,749,072

Apparel 0.3%
3,200	Adidas-Salomon AG (Germany)	579,451
60,900	Burberry Group PLC (United Kingdom)	453,028
960	Puma AG Rudolf Dassler Sport (Germany)	240,937

		1,273,416

Auto Components 0.2%
54,500	Delphi Corp.	288,850
16,800	Lear Corp.	718,536

		1,007,386

Automobiles 0.8%
8,500	Autoliv, Inc.	378,675
6,100	Bayerische Motoren Werke (BMW) AG (Germany)	286,296
1,900	Ford Motor Co.	20,406
7,400	Honda Motor Co. Ltd. (Japan)	381,000
29,600	Nissan Motor Co. Ltd. (Japan)	307,340
4,800	Peugeot SA (France)	309,028
2,100	Renault SA (France)	192,488
32,300	Toyota Motor Corp. (Japan)	1,220,964
5,500	Winnebago Industries, Inc.	212,245

		3,308,442

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Allocation Fund	13

Portfolio of Investments

as of July 31, 2005 Cont’d.

Shares	Description	Value (Note 1)

Automobiles & Parts 0.2%
4,100	Compagnie Generale des Etablissements Michelin (France) (Class B shares)	$252,777
21,860	IMPCO Technologies, Inc.(a)	102,305
4,500	Johnson Controls, Inc.	258,479
500	Rieter Holding AG (Switzerland)	150,945

		764,506

Beverages 0.3%
8,100	Asahi Breweries Ltd. (Japan)	91,147
11,800	Coca-Cola Co. (The)	516,368
4,900	Coca-Cola Enterprises, Inc.	115,150
4,600	Loews Corp.	384,698
3,100	PepsiCo, Inc.	169,043

		1,276,406

Biotechnology 1.1%
19,000	Amgen, Inc.(a)	1,515,250
31,700	Genentech, Inc.(a)	2,831,761
6,200	Genzyme Corp.(a)	461,342
1,600	Gilead Sciences, Inc.(a)	71,696

		4,880,049

Building & Construction 0.3%
15,900	Hovnanian Enterprises, Inc. (Class A shares)(a)	1,123,812

Building Products 0.2%
3,400	Drew Industries, Inc.(a)	151,470
5,400	JS Group Corp. (Japan)	87,725
1,100	Masco Corp.	37,301
111,200	Pilkington PLC (United Kingdom)	240,392
4,325	US Concrete, Inc.(a)	28,978
9,075	Watsco, Inc.	429,792
775	York International Corp.	33,116

		1,008,774

Capital Goods 0.1%
17,800	Empresa Brasileira de Aeronautica SA ADR (Brazil)	575,652

Capital Markets 1.9%
1,800	Bank of New York Co., Inc. (The)	55,404
4,200	Charles Schwab Corp. (The)	57,540
5,200	Deutsche Bank AG (Germany)	451,102

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

1,600	E*Trade Financial Corp.(a)	$24,816
700	Franklin Resources, Inc.	56,574
15,700	Goldman Sachs Group, Inc. (The)	1,687,436
30,900	Korea Fund, Inc. (The) (Korea)	927,927
5,658	Lehman Brothers Holdings, Inc.	594,826
10,500	Mellon Financial Corp.	319,830
3,300	Merrill Lynch & Co., Inc.	193,974
12,200	Morgan Stanley	647,210
9,900	State Street Corp.	492,426
16,500	UBS AG (Switzerland)	1,356,059
15,300	UBS AG-Registered (Switzerland)	1,253,988
900	Verwaltungs und Privat-Bank AG (Switzerland)	137,177

		8,256,289

Chemicals 0.9%
6,000	Air Products & Chemicals, Inc.	358,560
6,700	BASF AG (Germany)	476,030
37,300	Denki Kagaku Kogyo Kabushiki Kiasha (Japan)	135,060
900	Givaudan (Switzerland)	539,909
69,800	Mitsubishi Chemical Corp. (Japan)	204,495
7,100	Monsanto Co.	478,327
8,600	Nalco Holdings Co.(a)	184,470
800	PPG Industries, Inc.	52,024
15,100	Praxair, Inc.	745,789
5,400	Rohm & Haas Co.	248,724
3,500	Scotts Co. (Class A shares)(a)	274,400
200	Sika AG (Switzerland)	132,242
4,800	Tokyo Ohka Kogyo Co. Ltd. (Japan)	99,171
2,900	Valspar Corp.	142,274

		4,071,475

Commercial Banks 3.9%
10,372	ABN AMRO Holding NV (Netherlands)	259,306
5,000	Alliance & Leicester PLC (United Kingdom)	77,157
13,900	Allied Irish Banks PLC (Ireland)	300,826
11,200	Banco Bilbao Vizcaya Argentaria SA (Spain)	188,889
12,100	Banco Santander Central Hispano SA (Spain)	149,933
40,200	Bank of America Corp.	1,752,720

111,000	Bank of Fukoaka Ltd. (The) (Japan)	636,726
35,900	Bank of Ireland (Ireland)	595,446
111,600	Barclays PLC (United Kingdom)	1,092,522
3,300	BB&T Corp.	138,006
6,100	BNP Paribas SA (France)	441,166

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Allocation Fund	15

Portfolio of Investments

as of July 31, 2005 Cont’d.

Shares	Description	Value (Note 1)

7,100	Boston Private Financial Holdings, Inc.	$203,415
6,400	Commonwealth Bank of Australia (Australia)	188,679
5,500	Danske Bank A/S (Denmark)	171,614
6,100	Deutsche Boerse AG (Germany)	535,982
14,000	Dexia (Belgium)	316,400
19,700	Euronext NV (Netherlands)	773,879
200	FirstMerit Corp.	5,658
33,000	HBOS PLC (United Kingdom)	501,406
166,300	Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	515,881
2,200	Hudson City Bancorp, Inc.	26,026
10,300	ICICI Bank Ltd. ADR (India)	272,023
22,300	KeyCorp	763,552
125,900	Lloyds TSB Group PLC (United Kingdom)	1,066,555
1,300	Marshall & Ilsley Corp.	59,696
1,000	MB Financial Corp	41,600
1,200	Natexis Banques Populaires (France)	174,883
2,200	National Bank of Greece SA (Greece)	80,555
42,100	Nordea Bank AB (Sweden)	403,830
16,600	North Fork Bancorp, Inc.	454,674
9,900	OKO Bank (Finland)	167,325
8,400	Oriental Financial Group (Puerto Rico)	133,980
700	PNC Financial Services Group, Inc.	38,374
7,020	PrivateBancorp, Inc.	259,389
1,475	Provident Bankshares Corp.	50,150
3,000	Republic Bancorp, Inc.	44,400
6,800	SanPaolo IMI SpA (Italy)	98,523
1,200	Societe Generale (France) (Class A shares)	131,308
14,000	Sumitomo Trust & Banking Co. Ltd. (The) (Japan)	86,087
26,200	U.S. Bancorp	787,572
1,850	UCBH Holdings, Inc.	33,800
9,100	UnionBanCal Corp.	649,194
8,500	Wachovia Corp.	428,230
21,422	Wells Fargo & Co.	1,314,025
2,550	Western Alliance Bancorp(a)	78,795
1,600	Zions Bancorp	114,368

		16,604,525

Commercial Services & Supplies 1.7%
12,800	Administaff, Inc.	327,680
18,600	Allied Waste Industries, Inc.(a)	159,588
21,580	AMN Healthcare Services, Inc.(a)	364,918
11,800	Barrett Business Services, Inc.(a)	207,799
12,200	Canon, Inc. (Japan)	600,020

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

725	CB Richard Ellis Group, Inc. (Class A shares)(a)	$33,379
61,200	Cendant Corp.	1,307,233
750	Consolidated Graphics, Inc.(a)	31,950
1,300	Dollar Thrifty Automotive Group(a)	40,690
17,840	FirstService Corp. (Canada)(a)	429,052
1,175	Healthcare Services Group	21,526
20,700	Interserve PLC (United Kingdom)	127,335
5,600	Kelly Services, Inc. (Class A shares)	170,352
7,720	Laureate Education, Inc.(a)	349,716
18,715	McGrath Rentcorp	486,403
6,200	Republic Services, Inc.	224,750
9,000	Ricoh Co. Ltd. (Japan)	137,480
12,140	Rollins, Inc.	253,605
2,400	School Specialty, Inc.(a)	112,632
18,070	Scientific Games Corp. (Class A shares)(a)	494,757
32,127	Shanks Group PLC (United Kingdom)	86,956
75	Strayer Education, Inc	7,382
10,000	Steiner Leisure Ltd. (Bahamas)(a)	345,600
1,625	Team, Inc	34,596
28,800	Waste Management, Inc.	809,856

		7,165,255

Communications Equipment 1.1%
52,200	Cisco Systems, Inc.(a)	999,630
7,500	Comverse Technology, Inc.(a)	189,675
14,100	Corning, Inc.(a)	268,605
46,800	Motorola, Inc.	991,224
53,300	Qualcomm, Inc.	2,104,817

		4,553,951

Computer & Peripherals 1.3%
21,300	Apple Computer, Inc.(a)	908,445
26,000	Dell, Inc.(a)	1,052,220
3,100	EMC Corp.(a)	42,439
19,200	Hewlett-Packard Co.	472,704
5,400	IBM Corp.	450,684

1,000	Lexmark International, Inc. (Class A shares)(a)	62,700
8,564	Logitech International (Switzerland)(a)	330,650
11,980	M-Systems Flash Disk Pioneers Ltd. (Israel)(a)	309,683
10,890	Mercury Computer Systems, Inc.	301,653
15,560	Merge Technologies, Inc.(a)	304,665
600	NCR Corp.(a)	20,826
20,040	Optimal Group, Inc.(a)	431,060

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Allocation Fund	17

Portfolio of Investments

as of July 31, 2005 Cont’d.

Shares	Description	Value (Note 1)

18,350	Radisys Corp.(a)	$318,189
43,430	Synplicity, Inc.(a)	285,987
27,100	Western Digital Corp.(a)	406,229

		5,698,134

Conglomerates
285	GenTek, Inc.	2,835

Construction & Engineering 0.1%
16,000	Skanska AB (Sweden)	207,036
7,800	USG Corp.(a)	381,419

		588,455

Construction Materials 0.3%
1,100	Ciments Francais (France)	110,696
74,000	CSR Ltd. (Australia)	146,056
26,200	Hanson PLC (United Kingdom)	263,395
13,710	Headwaters, Inc.(a)	586,104
50,000	Sumitomo Osaka Cement Co. Ltd. (Japan)	130,383
37,100	Taiheiyo Cement Corp. (Japan)	107,345

		1,343,979

Consumer Finance 1.0%
32,400	AmeriCredit Corp.(a)	865,728
1,900	Capital One Financial Corp.	156,750
65,100	MBNA Corp.	1,637,916
4,800	Sanyo Electric Credit Co. Ltd. (Japan)	104,827
23,800	SLM Corp.	1,225,462
3,300	Takefuji Corp. (Japan)	212,924

		4,203,607

Containers & Packaging
25,000	Rengo Co. Ltd. (Japan)	129,793
700	Temple-Inland, Inc.	27,853

		157,646

Distributors 0.1%
2,710	Building Materials Holding Corp.	225,201

Diversified Consumer Services
950	Regis Corp.	39,672

See Notes to Financial Statements.

18	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

Diversified Financial Services 2.0%
7,900	Accredited Home Lenders Holding Co.(a)	$375,329
2,000	Ameritrade Holding Corp.(a)	39,060
4,600	Chicago Mercantile Exchange Holding, Inc.	1,384,830
25,300	CIT Group, Inc.	1,116,742
41,500	Citigroup, Inc.	1,805,250
15,900	Eaton Vance Corp.	390,663
650	Financial Federal Corp.	25,025
15,300	ING Groep NV ADR (Netherlands)	463,389
17,400	Japan Securities Finance Co. Ltd. (Japan)	115,383
11,600	Jefferies Group, Inc.	479,428
2,125	MCG Capital Corp.	39,100
5,300	Moody’s Corp.	250,743
6,430	Portfolio Recovery Associates, Inc.(a)	271,346
24,200	Principal Financial Group, Inc.	1,063,590
11,900	Raymond James Financial, Inc.	355,215
1,500	Student Loan Corp. (The)	325,125
11,200	Suncorp-Metway Ltd. (Australia)	172,574

		8,672,792

Diversified Telecommunication Services 0.9%
121,900	BT Group PLC (United Kingdom)	487,411
3,300	CenturyTel, Inc.	113,421
15,100	Koninklijke KPN NV (Netherlands)	131,451
80	Nippon Telegraph & Telephone Corp. (Japan)	349,941
8,810	SafeNet, Inc.(a)	301,214
32,000	SBC Communications, Inc.	782,400
9,300	Sprint Corp.	250,170
600	Swisscom AG (Switzerland)	198,130
74,900	Telestra Corp. Ltd. (Australia)	286,860
30,000	Verizon Communications, Inc.	1,026,899

		3,927,897

Electric Utilities 1.6%
15,700	Alliant Energy Corp.	456,870
5,200	Consolidated Edison, Inc.	250,432
6,200	Edison International	253,456
38,800	Electricidade de Portugal SA (Portugal)	103,494
13,500	Endesa SA (Spain)	302,317
13,400	Enel SpA (Italy)	114,783

9,100	Entergy Corp.	709,254
26,200	FirstEnergy Corp.	1,304,236

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Allocation Fund	19

Portfolio of Investments

as of July 31, 2005 Cont’d.

Shares	Description	Value (Note 1)

45,300	FPL Group, Inc.	$1,953,336
7,800	Hokkaido Electric Power Co., Inc. (Japan)	161,614
7,800	Kyushu Electric Power Co., Inc. (Japan)	167,901
4,400	Northeast Utilities	94,952
3,800	Pinnacle West Capital Corp.	174,040
4,700	PPL Corp.	289,426
34,900	Scottish Power PLC (United Kingdom)	309,148
5,700	Union Fenosa SA (Spain)	167,383
10,400	Viridian Group PLC (United Kingdom)	140,380
1,650	Westar Energy, Inc.	40,145

		6,993,167

Electronic Equipment & Instruments 0.7%
1,600	Agilent Technologies, Inc.(a)	41,984
9,000	Alps Electric Co. Ltd. (Japan)	134,469
2,400	Avnet, Inc.(a)	62,832
5,450	BEI Technologies, Inc.	189,388
18,800	CheckPoint Systems, Inc.(a)	324,864
7,000	CMK Corp. (Japan)	126,499
4,400	Emerson Electric Co.	289,520
23,700	FLIR Systems, Inc.(a)	779,492
12,300	Hosiden Corp (Japan)	125,144
7,700	Jabil Circuit, Inc.(a)	240,163
700	MTS Systems Corporation	27,755
18,170	O2Micro International Ltd. (Cayman Islands)(a)	311,797
26,800	Sanmina-SCI Corp.(a)	128,104
38,600	SRS Labs, Inc.(a)	209,598
14,100	TT Electronics PLC (United Kingdom)	39,651

		3,031,260

Energy Equipment & Services 1.1%
2,900	Baker Hughes, Inc.	163,966
15,400	BP PLC ADR (United Kingdom)	1,014,553
1,283,800	China Petroleum Chemical Corp. (China)	559,662
3,500	Helmerich & Payne, Inc.	199,920
2,800	Hydril(a)	179,648
9,220	Maverick Tube Corp.(a)	305,827
5,000	Oceaneering International, Inc.(a)	214,500
8,270	Patterson-UTI Energy, Inc.	271,504
13,800	Petroleo Brasileiro SA ADR (Brazil)	725,466
1,400	Rowan Cos., Inc.	47,824
8,200	Schlumberger Ltd.	686,668
12,500	Superior Energy Services, Inc.(a)	266,750

		4,636,288

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

Exchange Traded Funds 0.2%
650	iShares Russell 1000 Value Index Fund	$44,655
8,930	iShares Russell 2000 Growth Index Fund	621,528
1,850	iShares Russell 2000 Value Index Fund	126,133

		792,316

Food & Staples Retailing 1.4%
3,200	7-Eleven, Inc.(a)	108,320
56,900	Albertson’s, Inc.	1,212,539
10,600	Carrefour SA (France)	500,453
296,100	Chaoda Modern Agriculture Holdings Ltd. (Hong Kong)	115,805
41,400	CVS Corp.	1,284,642
12,400	Dairy Crest Group PLC (United Kingdom)	110,930
1,600	Danisco A/S (Denmark)	105,699
16,000	Kroger Co. (The)(a)	317,600
1,500	Sysco Corp.	54,090
21,200	Tate & Lyle PLC (United Kingdom)	172,702
134,600	Tesco PLC (United Kingdom)	770,028
7,500	Wal-Mart Stores, Inc.	370,125
16,100	Walgreen Co.	770,546

		5,893,479

Food Products 0.9%
17,300	Archer-Daniels-Midland Co.	396,862
66,600	Cadbury Schweppes PLC (United Kingdom)	641,454
1,050	Corn Products International, Inc.	25,274
700	Gold Kist, Inc.	14,280
6,600	Hershey Foods Corp.	421,542
19,800	Kraft Foods, Inc.	604,890
48,600	Northern Foods PLC (United Kingdom)	131,543
24,400	Sara Lee Corp.	486,292
24,000	Unilever PLC ADR (United Kingdom)	936,719

		3,658,856

Gas Utilities 0.1%
600	Equitable Resources, Inc.	42,630
9,400	Oneok, Inc.	328,530
69,200	Osaka Gas Co. Ltd. (Japan)	218,169

		589,329

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Allocation Fund	21

Portfolio of Investments

as of July 31, 2005 Cont’d.

Shares	Description	Value (Note 1)

Health Care Equipment & Supplies 0.7%
1,400	Bausch & Lomb, Inc.	$118,510
700	Biomet, Inc.	26,691
3,800	Boston Scientific Corp.(a)	110,010
8,900	Cooper Companies, Inc. (The)	611,430
1,200	Fresenius AG (Germany)	152,244
950	Invacare Corp.	40,043
6,600	Nipro Corp. (Japan)	98,421
47,410	Orthovita, Inc.(a)	201,018
8,329	PolyMedica Corp.	292,514
5,690	SonoSite, Inc.(a)	190,615
43,090	Spectranetics Corp.(a)	318,435
11,170	Symmetry Medical, Inc.(a)	278,468
6,240	Syneron Medical Ltd. (Israel)(a)	240,552
1,200	Zimmer Holdings, Inc.(a)	98,832

		2,777,783

Health Care Providers & Services 3.0%
7,800	Aetna, Inc.	603,720
5,060	Amedisys, Inc.(a)	198,048
13,800	American Healthways, Inc.(a)	615,066
8,300	Amerigroup Corp.(a)	287,595
5,400	AmerisourceBergen Corp.	387,666
900	Caremark RX, Inc.(a)	40,122
5,890	Chemed Corp.	253,270
10,800	Covance, Inc.(a)	535,140
4,700	Coventry Health Care, Inc.(a)	332,431
3,100	Edwards Lifesciences Corp.	142,197
51,080	Encore Medical Corp.(a)	292,178
2,900	Guidant Corp.	199,520
10,200	HCA, Inc.	502,350
7,260	Kindred Healthcare, Inc.(a)	266,732
8,910	LabOne, Inc.(a)	335,283
10,130	Lifeline Systems, Inc.(a)	347,459
6,820	Matria Healthcare, Inc.(a)	241,019
1,200	McKesson Corp.	54,000
700	Medco Health Solutions, Inc.(a)	33,908
13,600	Medtronic, Inc.	733,585
625	Pediatrix Medical Group, Inc.(a)	49,013
12,200	Pharmaceutical Product Development, Inc.(a)	698,206
7,090	Providence Service Corp.(a)	191,005
11,200	Quest Diagnostics, Inc.	575,008

See Notes to Financial Statements.

22	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

10,500	Serologicals Corp.(a)	$241,500
10,300	St. Jude Medical, Inc.(a)	488,323
3,700	Sunrise Senior Living, Inc.(a)	196,100
72,000	Tenet Healthcare Corp.(a)	874,080
950	Triad Hospitals, Inc.(a)	47,187
58,400	UnitedHealth Group, Inc.	3,054,319
5,500	WellPoint Health Networks, Inc.(a)	389,070

		13,205,100

Hotels, Restaurants & Leisure 2.3%
7,800	Brinker International, Inc.(a)	319,020
13,400	Carnival Corp.	702,160
6,400	CEC Entertainment, Inc.(a)	245,184
28,390	Century Casinos, Inc.(a)	220,023
600	Choice Hotels International, Inc.	39,792
8,400	Darden Restaurants, Inc.	291,480
12,222	Harrah’s Entertainment, Inc.	962,360
5,500	Hilton Hotels Corp.	136,125
2,700	International Game Technology	73,872
3,480	Kerzner International Ltd. (Bahamas)(a)	207,930
1,075	La Quinta Corp.(a)	9,675
1,100	Marriott International, Inc. (Class A shares)	75,317
13,700	McDonald’s Corp.	427,029
30,500	MGM Mirage, Inc.(a)	1,386,225
12,660	Mikohn Gaming Corp.(a)	177,240
32,400	Mitchells & Butlers PLC (United Kingdom)	202,724
9,620	RARE Hospitality International, Inc.(a)	299,759
12,500	Royal Caribbean Cruises Ltd.	568,125
8,550	Sonic Corp.(a)	259,151
1,000	Starwood Hotels & Resorts Worldwide, Inc.	63,320
3,325	Triarc Cos., Inc. (Class B shares)	52,236
9,200	TUI AG (Germany)	240,602
16,300	Wynn Resorts Ltd.(a)	917,690
35,700	Yum! Brands, Inc.	1,868,895

		9,745,934

Household Durables 1.6%
7,800	Alpine Electronics, Inc. (Japan)	111,921
4,400	Black & Decker Corp.	397,364
300	Centex Corp.	22,194
300	Fortune Brands, Inc.	28,365
5,900	Harman International Industries, Inc.	507,105
5,175	Jacuzzi Brands, Inc.(a)	56,149
5,300	KB HOME	434,123

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Allocation Fund	23

Portfolio of Investments

as of July 31, 2005 Cont’d.

Shares	Description	Value (Note 1)

47,400	Lennar Corp. (Class A shares)	$3,188,598
8,100	Meritage Corp.(a)	752,895
160	NVR, Inc.(a)	150,080
7,000	Standard-Pacific Corp.	667,730
37,600	Taylor Woodrow PLC (United Kingdom)	224,356
8,000	Toll Brothers, lnc.(a)	443,360

		6,984,240

Household Products 0.9%
5,810	Central Garden and Pet Co.(a)	291,488
5,900	Energizer Holdings, Inc.(a)	377,010
7,200	Gillette Co. (The)	386,424
8,115	Jarden Corp.(a)	311,291
40,300	Procter & Gamble Co. (The)	2,241,889
950	Yankee Candle Co. (The)	28,785

		3,636,887

Independent Power Producers & Energy Traders 0.4%
5,200	Constellation Energy Group, Inc.	313,092
3,000	Dynegy, Inc.(a)	16,680
17,000	TXU Corp.	1,472,880

		1,802,652

Industrial Conglomerates 1.2%
1,900	3M Co.	142,500
110,700	General Electric Co.	3,819,150
38,700	Tyco International Ltd. (Bermuda)	1,179,189

		5,140,839

Insurance 3.5%
5,500	Aflac, Inc.	248,050
9,575	Allmerica Financial Corp.(a)	373,425
8,000	Allstate Corp. (The)	490,080
4,000	Ambac Financial Group, Inc.	287,360
3,500	American International Group, Inc.	210,700
2,200	Aon Corp.	55,968
4,800	Assurant, Inc.	177,360
29,800	Aviva PLC (United Kingdom)	342,535
17,800	Britannic Group PLC (United Kingdom)	193,652
100	Chubb Corp.	8,882
3,100	CNP Assurances (France)	208,601
6,100	Commerce Group, Inc.	380,335
7,000	Delphi Financial Group (Class A shares)	339,570

See Notes to Financial Statements.

24	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

20,000	Genworth Financial, Inc. (Class A shares)	$627,200
6,300	Hartford Financial Services Group, Inc.	507,591
2,362	HCC Insurance Holdings, Inc.	65,475
1,175	Hilb, Rogal & Hobbs Co.	39,821
7,600	Infinity Property & Casualty Corp.	269,344
107,300	Legal & General Group PLC (United Kingdom)	215,931
1,200	Lincoln National Corp.	57,960
8,000	MBIA, Inc.	485,920
51,600	MetLife, Inc.	2,535,624
108,900	Old Mutual PLC (United Kingdom)	249,775
7,900	Philadelphia Consolidated Holding Corp.(a)	655,858
1,000	Progressive Corp. (The)	99,690
5,100	Protective Life Corp.	222,156
10,900	Riunione Adriatica di Sicurta SpA (Italy)	218,058
55,900	St. Paul Travelers Co., Inc. (The)	2,460,718
2,800	Torchmark Corp.	146,356
22,320	Tower Group, Inc.	354,218
3,000	United Fire & Casualty Co.	134,340
94,400	UnumProvident Corp.	1,807,760
12,900	Willis Group Holdings Ltd. (United Kingdom)	427,764
1,200	WR Berkley Corp.	44,916
1,700	Zurich Financial Services AG (Switzerland)(a)	302,123

		15,245,116

Internet 0.3%
2,250	Google, Inc (Class A shares)(a)	647,459
16,940	RADVision Ltd.(a)	203,449
21,770	ValueClick, Inc.(a)	279,527

		1,130,435

Internet Software & Services 0.7%
20,100	Amdocs Ltd. (Guernsey)(a)	596,769
31,630	Digitas, Inc.(a)	356,786
6,040	Equinix, Inc.(a)	267,995
13,530	Infospace, Inc.(a)	326,614
9,350	j2 Global Communications, Inc.(a)	375,029
29,250	Keynote Systems, Inc.(a)	386,393
29,720	Online Resources Corp.(a)	302,550
10,990	Openwave Systems, Inc.(a)	203,865
8,600	Shanda Interactive Entertainment ADR (China)(a)	281,305
1,725	Vignette Corp.(a)	27,203
2,000	WebSideStory, Inc.(a)	29,200

		3,153,709

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Allocation Fund	25

Portfolio of Investments

as of July 31, 2005 Cont’d.

Shares	Description	Value (Note 1)

IT Services 0.9%
1,700	Affiliated Computer Services, Inc. (Class A shares)(a)	$84,949
2,400	Cognizant Technology Solutions Corp.(a)	117,792
9,000	Computer Sciences Corp.(a)	412,020
115,900	Electronic Data Systems Corp.	2,384,063
10,000	Global Payments, Inc.	662,400

		3,661,224

Leisure Equipment & Products 0.2%
28,100	Eastman Kodak Co.	751,394
1,300	Hasbro, Inc.	28,522
3,000	K2, Inc.(a)	39,900
6,900	Mattel, Inc.	128,685

		948,501

Machinery 1.2%
1,050	Briggs & Stratton Corp.	39,239
4,200	Bucyrus International, Inc. (Class A shares)	179,004
26,640	Caterpillar, Inc.	1,436,163
2,500	Deere & Co.	183,825
3,600	Eaton Corp.	235,224
500	Fischer (Georg) AG (France)(a)	165,302
6,900	Harsco Corp.	415,725
18,000	Hitachi Koki Co., Ltd. (Japan)	203,917
35,000	Hitachi Ltd. (Japan)	212,454
1,200	ITT Industries, Inc.	127,680
800	Joy Global, Inc.	32,856
4,600	MAN AG (Germany)	214,445
1,100	Nordson Corp.	36,707
42,900	NSK Ltd. (Japan)	225,920
1,900	Rheinmetall AG	105,507
10,100	Snap-On, Inc.	370,468
14,900	SPX Corp.	728,312
1,700	Stork NV (Netherlands)	80,282
400	Sulzer AG (Switzerland)	191,533
4,000	Toro Co.	160,960

		5,345,523

Marine 0.1%
82,000	Neptune Orient Lines Ltd. (Singapore)	177,117
41,030	Orient Overseas International Ltd. (Hong Kong)	189,504

		366,621

See Notes to Financial Statements.

26	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

Media 1.7%
18,200	Comcast Corp.(a)	$559,286
2,600	Comcast Corp. (Class A shares)(a)	78,000
2,500	DIRECTV Group, Inc. (The)(a)	38,500
1,900	E.W. Scripps Co.	96,007
1,400	EchoStar Communications Corp. (Class A shares)(a)	40,208
6,500	Gannett Co., Inc.	474,240
356	Liberty Global, Inc. (Class A shares)(a)	16,892
49,900	Liberty Media Corp. (Class A shares)(a)	438,621
10,080	Marchex, Inc. (Class B shares)(a)	165,614
1,200	New York Times Co. (Class A shares)	37,824
15,300	News Corp.	250,614
7,300	Pixar, Inc.(a)	313,973
14,100	Promotora de Informaciones SA (Spain)	266,860
29,900	Rogers Communications, Inc. (Canada) (Class B shares)	1,105,328
6,900	Scholastic Corp.(a)	255,093
24,000	Shaw Communications, Inc. (Canada)	498,411
17,000	Sinclair Broadcast Group, Inc. (Class A shares)	153,000
15,100	Sogecable SA (Spain)(a)	541,914
46,700	Time Warner, Inc.(a)	794,834
20,100	Viacom, Inc. (Class B shares)	673,149
18,000	Walt Disney Co.	461,520

		7,259,888

Metals & Mining 0.6%
40,200	Alcoa, Inc.	1,127,609
40,500	BlueScope Steel Ltd. (Australia)	286,042
1,200	Boehler-Uddeholm (Austria)	181,867
900	Century Aluminum Co.(a)	22,023
1,450	Gibraltar Industries, Inc.	34,757
11,600	Rautaruukki OYJ (Finland)	199,714
6,500	Salzgitter AG (Germany)	207,110
6,400	Southern Peru Copper Corp.	327,679
11,700	ThyssenKrupp AG (Germany)	220,161
2,900	United States Steel Corp.	123,685

		2,730,647

Multi-utilities 0.5%
800	CenterPoint Energy, Inc.	10,992
12,000	CMS Energy Corp.(a)	190,080
6,600	Dominion Resources, Inc.	487,476
13,700	PG&E Corp.	515,530
10,750	PNM Resources, Inc.	315,943

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Allocation Fund	27

Portfolio of Investments

as of July 31, 2005 Cont’d.

Shares	Description	Value (Note 1)

3,300	SCANA Corp.	$138,699
13,700	Suez SA (France)	376,228
2,500	Wisconsin Energy Corp.	100,375
9,000	Xcel Energy, Inc.	174,690

		2,310,013

Multiline Retail 0.5%
81,700	David Jones Ltd. (Australia)	128,351
3,300	Federated Department Stores, Inc.	250,371
26,600	House of Fraser PLC (United Kingdom)	50,725
1,200	Kohl’s Corp.(a)	67,620
5,200	Nordstrom, Inc.	192,452
22,300	Target Corp.	1,310,125

		1,999,644

Oil, Gas & Consumable Fuels 3.3%
900	Anadarko Petroleum Corp.	79,515
4,700	Apache Corp.	321,480
11,800	Ashland, Inc.	725,110
5,800	Burlington Resources, Inc.	371,838
22,650	Cabot Oil & Gas Corp.	917,778
10,146	Canadian Natural Resources Ltd. (Canada)	421,871
19,600	Chesapeake Energy Corp.	511,756
13,000	ChevronTexaco Corp.	754,130
181,400	CNOOC Ltd. (Hong Kong)	126,061
2,500	Compania Espanola de Petroleos SA (Spain)	124,882
1,725	Comstock Resources, Inc.(a)	47,765
11,600	ConocoPhillips	726,044
45,800	Cosmo Oil Co. Ltd. (Japan)	203,259
2,600	Devon Energy Corp.	145,834
15,900	Eni SpA (Italy)	451,680
5,100	EOG Resources, Inc.	311,610
38,600	Exxon Mobil Corp.	2,267,750
850	GMX Resources, Inc.(a)	15,207
26,900	Grey Wolf, Inc.(a)	206,323
1,625	Marathon Oil Corp.	94,835
2,700	Norsk Hydro ASA (Norway)	257,101
7,100	Occidental Petroleum Corp.	584,188
10,910	Oil States International, Inc.(a)	322,718
1,275	PetroHawk Energy Corp.(a)	14,051
9,700	Repsol YPF SA (Spain)	271,908
15,000	Royal Dutch Shell PLC (Class A shares)	461,214
18,849	Royal Dutch Shell PLC (Class B shares)	598,298

See Notes to Financial Statements.

28	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

32,200	Santos Ltd. (Australia)	$261,883
575	Southwestern Energy Co.(a)	31,688
8,700	Sunoco, Inc.	1,093,851
9,800	Swift Energy Co.(a)	399,644
500	Total SA (France)	125,488
525	Ultra Petroleum Corp.(a)	19,908
5,570	Unit Corp.(a)	264,575
1,500	Universal Compression Holdings, Inc.(a)	60,825
4,700	Unocal Corp.	304,795
2,000	Valero Energy Corp.	165,560
1,075	Whiting Petroleum Corp.(a)	42,946

		14,105,369

Paper & Forest Products 0.2%
900	Bowater, Inc.	30,429
2,400	Georgia-Pacific Corp.	81,960
20,800	Hokuetsu Paper Mills Ltd. (Japan)	112,217
3,600	International Paper Co.	113,760
2,000	Smurfit-Stone Container Corp.(a)	24,260
8,000	Weyerhaeuser Co.	551,840

		914,466

Pharmaceuticals 3.3%
8,130	Alexion Pharmaceuticals, Inc.(a)	211,705
5,100	Allergan, Inc.	455,787
12,160	AtheroGenics, Inc. (Israel)(a)	202,464
11,950	Barr Pharmaceuticals, Inc.(a)	566,669
20,000	Bristol-Myers Squibb Co.	499,600
1,200	Eli Lilly & Co.	67,584
8,180	First Horizon Pharmaceuticals	174,070
2,700	Forest Laboratories, Inc.(a)	107,784
37,900	GlaxoSmithKline PLC (United Kingdom)	893,262
17,470	Healthtronics Surgical Services, Inc.	225,014
1,500	I-Flow Corp.(a)	22,350
37,753	Johnson & Johnson	2,414,681
24,300	Kaken Pharmaceutical Co. Ltd (Japan)	174,343
4,800	Kos Pharmaceuticals, Inc.	343,200
19,732	Nabi Biopharmaceuticals(a)	295,783
10,700	Novartis AG (Switzerland)	520,655
11,900	Novo Nordisk A/S (Denmark)	614,982
2,000	OSI Pharmaceuticals, Inc.(a)	82,600
39,700	Pfizer, Inc.	1,052,050
13,290	Priority Healthcare Corp.(a)	365,342

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Allocation Fund	29

Portfolio of Investments

as of July 31, 2005 Cont’d.

Shares	Description	Value (Note 1)

11,390	Rigel Pharmaceuticals, Inc.(a)	$246,537
4,500	Roche Holding AG-Genusshein (Switzerland)	611,851
13,200	Rohto Pharmaceutical Co. Ltd. (Japan)	170,600
14,140	Salix Pharmaceuticals Ltd.(a)	272,902
11,600	Sanofi-aventis (France)	1,003,492
29,000	Sanofi-aventis SA ADR	1,255,700
2,300	Sepracor, Inc.	120,405
21,000	Tanabe Seiyaku Co. Ltd. (Japan)	196,834
19,100	Teva Pharmaceutical Industries Ltd. ADR	599,740
400	Watson Pharmaceuticals, Inc.(a)	13,360
9,100	Wyeth	416,325

		14,197,671

Real Estate Investment Trust 1.3%
1,700	American Financial Realty Trust	24,480
2,100	Annaly Mortgage Management, Inc.	33,495
20,200	Apartment Investment & Management Co.	888,800
4,375	Ashford Hospitality Trust, Inc.	52,019
1,300	Camden Property Trust	71,864
1,300	CarrAmerica Realty Corp.	50,492
500	Centerpoint Properties Trust	21,930
3,500	Duke Realty Corp.	118,860
6,500	Entertainment Properties Trust	296,075
1,600	Equity Office Properties Trust	56,720
100	Equity Residential	4,040
1,300	General Growth Properties, Inc.	59,774
950	Healthcare Realty Trust, Inc.	38,817
2,800	Highland Hospitality Corp.	33,880
2,300	Host Marriot Corp.	42,895
2,200	Kimco Realty Corp.	144,452
14,900	KKR Financial Corp.	364,752
700	Liberty Property Trust	31,416
3,000	Mack-Cali Realty Corp.	143,730
21,100	New Century Financial Corp.	1,105,217
12,300	Plum Creek Timber Co., Inc.	465,555
6,500	ProLogis	296,140
425	Redwood Trust, Inc.	23,078
800	Simon Property Group, Inc.	63,792
4,500	SL Green Realty Corp.	313,650
9,900	St. Joe Co. (The)	805,761

		5,551,684

See Notes to Financial Statements.

30	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

Retail 0.7%
20,920	Cosi, Inc.(a)	$177,192
4,600	Design Within Reach, Inc.(a)	85,790
17,600	FamilyMart Co. Ltd. (Japan)	512,742
150	Golf Galaxy, Inc.(a)	2,792
144,800	Kingfisher PLC (United Kingdom)	655,960
14,400	Phillips-Van Heusen Corp.	488,160
2,900	Rallye SA (France)	135,616
7,920	Tuesday Morning Corp.	279,655
8,000	Uny CO Ltd.(Japan)	84,746
176,400	Wal-Mart de Mexico SA de CV (Mexico)	789,271

		3,211,924

Road & Rail 0.5%
15,100	Arriva PLC (United Kingdom)	149,416
6,111	Burlington Northern Santa Fe Corp.	331,522
9,200	CSX Corp.	418,968
24,000	FirstGroup PLC (United Kingdom)	134,559
9,400	Norfolk Southern Corp.	349,774
7,590	Old Dominion Freight Line, Inc.(a)	251,381
8,094	Union Pacific Corp.	569,088

		2,204,708

Semiconductor & Semiconductor Equipment 0.9%
20,300	Advanced Micro Devices, Inc.(a)	407,624
2,100	Analog Devices, Inc.	82,320
1,175	ATMI, Inc.(a)	37,400
15,100	Freescale Semiconductor, Inc.	388,825
51,600	Intel Corp.	1,400,424
9,390	Microsemi Corp.(a)	200,477
6,060	Sirf Technology Holdings, Inc.(a)	132,411
800	Teradyne, Inc.(a)	12,424
18,900	Texas Instruments, Inc.	600,264
11,230	Ultratech, Inc.(a)	244,926
15,400	Volterra Semiconductor Corp.(a)	178,794

		3,685,889

Software 1.5%
12,500	Autodesk, Inc.	427,375
39,200	BMC Software, Inc.(a)	748,328
14,960	Bottomline Technologies, Inc.(a)	235,470
84,500	Computer Associates International, Inc.	2,319,525

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Allocation Fund	31

Portfolio of Investments

as of July 31, 2005 Cont’d.

Shares	Description	Value (Note 1)

16,570	Epicor Software Corp.(a)	$245,733
13,900	McAfee, Inc.(a)	436,460
48,500	Microsoft Corp.	1,242,085
9,800	Oracle Corp.(a)	133,084
1,100	Reynolds & Reynolds Co. (Class A shares)	30,778
12,520	Sonic Solutions, Inc.(a)	240,384
4,700	Symantec Corp.(a)	103,259
3,100	Ultimate Software Group, Inc.(a)	56,730
13,070	Witness Systems, Inc.(a)	254,996

		6,474,207

Speciality Retail 1.2%
1,400	Abercrombie & Fitch Co.	100,870
25,890	Ashworth, Inc.(a)	215,146
6,600	Best Buy Co., Inc.	505,560
6,700	Chico’s FAS, Inc.(a)	268,737
21,400	Circuit City Stores, Inc.	390,550
14,100	CSK Auto Corp.(a)	263,811
59,600	Dixons Group PLC (United Kingdom)	166,292
4,170	Guitar Center, Inc.(a)	269,361
5,900	Home Depot, Inc.	256,709
5,427	Jos. A. Bank Clothiers, Inc.(a)	248,014
24,232	Lowe’s Companies, Inc.	1,604,643
7,200	Men’s Wearhouse, Inc.(The)(a)	258,912
500	Ross Stores, Inc.	13,250
4,200	Staples, Inc.	95,634
11,700	Stein Mart, Inc.	265,473
1,475	United Auto Group, Inc.	52,141
1,625	West Marine, Inc.(a)	32,598
1,175	Zale Corp.(a)	39,950

		5,047,651

Telecommunications 0.5%
32,400	America Movil SA de CV ADR (Mexico)	721,224
4,300	AT&T Corp.	85,140
3,200	Juniper Networks, Inc.(a)	76,768
2,300	MCI, Inc.	58,696
47,555	Netia SA (Poland)	63,654
364,400	Singapore Telecommunications Ltd. (Singapore)	605,632
45,700	Tandberg ASA (Norway)	519,314

		2,130,428

See Notes to Financial Statements.

32	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

Textiles, Apparel & Luxury Goods 0.4%
15,200	Coach, Inc.(a)	$533,672
20,900	Jones Apparel Group, Inc.	638,913
61,000	Kurabo Industries Ltd. (Japan)	157,745
3,800	Nike, Inc. (Class B shares)	318,440

		1,648,770

Thrifts & Mortgage Finance 1.1%
10,250	Astoria Financial Corp.	286,385
6,800	BankUnited Financial Corp. (Class A shares)	179,520
35,500	Bradford & Bingley PLC (United Kingdom)	210,266
31,600	Countrywide Financial Corp.	1,137,600
1,300	Fannie Mae	72,618
24,800	Freddie Mac	1,569,344
25,600	Washington Mutual, Inc.	1,087,488

		4,543,221

Tobacco 0.8%
50,800	Altria Group, Inc.	3,401,568

Trading Companies & Distributors 0.1%
73,700	Marubeni Corp. (Japan)	272,338

Transportation
650	AMERCO(a)	37,596
1,750	Arlington Tankers Ltd. (Bermuda)	40,583
1,700	Laidlaw International, Inc.	43,690

		121,869

Transportation Infrastructure 0.3%
159,100	China Merchants Holdings International Co. Ltd. (Hong Kong)	322,555
13,369	Fraport AG Frankfurt Airport Services Worldwide (Germany)	606,709
1,700	Genesee & Wyoming, Inc. (Class A shares)(a)	51,459
525	Landstar System, Inc.	17,493
18,420	Vitran Corporation, Inc. (Class A shares) (Canada)(a)	322,350

		1,320,566

Water Utilites 0.1%
18,800	Kelda Group PLC (United Kingdom)	234,600
47,400	Northumbrian Water Group PLC (United Kingdom)	186,819
10,100	Severn Trent PLC (United Kingdom)	173,608

		595,027

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Allocation Fund	33

Portfolio of Investments

as of July 31, 2005 Cont’d.

Shares	Description	Value (Note 1)

Wireless Telecommunication Services 0.4%
24,900	American Tower Corp. (Class A shares)(a)	$572,202
5,800	Bouygues SA (France)	253,932
111,300	MobileOne Ltd. (Singapore)	137,816
7,100	Nextel Communications, Inc. (Class A shares)(a)	247,080
21,600	Vodafone Group PLC (United Kingdom)	557,928

		1,768,958

	Total common stocks (cost $241,293,657)	272,485,689

PREFERRED STOCK

Telecommunications
687	McLeodUSA, Inc., Ser. A,(a) (cost $151,971)	172

Moody’s Rating (Unaudited)	Principal Amount (000)#	Description

ASSET-BACKED SECURITIES 0.3%
Aaa	$89	ACE Securities Corp., Ser. 2004, Class 2A, 3.57%, 4/25/34(f), F.R.N.	88,715
Aaa	900	American Express Credit Account Master Trust, Ser. 2005-5, 3.53%, 4/15/08(f), F.R.N.	900,128
Aaa	214	Brazos Student Finance Corp., Student Loan Assoc., Notes, 2.80%, 6/1/23(f), F.R.N.	215,837

		Total asset-backed securities (cost $1,202,375)	1,204,680

COLLATERALIZED MORTGAGE OBLIGATIONS 1.4%
Aaa	272	BankTrust Mortgage Trust, Ser. 1, Class G, 5.70%, 12/1/23	222,882
Aaa	474	Bear Stearns ARM Trust, Ser. 2005-4, Class 23A2, 5.45%, 5/25/35(f), F.R.N.	476,377
Aaa	1,100	Commercial Mortgage Securities, Series 2005-F10A, Class M0A1, 3.57%, 3/15/20(f), F.R.N.	1,099,758
Aaa	2,635	Federal Home Loan Mortgage Corp., 3.91%, 7/25/44	2,686,243
Aaa	1,501	Washington Mutual, Ser. 2003-R1, Class A1, 3.73%, 12/25/27(f), F.R.N.	1,499,367

		Total collateralized mortgage obligations (cost $6,013,771)	5,984,627

See Notes to Financial Statements.

34	Visit our website at www.strategicpartners.com

Moody’s Rating (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS 7.4%

Aerospace & Defense 0.2%
B2	$85	Alliant Techsystems, Inc., Sr. Sub. Notes, 8.50%, 5/15/11	$90,100
Caa2	100	BE Aerospace, Inc., Sr. Sub. Notes, 8.875%, 5/1/11	106,750
Caa1	50	K&F Acquisition, Inc., Gtd. Notes, 7.75%, 11/15/14	51,250
Ba3	125	L-3 Communication Corp., Sr. Sub Notes, Series 144A, 6.375%, 10/15/15	126,563
Ba3	125	L-3 Communications Corp., Gtd. Notes, 7.625%, 6/15/12	133,750
B1	125	Sequa Corp., Sr. Notes, 8.875%, 4/1/08	135,312
Caa1	40	Standard Aero Holdings, Inc., Sr. Sub. Notes, 8.25%, 9/1/14	42,200

			685,925

Airlines 0.1%
Caa2	50	AMR Corp., Debs., 10.00%, 4/15/21	34,000
Caa2	100	AMR Corp., M.T.N., Ser. B, 10.55%, 3/12/21	64,999
Ba1	48	Continental Airlines, Inc., Pass Through Certificates, Ser. 01-1, 7.373%, 12/15/15	40,353
B3	21	Ser. 1996-C, 9.50%, 10/15/13	15,744
Ba2	39	Ser. 981B, 6.748%, 3/15/17	31,370
Ca	110	Delta Air Lines, Inc., Notes, 8.30%, 12/15/29	24,750

			211,216

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Allocation Fund	35

Portfolio of Investments

as of July 31, 2005 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

Automotive 0.4%
Caa1	$63	Affinia Group, Inc., Gtd. Notes, 9.00%, 11/30/14	$50,400
		DaimlerChrysler, Notes, Gtd. Notes,
A3	400	3.61%, 3/7/07(f), F.R.N.	398,826
A3	600	3.89%, 5/24/06(f), F.R.N., M.T.N.	601,749
A3	100	4.229%, 8/8/06(f), F.R.N., M.T.N.	100,721
		Delco Remy International, Inc., Sr. Sub Notes,
Caa1	125	9.375%, 4/15/12	96,875
		Goodyear Tire & Rubber Co., (The) Notes,
B3	125	7.857%, 8/15/11	126,250
		Navistar International Corp., Sr. Notes,
Ba3	125	6.25%, 3/1/12	123,125
		Tenneco Automotive, Inc., Gtd. Notes,
B3	50	8.625%, 11/15/14	52,250
		TRW Automotive, Inc., Sr. Notes,
Ba3	59	9.375%, 2/15/13	66,080

			1,616,276

Banking 0.1%
		HSBC Bank USA, Sr. Notes,
Aa2	400	3.509%, 9/21/07(f), F.R.N.	400,106

Building Materials & Construction 0.1%
		D.R. Horton, Inc., Sr. Notes,
Ba1	115	7.875%, 8/15/11	128,828
		Goodman Global Holding Co., Inc., Sr. Notes, Series 144A,
Caa1	63	7.875%, 12/15/12	60,480
		Grohe Holding GmbH (Germany), Gtd. Notes,
B3	125	8.625%, 10/1/14	145,115
		K Hovnanian Enterprises, Inc., Gtd. Notes,
BA2	25	6.25%, 1/15/15	25,000
		KB HOME, Sr. Sub. Notes,
Ba2	95	8.625%, 12/15/08	103,517
		THL Buildco, Inc., Sr. Sub Notes,
Caa1	125	8.50%, 9/1/14	121,719

			584,659

See Notes to Financial Statements.

36	Visit our website at www.strategicpartners.com

Moody’s Rating (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

Building Materials – Fixtures & Fittings
		Legrand Holding SA (France), Sr. Unsub. Notes,
B1	$125	10.50%, 2/15/13	$143,750

Cable 0.2%
		Callahan Nordrhein Westfalen GmbH (Germany), Sr. Notes,
Ca	50	7/15/10(b)	4,500
		Charter Communications Holdings, Inc., Sr. Disc. Notes, Zero Coupon, (until 5/15/06),
Ca	445	11.75%, 5/15/11	320,399
		Sr. Notes,
Caa1	125	10.25%, 9/15/10	129,063
		CSC Holdings, Inc.
B1	75	6.75%, 4/15/12	72,563
		Sr. Notes,
B1	20	7.875%, 12/15/07	20,675
	75	7.25%, 7/15/08	75,938
		Kabel Deutschland (Germany), Sr. Notes,
B2	65	10.625%, 7/1/14	71,825

			694,963

Capital Goods 0.2%
		Clorox Co., Sr. Notes,
A3	500	3.525%, 12/14/07(f), F.R.N.	500,663
Caa1	63	Mueller Group, Inc., Sr. Sub. Notes, 10.00%, 5/1/12	67,410
		Rexnord Corp., Sr. Sub. Notes,
B3	125	10.125%, 12/15/12	136,875

			704,948

Chemicals 0.5%
		Borden U.S. Finance Corp./Nova Scotia Finance ULC,
B3	75	9.00%, 7/15/14	77,531
Caa2	125	Crystal US Holdings LLC, Sr. Disc. Notes, Zero Coupon, (until 10/1/09), 10.50%, 10/1/14	90,000

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Allocation Fund	37

Portfolio of Investments

as of July 31, 2005 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

		Equistar Chemicals LP Gtd., Notes,
B2	$150	10.125%, 9/1/08	$165,000
		Hercules, Inc., Debs.,
Baa1	200	6.60%, 8/1/27	206,500

Ba3	120	Huntsman Advanced Materials LLC, Sec’d. Notes, 11.00%, 7/15/10	136,500

		Huntsman International LLC., Sr. Sec’d Notes,
B2	125	9.875%, 3/1/09	133,594
		Huntsman International LLC., Sr. Sec’d. Notes,
B2	15	10.125%, 7/1/09	15,488
		IMC Global, Inc., Sr. Sec’d Notes,
Ba3	225	10.875%, 6/1/08 - 8/1/13	263,031
Ba3	50	11.25%, 6/1/11	55,250
		ISP Chemco, Inc., Sr. Sub. Notes, Ser. B,
B1	100	10.25%, 7/1/11	108,750
Caa1	125	KRATON Polymers Capital Corp., Sr. Sub. Notes, 8.125%, 1/15/14	122,500
		Lyondell Chemical Co., Gtd. Notes,
B1	120	9.50%, 12/15/08	127,350
		PQ Corp., Gtd. Notes,
B3	75	7.50%, 2/15/13	75,000

		Rhodia SA (France), Sr. Notes,
B3	200	10.25%, 6/1/10	215,499
		Sr. Sub. Notes,
Caa1	95	8.875%, 6/1/11	92,150
		Rockwood Specialties Corp., Sr. Sub. Notes,
B3	125	10.625%, 5/15/11	138,438
		Gtd Notes,
B3	125	7.625%, 11/15/14	153,829

			2,176,410

Conglomerates 0.1%
		Blount, Inc., Sr. Sub. Notes,
Caa1	100	8.875%, 8/1/12	109,000
		GenTek, Inc., Gtd. Notes,
NR	150	8/1/09(b)	0

See Notes to Financial Statements.

38	Visit our website at www.strategicpartners.com

Moody’s Rating (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

		Invensys PLC, Sr. Notes,
B3	$40	9.875%, 3/15/11	$39,400
		Manitowoc Co., Inc., Sr. Sub. Notes,
B2	127	10.50%, 8/1/12	143,510

			291,910

Consumer Products – Household & Leisure
		Spectrum Brands, Inc., Gtd. Notes,
B3	125	7.375%, 2/1/15	123,438

Consumer Products – Industrial
		Johnson Diversified Holdings, Inc., Sr. Disc. Notes, Zero Coupon, (until 5/15/07),
B3	100	10.67%, 5/15/13	71,500
		Gtd. Notes,
B2	55	9.625%, 5/15/12	56,238

			127,738

Consumer Products – Non-Durable
		Playtex Products, Inc., Gtd. Notes,
Caa2	125	9.375%, 6/1/11	132,500

Electric 0.6%
B1	175	AES Corp., Sr. Notes, 9.375%, 9/15/10	198,625
Ba1	162	AES Eastern Energy, Pass-Thru Certificates., Class A-1, 9.00%, 1/2/17	189,881
B2	30	Allegheny Energy Supply, Bonds, 8.25%, 4/15/12	33,750
B-(e)	225	Calpine Corp., Sr. Notes, 8.75%, 7/15/13	167,625
		CMS Energy Corp., Sr. Notes,
B1	140	7.50%, 1/15/09	147,350
B3	60	8.50%, 4/15/11	67,425
		Dynegy Holdings, Inc., Sec’d. Notes,
B3	10	9.875%, 7/15/10	11,050
B3	130	10.125%, 7/15/13	148,200
		Edison Mission Energy, Sr. Notes,
B1	130	7.73%, 6/15/09	137,150
		Homer City Funding LLC, Gtd. Notes,
Ba2	48	8.137%, 10/1/19	54,000

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Allocation Fund	39

Portfolio of Investments

as of July 31, 2005 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

			Midwest Generation LLC, Notes,
B1		$30	Pass Through Certificates, Series A, 8.30%, 7/2/09	$31,950
B1		14	Pass Through Certificates, Series B, 8.56%, 1/2/16	15,789
B1		125	Sec’d Notes, 8.75%, 5/1/34	140,000
			Mission Energy Holdings Co., Sr. Sec’d. Notes,
B2		30	13.50%, 7/15/08	35,850
			Nevada Power Co., Notes,
Ba2		6	10.875%, 10/15/09	6,735
			Nevada Power, Ref. Mtge. Bonds,
Ba2		80	6.50%, 4/15/12	84,400
			NoteCo Ltd., Notes,
NR	GBP	11	6.67%, 6/30/25(f), F.R.N.	22,620
			NRG Energy, Inc., Sr. Sec’d. Notes,
B1		102	8.00%, 12/15/13	109,140
			Orion Power Holdings, Inc., Sr. Notes,
B2		115	12.00%, 5/1/10	138,000
			PPL Capital Funding Trust I, Gtd. Notes,
Ba1		300	7.29%, 5/18/06	305,726
			Reliant Resources, Inc., Sr. Sec’d. Notes,
B1		135	9.50%, 7/15/13	150,188
			Sierra Pacific Resources, Sr. Notes,
B2		60	8.625%, 3/15/14	66,450
			Texas Genco LLC, Sr. Notes,
B1		175	6.875%, 12/15/14	183,750
			TXU Energy Co. LLC, Sr. Notes,
Baa2		99	4.36%, 1/17/06(f), F.R.N.	98,970

				2,544,624

Energy – Coal
Ba3		50	Arch Western Finance LLC, Sr. Notes, 6.75%, 7/1/13	51,375

See Notes to Financial Statements.

40	Visit our website at www.strategicpartners.com

Moody’s Rating (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

Energy – Other 0.3%
		Encore Acquisition, Sr. Sub. Notes,
B2	$50	6.25%, 4/15/14	$50,000
Ba3	40	Forest Oil Corp., Sr. Notes, 8.00%, 12/15/11	44,000
B3	75	Hanover Compress Co., Sr. Notes, 8.625%, 12/15/10	79,125

B2	50	Hanover Equipment Trust, Sr. Sec’d. Notes, Ser. B, 8.75%, 9/1/11	53,375
B2	7	Magnum Hunter Resources, Inc., Gtd. Notes, 9.60%, 3/15/12	7,770
Ba3	50	Newfield Exploration, Inc., Sr. Sub. Notes, 8.375%, 8/15/12	54,500
B2	5	Parker Drilling Co., Sr. Notes, 10.125%, 11/15/09	5,256
Baa1	250	Pemex Project Funding Master Trust, 9.25%, 3/30/18	318,750
Ba3	110	Premcor Refining Group, Inc., Gtd. Notes, 6.75%, 5/1/14	117,150
		Sr. Notes,
B2	50	7.75%, 2/1/12	54,125
Ba3	25	7.50%, 6/15/15	27,000
Ba2	25	Pride International, Inc. Sr. Notes, 7.375%, 7/15/14	27,438
B2	145	Stone Energy Corp., Sr. Sub. Notes, 8.25%, 12/15/11	153,338
Ba3	75	Vintage Petrolium, Inc., Sr. Notes, 8.25%, 5/1/12	81,281

			1,073,108

Entertainment & Leisure
B3	75	Universal City Florida Holding Co., Sr. Notes, 8.375%, 5/1/10	78,750

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Allocation Fund	41

Portfolio of Investments

as of July 31, 2005 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

Environmental 0.1%
		Allied Waste North America, Inc., Sr. Notes,
B2	$165	8.50%, 12/1/08	$173,869
B2	50	7.875%, 4/15/13	52,000
		Sr. Sec’d. Notes,
Ba3	55	6.50%, 11/15/10	54,244

			280,113

Foods 0.2%
B3	17	Agrilink Foods, Inc., Sr. Sub. Notes, 11.875%, 11/1/08	17,510
Ba2	25	Ahold Finance USA, Inc., Sr. Notes, 8.25%, 7/15/10	27,500
B2	63	Alliance One International, Series 144A, 11.00%, 5/15/12	65,048
B2	100	Del Monte Corp., Sr. Sub Notes, 6.75%, 2/15/15	102,750
Ba1	50	Delhaize America, Inc., Gtd. Notes, 8.125%, 4/15/11	55,762
B2	38	Dole Foods Co., Sr. Notes, 8.625%, 5/1/09	40,850
B2	55	8.875%, 3/15/11	58,988

Ba2	100	Smithfield Foods, Inc., Sr. Notes, 8.00%, 10/15/09	108,000
B3	125	United Biscuits Finance PLC (United Kingdom), Gtd Notes, 10.625%, 4/15/11	162,543

			638,951

Gaming 0.4%
B1	100	Argosy Gaming, 7.00%, 1/15/14	110,125
B1	205	Boyd Gaming Corp., Sr. Sub. Notes, 8.75%, 4/15/12	222,424
B2	63	Codere Financial Luxembourg SA (Luxembourg), Sr. Notes, Series 144A, 8.25%, 6/15/15	79,057
B2	75	Isle of Capri Casinos, Inc., Sr. Sub. Notes, 7.00%, 3/1/14	75,563

See Notes to Financial Statements.

42	Visit our website at www.strategicpartners.com

Moody’s Rating (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

B2	$55	Kerzner International Ltd., 8.875%, 8/15/11	$58,850
		MGM Mirage, Inc., Gtd. Notes,
Ba2	290	6.00%, 10/1/09	290,724
		Gtd. Notes,
Ba3	145	9.75%, 6/1/07	156,419
		Sr. Notes, Series 144A,
Ba2	125	6.625%, 7/15/15	126,563
		Mohegan Tribal Gaming Authority, Sr. Notes,
Ba3	110	8.00%, 4/1/12	117,563
		Park Place Entertainment Corp., Sr. Notes,
Ba2	30	9.375%, 2/15/07	31,875
Ba2	125	7.875%, 3/15/10	138,594
Ba2	60	8.125%, 5/15/11	68,475
		Penn National Gaming, Inc., Sr. Sub. Notes,
B3	50	6.75%, 3/1/15	50,313
		Station Casinos, Inc., Sr. Sub. Notes,
B1	250	6.875%, 3/1/16	257,499
		Wynn Las Vegas LLC,
B2	90	6.625%, 12/1/14	87,638

			1,871,682

Health Care & Pharmaceutical 0.6%
		Alliance Imaging, Sr. Sub. Notes,
B3	25	7.25%, 12/15/12	23,875
		Biovail Corp. (Canada), Sr. Sub. Notes,
B2	125	7.875%, 4/1/10	129,062
		Concentra Operating Corp., Gtd. Notes,
B3	100	9.125%, 6/1/12	106,000
		Coventry Health Care, Inc., Sr. Notes,
Ba1	50	8.125%, 2/15/12	53,500
		Elan Finance Corp. PLC (Ireland), Sr. Notes,
B3	25	7.75%, 11/15/11	21,750
		HCA, Inc., Notes,
Ba2	50	5.50%, 12/1/09	49,776
Ba2	55	9.00%, 12/15/14 M.T.N.	65,020

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Allocation Fund	43

Portfolio of Investments

as of July 31, 2005 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

		Debs.,
Ba2	$50	7.50%, 12/15/23	$51,903
Ba2	50	8.36%, 4/15/24	55,494
		HealthSouth Corp, Notes,
Caa2	100	7.625%, 6/1/12	98,000
		Sr. Notes,
Caa2	100	8.50%, 2/1/08	101,250
		IASIS Healthcare LLC, Sr. Sub. Notes,
B3	70	8.75%, 6/15/14	76,213
		Magellan Health Services, Sr. Notes,
B3	178	9.375%, 11/15/08	188,160
		Medical Device Manufacturing, Inc., Gtd. Notes, Ser. B,
Caa1	75	10.00%, 7/15/12	80,625
		MedQuest, Inc., Sr. Sub. Notes,
Caa1	125	11.875%, 8/15/12	121,875
		Mylan Laboratories, Inc., Sr. Notes, Series 144A,
Ba1	63	6.375%, 8/15/15	63,158
		NeighborCare, Inc., Sr. Sub. Notes,
Ba3	50	6.875%, 11/15/13	54,500
		Omega Healthcare Investors, Inc., Sr. Notes,
B1	25	7.00%, 4/1/14	25,375

		Res-Care, Inc., Sr. Notes,
B2	110	10.625%, 11/15/08	117,425
		Select Medical Corp., Sr. Sub. Notes,
B3	50	7.625%, 2/1/15	49,375
		Senior Housing Properties Trust, Sr. Notes,
Ba2	80	8.625%, 1/15/12	89,800
		Tenet Healthcare Corp., Sr. Notes,
B3	65	6.375%, 12/1/11	61,750
B3	40	6.50%, 6/1/12	38,100
B3	25	9.25%, 2/1/15	25,750
Caa1	75	Vanguard Health Holdings Co. II LLC., Sr. Sub. Notes, 9.00%, 10/1/14	81,563
Ba3	121	Ventas Realty L.P., Gtd. Notes, 8.75%, 5/1/09	133,099
Ba3	120	9.00%, 5/1/12	139,199

See Notes to Financial Statements.

44	Visit our website at www.strategicpartners.com

Moody’s Rating (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

Caa1	$125	VWR International, Inc., Sr. Sub. Notes, 8.00%, 4/15/14	$120,313
Caa1	125	Warner Chilcott Corp., Sr. Sub. Notes, 8.75%, 2/1/15	123,438

			2,345,348

Lodging 0.2%
B1	75	FelCor Suites LP, Gtd. Notes, 7.625%, 10/1/07	77,906
Ba3	13	HMH Properties, Inc., Gtd. Notes, Ser. B, 7.875%, 8/1/08	13,195
Ba3	50	Host Marriott L.P., Gtd. Notes, 9.25%, 10/1/07	53,750
		Sr. Notes,
Ba3	185	9.50%, 1/15/07	195,406
Ba3	45	7.125%, 11/1/13	46,969
		Sr. Notes, Ser. M,
Ba3	75	7.00%, 8/15/12	77,719
		John Q. Hammons Hotels L.P.,
B2	25	8.875%, 5/15/12	27,406
		Royal Caribbean Cruises Ltd., Debs.
Ba1	25	7.50%, 10/15/27	27,375
		Sr. Notes,
Ba1	125	8.00%, 5/15/10	137,500
		Starwood Hotels & Resorts Worldwide, Inc., Notes,
Ba1	70	7.875%, 5/1/12	78,400
Ba1	200	7.375%, 11/15/15	222,000

			957,626

Machinery
		Terex Corp., Gtd. Notes,
B3	170	10.375%, 4/1/11	183,599

Media & Entertainment 0.5%
		AMC Entertainment, Inc., Gtd. Notes,
B2	75	8.625%, 8/12/12	77,813
		American Color Graphics, Inc., Sr. Notes,
Caa3	35	10.00%, 6/15/10	24,850

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Allocation Fund	45

Portfolio of Investments

as of July 31, 2005 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

		CanWest Media, Inc. (Canada), Sr. Sub. Notes,
B2	$75	10.625%, 5/15/11	$81,750
		Dex Media East LLC, Sr. Sub. Notes,
B2	134	12.125%, 11/15/12	159,795
		Dex Media West LLC., Sr. Sub. Notes,
B2	147	9.875%, 8/15/13	167,579
		DirecTV Holdings LLC, Sr. Notes,
Ba2	48	8.375%, 3/15/13	53,220
		Echostar DBS Corp., Gtd. Notes,
Ba3	125	6.625%, 10/1/14	124,063
		Emmis Operating Co., Sr. Sub. Notes,
B2	125	6.875%, 5/15/12	125,000
		Houghton Mifflin Co., Sr. Sub. Notes,
Caa1	125	9.875%, 2/1/13	136,250
		Intrawest Corp., Sr. Notes,
B1	75	7.50%, 10/15/13	77,250
B3	EUR 125	Lighthouse International Co. SA (Luxembourg), Sr. Notes, 8.00%, 4/30/14	157,239
B2	100	Medianews Group, Inc., Sr. Sub. Notes, 6.875%, 10/1/13	100,750
B2	125	Primedia, Inc., Gtd. Notes, 7.625%, 4/1/08	126,563

B2	150	Quebecor Media, Inc. (Canada), Sr. Notes, 11.125%, 7/15/11	166,500
B1	63	Seneca Gaming Corp., Sr. Notes, Series 144A, 7.25%, 5/1/12	65,363
Caa1	25	Six Flags, Inc., Sr. Notes, 9.625%, 6/1/14	24,281
Caa1	135	Vertis, Inc., Gtd. Notes, 10.875%, 6/15/09	130,950
B3	125	Warner Music Group, Sr. Sub. Notes, 7.375%, 4/15/14	129,063
Caa1	EUR 250	WDAC Subsidiary Corp., Sr. Notes, 8.50%, 12/1/14	293,259

			2,221,538

See Notes to Financial Statements.

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Moody’s Rating (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

Metals 0.2%
B1	$100	AK Steel Corp., Gtd. Notes, 7.875%, 2/15/09	$96,500
B1	60	Sr. Notes, 7.75%, 6/15/12	55,800
B3	110	Ispat Inland Ulc., Series WI, Sec’d. Notes, 9.75%, 4/1/14	129,800
B2	63	Klockner Investment S.C.A., Sr. Notes, Series 144A, 10.50%, 5/15/15	79,248
B1	125	Novelis, Inc., Sr. Notes, 7.25%, 2/15/15	127,813
B1	50	Oregon Steel Mills, Inc., 10.00%, 7/15/09	54,250
Ba3	75	Russel Metals, Inc. (Canada), Sr. Notes, 6.375%, 3/1/14	72,000
B2	40	Ryerson Tull, Inc., Sr. Notes, 8.25%, 12/15/11	38,300
Ba2	125	United States Steel LLC, Sr. Notes, 10.75%, 8/1/08	140,468

			794,179

Mining
		OM Group, Inc., Gtd. Notes,
Caa1	54	9.25%, 12/15/11	55,080

Non Captive Finance 0.4%
Baa2	400	Ford Motor Credit Co., Sr. Notes, 7.25%, 10/25/11	393,686
Aaa	JPY 36,000	General Electric Capital Corp., Sr. Unsub. Notes, 1.40%, 11/2/06	325,524
Baa2	63	General Motors Acceptance Corp., Notes, 8.00%, 11/1/31	61,110
A3	400	General Motors Acceptance Corp., Notes, M.T.N., 4.87%, 10/20/05(f) F.R.N.	400,574
Baa1	563	6.875%, 9/15/11	543,360

			1,724,254

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Allocation Fund	47

Portfolio of Investments

as of July 31, 2005 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

Packaging 0.2%$
$B1		$100	Crown Euro Holdings SA (France), Sr. Sec’d. Notes, 9.50%, 3/1/11	$110,000
Caa1		63	Graham Packaging Co., Inc., Sr. Notes, 8.50%, 10/15/12	65,205
Caa2		175	9.875%, 10/15/14	180,250
B3		125	Graphic Packaging International Corp., Sr. Sub. Notes, 9.50%, 8/15/13	128,125
B1		175	Greif Brothers Corp., Gtd., Sr. Sub. Notes, 8.875%, 8/1/12	189,875
B2	EUR	150	Impress Group BV (Netherlands), Sr. Notes, 10.50%, 5/25/07	193,233
B1		140	Owens-Brockway Glass Containers, Sr. Sec’d. Notes, 8.75%, 11/15/12	152,775

				1,019,463

Paper 0.2%
Ba3		150	Abitibi-Consolidated Co. (Canada), Notes, 5.25%, 6/20/08	144,749
B2		125	Ainsworth Lumber Co Ltd. (Canada), Gtd. Notes, 7.25%, 10/1/12	119,687
B2		25	Sr. Notes, 6.75%, 3/15/14	22,938
B2		100	Cellu Tissue Holdings, Inc., Sec’d. Notes, 9.75%, 3/15/10	101,500
Ba3		100	Georgia-Pacific Corp., Sr. Notes, 7.50%, 5/15/06	102,000
Ba3		45	8.125%, 5/15/11	50,513
Ba3		80	8.875%, 5/15/31	100,000
B2		25	Jefferson Smurfit Corp., Gtd. Notes, 8.25%, 10/1/12	25,188
B2		100	7.50%, 6/1/13	96,250

See Notes to Financial Statements.

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Moody’s Rating (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

Caa1	$25	Mercer International, Inc., Sr. Notes, 9.25%, 2/15/13	$20,938
B2	100	Millar Western Forest, Inc., Sr. Notes, 7.75%, 11/15/13	95,000
B3	90	Tembec Industries, Inc., Gtd. Notes, 7.75%, 3/15/12	69,075

			947,838

Pipelines & Other 0.5%
Ba3	175	Chesapeake Energy Corp., Sr. Notes, 6.375%, 6/15/15	179,813
Ba3	125	6.875%, 1/15/16	129,688
Caa1	125	EL Paso Corp., Notes, 7.875%, 6/15/12	131,250
Caa1	55	Sr. Notes, 7.00%, 5/15/11	55,825
Caa1	375	7.80%, 8/1/31 M.T.N.	378,749
B1	125	EL Paso Natural Gas Co., Bonds, 8.375%, 6/15/32	147,489
B3	275	EL Paso Production Holding Co., Gtd. Notes, 7.75%, 6/1/13	291,843
B1	50	Inergy L.P., Sr. Notes, 6.875%, 12/15/14	49,000
Ba2	75	Pacific Energy Partners L.P., Sr. Notes, 7.125%, 6/15/14	79,313
B1	50	Southern Natural Gas, Inc., Notes, 8.875%, 3/15/10	54,559
B1	155	Tennessee Gas Pipeline Co., Debs., 7.00%, 3/15/27 - 10/15/28	161,419
B1	155	7.625%, 4/1/37	169,920
B3	55	TransMontaigne, Inc., Sr. Sub. Notes, 9.125%, 6/1/10	58,575
B1	175	Williams Cos., Inc., Sr. Notes, 7.125%, 9/1/11	190,749
B1	125	7.625%, 7/15/19	142,500
B1	95	8.125%, 3/15/12	109,250

			2,329,942

Restaurants
B2	125	Landry’s Restaurants, Inc., Gtd. Notes, 7.50%, 12/15/14	123,593

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Allocation Fund	49

Portfolio of Investments

as of July 31, 2005 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

Retailers 0.1%
Ba2		$25	AutoNation, Inc., Sr. Notes, 9.00%, 8/1/08	$27,563
B1		100	Group 1 Automotive, Inc., Sr. Sub. Notes, 8.25%, 8/15/13	102,249
Ba2		25	J.C. Penney Co., Inc., Debs., 7.65%, 8/15/16	28,502
B3		90	Jean Coutu Group, Inc. (Canada), Sr. Sub. Notes, 8.50%, 8/1/14	89,213
Ba2		30	Toys R Us, Inc., 7.875%, 4/15/13	26,550

				274,077

Services Cyclical – Business Services
			Great Lakes Dredge & Dock Corp.,
Caa3		40	7.75%, 12/15/13	34,200
Caa1		75	Iron Mountain, Inc., Sr. Sub. Notes, 8.625%, 4/1/13	78,750

				112,950

Services Cyclical – Distribution/Logistics 0.1%
Caa1	EUR	250	Ray Acquisition SCA (France), Sr. Notes, 9.375%, 3/16/15	303,111

Services Cyclical – Rental Equipment
			United Rentals North America, Inc., Gtd. Notes,
B1		25	6.50%, 2/15/12	24,313
			Sr. Sub. Notes,
B2		50	7.75%, 11/15/13	48,750

				73,063

Technology 0.2%
Ba2		75	Flextronics International Ltd. (Singapore), Sr. Sub. Notes, 6.25%, 11/15/14	74,250
Ba2		50	Freescale Semiconductor, Inc., Sr. Notes, 6.875%, 7/15/11	52,750

See Notes to Financial Statements.

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Moody’s Rating (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

B3	$25	Nortel Networks, Corp., Notes, 6.125%, 2/15/06	$25,063
Ba2	115	Sanmina-SCI Corp., Sr. Sec’d. Notes, 10.375%, 1/15/10	127,650
Ba2	125	Seagate Technology HDD Holdings, Gtd. Notes, 8.00%, 5/15/09	132,969
B3	250	Sungard Data Systems, Sr. Unsec’d. Notes, Series 144A 9.125%, 8/15/13	259,687
Ba1	100	Unisys Corp., Sr. Notes, 8.125%, 6/1/06	102,250
Ba2	100	Xerox Corp., Sr. Notes, 7.625%, 6/15/13	106,750

			881,369

Technology – Software/Services 0.1%
B3	225	UGS Corp., Gtd. Notes, 10.00%, 6/1/12	249,750

Telecommunications 0.6%
Caa1	100	Alamosa Delaware, Inc., Gtd. Notes, 11.00%, 7/31/10	114,000
		Sr. Notes,
Caa1	125	8.50%, 1/31/12	135,312
B3	125	American Tower Corp., Sr. Notes, 7.50%, 5/1/12	132,499
Ba1	86	AT&T Corp., Sr. Notes, 9.05%, 11/15/11	98,148
B3	125	Centennial Communications Corp., Sr. Notes, 8.125%, 2/1/14	134,062
B3	50	Cinncinati Bell, Inc., Sr. Notes, 8.375%, 1/15/14	51,500
Ba3	250	Citizens Communications Co., Notes, 9.25%, 5/15/11	279,374
		Sr. Notes,
Ba3	85	6.25%, 1/15/13	82,663
B2	25	Dobson Cellular Systems, Sec’d. Notes, 7.96%, 11/1/11(f), F.R.N.	26,063

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Allocation Fund	51

Portfolio of Investments

as of July 31, 2005 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

A1	$125	Dobson Communications Corp., Sr. Notes, 8.875%, 10/1/13	$124,688
B1	55	Eircom Funding (Ireland), Sr. Notes, 8.25%, 8/15/13	58,850
B2	70	MCI, Inc., Sr. Notes, 6.908%, 5/1/07	70,875
B2	101	7.688%, 5/1/09	105,293
Ba3	125	Nextel Communications, Inc., Sr. Notes, 5.95%, 3/15/14	129,219
B2	125	PanAmSat Corp., Series WI, Gtd. Notes, 9.00%, 8/15/14	138,124
	125	Qwest Capital Funding, Inc., Gtd. Notes, 7.00%, 8/3/09	122,813
		Gtd. Notes,
Caa2	100	7.25%, 2/15/11	96,751
Ba3	225	Qwest Corp., Sr. Notes, 7.875%, 9/1/11	234,562
Caa1	186	Qwest Services Corp., Sec’d. Notes, 13.50%, 12/15/10	213,899
Ba3	65	Rogers Wireless Communications, Inc. (Canada), Sec’d. Notes, 9.625%, 5/1/11	76,213
B2	25	8.00%, 12/15/12	26,938
Ba3	25	7.50%, 3/15/15	27,313
B2	25	U.S. Unwired, Inc., Series B, Sec’d. Notes, 7.66%, 6/15/10(f), F.R.N.	25,938

			2,505,097

Telecommunications – Satellites
		Intelsat Bermuda Ltd., Sr. Notes,
B1	150	8.25%, 1/15/13	156,750

Textile & Apparel
Caa3	90	Levi Strauss & Co., Sr. Notes, 12.25%, 12/15/12	101,025
Caa1	75	Propex Fabrics, Inc., Gtd. Notes, 10.00%, 12/1/12	72,375

			173,400

See Notes to Financial Statements.

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Moody’s Rating (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

Transportation
			Stena AB (Sweden), Sr. Notes,
Ba2		$75	7.50%, 11/1/13	$75,656

Transportation Infrastructure
B2		63	Progress Rail Services Corp., Sr. Notes, Series 144A, 7.75%, 4/1/12	64,418

			Total corporate bonds (cost $31,099,828)	32,004,543

CONVERTIBLE BONDS

Conglomerates
Baa3		20	Tyco International Group SA (Luxembourg), Gtd. Notes, 3.125%, 1/15/23	28,650

Technology
B3		40	Nortel Networks Corp. (Canada), Sr. Notes, 4.25%, 9/1/08	37,350

			Total convertible bonds (cost $53,222)	66,000

FOREIGN GOVERNMENT SECURITIES 1.5%
B1		70	Brazilian Government Bonds, 10.00%, 8/7/11	79,101
B1		1,300	11.00%, 1/11/12 - 8/17/40	1,528,800
B1		60	8.25%, 1/20/34	57,180
Aaa	EUR	300	French Government Bonds, 4.00%, 4/25/55	380,392
Aaa	EUR	600	German Government Bonds, 6.50%, 7/4/27	1,032,487
Aa2	JPY	54,000	Italian Government Bonds, 3.80%, 3/27/08	525,400
Ba1		200	Panamanian Government Bonds, 9.625%, 2/8/11	239,500
Baa3		1,250	Russian Government Bonds, 5.00%, 3/31/30	1,386,000

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Allocation Fund	53

Portfolio of Investments

as of July 31, 2005 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

Aaa	GBP	200	United Kingdom Treasury Bonds, 5.75%, 12/7/09	$372,779
Aaa	GBP	400	4.75%, 6/7/10	719,132

			Total foreign government securities (cost $6,091,311)	6,320,771

MUNICIPAL BONDS 0.8%
Aa2		500	Arizona Agriculture Improvement & Power District, Salt River Project, Ser. B, 4.75%, 1/1/32	507,480
Aa2		400	Florida State Board of Education, 5.00%, 6/1/32	420,320
Aaa		200	Georgia State Thruway Authority Rev., 5.00%, 3/1/21	212,292
Baa2		250	Golden State Tobacco Settlement Rev., Ser. 2003-A-1, 6.25%, 6/1/33	278,265
Aaa		250	Massachusetts St. Water Resources Authority., Ser. J, 5.00%, 8/1/32	260,320
Aaa		400	San Antonio Texas Water Rev., 5.00%, 5/15/25	418,452
Aaa		200	South Carolina St. Hwy., Ser. B, 5.00%, 4/1/17	215,104
Aaa		600	South Central Connecticut Regional Water Authority, 5.00%, 8/1/26	640,746

Baa2		250	Tobacco Settlement Financing Corp., New Jersey, 6.375%, 6/1/32	291,065
Baa2		300	6.00%, 6/1/37	327,648

			Total municipal bonds (cost $3,275,064)	3,571,692

See Notes to Financial Statements.

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Moody’s Rating (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

U.S. GOVERNMENT AND AGENCY SECURITIES 24.4%
	$711	Federal Home Loan Mortgage Corp., Ser. 2535, Class DT, 6.00%, 8/1/06 - 9/1/22	$732,631
		Ser. 119, Class H,
	87	7.50%, 1/15/21	87,048
		Ser. 2266, Class F,
	12	3.84%, 11/15/30(f), F.R.N.	12,189
		Federal National Mortgage Association,
	384	5.94%, 11/1/11	406,166
	34,405	5.50%, 7/1/14 - 9/1/34	34,607,710
	75	6.00%, 3/1/17	77,425
	147	5.00%, 2/1/19	147,202
	14,401	4.00%, 5/1/19 - 6/1/20	13,899,113
	22	3.71%, 10/18/30(f), F.R.N.	22,277
	366	6.50%, 3/1/33	378,627
	766	4.50%, 8/1/33	735,398
	209	5.227%, 9/1/34(f), F.R.N.	209,522
	488	3.50%, 7/25/35	486,857
	133	4.323%, 5/1/36(f), F.R.N.	134,698
	741	6.30%, 10/17/38	802,315
		Government National Mortgage Association,
	13	3.75%, 9/20/22(f), F.R.N.	12,960
	21	4.125%, 10/20/27(f), F.R.N.	20,875
	34	4.00%, 11/20/29(f), F.R.N.	34,305
	60	3.91%, 2/16/30(f), F.R.N.	60,790
	22	8.50%, 5/20/30 - 4/20/31	23,963
	193	5.50%, 1/15/32	195,527
	70	4.50%, 8/15/33	67,970
		United States Inflation Index Bonds,(d)
	2,407	3.625%, 1/15/08	2,522,439
	3,244	3.00%, 7/15/12	3,495,738

	1,368	2.00%, 1/15/14	1,382,622
	1,120	1.625%, 1/15/15	1,094,963
		United States Treasury Bonds,(d)
	300	3.375%, 10/15/09	291,082
	1,750	6.50%, 2/15/10 - 11/15/26	2,043,565

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Allocation Fund	55

Portfolio of Investments

as of July 31, 2005 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

	$1,700	4.25%, 11/15/14	$1,694,886
	2,300	8.125%, 8/15/19	3,163,399
	200	7.125%, 2/15/23	261,773
	600	6.625%, 2/15/27	769,477
		United States Treasury Notes,(d)
	800	3.125%, 1/31/07	790,062
	10,700	3.625%, 7/15/09	10,503,559
	10,100	3.375%, 9/15/09	9,810,413
	2,000	4.00%, 3/15/10 - 4/15/10	1,986,953
	7,100	4.875%, 2/15/12	7,385,108
	500	4.25%, 8/15/14	498,926
	1,150	6.25%, 8/15/23	1,386,693
	1,700	6.00%, 2/15/26	2,024,328
		United States Treasury Strips, P/O,
	1,550	11/15/16 - 2/15/22	765,964

		Total U.S. government and agency securities (cost $105,532,988)	105,027,518

	Units

WARRANTS (a)
	333	GenTek, Inc., Class B, expires 10/31/08	832
	162	Class C, expires 10/31/10	405
	1,525	McLeod USA, Inc., expires 4/16/07	9

		Total warrants
		(cost $0)	1,246

		Total long-term investments (cost $394,714,187)	426,666,938

	Principal Amount (000)#

SHORT-TERM INVESTMENTS 4.3%

U.S. GOVERNMENT SECURITY
		United States Treasury Bill,
	$210	2.94%, 9/15/05 (cost $209,229)	209,209

COMMERCIAL PAPER 0.1%
		Carolina Power & Light,
P1	500	3.67%, 10/11/05 (cost $496,381)	496,230

See Notes to Financial Statements.

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Moody’s Rating (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

FOREIGN GOVERNMENT SECURITIES 1.4%
		Dutch Treasury Bill,
	EUR 2,600	2.00%, 9/30/05(c)	$3,141,906
		French Treasury Bill,
	EUR 2,250	1.99%, 9/8/05(c)	2,721,791

		Total foreign government securities (cost $5,827,796)	5,863,697

	Shares

MUTUAL FUND 2.8%
		Dryden Core Investment Fund—Taxable Money Market Series(g)
	11,977,746	(cost $11,977,746; Note 3)	11,977,746

		Total short-term investments (cost $18,511,152)	18,546,882

	Contracts/ Notional Amount (000)#
OUTSTANDING OPTIONS PURCHASED

Put Options
	$20	Euro Futures, expiring 9/19/05 @ 93.75	125
	47	Euro Futures, expiring 9/19/05 @ 94.75	588
	21	Euro Futures, expiring 9/19/05 @ 95.375	131
	154	Euro Futures, expiring 12/19/05 @ 93.75	962
	30	Euro Futures, expiring 12/19/05 @ 94	188
	50	Euro Futures, expiring 3/13/06 @ 92.50	625

			2,619

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Allocation Fund	57

Portfolio of Investments

as of July 31, 2005 Cont’d.

Moody’s Rating (Unaudited)	Contracts/ Notional Amount (000)#	Description	Value (Note 1)

SWAP OPTIONS

Call Options
	$600	Swap Option 3 Month LIBOR, expiring 4/27/09 @ 5.75%	$79,181

Put Options
	600	Swap Option 3 Month LIBOR, expiring 4/27/09 @ 6.25%	15,840

			95,021

		Total outstanding options purchased (cost $77,129)	97,640

		Total Investments, Before Outstanding Options Written and Securities Sold Short 103.4% (cost $413,302,468; Note 5)	445,311,460

OUTSTANDING OPTIONS WRITTEN

Put Options
	5	90 Day GBP, Expiring 12/21/05 @ 94.25	(55)

SWAP OPTIONS

Call Options
	1,400	Swap Option CDX, expiring 9/20/05 @ 0.65	(7,964)
	5,900	Swap Option 3 Month LIBOR, expiring, 9/23/05 @ 4.0%	(496)
	1,700	Swap Option 3 Month LIBOR, expiring 7/07/06 @ 4.0%	(8,100)

			(16,560)

Put Options
	3,300	Swap Option 3 Month LIBOR, expiring, 9/23/05 @ 7.0%	0
	1,700	Swap Option 3 month LIBOR, expiring 7/03/06 @ 6.0%	(4,904)

See Notes to Financial Statements.

58	Visit our website at www.strategicpartners.com

Moody’s Rating (Unaudited)	Contracts/ Notional Amount (000)#	Description	Value (Note 1)

	$1,400	Swap Option CDX, expiring 7/03/06 @ 0.85	$(5)

			(4,909)

			(21,469)

		Total outstanding options written (premiums received $239,985)	(21,524)

SECURITIES SOLD SHORT (3.9)%

	Principal Amount (000)#

U.S. Government and Agency Securities
		Federal National Mortgage Association,
	5,500	5.50%, 8/1/31	(5,527,500)
	500	6.50%, 8/1/34	(517,188)
		United States Treasury Notes,
	800	3.375%, 8/11/05	(777,062)
	1,000	6.00%, 8/15/09	(1,068,984)
	4,600	4.875%, 2/15/12	(4,784,718)
	4,200	4.25%, 11/15/14	(4,187,366)

		Total securities sold short (proceeds $17,024,886)	(16,862,818)

		Total Investments, net of outstanding options written and securities sold (h) 99.5% (cost $396,037,597)	$428,427,118
		Assets in excess of other liabilities (i) 0.5%	2,098,491

		Net Assets 100.0%	$430,525,609

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.

ADR—American Depository Receipt

EUR—Euro Dollar

F.R.N—Floating Rate Note

GBP—Great British Pounds

JPY—Japanese Yen

M.T.N—Medium Term Note

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Allocation Fund	59

Portfolio of Investments

as of July 31, 2005 Cont’d.

NR—Not Rated by Moody’s or Standard & Poor’s

P/O—Principal Only Securities

#	Principal Amount in U.S. Dollars unless otherwise indicated.

The Fund’s current Prospectus contains a descriptions of Moody’s and Standard & Poor’s ratings.

(a)	Non-income producing security.
(b)	Represents issuer in default on interest payments, non-income producing security.
(c)	Percentage quoted represents yield-to-maturity as of purchase date.
(d)	Securities with an aggregate market value of $51,105,986 have been segregated with the custodian to cover margin requirements for open futures contracts at July 31,2005.
(e)	S&P rating.
(f)	Floating rate note. The coupon is indexed to a floating interest rate, the rate shown is the rate at July 31, 2005.
(g)	Prudential Investments LLC, the manager of the Fund, also manages Dryden Core Investment Fund—Taxable Money Market Series.
(h)	As of July 31, 2005, 56 securities representing $530,989 and 0.1% of the total market value were fair valued in accordance with the policies adopted by the Board of Directors.
(i)	Includes net unrealized appreciation on futures, foreign currency contracts and swaps of $773,571.

Open futures contracts outstanding at July 31, 2005:

Number of Contracts	Type	Expiration Date	Value at July 31, 2005	Value at Trade Date	Unrealized Depreciation

Long Positions
135	90 Day Euro	Dec. 2005	$32,310,563	$32,407,375	$(96,812)
23	90 Day Euro	Sept. 2005	5,521,437	5,522,875	(1,438)
13	10yr. Euro-Bund	Sept. 2005	1,930,030	1,933,209	(3,179)
2	90 Day Euro	Mar. 2006	478,150	480,675	(2,525)

					$(103,954)

Short Positions
153	5yr US T-Note	Sept. 2005	$16,402,078	$16,709,430	$307,352

Foreign currency exchange contracts outstanding at July 31, 2005:

Purchase Contracts	Notional Amount	Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Japanese Yen,
Expiring 8/12/05	184,920,000	$1,656,715	$1,644,830	$(11,885)
Australian Dollar,
Expiring 8/2/05	11,226	8,485	8,498	13
Pound Sterling,
Expiring 8/2/05	24,918	43,767	43,795	28

		$1,708,967	$1,697,123	$(11,844)

See Notes to Financial Statements.

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Sale Contracts	Notional Amount	Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Euros,
Expiring 10/21/05	2,500,000	$3,268,000	$3,031,111	$236,889
Expiring 8/12/05	1,133,974	1,457,022	1,374,881	82,141
Expiring 12/02/05	550,000	681,659	666,844	14,815
Expiring 8/25/05	7,510,000	9,134,638	9,105,458	29,180
Expiring 8/1/05	4,265	5,157	5,171	(14)
Japanese Yen,
Expiring 8/12/05	11,200,000	99,801	99,622	179
Mexican Nuevo Peso,
Expiring 12/06/05	14,600,000	1,305,670	1,377,879	(72,209)
Pound Sterling,
Expiring 12/05/05	1,500,000	2,699,775	2,636,343	63,432
Expiring 8/30/05	623,000	1,096,249	1,094,961	1,288
Swiss Franc,
Expiring 8/2/05	269,502	207,773	209,152	(1,379)

		$19,955,744	$19,601,422	$354,322

Interest swap agreements outstanding at July 31, 2005:

The Fund entered into interest rate swap agreements during the year ended July 31, 2005. Details of the interest rate swap agreements outstanding as of July 31, 2005 were as follows:

Counterparty	Termination Date	Notional Amount (000)		Fixed Rate	Floating Rate	Unrealized Appreciation (Depreciation)
Goldman Sachs(a)	12/15/2007	USD	2,000	4.00%	3 Month LIBOR	$12,449
Goldman Sachs(a)	12/15/2007	USD	7,400	4.00%	3 Month LIBOR	(46,060)
Greenwich Capital(b)	12/15/2010	USD	1,200	4.00%	3 Month LIBOR	(17,722)
Merrill Lynch & Co.(a)	12/15/2014	EUR	3,300	4.00%	6 Month LIBOR	(24,637)
Bank of America Securities LLC(a)	12/15/2015	USD	2,300	5.00%	3 Month LIBOR	71,152
Morgan Stanley Capital Services(b)	12/15/2010	USD	400	4.00%	3 Month LIBOR	(5,908)
Barclay’s Capital(a)	12/15/2014	EUR	1,500	4.00%	6 Month LIBOR	1,326
Barclay’s Capital(a)	6/18/2034	GBP	600	5.00%	6 Month LIBOR	1,450
JP Morgan(b)	3/15/2032	EUR	1,100	6.00%	6 Month EBOR	114,060
Barclay’s Capital(b)	9/15/2010	GBP	1,200	5.00%	6 Month LIBOR	5,665
JP Morgan(b)	6/18/2034	EUR	700	6.00%	6 Month LIBOR	106,346
Bank of America Securities LLC(b)	12/15/2010	USD	1,700	4.00%	3 Month LIBOR	(28,893)
Bank of America Securities LLC(b)	6/15/2035	USD	700	6.00%	3 Month LIBOR	46,226
Goldman Sachs(b)	12/15/2010	USD	2,700	4.00%	3 Month LIBOR	(45,804)

						$189,650

(a)	Fund pays the fixed rate and receives the floating rate.
(b)	Fund pays the floating rate and receives the fixed rate.

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Allocation Fund	61

Portfolio of Investments

as of July 31, 2005 Cont’d.

The Fund entered into credit default swap agreements during the year ended July 31, 2005.

Details of the credit default swap agreements outstanding as of July 31, 2005 were as follows:

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Underlying Bond	Unrealized Appreciation (Depreciation)
Morgan Stanley & Co. Inc.(a)	12/20/2008	200	0.26%	Allstate 6.125%, 2/15/12	$(962)
Merrill Lynch & Co.(a)	12/20/2008	100	0.32%	Ingersoll 6.48%, 6/1/25	(433)
Morgan Stanley & Co. Inc.(a)	12/20/2008	100	0.21%	Emerson 4.625%, 10/15/12	(103)
Barclay’s Bank PLC(a)	12/20/2008	200	0.16%	Eli Lilly 6.00%, 3/15/12	(507)
Bank of America Securities LLC(a)	12/20/2008	100	0.13%	E.I. Dupont 6.875%, 10/15/09	(113)
Bear Stearns & Co.(a)	12/20/2008	100	0.32%	Hewlett Packard 6.50%, 7/12/12	(392)
Lehman Brothers Inc.(a)	12/20/2008	100	0.11%	Johnson 3.80%, 5/15/13	(143)
Lehman Brothers Inc.(a)	12/20/2008	100	0.12%	Home Depot 5.375%, 4/01/06	(36)
Citigroup Global Partners Inc.(a)	12/20/2008	100	0.29%	Fedex 7.25%, 2/15/11	(178)
Lehman Brothers Inc.(a)	12/20/2008	100	0.29%	Whirlpool 8.60%, 5/1/10	692
Citigroup Global Partners Inc.(a)	12/20/2008	100	0.28%	Eaton 5.75%, 7/15/12	(206)
Citigroup Global Partners Inc.(a)	12/20/2008	300	0.14%	Wal-Mart 6.875%, 8/10/09	(505)
UBS Warburg LLC(a)	12/20/2008	200	0.35%	AutoZone 5.875%, 10/15/12	525
Lehman Brothers Inc.(a)	12/20/2008	100	0.30%	Masco 5.875%, 7/15/12	(189)
Lehman Brothers Inc.(a)	12/20/2008	100	0.35%	RadioShack 7.375%, 5/15/11	1,078
Barclay’s Bank PLC(a)	12/20/2008	100	0.67%	Walt Disney 6.375%, 3/1/12	(1,609)
Lehman Brothers Inc.(a)	12/20/2008	100	0.48%	Northrop 7.1425%, 2/15/11	(1,101)
Lehman Brothers Inc.(a)	12/20/2008	100	0.53%	Lockheed 8.20%, 12/1/09	(1,317)

See Notes to Financial Statements.

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Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Underlying Bond	Unrealized Appreciation (Depreciation)
Lehman Brothers Inc.(a)	12/20/2008	100	0.97%	Goodrich 7.625%, 12/15/12	$(2,043)
Lehman Brothers Inc.(a)	6/20/2009	500	0.40%	Peoples Republic of China 6.80% 05/23/11	(3,396)
Merrill Lynch & Co.(b)	3/20/2007	400	0.61%	Russian Federation 5.00%, 03/31/30	1,862
Goldman Sachs(b)	6/20/2010	3,900	0.40%	Dow Jones CDX NA.IG.4	7,272
Bank of America Securities LLC(b)	6/20/2010	2,000	0.40%	Dow Jones CDX NA.IG.4 Version 4	23,939
Barclay’s Bank PLC(b)	6/20/2010	400	0.40%	Dow Jones CDX NA.IG Series 4	2,087
Bear Stearns & Co.(b)	6/20/2010	1,800	0.40%	Dow Jones CDX NA.IG.4	9,192
Credit Suisse First Boston(b)	9/7/2005	100	0.55%	Russian Federation 5.00%, 3/31/30	100
UBS Warburg LLC(b)	9/20/2006	200	1.80%	General Motors Accept. Corp. 6.875%, 8/28/12	1,175
Morgan Stanley & Co. Inc.(b)	9/20/2006	100	1.75%	General Motors Accept. Corp.	571
UBS Warburg LLC(b)	9/20/2006	300	1.71%	General Motors Accept. Corp. 6.875%, 8/28/12	1,371
Morgan Stanley & Co. Inc.(b)	9/20/2006	200	1.71%	General Motors Accept. Corp.	904
Morgan Stanley & Co. Inc.(b)	9/20/2006	100	1.75%	General Motors Accept. Corp.	510

					$38,045

(a)	Fund pays the fixed rate and receives from the counterparty par in the event that the underlying bond defaults.
(b)	Fund receives the fixed rate and pays the counterparty par in the event that the underlying bond defaults.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of July 31, 2005 were as follows:

U.S. Government & Agency Securities	24.4%
Short-Term Securities	4.3
Commercial Banks	3.9
Insurance	3.5
Oil, Gas & Consumable Fuels	3.3
Pharmaceuticals	3.3
Health Care Providers & Services	3.0
Hotels, Restaurants & Leisure	2.3
Diversified Financial Services	2.0

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Allocation Fund	63

Portfolio of Investments

as of July 31, 2005 Cont’d.

Capital Markets	1.9%
Commercial Services & Supplies	1.7
Media	1.7
Electric Utilities	1.6
Household Durables	1.6
Aerospace & Defense	1.5
Foreign Government Securities	1.5
Software	1.5
Chemicals	1.4
Colleralized Mortgage Obligation	1.4
Food & Staples Retailing	1.4
Computers & Peripherals	1.3
Real Estate Investment Trust	1.3
Industrial Conglomerates	1.2
Machinery	1.2
Specialty Retail	1.2
Biotechnology	1.1
Communications Equipment	1.1
Energy Equipment & Services	1.1
Telecommunications	1.1
Thrifts & Mortgage Finance	1.1
Consumer Finance	1.0
Diversified Telecommunication Services	0.9
Food Products	0.9
Household Products	0.9
IT Services	0.9
Semiconductor & Semiconductor Equipment	0.9
Automobiles	0.8
Municipal Bonds	0.8
Tobacco	0.8
Electronic Equipment & Instruments	0.7
Health Care Equipment & Supplies	0.7
Internet Software & Services	0.7
Retail	0.7
Electric	0.6
Health Care & Pharmaceutical	0.6
Metals & Mining	0.6
Media & Entertainment	0.5
Multiline Retail	0.5
Multi-Utilities	0.5
Pipelines & Other	0.5
Road & Rail	0.5
Air Freight & Logistics	0.4
Automotive	0.4
Gaming	0.4
Independent Power Producers & Energy Traders	0.4
Non Captive Finance	0.4
Textiles, Apparel & Luxury Goods	0.4
Wireless Telecommunication Services	0.4
Apparel	0.3
Asset-Backed Securities	0.3
Beverages	0.3
Building & Construction	0.3

See Notes to Financial Statements.

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Capital Goods	0.3%
Construction Materials	0.3
Energy-Other	0.3
Internet	0.3
Transportation Infrastructure	0.3
Auto Components	0.2
Automobiles & Parts	0.2
Building Products	0.2
Cable	0.2
Exchange Traded Funds	0.2
Foods	0.2
Leisure Equipment & Products	0.2
Lodging	0.2
Metals	0.2
Packaging	0.2
Paper	0.2
Paper & Forest Products	0.2
Technology	0.2
Airlines	0.1
Banking	0.1
Building Materials & Construction	0.1
Conglomerates	0.1
Construction & Engineering	0.1
Distributors	0.1
Environmental	0.1
Gas Utilities	0.1
Marine	0.1
Retailers	0.1
Services Cyclical – Distribution/Logistics	0.1
Technology – Software/Services	0.1
Trading Companies & Distributors	0.1
Water Utilities	0.1
Building Materials – Fixtures & Fittings	0.0	*
Consumer	0.0	*
Consumer Products – Household & Leisure	0.0	*
Consumer Products – Industrial	0.0	*
Consumer Products – Non-Durable	0.0	*
Containers & Packaging	0.0	*
Diversified Consumer Services	0.0	*
Energy – Coal	0.0	*
Entertainment & Leisure	0.0	*
Machinery	0.0	*
Mining	0.0	*
Outstanding Options Purchased	0.0	*
Outstanding Options Written	0.0	*
Restaurants	0.0	*
Services Cyclical – Business Services	0.0	*
Services Cyclical – Rental Equipment	0.0	*
Telecommunications – Satellites	0.0	*
Transportation	0.0	*
Securities Sold Short	(3.9)

	99.5
Other assets in excess of liabilities	0.5

	100.0%

*	Amount represents less than 0.1% of net assets.

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Allocation Fund	65

Statement of Assets and Liabilities

as of July 31, 2005

Assets
Investments, at value:
Unaffiliated investments (cost $401,324,722)	$433,333,714
Affiliated investments (cost $11,977,746)	11,977,746
Cash	9,247,761
Foreign currency, at value (cost $1,967,549)	1,983,981
Receivable for investments sold	14,651,221
Interest and dividends receivable	1,698,395
Receivable for Fund shares sold	678,341
Unrealized appreciation on forward foreign currency contracts	427,965
Unrealized appreciation on swap agreements	409,952
Premium paid for interest rate swap agreements	182,902
Tax reclaim receivable	78,537
Receivable from broker—variation margin	32,482
Prepaid expenses	7,318

Total assets	474,710,315

Liabilities
Payable for investments purchased	24,386,045
Securities sold short, at fair value (proceeds $17,024,886)	16,862,818
Accrued expenses and other liabilities	802,224
Premium received for interest rate swap agreements	602,848
Payable for Fund shares reacquired	586,808
Distribution fee payable	287,852
Management fee payable	271,238
Unrealized depreciation on swap agreements	182,257
Transfer agent fee payable	85,746
Unrealized depreciation on forward foreign currency contracts	85,487
Outstanding options written (premiums received $239,985)	21,524
Deferred Trustees’ fees	9,859

Total liabilities	44,184,706

Net Assets	$430,525,609

Net assets were comprised of:
Shares of beneficial interest, at par	$34,360
Paid-in capital, in excess of par	365,338,482

365,372,842
Undistributed net investment income	279,596
Accumulated net realized gain on investments and foreign currency transactions	31,699,911
Net unrealized appreciation on investments and foreign currencies	33,173,260

Net assets, July 31, 2005	$430,525,609

See Notes to Financial Statements.

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Class A:
Net asset value and redemption price per share ($103,989,045 ÷ 8,277,129 shares of beneficial interest issued and outstanding)	$12.56
Maximum sales charge (5.50% of offering price)	0.73

Maximum offering price to public	$13.29

Class B:
Net asset value, offering price and redemption price per share ($193,794,861 ÷ 15,481,970 shares of beneficial interest issued and outstanding)	$12.52

Class C:
Net asset value, offering price and redemption price per share ($116,892,716 ÷ 9,338,097 shares of beneficial interest issued and outstanding)	$12.52

Class M:
Net asset value offering price and redemption price per share ($4,233,257 ÷ 338,810 shares of beneficial interest issued and outstanding)	$12.49

Class R:
Net asset value, offering price and redemption price per share ($2,751 ÷ 219 shares of beneficial interest issued and outstanding)	$12.56

Class X:
Net asset value, offering price and redemption price per share ($2,283,923 ÷ 182,457 shares of beneficial interest issued and outstanding)	$12.52

Class Z:
Net asset value, offering price and redemption price per share ($9,329,056 ÷ 741,431 shares of beneficial interest issued and outstanding)	$12.58

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Allocation Fund	67

Statement of Operations

Year Ended July 31, 2005

Net Investment Income
Income
Unaffiliated interest (net of foreign withholding taxes of $4,404)	$5,826,139
Unaffiliated dividends (net of foreign withholding taxes of $160,480)	3,667,719
Affiliated dividends	320,428

Total Income	9,814,286

Expenses
Management fee	2,961,051
Distribution fee—Class A	227,575
Distribution fee—Class B	1,841,973
Distribution fee—Class C	1,084,337
Distribution fee—Class M	18,107
Distribution fee—Class R	11
Distribution fee—Class X	9,079
Transfer agent’s fees and expenses (including affiliated expense of $467,944)	569,000
Custodian's fees and expenses	392,000
Reports to shareholders	135,000
Registration fees	88,000
Legal fees	27,000
Audit fee	17,000
Trustees’ fees and expenses	12,000
Miscellaneous	39,656

Total Expenses	7,421,789

Net Investment Income	$2,392,497

Net Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	$48,141,958
Financial futures contracts	114,481
Options written	330,961
Short sales	(27,871)
Swaps	114,172
Foreign currency transactions	410,981

49,084,682

Net change in unrealized appreciation (depreciation) on:
Investments	4,241,300
Financial futures contracts	(25,866)
Options written	73
Short sales	159,542
Swaps	148,051
Foreign currencies	259,612

4,782,712

Net gain on investments	53,867,394

Net Increase In Net Assets Resulting From Operations	$56,259,891

See Notes to Financial Statements.

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Statement of Changes

	Year Ended July 31,
	2005	2004
Increase (Decrease) In Net Assets
Operations
Net investment income	$2,392,497	$1,984,672
Net realized gain on investments and foreign currency transactions	49,084,682	24,356,612
Net change in unrealized appreciation on investments and foreign currencies	4,782,712	6,702,805

Net increase in net assets resulting from operations	56,259,891	33,044,089

Dividends and Distributions (Note 1)
Dividends from net investment income:
Class A	(1,168,585)	(955,286)
Class B	(967,627)	(879,791)
Class C	(570,205)	(525,020)
Class M	(10,176)	—
Class R	(29)	—
Class X	(4,257)	—
Class Z	(131,251)	(139,371)

Total dividends from net investment income	(2,852,130)	(2,499,468)

Fund share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	92,347,106	113,695,226
Net asset value of shares issued in reinvestment of distributions	2,630,803	2,301,177
Cost of shares reacquired	(76,285,181)	(62,423,425)

Net increase in net assets resulting from capital stock transactions	18,692,728	53,572,978

Total increase	72,100,489	84,117,599
Net Assets
Beginning of year (a)	358,425,120	274,307,521

End of year	$430,525,609	$358,425,120

(a) Includes undistributed net investment income of:	$279,596	$182,755

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Allocation Fund	69

Notes to Financial Statements

Strategic Partners Asset Allocation Funds (the “Trust”), is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company presently consisting of three portfolios: Strategic Partners Moderate Allocation Fund (the “Fund”) (formerly known as Strategic Partners Moderate Growth Fund), Strategic Partners Conservative Allocation Fund (formerly known as Strategic Partners Conservative Growth Fund) and Strategic Partners Growth Allocation Fund (formerly known as Strategic Partners High Growth Fund). These financial statements relate only to Strategic Partners Moderate Allocation Fund. The financial statements of the other portfolios are not presented herein. The Trust was organized as a business trust in Delaware on July 29, 1998.

The Fund uses investment managers (“Advisers”), each managing a portion of the Fund’s assets. The following Adviser changes occurred during the year (see chart below).

From	To	Fund Segment	Effective Date
Jennison Associates LLC	Hotchkis & Wiley Capital Management LLC JP Morgan Fleming Asset Management	Large-cap value stocks	April 13, 2005

Lazard Asset Management LLC	LSV Asset Management Thornburg Investment Management, Inc.	International stocks	April 13, 2005

Prudential Investment Management, Inc.	Goldman Sachs Asset Management LP	High yield bonds	April 13, 2005

Jennison Associates LLC	Marsico Capital Management, LLC Goldman Sachs Asset Management LP	Large-cap growth stocks	June 28, 2005

EARNEST Partners, LLC	EARNEST Partners, LLC Vaughan Nelson Investment Management, LP	Small/Mid-cap value stocks	July 11, 2005

Pacific Investment Management Company LLC	no change	Core fixed income bonds	Since inception

RS Investment Management, L.P.	no change	Small/Mid-cap growth stocks	November 20, 2002

The investment objective of the Fund is to provide capital appreciation and a reasonable level of current income. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity and fixed income securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or country.

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Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the Subadviser(s); to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange or at the last bid price in the absence of an asked price. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Certain fixed income securities for which daily market quotations are not readily available may be valued with reference to fixed income securities whose prices are more readily available, pursuant to guidelines established by the Board of Trustees. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with Board of Trustees’ approved fair valuation procedures. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset value.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Allocation Fund	71

Notes to Financial Statements

Cont’d

Short-term securities, which mature in sixty days or less, are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities, which mature in more than sixty days are valued at current market quotation.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current daily rates of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

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Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in the Statement of Assets and Liabilities as unrealized appreciation and/or depreciation on forward foreign currency contracts. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies, which the Fund currently owns or intends to purchase. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Allocation Fund	73

Notes to Financial Statements

Cont’d

premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written.

The Fund, as writer of an option, has no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Fund, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

When a Fund writes an option on a swap contract, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Short Sales: The Fund may make short sales of securities as a method of hedging potential price declines in similar securities owned. The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to

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pay a fee to borrow the particular securities and may be obligated to return any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received, respectively, and is presented in the Statement of Operations as net realized gain or loss on short sales.

Swaps: The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund enters into interest rate, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest and may involve payment/receipt of a premium at the time of initiation of the swap agreement. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in the net unrealized appreciation or depreciation on investments. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund’s basis in the swap and the proceeds of the closing transaction, including fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

Written options, futures contracts, forward foreign currency exchange contracts and swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

When-Issued/Delayed Delivery Securities: Securities purchased or sold on a when issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a fund enters into such transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Allocation Fund	75

Notes to Financial Statements

Cont’d

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount, on debt securities as required, is recorded on the accrual basis. Expenses are recorded on accrual basis.

Net investment income or loss (other than distribution fees, which are charged directly to respective class), unrealized and realized gains or losses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: Dividends from net investment income are declared and paid semi-annually. Distributions of net realized capital and currency gains, if any, annually.

Dividends and distributions to shareholders which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: It is the Fund’s intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Trust has a management agreement with PI. Pursuant to this agreement, PI manages the investment operations of the Fund, administers the Fund’s affairs and

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supervises the Subadvisers’ performance of all investment advisory services. Pursuant to the advisory agreements, PI pays the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .75 of 1% of the daily net assets up to $500 million, .70 of 1% of average daily net assets for the next $500 million and .65 of 1% of average daily net assets in excess of $1 billion. The effective management fee rate was .75 of 1% for the year ended July 31, 2005.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, B, C, M, R, X and Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, B, C, M, R and X shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1%, 1%, 1%, .75% of 1% and 1% of the average daily net assets of the Class A, B, C, M, R and X shares, respectively. Such expenses under the Plans were .25 of 1%, 1%, 1%, 1%, .50 of 1% and 1% of the average daily net assets of the Class A, B, C, M, R and X shares, respectively, for the year ended July 31, 2005.

PIMS has advised the Fund that it has received approximately $644,500 in front-end sales charges resulting from sales of Class A shares during the year ended July 31, 2005. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended July 31, 2005, it has received approximately $315,000, $28,000, $16,000 and $3,800 in contingent deferred sales charges imposed upon certain redemptions by Class B, Class C, Class M and Class X shareholders, respectively.

Jennison, PIMS, PIM and PI are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with two banks. For the period

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Allocation Fund	77

Notes to Financial Statements

Cont’d

August 1, 2004 through October 29, 2004, the SCA provided for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates. The Funds paid a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro-rata based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA was October 29, 2004. Effective October 29, 2004, the Funds entered into a revised credit agreement with two banks. The commitment under the revised credit agreement continues to be $500 million. The Funds pay a commitment fee of .075 of 1% of the unused portion of the revised credit agreement. The expiration of the revised SCA is October 28, 2005. The Fund did not borrow any amounts pursuant to the SCA during the year ended July 31, 2005.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI, and an indirect, wholly owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended July 31, 2005, the Fund incurred approximately $141,000 in total networking fees. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

For the year ended July 31, 2005, Wachovia Securities, an affiliate of PI, earned $2,530 and Prudential Equity Group, a wholly owned subsidiary of Prudential, earned $4,946 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

The Fund invests in the Taxable Money Market Series (the “Series”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. Earnings from the Series are disclosed on the Statement of Operations as affiliated dividends.

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Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments and U.S. government securities, for the year ended July 31, 2005, aggregated $779,076,648 and $728,334,387, respectively.

Transactions in call options written during the year ended July 31, 2005 were as follows:

Moderate Allocation	Number of Contracts/ Notional Amount	Premiums Received
Options outstanding at July 31, 2004	21,421	$301,079
Options written	3,423	270,637
Options closed	(22)	(5,168)
Options expired	(9,417)	(326,563)

Options outstanding at July 31, 2005	15,405	$239,985

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income and accumulated net losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to overdistribution of net investment income and accumulated net realized loss on investments. For the tax year ended July 31, 2005, the adjustments were to increase undistributed net investment income by $556,474, decrease accumulated net realized gain on investments by $608,176 and increase paid-in-capital by $51,702, due to differences in the treatment for books and tax purposes of certain transactions involving foreign securities and currencies, certain tax adjustments pertaining to the investments in Passive Foreign Investment Companies, reclass on premium amortization of interest rate swap, and differences between financial reporting and tax accounting. Net investment income, net realized losses and net assets were not affected by this change.

For the years ended July 31, 2005 and July 31, 2004, the tax character of dividends paid as reflected in the Statement of Changes of $2,852,130 and $2,499,468, respectively, was ordinary income. As of July 31, 2005, the accumulated undistributed earnings on a tax basis were $643,193 of ordinary income and $33,039,003 of long-term capital gains. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Allocation Fund	79

Notes to Financial Statements

Cont’d

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation (depreciation) as of July 31, 2005 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$414,435,574	$36,741,366	$(5,865,480)	$30,875,886	$604,544	$31,480,430

The difference between book basis and tax basis were primarily attributable to deferred losses on wash sales and passive foreign investment companies. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currency and mark to market of receivables, payables and swaps.

The Fund utilized approximately $14,541,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended July 31, 2005.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class M, Class R, Class X and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are subject to a CDSC of 5%, which decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase. Class M shares are generally closed to new purchases. Class M shares are subject to a CDSC of 6%, which decreases by 1% annually to 2% in the fifth and sixth years and 1% in the seventh year. Class M shares automatically convert to Class A shares approximately eight years after purchase. Class X shares are generally closed to new purchases. Class X shares are subject to a CDSC of 6%, which decreases by 1% annually to 4% in the third and fourth years, by 1% annually to 2% in the sixth and seventh years, and 1% in the eighth year. Class X shares automatically convert to Class A shares on a quarterly basis approximately ten years (eight years in the case of shares purchased prior to August 19, 1998) after purchase. An exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge

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and are offered exclusively for sale to a limited group of investors. As of July 31, 2005, Prudential owns 220 shares, 219 shares and 220 shares of Class M, Class R and Class X shares, respectively.

The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended July 31, 2005:
Shares sold	2,462,808	$29,221,647
Shares issued in reinvestment of dividends and distributions	91,755	1,114,375
Shares reacquired	(1,745,103)	(20,747,599)

Net increase (decrease) in shares outstanding before conversion	809,460	9,588,423
Shares issued upon conversion from class B	244,093	2,928,682

Net increase (decrease) in shares outstanding	1,053,553	$12,517,105

Year ended July 31, 2004:
Shares sold	2,493,627	$27,179,168
Shares issued in reinvestment of dividends and distributions	83,298	907,145
Shares reacquired	(1,433,352)	(15,669,901)

Net increase (decrease) in shares outstanding before conversion	1,143,573	12,416,412
Shares issued upon conversion from class B	127,315	1,391,954

Net increase (decrease) in shares outstanding	1,270,888	$13,808,366

Class B
Year ended July 31, 2005:
Shares sold	2,459,071	$28,903,094
Shares issued in reinvestment of dividends and distributions	75,673	913,194
Shares reacquired	(2,449,107)	(28,888,364)

Net increase (decrease) in shares outstanding before conversion	85,637	927,924
Shares reacquired upon conversion into class A	(245,202)	(2,928,682)

Net increase (decrease) in shares outstanding	(159,565)	$(2,000,758)

Year ended July 31, 2004:
Shares sold	4,430,282	$48,146,465
Shares issued in reinvestment of dividends and distributions	77,042	835,048
Shares reacquired	(1,903,819)	(20,799,776)

Net increase (decrease) in shares outstanding before conversion	2,603,505	28,181,737
Shares reacquired upon conversion into class A	(127,876)	(1,391,954)

Net increase (decrease) in shares outstanding	2,475,629	$26,789,783

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Allocation Fund	81

Notes to Financial Statements

Cont’d

Class C	Shares	Amount
Year ended July 31, 2005:
Shares sold	2,026,024	$23,859,307
Shares issued in reinvestment of dividends and distributions	40,288	485,492
Shares reacquired	(1,947,640)	(22,893,253)

Net increase (decrease) in shares outstanding	118,672	$1,451,546

Year ended July 31, 2004:
Shares sold	3,174,344	$34,329,067
Shares issued in reinvestment of dividends and distributions	41,328	447,399
Shares reacquired	(1,809,659)	(19,750,825)

Net increase (decrease) in shares outstanding	1,406,013	$15,025,641

Class M
October 4, 2004* to July 31, 2005:
Shares sold	411,399	$4,914,172
Shares issued in reinvestment of dividends and distributions	760	9,337
Shares reacquired	(73,349)	(869,969)

Net increase (decrease) in shares outstanding	338,810	$4,053,540

Class R
October 4, 2004* to July 31, 2005:
Shares sold	219	$2,500
Shares issued in reinvestment of dividends and distributions	—	—
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	219	$2,500

Class X
October 4, 2004* to July 31, 2005:
Shares sold	200,282	$2,402,910
Shares issued in reinvestment of dividends and distributions	340	4,197
Shares reacquired	(18,165)	(218,786)

Net increase (decrease) in shares outstanding	182,457	$2,188,321

Class Z
Year ended July 31, 2005:
Shares sold	256,363	$3,043,476
Shares issued in reinvestment of dividends and distributions	8,573	104,208
Shares reacquired	(223,190)	(2,667,210)

Net increase (decrease) in shares outstanding	41,746	$480,474

Year ended July 31, 2004:
Shares sold	375,867	$4,040,526
Shares issued in reinvestment of dividends and distributions	10,261	111,585
Shares reacquired	(563,049)	(6,202,923)

Net increase (decrease) in shares outstanding	(176,921)	$(2,050,812)

*	Commencement of offering of new share class.

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ANNUAL REPORT

JULY 31, 2005

STRATEGIC PARTNERS

ASSET ALLOCATION FUNDS

FINANCIAL HIGHLIGHTS

Financial Highlights

Class A
Year Ended July 31, 2005(b)
Per Share Operating Performance:
Net asset value, beginning of year	$10.96

Income (loss) from investment operations
Net investment income	.14
Net realized and unrealized gain (loss) on investment transactions	1.61

Total from investment operations	1.75

Less distributions
Dividends from net investment income	(.15)
Distributions from net realized gains on investments	—

Total dividends and distributions	(.15)

Net asset value, end of year	$12.56

Total Return(a)	16.01%
Ratios/Supplemental Data:
Net assets, end of year (000)	$103,989
Average net assets (000)	$91,030
Ratio to average net assets :
Expenses, including distribution and service (12b-1) fees(c)	1.32%
Expenses, excluding distribution and service (12b-1) fees	1.07%
Net investment income	1.17%
For Class A, B, C, M, R, X and Z shares:
Portfolio turnover rate	285%

(a)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculated based upon weighted average shares outstanding during the period.
(c)	The Distributor has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of Class A shares.

See Notes to Financial Statements.

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Class A
Year Ended July 31,
2004	2003(b)	2002(b)	2001(b)

$9.89	$8.86	$10.70	$12.03

.12	.15	.19	.24
1.09	1.02	(1.76)	(.83)

1.21	1.17	(1.57)	(.59)

(.14)	(.14)	(.27)	(.14)
—	—	—	(.60)

(.14)	(.14)	(.27)	(.74)

$10.96	$9.89	$8.86	$10.70

12.27%	13.29%	(14.92)%	(4.89)%

$79,172	$58,862	$50,559	$58,517
$72,043	$51,006	$57,234	$56,627

1.35%	1.49%	1.48%	1.54%
1.10%	1.24%	1.23%	1.29%
1.15%	1.66%	1.68%	2.18%

100%	158%	217%	246%

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Allocation Fund	85

Financial Highlights

Cont’d

Class B
Year Ended July 31, 2005(b)
Per Share Operating Performance:
Net asset value, beginning of year	$10.92

Income (loss) from investment operations
Net investment income	.05
Net realized and unrealized gain (loss) on investment transactions	1.61

Total from investment operations	1.66

Less distributions
Dividends from net investment income	(.06)
Distributions from net realized gains on investments	—

Total dividends and distributions	(.06)

Net asset value, end of year	$12.52

Total Return(a)	15.24%
Ratios/Supplemental Data:
Net assets, end of year (000)	$193,795
Average net assets (000)	$184,197
Ratio to average net assets :
Expenses, including distribution and service (12b-1) fees	2.07%
Expenses, excluding distribution and service (12b-1) fees	1.07%
Net investment income	.41%

(a)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculated based upon weighted average shares outstanding during the period.

See Notes to Financial Statements.

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Class B
Year Ended July 31,
2004	2003(b)	2002(b)	2001(b)

$9.86	$8.83	$10.63	$12.01

.04	.08	.11	.16
1.08	1.03	(1.75)	(.84)

1.12	1.11	(1.64)	(.68)

(.06)	(.08)	(.16)	(.10)
—	—	—	(.60)

(.06)	(.08)	(.16)	(.70)

$10.92	$9.86	$8.83	$10.63

11.37%	12.58%	(15.56)%	(5.72)%

$170,863	$129,759	$107,775	$117,664
$157,550	$113,902	$116,960	$109,534

2.10%	2.24%	2.23%	2.29%
1.10%	1.24%	1.23%	1.29%
.41%	.91%	.93%	1.43%

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Allocation Fund	87

Financial Highlights

Cont’d

Class C
Year Ended July 31, 2005(b)
Per Share Operating Performance:
Net asset value, beginning of year	$10.92

Income (loss) from investment operations
Net investment income	.05
Net realized and unrealized gain (loss) on investment transactions	1.61

Total from investment operations	1.66

Less distributions
Dividends from net investment income	(.06)
Distributions from net realized gains on investments	—

Total dividends and distributions	(.06)

Net asset value, end of year	$12.52

Total Return(a)	15.24%
Ratios/Supplemental Data:
Net assets, end of year (000)	$116,893
Average net assets (000)	$108,434
Ratio to average net assets :
Expenses, including distribution and service (12b-1) fees	2.07%
Expenses, excluding distribution and service (12b-1) fees	1.07%
Net investment income	.41%

(a)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculated based upon weighted average shares outstanding during the period.

See Notes to Financial Statements.

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Class C
Year Ended July 31,
2004	2003(b)	2002(b)	2001(b)

$9.86	$8.83	$10.63	$12.01

.04	.08	.11	.16
1.08	1.03	(1.75)	(.84)

1.12	1.11	(1.64)	(.68)

(.06)	(.08)	(.16)	(.10)
—	—	—	(.60)

(.06)	(.08)	(.16)	(.70)

$10.92	$9.86	$8.83	$10.63

11.37%	12.58%	(15.56)%	(5.72)%

$100,712	$77,008	$47,165	$34,021
$94,252	$59,626	$40,465	$30,623

2.10%	2.24%	2.23%	2.29%
1.10%	1.24%	1.23%	1.29%
.41%	.89%	.95%	1.43%

See Notes to Financial Statements.

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Allocation Fund	89

Financial Highlights

Cont’d

	Class M
	October 4, 2004(a) Through July 31, 2005
Per Share Operating Performance:
Net asset value, beginning of period	$11.34

Income from investment operations
Net investment income	.09
Net realized and unrealized gain on investment transactions	1.15

Total from investment operations	1.24

Less distributions
Dividends from net investment income	(.09)

Net asset value, end of period	$12.49

Total Return(b)	10.96%
Ratios/Supplemental Data:
Net assets, end of period (000)	$4,233
Average net assets (000)	$2,203
Ratio to average net assets :
Expenses, including distribution and service (12b-1) fees	2.07	%(c)
Expenses, excluding distribution and service (12b-1) fees	1.07	%(c)
Net investment income	0.54	%(c)

(a)	Commencement of offering of new share class.
(b)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Distributor has contractually agreed to reduce its distribution and service (12b-1) fees for Class R to .50 of 1% of the average daily net assets of Class R shares.

See Notes to Financial Statements.

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Class R		Class X
October 4, 2004(a) Through July 31, 2005		October 4, 2004(a) Through July 31, 2005

$11.40		$11.34

.10		.09
1.19		1.18

1.29		1.27

(.13)		(.09)

$12.56		$12.52

11.39%		11.23%

$3		$2,284
$3		$1,105

1.57	%(c)(d)	2.07	%(c)
1.07	%(c)	1.07	%(c)
1.02	%(c)	0.59	%(c)

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Allocation Fund	91

Financial Highlights

Cont’d

Class Z
Year Ended July 31, 2005(b)
Per Share Operating Performance:
Net asset value, beginning of year	$10.97

Income (loss) from investment operations
Net investment income	.17
Net realized and unrealized gain (loss) on investment transactions	1.62

Total from investment operations	1.79

Less distributions
Dividends from net investment income	(.18)
Distributions from net realized gains on investments	—

Total dividends and distributions	(.18)

Net asset value, end of year	$12.58

Total Return(a)	16.36%
Ratios/Supplemental Data:
Net assets, end of year (000)	$9,329
Average net assets (000)	$8,425
Ratio to average net assets :
Expenses, including distribution and service (12b-1) fees	1.07%
Expenses, excluding distribution and service (12b-1) fees	1.07%
Net investment income	1.41%

(a)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculated based upon weighted average shares outstanding during the period.

See Notes to Financial Statements.

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Class Z

Year Ended July 31,

2004	2003(b)	2002(b)	2001(b)

$9.90	$8.87	$10.72	$12.05

.15	.16	.22	.25
1.09	1.03	(1.77)	(.82)

1.24	1.19	(1.55)	(.57)

(.17)	(.16)	(.30)	(.16)
—	—	—	(.60)

(.17)	(.16)	(.30)	(.76)

$10.97	$9.90	$8.87	$10.72

12.53%	13.54%	(14.70)%	(4.75)%

$7,678	$8,679	$2,749	$4,272
$9,098	$4,090	$4,262	$2,685

1.10%	1.24%	1.23%	1.29%
1.10%	1.24%	1.23%	1.29%
1.41%	1.86%	1.93%	2.39%

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Allocation Fund	93

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders of

Strategic Partners Asset Allocation Funds—Strategic Partners Moderate Allocation Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Strategic Partners Moderate Allocation Fund (formerly known as Strategic Partners Moderate Growth Fund, hereafter referred to as the “Fund”), a portfolio of the Strategic Partners Asset Allocation Funds, as of July 31, 2005, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented prior to the year ended July 31, 2004 were audited by another independent registered public accounting firm, whose report dated September 29, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of July 31, 2005, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 28, 2005

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Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (July 31, 2005) as to the federal income tax status of dividends paid by the Fund during such fiscal period. Accordingly, we are advising you that during its fiscal period ended July 31, 2005, the Fund paid an ordinary distribution for Class A, Class B, Class C, Class M, Class R, Class X and Class Z shares of $0.15 per share, $0.06 per share, $0.06 per share, $0.09 per share, $0.13 per share, $0.09 per share and $0.18 per share, respectively, which represents net investment income. Further, we wish to advise you that 100% of the ordinary income dividends paid in the fiscal period ended July 31, 2005 qualified for the corporate dividend received deduction available to corporate taxpayers.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders. Please be advised that 10.52% of the dividends paid from ordinary income in the fiscal year ended July 31, 2005 qualify for each of these states’ tax exclusion.

The Fund intends to designate 100% of ordinary income dividends, as qualified for the reduced tax rate under The Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the purpose of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099-DIV.

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Allocation Fund	95

Management of the Trust

(Unaudited)

Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act are referred to as “Independent Trustees”. Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees”. “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Trustees(2)

Linda W. Bynoe (53), Trustee since 2005(3) Oversees 88 Portfolios in Fund complex.

Principal Occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat Ltd.; formerly Vice President at Morgan Stanley & Co.

Other Directorships held:(4) Director of Dynegy Inc. (since September 2002) and Simon Property Group, Inc. (since May 2003).

David E. A. Carson (71), Trustee since 2003(3) Oversees 92 Portfolios in Fund complex.

Principal Occupations (last 5 years): Director (January 2000-May 2000), Chairman (January 1999-December 1999), Chairman and Chief Executive Officer (January 1998-December 1998) and President, Chairman and Chief Executive Officer of People’s Bank (1983-1997).

Other Directorships held:(4) None.

Robert E. La Blanc (71), Trustee since 1999(3) Oversees 89 Portfolios in Fund complex.

Principal Occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan College.

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995); Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company); Director (since April 1999) of The High Yield Plus Fund, Inc.

Douglas H. McCorkindale (66), Trustee since 1998(3) Oversees 89 Portfolios in Fund complex.

Principal Occupations (last 5 years): Chairman (since February 2001) of Gannett Co. Inc. (publishing and media); formerly Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc.

Other Directorships held:(4) Director of Gannett Co., Inc; Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (62), Trustee since 2003(3) Oversees 89 Portfolios in Fund complex.

Principal Occupations (last 5 years): Management Consultant; Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:(4) None.

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Robin B. Smith (65), Trustee since 2003(3) Oversees 90 Portfolios in Fund complex.

Principal Occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing), formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

Stephen G. Stoneburn (62), Trustee since 1999(3) Oversees 89 Portfolios in Fund complex.

Principal Occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc (1975-1989).

Other Directorships held:(4) None.

Clay T. Whitehead (66), Trustee since 1999(3) Oversees 90 Portfolios in Fund complex.

Principal Occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:(4) Director (since 2000) of The High Yield Plus Fund, Inc.

Interested Trustees(1)

Judy A. Rice (57), President and Trustee since 2003(3) Oversees 89 Portfolios in Fund complex.

Principal Occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since 2003) of PI; Director, Officer-In-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-In-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Other Directorships held:(2) None.

Robert F. Gunia (58), Vice President and Trustee since 1999(3) Oversees 160 Portfolios in Fund complex.

Principal Occupations (last 5 years): Chief Administrative Officer (since June 1999) of PI; Executive Vice President (since December 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc, American Skandia Advisory Services, Inc., and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities Incorporated (Prudential Securities).

Other Directorships held:(3) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Allocation Fund	97

Information pertaining to the Officers of the Fund who are not also Trustees is set forth below.

Officers(2)

Kathryn Quirk (52), Chief Legal Officer Since 2005(3)

Principal Occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Senior Vice President and Assistant Secretary (since November 2004) of Prudential Investments LLC; previously General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (47), Secretary Since 2005(3)

Principal Occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President and Assistant Secretary (since December 1996) of PI; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc.

Jonathan D. Shain (47), Assistant Secretary Since 2005(3)

Principal Occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2003) of American Skandia Investments Services, Inc. and American Skandia Fund Services, Inc.

Grace C. Torres (46), Treasurer and Principal Financial and Accounting Officer Since 1998(3)

Principal Occupations (last 5 years): Senior Vice President (since January 2000) of PI: Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

Lee D. Augsburger (46), Chief Compliance Officer Since 2004(3)

Principal Occupations (last 5 years): Vice President and Chief Compliance Officer (since May 2003) of PI; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; formerly Vice President and Chief Legal Officer-Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential Insurance Company of America.

Maryanne Ryan (40), Anti-Money Laundering Compliance Officer Since 2002(3)

Principal Occupations (last 5 years): Vice President, Prudential (since November 1998), First Vice President Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

(1)	“Interested” Trustee, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI or an affiliate of PI), or the Distributor (Prudential Investment Management Services LLC or PIMS)

(2)	Unless otherwise noted, the address of the Trustees and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the individuals’ length of service as Trustee and/or Officer.

(4)	This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

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†	The Fund complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Mutual Funds, The Prudential Variable Contract Accounts 2, 10, and 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund, Inc.

Additional information about the Fund’s Trustees is available in the Fund’s Statement of Additional Information which is available, without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (calling from outside the U.S.)

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Allocation Fund	99

Approval of Advisory Agreements

The Board of Trustees (the “Board”) of Strategic Partners Asset Allocation Funds oversees the management of each of the Strategic Partners Moderate Allocation Fund, and, as required by law, determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreements. In addition to determining whether to renew each Fund’s existing agreements, the Board is also responsible for determining whether to approve new subadvisory agreements for the Fund.

The Board, including a majority of the Independent Trustees, met on March 3, 2005 and approved several new subadvisory agreements for the Fund. Subsequently, on May 24, 2005 and June 23, 2005, the Board, including a majority of the Independent Trustees, met and approved several additional new subadvisory agreements for the Fund and at the same meetings also approved the renewal of the existing management and remaining subadvisory agreements through July 31, 2006, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Trustees received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. In approving the agreements, the Trustees, including the Independent Trustees advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Trustees did not identify any single factor that was dispositive and each Trustee attributed different weights to the various factors. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on March 3, 2005, May 24, 2005, and June 23, 2005.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and each subadviser, each of which serves pursuant to the terms of subadvisory agreements with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ determinations to approve the renewal of the agreements are discussed separately below.

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Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Trust by PI and each subadviser. The Board considered the services provided by PI, including but not limited to the oversight of the subadvisers, as well as the provision of fund accounting, recordkeeping, and compliance services to the Fund. With respect to PI’s oversight of the subadvisers, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), a business unit of PI, is responsible for screening and recommending new subadvisers when appropriate, as well as monitoring and reporting to the Board on the performance and operations of the subadvisers. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund. The Board also considered the investment subadvisory services provided by each subadviser, as well as compliance with the Fund’s investment restrictions, policies and procedures. The Board considered PI’s evaluation of the subadvisers; as well as PI’s recommendation, based on its review of the subadvisers, to renew the subadvisory agreements or to replace certain subadvisers, as applicable.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Trust and each subadviser, and also reviewed the qualifications, backgrounds and responsibilities of the subadvisers’ portfolio managers who are responsible for the day-to-day management of the Fund. The Board was provided with information pertaining to PI’s and each subadviser’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and each subadviser. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (CCO) as to both PI and each subadviser.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by each subadviser, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and each subadviser under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors,

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Allocation Fund

Approval of Advisory Agreements (continued)

including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

The Board noted that, with the exception of Jennison Associates LLC (“Jennison”), none of the Fund’s subadvisers was affiliated with PI, and concluded that the level of profitability of a subadviser not affiliated with PI may not be as significant as PI’s profitability given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by PI and the unaffiliated subadvisers, as well as the fact that PI compensates the subadvisers out of its management fee. The Board did not separately consider the profitability of Jennison, an affiliate of PI, as its profitability was reflected in the profitability report for PI. The Board did not consider the profitability of the new subadvisers, because their engagements were new and therefore, no historical profitability information was available.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Other Benefits to PI and the Subadvisers

The Board considered potential ancillary benefits that might be received by PI, the subadvisers, and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as reputational or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by the subadvisers included the ability to use soft dollar credits, brokerage commissions received by affiliates of the subadvisers, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and reputational benefits. The Board concluded that the benefits derived by PI and the subadvisers were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

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Approval of New Subadvisory Agreements

As part of a proposal by PI to reposition and realign the Fund as part of the Strategic Partners family of mutual funds advised by non-proprietary subadvisers, the Board approved several new subadvisory agreements. With respect to the large capitalization growth “sleeve” of the Fund, the Board approved the termination of Jennison, and approved new subadvisory agreements with Marsico Capital Management LLC and Goldman Sachs Asset Management, LP for the large capitalization growth sleeve. With respect to the large capitalization value “sleeve” of the Fund, the Board approved the termination of Jennison, and approved new subadvisory agreements with Hotchkis and Wiley Capital Management LLC and JP Morgan Investment Management, Inc. With respect to the high yield debt “sleeve” of the Fund, the Board approved the termination of Prudential Investment Management, Inc. (“PIM”) and approved a new subadvisory agreement with Goldman Sachs Asset Management, LP.

With respect to the international equity sleeve of the Fund, the Board expressed the view that the sleeve’s performance was disappointing. Consequently, the Board approved the termination of Lazard Asset Management (“Lazard”) and approved new subadvisory agreements with LSV Asset Management and Thornburg Investment Management Inc. The Board approved continuation of the existing subadvisory agreements with Jennison, PIM and Lazard for an interim period until the new subadvisers assumed responsibility for managing their respective sleeves of the Fund.

Because the existing subadviser for the small capitalization value “sleeve” of the Fund, EARNEST Partners LLC, was approaching the maximum level of assets that they could efficiently manage under current market conditions, the Board approved a new subadvisory agreement with Vaughan Nelson Investment Management as an additional subadviser.

Performance of the Fund / Fees and Expenses / Other Factors

With respect to the Fund, the Board also considered certain additional specific factors and related conclusions relating to the performance and fees and expenses of the Funds, as detailed below. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group was objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Funds in various quartiles over one-year, three-year and five-year time periods ending December 31, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Allocation Fund

Approval of Advisory Agreements (continued)

The Board also considered the Fund’s contractual and actual management fee, as well as the Fund’s net total expense ratio. The contractual management fee is computed based on hypothetical common levels of Fund net assets, while the actual management fee represents the fee rate actually paid by shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The Board received and considered information about the Fund’s historical performance, noting that the Fund had achieved performance that was in the second quartile over a one-year period ending December 31, performance that was in the first quartile over a three-year period ending December 31, and performance that was in the second quartile over a five-year period ending December 31 in relation to the group of comparable funds in a Peer Universe. In addition, the Board noted that the Fund outperformed over the same time periods when compared against the appropriate benchmark index, the Prior Customized Blend Index (which during the reporting period consisted of a model portfolio consisting of the S&P Barra Value Index (20%), the S&P Barra Growth Index (20%), the Russell 2000 Value Index (7.5%), the Russell 2000 Growth Index (7.5%), the Morgan Stanley Capital International Europe, Australasia, and Far East Corporate High Yield Index (10%), the Lehman Brothers U.S. Aggregate Bond Index (20%), and the Lehman Brothers U.S. Corporate High Yield Index (15%)). The Board reviewed the separate performance records of the various “sleeves” of the Fund managed by the different current subadvisers. The Board determined that the Fund’s performance was satisfactory.

The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds provided by Lipper Inc. The Fund’s management fee of 0.750% ranked in the second quartile in its Lipper 15(c) Peer Group. The Board concluded that the management and subadvisory fees are reasonable.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 7/31/05
	One Year	Five Years	Since Inception
Class A	9.63%	2.44%	5.23%
Class B	10.24	2.66	5.32
Class C	14.24	2.84	5.32
Class M	N/A	N/A	N/A
Class R	N/A	N/A	N/A
Class X	N/A	N/A	N/A
Class Z	16.36	3.86	6.38

Average Annual Total Returns (Without Sales Charges) as of 7/31/05
	One Year	Five Years	Since Inception
Class A	16.01%	3.61%	6.12%
Class B	15.24	2.84	5.32
Class C	15.24	2.84	5.32
Class M	N/A	N/A	N/A
Class R	N/A	N/A	N/A
Class X	N/A	N/A	N/A
Class Z	16.36	3.86	6.38

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the

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most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Maximum sales charge is 5.50%.

Source: Prudential Investments LLC and Lipper Inc.

Inception dates: Class A, B, C, and Z 11/18/98; Class M, R, and X, 10/04/04

The graph compares a $10,000 investment in the Strategic Partners Moderate Allocation Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) and the Prior Customized Benchmark for the Strategic Partners Moderate Allocation Fund (Customized Blend) by portraying the initial account values at the commencement of operations for Class A shares (November 18, 1998) and the account values at the end of the current fiscal year (July 31, 2005) as measured on a quarterly basis. The S&P 500 Index and the Prior Customized Blend data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through July 31, 2005, the returns shown in the graph and for Class A shares in the tables would have been lower. Since the Customized Blend was implemented in September 2005, such information is not available.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices have performed in the United States. The Prior Customized Blend is a model portfolio consisting of the S&P Barra Value Index (20%), the S&P Barra Growth Index (20%), the Russell 2000 Value Index (7.5%), the Russell 2000 Growth Index (7.5%), the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index (10%), the Lehman Brothers U.S. Aggregate Bond Index (20%), and the Lehman Brothers U.S. Corporate High Yield Index (15%). Effective September 2005, the Customized Benchmark is a model portfolio consisting of the Russell 3000 Index (52%), MSCI EAEF (13%), and the Lehman Aggregate Bond Index (35%). Each component of the Prior Customized Blend and the Customized Blend is an unmanaged index generally considered to represent the performance of the Fund’s asset classes. The Customized Blend is intended to provide a theoretical comparison to the Fund’s performance, based on the amounts allocated to each asset class rather than based on amounts allocated to various Fund segments as per the Prior Customized Blend. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The target asset allocations may have shifted since the most recent fiscal year end. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Strategic Partners Asset Allocation Funds/Strategic Partners Moderate Allocation Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.strategicpartners.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s (the Commission) website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2005, is available on the Fund’s website at www.strategicpartners.com and on the Commission’s website at www.sec.gov.

TRUSTEES
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Jonathan D. Shain, Assistant Secretary • Maryanne Ryan, Anti-Money Laundering Compliance Officer • Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISERS* (as of July 31, 2005)	EARNEST Partners, LLC	75 14th Street, Suite 2300 Atlanta, GA 30309

	Goldman Sachs Asset Management LP	32 Old Slip 23rd Floor New York, NY 10005

	Hotchkis and Wiley Capital Management LLC	725 South Figueroa Street Suite 3900 Los Angeles, CA 90017

	JP Morgan Investment Management, Inc.	522 Fifth Avenue New York, NY 10036

	LSV Asset Management	One North Wacker Drive Suite 4000 Chicago, IL 60606

	Marsico Capital Management, LLC	1200 17th Street Suite 1600 Denver, CO 80202

	Pacific Investment Management Company LLC	840 Newport Center Drive Newport Beach, CA 92660

* Investment Subadvisers are subject to change by the Manager.

	RS Investment Management, L.P.	388 Market Street Suite 1700 San Francisco, CA 94111

	Thornburg Investment Management, Inc.	119 East Marcy Street Santa Fe, NM 87501

	Vaughan Nelson Investment Management, LP	600 Travis Street Suite 6300 Houston, TX 77002

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Shearman & Sterling LLP	599 Lexington Avenue New York, NY 10022

Strategic Partners Moderate Allocation Fund
Share Class	A	B	C	M	R	X	Z
NASDAQ	PAMGX	DMGBX	PIMGX	MDGWM	MDGWR	MDGWX	PDMZX
CUSIP	86276X889	86276X871	86276X863	86276X814	86276X780	86276X798	86276X855

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Strategic Partners Moderate Allocation Fund, Inc., PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund will provide a full list of its portfolio holdings as of the end of each fiscal quarter on its website at www.strategicpartners.com approximately 60 days after the end of each fiscal quarter.

The Funds’ Statement of Additional Information contains additional information about the Funds’ Trustees and is available without charge upon request by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Strategic Partners Moderate Allocation Fund
Share Class	A	B	C	M	R	X	Z
NASDAQ	PAMGX	DMGBX	PIMGX	MDGWM	MDGWR	MDGWX	PDMZX
CUSIP	86276X889	86276X871	86276X863	86276X814	86276X780	86276X798	86276X855

MFSP504E3    IFS-A108791    Ed. 09/2005

Item 2	–	Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers.

Item 3	–	Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4	–	Principal Accountant Fees and Services –

(a)	Audit Fees

For the fiscal years ended July 31, 2005 and July 31, 2004, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $50,100 and $50,100, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees

None.

(c)	Tax Fees

None.

(d)	All Other Fees

None.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2)	Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g)	Non-Audit Fees

Not applicable to Registrant for the fiscal years 2005 and 2004. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal year 2005 was $84,500. There were no non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal year 2004.

(h)	Principal Accountants Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5	–	Audit Committee of Listed Registrants – Not applicable.

Item 6	–	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10	–	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11	–	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year if the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Exhibits

(a) (1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Strategic Partners Asset Allocation Funds

By (Signature and Title)*	/s/ DEBORAH A. DOCS
Deborah A. Docs Secretary

Date	September 26, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ JUDY A. RICE
Judy A. Rice President and Principal Executive Officer

Date	September 26, 2005

By (Signature and Title)*	/s/ GRACE C. TORRES
Grace C. Torres Treasurer and Principal Financial Officer

Date	September 26, 2005

*	Print the name and title of each signing officer under his or her signature.